SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I, Fidelity Advisor Series VII, Fidelity Advisor Series VIII, Fidelity Capital Trust, Fidelity Central Investment Portfolios LLC, Fidelity Commonwealth Trust, Fidelity Commonwealth Trust II, Fidelity Concord Street Trust, Fidelity Contrafund, Fidelity Covington Trust, Fidelity Destiny Portfolios, Fidelity Devonshire Trust, Fidelity Financial Trust, Fidelity Hanover Street Trust, Fidelity Hastings Street Trust, Fidelity Investment Trust, Fidelity Magellan Fund, Fidelity Mt. Vernon Street Trust, Fidelity Puritan Trust, Fidelity Securities Fund, Fidelity Select Portfolios, Fidelity Summer Street Trust, and Fidelity Trend Fund

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY ADVISOR SERIES I

FIDELITY ADVISOR SERIES VII

FIDELITY ADVISOR SERIES VIII

FIDELITY CAPITAL TRUST

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC

FIDELITY COMMONWEALTH TRUST

FIDELITY COMMONWEALTH TRUST II

FIDELITY CONCORD STREET TRUST

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST

FIDELITY DESTINY PORTFOLIOS

FIDELITY DEVONSHIRE TRUST

FIDELITY FINANCIAL TRUST

FIDELITY HANOVER STREET TRUST

FIDELITY HASTINGS STREET TRUST

FIDELITY INVESTMENT TRUST

FIDELITY MAGELLAN FUND

FIDELITY MT. VERNON STREET TRUST

FIDELITY PURITAN TRUST

FIDELITY SECURITIES FUND

FIDELITY SELECT PORTFOLIOS

FIDELITY SUMMER STREET TRUST

FIDELITY TREND FUND

Dear Shareholder:

A special meeting of shareholders of the above-named trusts (the trusts) will be held on July 16, 2024. Appendix A in the enclosed proxy statement contains a list of funds in the trusts (the funds). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder and a valued Fidelity customer, you can make your voice heard.

Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This letter and accompanying proxy statement contain important information about the proposal and the materials to use when casting your vote.

Please read the enclosed proxy materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal to elect a Board of Trustees has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the best interests of shareholders. They recommend that you vote for this proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. To cast your vote, you may:

•	Visit the web site indicated on your proxy card(s) or notice(s), enter the control number found on the card(s) or notice(s), and follow the on-line instructions, OR

•

Call the toll-free number on your proxy card(s) or available to you on the web site indicated on your notice(s), enter the control number found on the card(s) or notice(s), and follow the recorded instructions, OR;

•	If you have received a paper copy of the proxy card(s), complete the proxy card(s) and return the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at the toll-free number on your notice(s) or proxy card(s). We will be glad to help you submit your vote. Thank you for voting your shares and for your confidence in entrusting Fidelity with your investments.

Sincerely,

Robert A. Lawrence

Acting Chairman

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. We have provided a brief overview of the proposal to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to elect a Board of Trustees.

What role does the Board play?

The Trustees serve as representatives of the funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

Have the funds’ Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

General Questions on the Proxy

Who is Computershare Fund Services?

Computershare Fund Services is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met (or the required vote is not achieved), the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be adjourned.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is May 20, 2024.

How do I vote my shares?

You can vote your shares by visiting the web site indicated on your proxy card(s) or notice(s), entering the control number found on the card(s) or notice(s), and following the on-line instructions. You may also vote by touch-tone telephone by calling the toll-free number on your proxy card(s) or available to you on the web site indicated on your notice(s) and following the recorded instructions. In addition, if you have requested paper proxy materials, you may vote by completing and signing the proxy card(s) and mailing them in the postage-paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at the toll-free number on your proxy card(s) or notice(s).

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9912385.100 EQP24-PXL-0524

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on July 16, 2024

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at https://www.proxy-direct.com/Fidelity.

FIDELITY ADVISOR SERIES I

FIDELITY ADVISOR SERIES VII

FIDELITY ADVISOR SERIES VIII

FIDELITY CAPITAL TRUST

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC

FIDELITY COMMONWEALTH TRUST

FIDELITY CONCORD STREET TRUST

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST

FIDELITY DESTINY PORTFOLIOS

FIDELITY DEVONSHIRE TRUST

FIDELITY FINANCIAL TRUST

FIDELITY HANOVER STREET TRUST

FIDELITY HASTINGS STREET TRUST

FIDELITY INVESTMENT TRUST

FIDELITY MAGELLAN FUND

FIDELITY MT. VERNON STREET TRUST

FIDELITY PURITAN TRUST

FIDELITY SECURITIES FUND

FIDELITY SELECT PORTFOLIOS

FIDELITY SUMMER STREET TRUST

FIDELITY TREND FUND

245 Summer Street, Boston, Massachusetts 02210

1-800-544-8544 (Retail funds and/or classes)

1-800-FIDELITY (Fidelity ETFs)

1-877-208-0098 (Advisor funds and/or classes)

1-800-835-5092 (K6 funds and/or Class K)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held on July 16, 2024, at 8:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on May 20, 2024, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARGARET CAREY

Secretary and Chief Legal Officer

May 20, 2024

Your vote is important – please vote your shares promptly.

The Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication at meetnow.global/MQZDHHG. You will not be able to attend the Meeting in person. You will be required to enter the control number found on your proxy card, voting instruction form or notice you previously received. If you have lost or misplaced your control number, please email Computershare Fund Services, the proxy tabulator for the Meeting (“Computershare”), at shareholdermeetings@computershare.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. ET on Thursday, July, 11, 2024. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

Questions from shareholders to be considered at the Meeting must be submitted to Computershare at shareholdermeetings@computershare.com no later than 8:00 a.m. ET on Monday, July 15, 2024.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting’s website during the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp.	John Smith, Treasurer

		c/o John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee

		u/t/d 12/28/78

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft

		f/b/o Anthony B. Craft, Jr.

		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.

3.	Enter the number found in either the box on the front of your proxy card or on the proposal page(s) of your notice.

4.	Follow the recorded or on-line instructions to cast your vote up until 11:59 p.m. ET on July 15, 2024.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY ADVISOR SERIES I

FIDELITY ADVISOR SERIES VII

FIDELITY ADVISOR SERIES VIII

FIDELITY CAPITAL TRUST

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC

FIDELITY COMMONWEALTH TRUST

FIDELITY CONCORD STREET TRUST

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST

FIDELITY DESTINY PORTFOLIOS

FIDELITY DEVONSHIRE TRUST

FIDELITY FINANCIAL TRUST

FIDELITY HANOVER STREET TRUST

FIDELITY HASTINGS STREET TRUST

FIDELITY INVESTMENT TRUST

FIDELITY MAGELLAN FUND

FIDELITY MT. VERNON STREET TRUST

FIDELITY PURITAN TRUST

FIDELITY SECURITIES FUND

FIDELITY SELECT PORTFOLIOS

FIDELITY SUMMER STREET TRUST

FIDELITY TREND FUND

TO BE HELD ON JULY 16, 2024

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on July 16, 2024 at 8:00 a.m. ET. The Board of Trustees and Fidelity Management & Research Company LLC (FMR) have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person. Appendix A contains a list of the funds in each trust (the funds).

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of the Notice of Internet Availability of Proxy Materials and the distribution of this Proxy Statement and the accompanying proxy card on or about May 20, 2024. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, Computershare Limited (Computershare) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. Computershare may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at https://www.proxy-direct.com/Fidelity to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

Unless otherwise indicated in Appendix A, (i) the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations and (ii) the expenses associated with reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund.

For a fund whose management contract with FMR obligates FMR to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Appendix A lists each fund’s auditor and fiscal year end. The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix C. The principal business address of Fidelity Distributors Company LLC, each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the virtual Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on both proposals.

One-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of March 31, 2024 are indicated in Appendix D.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix E.

Certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR Proposal 1. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted. Certain funds and accounts that are managed by FMR or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on May 20, 2024 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at 1-800-544-8544 (Retail funds and/or classes), 1-800-FIDELITY (Fidelity ETFs), 1-877-208-0098 (Advisor funds and/or classes), or 1-800-835-5092 (K6 funds and/or Class K), visit Fidelity’s web sites at www.fidelity.com, institutional.fidelity.com, or www.401k.com (plan accounts), or write to Fidelity Distributors Company LLC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust present or represented by proxy at the Meeting. Votes to ABSTAIN and broker non-votes will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees of each trust. Pursuant to the provisions of the Declaration of Trust of each trust, the Trustees have determined that the number of Trustees shall be fixed at 13 for all trusts other than Fidelity Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust, and Fidelity Securities Fund, and at 14 for Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust, and Fidelity Securities Fund. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy.

Appendix F shows the composition of the Board of Trustees of each trust and the length of service of each Trustee and Member of the Advisory Board. All nominees named below are currently Trustees or Advisory Board Members of the trusts and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of certain trusts, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of all trusts. With respect to the nominees not previously elected by shareholders of one or more trusts, a third-party search firm identified Vijay C. Advani, Thomas P. Bostick, Thomas A. Kennedy, Oscar Munoz, and Karen B. Peetz as candidates. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. A nominee shall be elected immediately upon shareholder approval. For each such trust other than Fidelity Advisor Series Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust, and Fidelity Securities Fund, the election of the nominees will result in a board comprised of 13 Trustees, and for Fidelity Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust, and Fidelity Securities Fund, the election of the nominees will result in a board comprised of 14 Trustees, the maximum number permitted under each trust’s organizational documents.

Except for Mr. Advani and Ms. Peetz, each of the nominees currently oversees 323 Fidelity funds. Mr. Advani currently oversees 216 Fidelity funds. Ms. Peetz is currently a Member of the Advisory Board of each trust and has served in that capacity continuously since originally appointed.

Jonathan Chiel currently serves as trustee of Fidelity Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust, and Fidelity Securities Fund. Mr. Chiel is not nominated for election by shareholders but will continue to serve as a Trustee of such trusts following the election of the nominees. Mr. Chiel currently oversees 192 Fidelity funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

*	Determined to be an “Interested Nominee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+

The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Vijay C. Advani (1960)

Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).

Thomas P. Bostick (1956)

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Donald F. Donahue (1950)

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).

Vicki L. Fuller (1957)

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).

Oscar Munoz (1959)

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Karen B. Peetz (1955)

Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).

David M. Thomas (1949)

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

+

The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

As of March 31, 2024, the Trustees and nominees for election as Trustee and the officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares apart from Fidelity Climate Action Fund. As of March 31, 2024, the Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Climate Action Fund owned, in the aggregate, 1.67% of Fidelity Climate Action Fund’s total outstanding shares.

During the period June 1, 2022 through March 31, 2024, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Appendix G sets forth the number of Board meetings held during each fund’s last fiscal year.

For more information about the current Trustees who are not nominees in this Proxy Statement, refer to the section entitled “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of March 31, 2024 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee or Trustees is included in Appendix H.

Trustee compensation information for each fund covered by this Proxy Statement is included in Appendix I.

The Board of Trustees recommends that shareholders vote FOR the Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Appendix F shows the composition of the Board of Trustees of each trust and the Advisory Board Members, if any, of each trust. The officers of the funds include: Heather Bonner, Craig S. Brown, John J. Burke III, Margaret Carey, William C. Coffey, Timothy M. Cohen, Jonathan Davis, Laura M. Del Prato, Colm A. Hogan, Pamela R. Holding, Chris Maher, Jason P. Pogorelec, Brett Segaloff, Stacie M. Smith, and Jim Wegmann. Additional information about Mr. Chiel and the officers of the funds can be found in the following table.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

*	Determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with FMR.

+

The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

The officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Information about Ms. Peetz, a nominee, is included in Proposal 1. Correspondence intended for each officer and Advisory Board Member may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2022

Deputy Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Thomas serve as Lead Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds’ Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the funds, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), the adviser’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 9 standing committees. The members of each committee are Independent Trustees. Advisory Board Members may be invited to attend meetings of the committees. See Appendix G for the number of meetings each standing committee held during each fund’s last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Thomas currently serving as Chair and Mr. Wiley serving as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Fair Value Oversight Committee is composed of Mses. Fuller (Chair) and Tomasky, and Messrs. Advani, Bostick, and Donahue. The Fair Value Oversight Committee oversees the valuation of fund investments by the valuation designee, receives and reviews related reports and information, and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Tomasky (Chair) and Messrs. Advani, Bostick, Donahue, and Munoz) and the Equity II Committee (composed of Messrs. Kennedy (Chair), Thomas, and Wiley, and Mses. Fuller, Kampling, and Peetz). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund’s investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee’s review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group’s deliberations.

The Shareholder, Distribution, Brokerage and Proxy Voting Committee is composed of Ms. Kampling (Chair) and Messrs. Kennedy, Munoz, Thomas, and Wiley. Regarding shareholder services, the committee considers the structure and amount of the funds’ transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder’s fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. Regarding proxy voting, the committee reviews the fund’s proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund’s investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund’s annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR’s recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

The Audit Committee is composed of Messrs. Donahue (Chair), Advani, and Kennedy, and Mses. Peetz and Tomasky. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ independent auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the independent auditors employed by the funds. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the systems relating to internal control over financial reporting of the funds and the funds’ service providers; (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) the handling of whistleblower reports relating to internal accounting and/or financial control matters; (v) the accounting policies and disclosures of the funds; and (vi) studies of fund profitability and other comparative analyses relevant to the board’s consideration of the investment management contracts for the funds. The committee considers and acts upon (i) the provision by any independent auditor of any non-audit services for any fund, and (ii) the provision by any independent auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by independent auditors of the funds. The committee is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any independent auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the independent auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It will discuss regularly and oversee the review of internal controls of and the management of risks by the funds and their service providers with respect to accounting and financial matters (including financial reporting relating to the funds), including a review of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers’ internal control over financial reporting. The committee will also review periodically the funds’ major exposures relating to internal control over financial reporting and the steps that have been taken to monitor and control such exposures. In connection to such reviews the committee will receive periodic reports on the funds’ service providers’ internal control over financial reporting. It will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chairs of other committees, as appropriate. The committee reviews at least annually a report from each independent auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with FMR, the funds’ Treasurer, independent auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ Treasurer, independent auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements.

The Governance and Nominating Committee is composed of Messrs. Thomas (Chair), Donahue, and Wiley, and Ms. Fuller. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance, and other developments in mutual fund governance. The committee reports regularly to the Independent Trustees with respect to these activities. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider Independent Trustee candidates to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The Compliance Committee is composed of Messrs. Wiley (Chair), Bostick, and Munoz, and Mses. Fuller, Kampling, and Peetz. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, oversees the annual performance review and compensation of the CCO, and makes recommendations to the Board with respect to the removal of the appointed CCO, as appropriate. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds’ compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Research Committee is composed of all of the Independent Trustees, with Mr. Bostick currently serving as Chair. The Committee’s purpose is to assess the quality of the investment research available to FMR’s investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR’s internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR’s research function.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for each fund, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix J presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix K presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix L presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trusts’ Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trusts, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

EQUITY AND HIGH INCOME FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A. Background

The investment companies managed or administered by Fidelity Management & Research Company or its affiliates (collectively, “Fidelity”) comprising the Equity and High Income Funds of the Fidelity Funds are referred to as the “Funds”; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and other Trustees are referred to as the “Management Trustees.” The Board of Trustees, including at least a majority of the Independent Trustees, has adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee. The Governance and Nominating Committee is referred to herein as the “Committee.”

B. Purposes of the Committee

The purposes of the Committee are as follows:

(1) To identify individuals qualified to serve as Independent Trustees.

(2) To advise the Board of Trustees with respect to Board composition, procedures and committees.

(3) To oversee periodic self-assessments of the Board of Trustees and committees of the Board of Directors.

(4) To monitor corporate governance matters and make recommendations in respect thereof to the Board of Trustees.

(5) To act as the administrative committee with respect to Board of Trustees policies and procedures, committee policies and procedures and codes of ethics as they relate to Independent Directors.

(6) To review and make recommendations to the Board of Directors in respect of Independent Director compensation.

C. Composition of the Committee

All members of the Committee will be Independent Trustees. The members and the Chair of the Committee will be determined annually by vote of the Independent Trustees, upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. Advisory Board members, if any, may be invited to attend meetings of the Committee.

D. Chair; Functions of the Chair

An Independent Trustee will act as Chair of the Committee (the “Chair”). The Chair will have the following responsibilities:

(1) The Chair will preside at all meetings of the Committee. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair will be responsible for reviewing and providing direction on meeting agendas.

(3) The Chair will coordinate with the chairs of other committees as appropriate.

(4) At meetings of the Operations Committee or the Board of Trustees the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(6) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

E. Meetings and Procedures of the Committee

(1) The Committee will normally meet each time the full Board meets, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust or other charter document of the applicable Fund, the Bylaws of such Fund and this Charter.

(3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of members required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

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(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the applicable Fund.

F. Particular Actions of the Committee

(1) Governance Functions

(a) Periodically review Board and Committee procedures and Committee Charters.

(b) Periodically review Independent Trustee compensation and recommend any changes deemed by the Committee to be appropriate.

(c) Make recommendations on the frequency and structure of Board of Trustees meetings.

(d) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(e) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(f) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(g) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(h) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(i) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(j) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(k) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(l) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(m) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

(n) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

(o) Oversee the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance. The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

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(2) Nominating Functions

(a) Identification of Candidates

(i) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(ii) Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(iii) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(iv) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. In accordance with the definition of “advisory board” in Section 2(a)(1) of the Investment Company Act of 1940, any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(v) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

G. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Funds’ independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

H. Self-Assessment; Amendment of Charter

The Committee shall, on an annual basis, assess its performance. The Committee shall address such matters as the Committee considers relevant to its performance. The Committee shall report to the Board on an annual basis the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to a Fund’s or the Board’s policies or procedures. This report may be oral or written. The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

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APPENDIX A

List of trusts and funds, most recent fiscal year ends, and fund auditors.

TRUST/Fund	Auditor[1]	FYE

FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund	Deloitte	8/31/23

Fidelity Advisor Dividend Growth Fund	PwC	11/30/23

Fidelity Advisor Equity Growth Fund	Deloitte	11/30/23

Fidelity Advisor Equity Income Fund	Deloitte	11/30/23

Fidelity Advisor Equity Value Fund	Deloitte	11/30/23

Fidelity Advisor Floating Rate High Income Fund	Deloitte	10/31/23

Fidelity Advisor Growth & Income Fund	Deloitte	11/30/23

Fidelity Advisor Growth Opportunities Fund	Deloitte	11/30/23

Fidelity Advisor High Income Advantage Fund	Deloitte	10/31/23

Fidelity Advisor Large Cap Fund	Deloitte	11/30/23

Fidelity Advisor Leveraged Company Stock Fund	PwC	7/31/23

Fidelity Advisor Mid Cap II Fund	Deloitte	12/31/23

Fidelity Advisor Series Equity Growth Fund	PwC	11/30/23

Fidelity Advisor Series Growth Opportunities Fund	Deloitte	11/30/23

Fidelity Advisor Series Small Cap Fund	PwC	11/30/23

Fidelity Advisor Small Cap Fund	PwC	11/30/23

Fidelity Advisor Stock Selector Mid Cap Fund	Deloitte	11/30/23

Fidelity Advisor Value Fund	Deloitte	10/31/23

Fidelity Advisor Value Strategies Fund	Deloitte	11/30/23

Fidelity Real Estate High Income Fund	PwC	11/30/23

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund	Deloitte	7/31/23

Fidelity Advisor Consumer Discretionary Fund	Deloitte	7/31/23

Fidelity Advisor Energy Fund	Deloitte	7/31/23

Fidelity Advisor Financials Fund	Deloitte	7/31/23

Fidelity Advisor Global Real Estate Fund	Deloitte	7/31/23

Fidelity Advisor Health Care Fund	Deloitte	7/31/23

Fidelity Advisor Industrials Fund	Deloitte	7/31/23

Fidelity Advisor Real Estate Fund	Deloitte	7/31/23

Fidelity Advisor Semiconductors Fund	Deloitte	7/31/23

Fidelity Advisor Technology Fund	Deloitte	7/31/23

Fidelity Advisor Utilities Fund	Deloitte	7/31/23

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund	PwC	10/31/23

Fidelity Advisor Emerging Asia Fund	PwC	10/31/23

Fidelity Advisor Focused Emerging Markets Fund	Deloitte	10/31/23

Fidelity Advisor Global Capital Appreciation Fund	PwC	10/31/23

Fidelity Advisor Global Equity Income Fund	PwC	10/31/23

Fidelity Advisor International Capital Appreciation Fund	Deloitte	10/31/23

Fidelity Advisor Overseas Fund	PwC	10/31/23

Fidelity Advisor Value Leaders Fund	PwC	10/31/23

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund	PwC	10/31/23

Fidelity Disciplined Equity Fund	PwC	10/31/23

Fidelity Focused Stock Fund	PwC	10/31/23

TRUST/Fund	Auditor[1]	FYE

Fidelity Stock Selector All Cap Fund	Deloitte	9/30/23

Fidelity Stock Selector Small Cap Fund	Deloitte	10/31/23

Fidelity Value Fund	PwC	10/31/23

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC

Fidelity Emerging Markets Equity Central Fund	Deloitte	9/30/23

Fidelity Floating Rate Central Fund	Deloitte	9/30/23

Fidelity High Income Central Fund	Deloitte	8/31/23

Fidelity International Equity Central Fund	Deloitte	9/30/23

Fidelity Real Estate Equity Central Fund	Deloitte	9/30/23

Fidelity Specialized High Income Central Fund	Deloitte	8/31/23

Fidelity U.S. Equity Central Fund	Deloitte	6/30/23

FIDELITY COMMONWEALTH TRUST

Fidelity® Nasdaq Composite Index® ETF	PwC	11/30/23

FIDELITY CONCORD STREET TRUST

Fidelity 500 Index Fund[2]	PwC	2/29/24

Fidelity Extended Market Index Fund[2]	PwC	2/29/24

Fidelity Flex 500 Index Fund	Deloitte	2/29/24

Fidelity Founders Fund	PwC	4/30/24

Fidelity International Index Fund[2]	PwC	2/29/24

Fidelity Large Cap Stock Fund	Deloitte	4/30/24

Fidelity Large Cap Stock K6 Fund	Deloitte	4/30/24

Fidelity Mid-Cap Stock Fund	Deloitte	4/30/24

Fidelity Mid-Cap Stock K6 Fund	PwC	4/30/24

Fidelity® Nasdaq Composite Index® Fund	Deloitte	11/30/23

Fidelity SAI International Small Cap Index Fund	Deloitte	10/31/23

Fidelity SAI Japan Stock Index Fund	PwC	10/31/23

Fidelity Series International Index Fund	Deloitte	10/31/23

Fidelity Series Small Cap Core Fund	Deloitte	4/30/24

Fidelity Series Small Cap Discovery Fund	Deloitte	4/30/24

Fidelity Series Total Market Index Fund	PwC	2/29/24

Fidelity Small Cap Discovery Fund	Deloitte	4/30/24

Fidelity Small Cap Stock Fund	Deloitte	4/30/24

Fidelity Small Cap Stock K6 Fund	Deloitte	4/30/24

Fidelity Total Market Index Fund[2]	PwC	2/29/24

Fidelity ZERO Extended Market Index Fund[2]	Deloitte	10/31/23

Fidelity ZERO International Index Fund[2]	Deloitte	10/31/23

Fidelity ZERO Large Cap Index Fund[2]	Deloitte	10/31/23

Fidelity ZERO Total Market Index Fund[2]	Deloitte	10/31/23

FIDELITY CONTRAFUND

Fidelity Advisor New Insights Fund	PwC	12/31/23

Fidelity Contrafund	PwC	12/31/23

Fidelity Contrafund K6	PwC	12/31/23

Fidelity Series Opportunistic Insights Fund	PwC	12/31/23

FIDELITY COVINGTON TRUST

Fidelity Blue Chip Growth ETF	PwC	7/31/23

Fidelity Blue Chip Value ETF	PwC	7/31/23

Fidelity Clean Energy ETF	Deloitte	6/30/23

Fidelity Cloud Computing ETF	Deloitte	6/30/23

TRUST/Fund	Auditor[1]	FYE

Fidelity Crypto Industry and Digital Payments ETF	Deloitte	6/30/23

Fidelity Digital Health ETF	Deloitte	6/30/23

Fidelity Disruptive Automation ETF	PwC	5/31/23

Fidelity Disruptive Communications ETF	PwC	5/31/23

Fidelity Disruptive Finance ETF	PwC	5/31/23

Fidelity Disruptive Medicine ETF	PwC	5/31/23

Fidelity Disruptive Technology ETF	PwC	5/31/23

Fidelity Disruptors ETF	Deloitte	5/31/23

Fidelity Dividend ETF for Rising Rates	PwC	7/31/23

Fidelity Electric Vehicles and Future Transportation ETF	Deloitte	6/30/23

Fidelity Emerging Markets Multifactor ETF	Deloitte	10/31/23

Fidelity Enhanced International ETF	PwC	6/30/23

Fidelity Enhanced Large Cap Core ETF	PwC	6/30/23

Fidelity Enhanced Large Cap Growth ETF	PwC	6/30/23

Fidelity Enhanced Large Cap Value ETF	PwC	6/30/23

Fidelity Enhanced Mid Cap ETF	PwC	6/30/23

Fidelity Enhanced Small Cap ETF	PwC	6/30/23

Fidelity Fundamental Large Cap Core ETF	PwC	7/31/23

Fidelity Fundamental Large Cap Growth ETF	Deloitte	7/31/23

Fidelity Fundamental Large Cap Value ETF	PwC	7/31/23

Fidelity Fundamental Small-Mid Cap ETF	Deloitte	7/31/23

Fidelity High Dividend ETF	PwC	7/31/23

Fidelity High Yield Factor ETF	PwC	8/31/23

Fidelity International High Dividend ETF	Deloitte	10/31/23

Fidelity International Multifactor ETF	Deloitte	10/31/23

Fidelity International Value Factor ETF	Deloitte	10/31/23

Fidelity Low Volatility Factor ETF	PwC	7/31/23

Fidelity Magellan ETF	Deloitte	7/31/23

Fidelity Metaverse ETF	Deloitte	6/30/23

Fidelity Momentum Factor ETF	PwC	7/31/23

Fidelity MSCI Communication Services Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Consumer Discretionary Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Consumer Staples Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Energy Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Financials Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Health Care Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Industrials Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Information Technology Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Materials Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Real Estate Index ETF[2]	Deloitte	7/31/23

Fidelity MSCI Utilities Index ETF[2]	Deloitte	7/31/23

Fidelity Preferred Securities & Income ETF	PwC	8/31/23

Fidelity Quality Factor ETF	PwC	7/31/23

Fidelity Real Estate Investment ETF	Deloitte	7/31/23

Fidelity Small-Mid Multifactor ETF	PwC	7/31/23

Fidelity Stocks for Inflation ETF	Deloitte	7/31/23

Fidelity Sustainable High Yield ETF	PwC	8/31/23

Fidelity Sustainable U.S. Equity ETF	Deloitte	7/31/23

Fidelity U.S. Multifactor ETF	PwC	7/31/23

Fidelity Value Factor ETF	PwC	7/31/23

Fidelity Women’s Leadership ETF	Deloitte	7/31/23

TRUST/Fund	Auditor[1]	FYE

FIDELITY DESTINY PORTFOLIOS

Fidelity Advisor Capital Development Fund	Deloitte	9/30/23

Fidelity Advisor Diversified Stock Fund	Deloitte	9/30/23

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund	PwC	1/31/24

Fidelity Equity-Income K6 Fund	Deloitte	1/31/24

Fidelity Mid Cap Value Fund	PwC	1/31/24

Fidelity Mid Cap Value K6 Fund	Deloitte	1/31/24

Fidelity Series All-Sector Equity Fund	Deloitte	1/31/24

Fidelity Series Stock Selector Large Cap Value Fund	PwC	1/31/24

Fidelity Series Value Discovery Fund	Deloitte	1/31/24

Fidelity Stock Selector Large Cap Value Fund	PwC	1/31/24

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund	PwC	11/30/23

Fidelity Equity Dividend Income Fund	PwC	11/30/23

FIDELITY HANOVER STREET TRUST

Fidelity Emerging Markets Debt Central Fund	PwC	12/31/23

Fidelity Emerging Markets Debt Local Currency Central Fund	PwC	12/31/23

FIDELITY HASTINGS STREET TRUST

Fidelity Fund	PwC	6/30/23

Fidelity Growth Discovery Fund	PwC	6/30/23

Fidelity Mega Cap Stock Fund	PwC	6/30/23

Fidelity Series Emerging Markets Debt Fund	PwC	12/31/23

Fidelity Series Emerging Markets Debt Local Currency Fund	PwC	12/31/23

Fidelity Series Large Cap Stock Fund	PwC	6/30/23

FIDELITY INVESTMENT TRUST

Fidelity Canada Fund	PwC	10/31/23

Fidelity China Region Fund	PwC	10/31/23

Fidelity Diversified International Fund	Deloitte	10/31/23

Fidelity Diversified International K6 Fund	Deloitte	10/31/23

Fidelity Emerging Asia Fund	PwC	10/31/23

Fidelity Emerging Markets Discovery Fund	PwC	10/31/23

Fidelity Emerging Markets Fund	PwC	10/31/23

Fidelity Enduring Opportunities Fund	PwC	10/31/23

Fidelity Europe Fund	PwC	10/31/23

Fidelity Global Commodity Stock Fund	PwC	10/31/23

Fidelity Global Equity Income Fund	Deloitte	10/31/23

Fidelity Infrastructure Fund	PwC	10/31/23

Fidelity International Capital Appreciation Fund	Deloitte	10/31/23

Fidelity International Capital Appreciation K6 Fund	Deloitte	10/31/23

Fidelity International Discovery Fund	PwC	10/31/23

Fidelity International Discovery K6 Fund	Deloitte	10/31/23

Fidelity International Growth Fund	PwC	10/31/23

Fidelity International Small Cap Fund	Deloitte	10/31/23

Fidelity International Small Cap Opportunities Fund	Deloitte	10/31/23

Fidelity International Value Fund	Deloitte	10/31/23

Fidelity Japan Fund	PwC	10/31/23

Fidelity Japan Smaller Companies Fund	PwC	10/31/23

Fidelity Latin America Fund	PwC	10/31/23

TRUST/Fund	Auditor[1]	FYE

Fidelity Nordic Fund	PwC	10/31/23

Fidelity Overseas Fund	PwC	10/31/23

Fidelity Pacific Basin Fund	PwC	10/31/23

Fidelity SAI International SMA Completion Fund	Deloitte	10/31/23

Fidelity SAI Sustainable Emerging Markets Equity Fund	Deloitte	10/31/23

Fidelity SAI Sustainable International Equity Fund	Deloitte	10/31/23

Fidelity Series Canada Fund	PwC	10/31/23

Fidelity Series Emerging Markets Fund	Deloitte	10/31/23

Fidelity Series Emerging Markets Opportunities Fund	Deloitte	10/31/23

Fidelity Series International Growth Fund	PwC	10/31/23

Fidelity Series International Small Cap Fund	Deloitte	10/31/23

Fidelity Series International Value Fund	Deloitte	10/31/23

Fidelity Series Overseas Fund	Deloitte	10/31/23

Fidelity Series Select International Small Cap Fund	Deloitte	10/31/23

Fidelity Series Sustainable Emerging Markets Fund	Deloitte	10/31/23

Fidelity Series Sustainable Non-U.S. Developed Markets Fund	Deloitte	10/31/23

Fidelity Sustainable Emerging Markets Equity Fund	PwC	10/31/23

Fidelity Sustainable International Equity Fund	Deloitte	10/31/23

Fidelity Total Emerging Markets Fund	PwC	10/31/23

Fidelity Total International Equity Fund	Deloitte	10/31/23

Fidelity Worldwide Fund	Deloitte	10/31/23

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund	PwC	3/31/24

Fidelity Magellan K6 Fund	PwC	3/31/24

FIDELITY MT. VERNON STREET TRUST

Fidelity Equity Growth K6 Fund	PwC	11/30/23

Fidelity Growth Company Fund	Deloitte	11/30/23

Fidelity Growth Company K6 Fund	Deloitte	11/30/23

Fidelity Growth Strategies Fund	PwC	11/30/23

Fidelity Growth Strategies K6 Fund	PwC	11/30/23

Fidelity® New Millennium Fund®	PwC	11/30/23

Fidelity Series Growth Company Fund	Deloitte	11/30/23

FIDELITY PURITAN TRUST

Fidelity Balanced Fund	PwC	8/31/23

Fidelity Balanced K6 Fund	PwC	8/31/23

Fidelity Low-Priced Stock Fund	PwC	7/31/23

Fidelity Low-Priced Stock K6 Fund	PwC	7/31/23

Fidelity® Puritan® Fund	PwC	8/31/23

Fidelity Puritan K6 Fund	PwC	8/31/23

Fidelity Series Intrinsic Opportunities Fund	Deloitte	7/31/23

Fidelity Value Discovery Fund	Deloitte	7/31/23

Fidelity Value Discovery K6 Fund	Deloitte	7/31/23

FIDELITY SECURITIES FUND

Fidelity Blue Chip Growth Fund	Deloitte	7/31/23

Fidelity Blue Chip Growth K6 Fund	Deloitte	7/31/23

Fidelity Blue Chip Value Fund	PwC	7/31/23

Fidelity Dividend Growth Fund	PwC	7/31/23

Fidelity Growth & Income Portfolio	PwC	7/31/23

Fidelity Leveraged Company Stock Fund	PwC	7/31/23

TRUST/Fund	Auditor[1]	FYE

Fidelity OTC K6 Portfolio	Deloitte	7/31/23

Fidelity OTC Portfolio	Deloitte	7/31/23

Fidelity Real Estate Income Fund	Deloitte	7/31/23

Fidelity Series Blue Chip Growth Fund	Deloitte	7/31/23

Fidelity Series Real Estate Income Fund	Deloitte	7/31/23

Fidelity Series Small Cap Opportunities Fund	Deloitte	7/31/23

Fidelity Small Cap Growth Fund	PwC	7/31/23

Fidelity Small Cap Growth K6 Fund	PwC	7/31/23

Fidelity Small Cap Value Fund	PwC	7/31/23

FIDELITY SELECT PORTFOLIOS

Automotive Portfolio	PwC	2/29/24

Banking Portfolio	PwC	2/29/24

Biotechnology Portfolio	PwC	2/29/24

Brokerage and Investment Management Portfolio	PwC	2/29/24

Chemicals Portfolio	PwC	2/29/24

Communication Services Portfolio	PwC	2/29/24

Construction and Housing Portfolio	PwC	2/29/24

Consumer Discretionary Portfolio	PwC	2/29/24

Consumer Staples Portfolio	PwC	2/29/24

Defense and Aerospace Portfolio	PwC	2/29/24

Energy Portfolio	PwC	2/29/24

Fidelity Environment and Alternative Energy Fund	PwC	2/29/24

Financials Portfolio	PwC	2/29/24

FinTech Portfolio	PwC	2/29/24

Gold Portfolio	PwC	2/29/24

Health Care Portfolio	PwC	2/29/24

Health Care Services Portfolio	PwC	2/29/24

Industrials Portfolio	PwC	2/29/24

Insurance Portfolio	PwC	2/29/24

Fidelity International Real Estate Fund	Deloitte	7/31/23

Enterprise Technology Services Portfolio	PwC	2/29/24

Leisure Portfolio	PwC	2/29/24

Materials Portfolio	PwC	2/29/24

Medical Technology and Devices Portfolio	PwC	2/29/24

Fidelity Natural Resources Fund	PwC	2/29/24

Pharmaceuticals Portfolio	PwC	2/29/24

Fidelity Real Estate Investment Portfolio	Deloitte	7/31/23

Retailing Portfolio	PwC	2/29/24

Semiconductors Portfolio	PwC	2/29/24

Software and IT Services Portfolio	PwC	2/29/24

Tech Hardware Portfolio	PwC	2/29/24

Technology Portfolio	PwC	2/29/24

Telecommunications Portfolio	PwC	2/29/24

Fidelity Telecom and Utilities Fund	PwC	1/31/24

Transportation Portfolio	PwC	2/29/24

Utilities Portfolio	PwC	2/29/24

Wireless Portfolio	PwC	2/29/24

FIDELITY SUMMER STREET TRUST

Fidelity Agricultural Productivity Fund	Deloitte	5/31/23

Fidelity Capital & Income Fund	PwC	4/30/24

TRUST/Fund	Auditor[1]	FYE

Fidelity Climate Action Fund	Deloitte	5/31/23

Fidelity Focused High Income Fund	PwC	4/30/24

Fidelity Global High Income Fund	PwC	4/30/24

Fidelity Healthy Future Fund	PwC	4/30/24

Fidelity High Income Fund	PwC	4/30/24

Fidelity New Markets Income Fund	PwC	12/31/23

Fidelity SAI High Income Fund	PwC	4/30/24

Fidelity SAI Sustainable Future Fund	PwC	5/31/23

Fidelity SAI Sustainable Sector Fund	PwC	5/31/23

Fidelity SAI Sustainable U.S. Equity Fund	PwC	5/31/23

Fidelity Series Floating Rate High Income Fund	Deloitte	9/30/23

Fidelity Series High Income Fund	Deloitte	4/30/24

Fidelity Series Sustainable U.S. Market Fund	PwC	1/31/24

Fidelity Short Duration High Income Fund	Deloitte	4/30/24

Fidelity Sustainable U.S. Equity Fund	Deloitte	5/31/23

Fidelity U.S. Low Volatility Equity Fund	PwC	4/30/24

Fidelity Water Sustainability Fund	Deloitte	5/31/23

Fidelity Women’s Leadership Fund	Deloitte	4/30/24

FIDELITY TREND FUND

Fidelity Trend Fund	PwC	12/31/23

[1]	“PwC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.
[2]	Expenses in connection with preparing this proxy statement and all solicitations will be borne by FMR.

APPENDIX B

Estimated aggregate costs for services to be provided by Computershare to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund	$1,200	$750

Fidelity Advisor Dividend Growth Fund	$1,200	$750

Fidelity Advisor Equity Growth Fund	$1,200	$750

Fidelity Advisor Equity Income Fund	$1,200	$750

Fidelity Advisor Equity Value Fund	$1,200	$750

Fidelity Advisor Floating Rate High Income Fund	$1,200	$750

Fidelity Advisor Growth & Income Fund	$1,200	$750

Fidelity Advisor Growth Opportunities Fund	$1,200	$750

Fidelity Advisor High Income Advantage Fund	$1,200	$750

Fidelity Advisor Large Cap Fund	$1,200	$750

Fidelity Advisor Leveraged Company Stock Fund	$1,200	$750

Fidelity Advisor Mid Cap II Fund	$1,200	$750

Fidelity Advisor Series Equity Growth Fund	$1,200	$750

Fidelity Advisor Series Growth Opportunities Fund	$1,200	$750

Fidelity Advisor Series Small Cap Fund	$1,200	$750

Fidelity Advisor Small Cap Fund	$1,200	$750

Fidelity Advisor Stock Selector Mid Cap Fund	$1,200	$750

Fidelity Advisor Value Fund	$1,200	$750

Fidelity Advisor Value Strategies Fund	$1,200	$750

Fidelity Real Estate High Income Fund	$1,200	$750

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund	$1,200	$750

Fidelity Advisor Consumer Discretionary Fund	$1,200	$750

Fidelity Advisor Energy Fund	$1,200	$750

Fidelity Advisor Financials Fund	$1,200	$750

Fidelity Advisor Global Real Estate Fund	$1,200	$750

Fidelity Advisor Health Care Fund	$1,200	$750

Fidelity Advisor Industrials Fund	$1,200	$750

Fidelity Advisor Real Estate Fund	$1,200	$750

Fidelity Advisor Semiconductors Fund	$1,200	$750

Fidelity Advisor Technology Fund	$1,200	$750

Fidelity Advisor Utilities Fund	$1,200	$750

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund	$1,200	$750

Fidelity Advisor Emerging Asia Fund	$1,200	$750

Fidelity Advisor Focused Emerging Markets Fund	$1,200	$750

Fidelity Advisor Global Capital Appreciation Fund	$1,200	$750

Fidelity Advisor Global Equity Income Fund	$1,200	$750

Fidelity Advisor International Capital Appreciation Fund	$1,200	$750

Fidelity Advisor Overseas Fund	$1,200	$750

Fidelity Advisor Value Leaders Fund	$1,200	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund	$1,200	$750

Fidelity Disciplined Equity Fund	$1,200	$750

Fidelity Focused Stock Fund	$1,200	$750

Fidelity Stock Selector All Cap Fund	$1,200	$750

Fidelity Stock Selector Small Cap Fund	$1,200	$750

Fidelity Value Fund	$1,200	$750

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC

Fidelity Emerging Markets Equity Central Fund	$350	$150

Fidelity Floating Rate Central Fund	$350	$150

Fidelity High Income Central Fund	$350	$150

Fidelity International Equity Central Fund	$350	$150

Fidelity Real Estate Equity Central Fund	$350	$150

Fidelity Specialized High Income Central Fund	$350	$150

Fidelity U.S. Equity Central Fund	$350	$150

FIDELITY COMMONWEALTH TRUST

FIDELITY COMMONWEALTH TRUST

Fidelity® Nasdaq Composite Index® ETF	$350	$150

FIDELITY CONCORD STREET TRUST

Fidelity 500 Index Fund	$1,200	$750

Fidelity Extended Market Index Fund	$1,200	$750

Fidelity Flex 500 Index Fund	$1,200	$750

Fidelity Founders Fund	$1,200	$750

Fidelity International Index Fund	$1,200	$750

Fidelity Large Cap Stock Fund	$1,200	$750

Fidelity Large Cap Stock K6 Fund	$1,200	$750

Fidelity Mid-Cap Stock Fund	$1,200	$750

Fidelity Mid-Cap Stock K6 Fund	$1,200	$750

Fidelity® Nasdaq Composite Index® Fund	$1,200	$750

Fidelity SAI International Small Cap Index Fund	$1,200	$750

Fidelity SAI Japan Stock Index Fund	$1,200	$750

Fidelity Series International Index Fund	$1,200	$750

Fidelity Series Small Cap Core Fund	$1,200	$750

Fidelity Series Small Cap Discovery Fund	$1,200	$750

Fidelity Series Total Market Index Fund	$1,200	$750

Fidelity Small Cap Discovery Fund	$1,200	$750

Fidelity Small Cap Stock Fund	$1,200	$750

Fidelity Small Cap Stock K6 Fund	$1,200	$750

Fidelity Total Market Index Fund	$1,200	$750

Fidelity ZERO Extended Market Index Fund	$1,200	$750

Fidelity ZERO International Index Fund	$1,200	$750

Fidelity ZERO Large Cap Index Fund	$1,200	$750

Fidelity ZERO Total Market Index Fund	$1,200	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

FIDELITY CONTRAFUND

Fidelity Advisor New Insights Fund	$1,200	$750

Fidelity Contrafund	$1,200	$750

Fidelity Contrafund K6	$1,200	$750

Fidelity Series Opportunistic Insights Fund	$1,200	$750

FIDELITY COVINGTON TRUST

Fidelity Blue Chip Growth ETF	$350	$150

Fidelity Blue Chip Value ETF	$350	$150

Fidelity Clean Energy ETF	$350	$150

Fidelity Cloud Computing ETF	$350	$150

Fidelity Crypto Industry and Digital Payments ETF	$350	$150

Fidelity Digital Health ETF	$350	$150

Fidelity Disruptive Automation ETF	$350	$150

Fidelity Disruptive Communications ETF	$350	$150

Fidelity Disruptive Finance ETF	$350	$150

Fidelity Disruptive Medicine ETF	$350	$150

Fidelity Disruptive Technology ETF	$350	$150

Fidelity Disruptors ETF	$350	$150

Fidelity Dividend ETF for Rising Rates	$350	$150

Fidelity Electric Vehicles and Future Transportation ETF	$350	$150

Fidelity Emerging Markets Multifactor ETF	$350	$150

Fidelity Enhanced International ETF	$350	$150

Fidelity Enhanced Large Cap Core ETF	$350	$150

Fidelity Enhanced Large Cap Growth ETF	$350	$150

Fidelity Enhanced Large Cap Value ETF	$350	$150

Fidelity Enhanced Mid Cap ETF	$350	$150

Fidelity Enhanced Small Cap ETF	$350	$150

Fidelity Fundamental Large Cap Core ETF	$350	$150

Fidelity Fundamental Large Cap Growth ETF	$350	$150

Fidelity Fundamental Large Cap Value ETF	$350	$150

Fidelity Fundamental Small-Mid Cap ETF	$350	$150

Fidelity High Dividend ETF	$350	$150

Fidelity High Yield Factor ETF	$350	$150

Fidelity International High Dividend ETF	$350	$150

Fidelity International Multifactor ETF	$350	$150

Fidelity International Value Factor ETF	$350	$150

Fidelity Low Volatility Factor ETF	$350	$150

Fidelity Magellan ETF	$350	$150

Fidelity Metaverse ETF	$350	$150

Fidelity Momentum Factor ETF	$350	$150

Fidelity MSCI Communication Services Index ETF	$350	$150

Fidelity MSCI Consumer Discretionary Index ETF	$350	$150

Fidelity MSCI Consumer Staples Index ETF	$350	$150

Fidelity MSCI Energy Index ETF	$350	$150

Fidelity MSCI Financials Index ETF	$350	$150

Fidelity MSCI Health Care Index ETF	$350	$150

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

FIDELITY COVINGTON TRUST

Fidelity MSCI Industrials Index ETF	$350	$150

Fidelity MSCI Information Technology Index ETF	$350	$150

Fidelity MSCI Materials Index ETF	$350	$150

Fidelity MSCI Real Estate Index ETF	$350	$150

Fidelity MSCI Utilities Index ETF	$350	$150

Fidelity Preferred Securities & Income ETF	$350	$150

Fidelity Quality Factor ETF	$350	$150

Fidelity Real Estate Investment ETF	$350	$150

Fidelity Small-Mid Multifactor ETF	$350	$150

Fidelity Stocks for Inflation ETF	$350	$150

Fidelity Sustainable High Yield ETF	$350	$150

Fidelity Sustainable U.S. Equity ETF	$350	$150

Fidelity U.S. Multifactor ETF	$350	$150

Fidelity Value Factor ETF	$350	$150

Fidelity Women’s Leadership ETF	$350	$150

FIDELITY DESTINY PORTFOLIOS

Fidelity Advisor Capital Development Fund	$350	$150

Fidelity Advisor Diversified Stock Fund	$350	$150

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund	$1,200	$750

Fidelity Equity-Income K6 Fund	$1,200	$750

Fidelity Mid Cap Value Fund	$1,200	$750

Fidelity Mid Cap Value K6 Fund	$1,200	$750

Fidelity Series All-Sector Equity Fund	$1,200	$750

Fidelity Series Stock Selector Large Cap Value Fund	$1,200	$750

Fidelity Series Value Discovery Fund	$1,200	$750

Fidelity Stock Selector Large Cap Value Fund	$1,200	$750

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund	$1,200	$750

Fidelity Equity Dividend Income Fund	$1,200	$750

FIDELITY HANOVER STREET TRUST

Fidelity Emerging Markets Debt Central Fund	$1,200	$750

Fidelity Emerging Markets Debt Local Currency Central Fund	$1,200	$750

FIDELITY HASTINGS STREET TRUST

Fidelity Fund	$1,200	$750

Fidelity Growth Discovery Fund	$1,200	$750

Fidelity Mega Cap Stock Fund	$1,200	$750

Fidelity Series Emerging Markets Debt Fund	$1,200	$750

Fidelity Series Emerging Markets Debt Local Currency Fund	$1,200	$750

Fidelity Series Large Cap Stock Fund	$1,200	$750

FIDELITY INVESTMENT TRUST

Fidelity Canada Fund	$1,200	$750

Fidelity China Region Fund	$1,200	$750

Fidelity Diversified International Fund	$1,200	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

FIDELITY INVESTMENT TRUST

Fidelity Diversified International K6 Fund	$1,200	$750

Fidelity Emerging Asia Fund	$1,200	$750

Fidelity Emerging Markets Discovery Fund	$1,200	$750

Fidelity Emerging Markets Fund	$1,200	$750

Fidelity Enduring Opportunities Fund	$1,200	$750

Fidelity Europe Fund	$1,200	$750

Fidelity Global Commodity Stock Fund	$1,200	$750

Fidelity Global Equity Income Fund	$1,200	$750

Fidelity Infrastructure Fund	$1,200	$750

Fidelity International Capital Appreciation Fund	$1,200	$750

Fidelity International Capital Appreciation K6 Fund	$1,200	$750

Fidelity International Discovery Fund	$1,200	$750

Fidelity International Discovery K6 Fund	$1,200	$750

Fidelity International Growth Fund	$1,200	$750

Fidelity International Small Cap Fund	$1,200	$750

Fidelity International Small Cap Opportunities Fund	$1,200	$750

Fidelity International Value Fund	$1,200	$750

Fidelity Japan Fund	$1,200	$750

Fidelity Japan Smaller Companies Fund	$1,200	$750

Fidelity Latin America Fund	$2,000	$1,000

Fidelity Nordic Fund	$1,200	$750

Fidelity Overseas Fund	$1,200	$750

Fidelity Pacific Basin Fund	$1,200	$750

Fidelity SAI International SMA Completion Fund	$1,200	$750

Fidelity SAI Sustainable Emerging Markets Equity Fund	$1,200	$750

Fidelity SAI Sustainable International Equity Fund	$1,200	$750

Fidelity Series Canada Fund	$1,200	$750

Fidelity Series Emerging Markets Fund	$1,200	$750

Fidelity Series Emerging Markets Opportunities Fund	$1,200	$750

Fidelity Series International Growth Fund	$1,200	$750

Fidelity Series International Small Cap Fund	$1,200	$750

Fidelity Series International Value Fund	$1,200	$750

Fidelity Series Overseas Fund	$1,200	$750

Fidelity Series Select International Small Cap Fund	$1,200	$750

Fidelity Series Sustainable Emerging Markets Fund	$1,200	$750

Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$1,200	$750

Fidelity Sustainable Emerging Markets Equity Fund	$1,200	$750

Fidelity Sustainable International Equity Fund	$1,200	$750

Fidelity Total Emerging Markets Fund	$1,200	$750

Fidelity Total International Equity Fund	$1,200	$750

Fidelity Worldwide Fund	$1,200	$750

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund	$1,200	$750

Fidelity Magellan K6 Fund	$1,200	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

FIDELITY MT. VERNON STREET TRUST

Fidelity Equity Growth K6 Fund	$1,200	$750

Fidelity Growth Company Fund	$1,200	$750

Fidelity Growth Company K6 Fund	$1,200	$750

Fidelity Growth Strategies Fund	$1,200	$750

Fidelity Growth Strategies K6 Fund	$1,200	$750

Fidelity® New Millennium Fund®	$1,200	$750

Fidelity Series Growth Company Fund	$1,200	$750

FIDELITY PURITAN TRUST

Fidelity Balanced Fund	$1,200	$750

Fidelity Balanced K6 Fund	$1,200	$750

Fidelity Low-Priced Stock Fund	$1,200	$750

Fidelity Low-Priced Stock K6 Fund	$1,200	$750

Fidelity® Puritan® Fund	$1,200	$750

Fidelity Puritan K6 Fund	$1,200	$750

Fidelity Series Intrinsic Opportunities Fund	$1,200	$750

Fidelity Value Discovery Fund	$1,200	$750

Fidelity Value Discovery K6 Fund	$1,200	$750

FIDELITY SECURITIES FUND

Fidelity Blue Chip Growth Fund	$1,200	$750

Fidelity Blue Chip Growth K6 Fund	$1,200	$750

Fidelity Blue Chip Value Fund	$1,200	$750

Fidelity Dividend Growth Fund	$1,200	$750

Fidelity Growth & Income Portfolio	$1,200	$750

Fidelity Leveraged Company Stock Fund	$1,200	$750

Fidelity OTC K6 Portfolio	$1,200	$750

Fidelity OTC Portfolio	$1,200	$750

Fidelity Real Estate Income Fund	$1,200	$750

Fidelity Series Blue Chip Growth Fund	$1,200	$750

Fidelity Series Real Estate Income Fund	$1,200	$750

Fidelity Series Small Cap Opportunities Fund	$1,200	$750

Fidelity Small Cap Growth Fund	$1,200	$750

Fidelity Small Cap Growth K6 Fund	$1,200	$750

Fidelity Small Cap Value Fund	$1,200	$750

FIDELITY SELECT PORTFOLIOS

Automotive Portfolio	$350	$150

Banking Portfolio	$350	$150

Biotechnology Portfolio	$350	$150

Brokerage and Investment Management Portfolio	$350	$150

Chemicals Portfolio	$350	$150

Communication Services Portfolio	$350	$150

Construction and Housing Portfolio	$350	$150

Consumer Discretionary Portfolio	$350	$150

Consumer Staples Portfolio	$350	$150

Defense and Aerospace Portfolio	$350	$150

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

FIDELITY SELECT PORTFOLIOS

Energy Portfolio	$350	$150

Fidelity Environment and Alternative Energy Fund	$350	$150

Financials Portfolio	$350	$150

FinTech Portfolio	$350	$150

Gold Portfolio	$350	$150

Health Care Portfolio	$350	$150

Health Care Services Portfolio	$350	$150

Industrials Portfolio	$350	$150

Insurance Portfolio	$350	$150

Fidelity International Real Estate Fund	$350	$150

Enterprise Technology Services Portfolio	$350	$150

Leisure Portfolio	$350	$150

Materials Portfolio	$350	$150

Medical Technology and Devices Portfolio	$350	$150

Fidelity Natural Resources Fund	$350	$150

Pharmaceuticals Portfolio	$350	$150

Retailing Portfolio	$350	$150

Fidelity Real Estate Investment Portfolio	$350	$150

Semiconductors Portfolio	$350	$150

Software and IT Services Portfolio	$350	$150

Tech Hardware Portfolio	$350	$150

Technology Portfolio	$350	$150

Telecommunications Portfolio	$350	$150

Fidelity Telecom and Utilities Fund	$350	$150

Transportation Portfolio	$350	$150

Utilities Portfolio	$350	$150

Wireless Portfolio	$350	$150

FIDELITY SUMMER STREET TRUST

Fidelity Agricultural Productivity Fund	$1,200	$750

Fidelity Capital & Income Fund	$1,200	$750

Fidelity Climate Action Fund	$1,200	$750

Fidelity Focused High Income Fund	$1,200	$750

Fidelity Global High Income Fund	$1,200	$750

Fidelity Healthy Future Fund	$1,200	$750

Fidelity High Income Fund	$1,200	$750

Fidelity New Markets Income Fund	$1,200	$750

Fidelity SAI High Income Fund	$1,200	$750

Fidelity SAI Sustainable Future Fund	$1,200	$750

Fidelity SAI Sustainable Sector Fund	$1,200	$750

Fidelity SAI Sustainable U.S. Equity Fund	$1,200	$750

Fidelity Series Floating Rate High Income Fund	$1,200	$750

Fidelity Series High Income Fund	$1,200	$750

Fidelity Series Sustainable U.S. Market Fund	$1,200	$750

Fidelity Short Duration High Income Fund	$1,200	$750

Fidelity Sustainable U.S. Equity Fund	$1,200	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

FIDELITY SUMMER STREET TRUST

Fidelity U.S. Low Volatility Equity Fund	$1,200	$750

Fidelity Water Sustainability Fund	$1,200	$750

Fidelity Women’s Leadership Fund	$1,200	$750

FIDELITY TREND FUND

Fidelity Trend Fund	$1,500	$750

APPENDIX C

Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIA (UK)[6]	Black- Rock[7]	Geode[8]
FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund	X	X	X	–	–	–	–

Fidelity Advisor Dividend Growth Fund	X	X	X	–	–	–	–

Fidelity Advisor Equity Growth Fund	X	X	X	–	–	–	–

Fidelity Advisor Equity Income Fund	X	X	X	–	–	–	–

Fidelity Advisor Equity Value Fund	X	X	X	–	–	–	–

Fidelity Advisor Floating Rate High Income Fund	X	X	X	–	–	–	–

Fidelity Advisor Growth & Income Fund	X	X	X	–	–	–	–

Fidelity Advisor Growth Opportunities Fund	X	X	X	–	–	–	–

Fidelity Advisor High Income Advantage Fund	X	X	X	–	–	–	–

Fidelity Advisor Large Cap Fund	X	X	X	–	–	–	–

Fidelity Advisor Leveraged Company Stock Fund	X	X	X	–	–	–	–

Fidelity Advisor Mid Cap II Fund	X	X	X	–	–	–	–

Fidelity Advisor Series Equity Growth Fund	X	X	X	–	–	–	–

Fidelity Advisor Series Growth Opportunities Fund	–	X	X	–	–	–	–

Fidelity Advisor Series Small Cap Fund	–	X	X	–	–	–	–

Fidelity Advisor Small Cap Fund	X	X	X	–	–	–	–

Fidelity Advisor Stock Selector Mid Cap Fund	X	X	X	–	–	–	–

Fidelity Advisor Value Fund	X	X	X	–	–	–	–

Fidelity Advisor Value Strategies Fund	X	X	X	–	–	–	–

Fidelity Real Estate High Income Fund	X	X	X	–	–	–	–

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund	X	X	X	–	–	–	–

Fidelity Advisor Consumer Discretionary Fund	X	X	X	–	–	–	–

Fidelity Advisor Energy Fund	X	X	X	–	–	–	–

Fidelity Advisor Financials Fund	X	X	X	–	–	–	–

Fidelity Advisor Global Real Estate Fund	X	X	X	–	–	–	–

Fidelity Advisor Health Care Fund	X	X	X	–	–	–	–

Fidelity Advisor Industrials Fund	X	X	X	–	–	–	–

Fidelity Advisor Real Estate Fund	X	X	X	–	–	–	–

Fidelity Advisor Semiconductors Fund	X	X	X	–	–	–	–

Fidelity Advisor Technology Fund	X	X	X	–	–	–	–

Fidelity Advisor Utilities Fund	X	X	X	–	–	–	–

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund	X	X	X	X	X	–	–

Fidelity Advisor Emerging Asia Fund	X	X	X	X	X	–	–

Fidelity Advisor Focused Emerging Markets Fund	X	X	X	X	X	–	–

Fidelity Advisor Global Capital Appreciation Fund	X	X	X	X	X	–	–

Fidelity Advisor Global Equity Income Fund	X	X	X	X	X	–	–

Fidelity Advisor International Capital Appreciation Fund	X	X	X	X	X	–	–

Fidelity Advisor Overseas Fund	X	X	X	X	X	–	–

Fidelity Advisor Value Leaders Fund	X	X	X	–	–	–	–

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund	X	X	X	–	–	–	–

Fidelity Disciplined Equity Fund	X	X	X	–	–	–	–

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIA (UK)[6]	Black- Rock[7]	Geode[8]

FIDELITY CAPITAL TRUST

Fidelity Focused Stock Fund	X	X	X	–	–	–	–

Fidelity Stock Selector All Cap Fund	X	X	X	–	–	–	–

Fidelity Stock Selector Small Cap Fund	X	X	X	–	–	–	–

Fidelity Value Fund	X	X	X	–	–	–	–

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC

Fidelity Emerging Markets Equity Central Fund	X	X	X	X	X	–	–

Fidelity Floating Rate Central Fund	X	X	X	–	–	–	–

Fidelity High Income Central Fund	X	X	X	–	–	–	–

Fidelity International Equity Central Fund	X	X	X	X	X	–	–

Fidelity Real Estate Equity Central Fund	X	X	X	–	–	–	–

Fidelity Specialized High Income Fund	X	X	X	–	–	–	–

Fidelity U.S. Equity Central Fund	X	X	X	–	–	–	–

FIDELITY COMMONWEALTH TRUST

Fidelity Nasdaq Composite Index ETF	–	–	–	–	–	–	X

FIDELITY CONCORD STREET TRUST

Fidelity 500 Index Fund	–	–	–	–	–	–	X

Fidelity Extended Market Index Fund	–	–	–	–	–	–	X

Fidelity Flex 500 Index Fund	–	–	–	–	–	–	X

Fidelity Founders Fund	X	X	X	–	–	–	–

Fidelity International Index Fund	–	–	–	–	–	–	X

Fidelity Large Cap Stock Fund	X	X	X	–	–	–	–

Fidelity Large Cap Stock K6 Fund	X	X	X	–	–	–	–

Fidelity Mid-Cap Stock Fund	X	X	X	–	–	–	–

Fidelity Mid-Cap Stock K6 Fund	X	X	X	–	–	–	–

Fidelity Nasdaq Composite Index Fund	–	–	–	–	–	–	X

Fidelity SAI International Small Cap Index Fund	–	–	–	–	–	–	X

Fidelity SAI Japan Stock Index Fund	–	–	–	–	–	–	X

Fidelity Series International Index Fund	–	–	–	–	–	–	X

Fidelity Series Small Cap Core Fund	X	X	X	–	–	–	–

Fidelity Series Small Cap Discovery Fund	–	X	X	–	–	–	–

Fidelity Series Total Market Index Fund	–	–	–	–	–	–	X

Fidelity Small Cap Discovery Fund	X	X	X	–	–	–	–

Fidelity Small Cap Stock Fund	X	X	X	–	–	–	–

Fidelity Small Cap Stock K6 Fund	X	X	X	–	–	–	–

Fidelity Total Market Index Fund	–	–	–	–	–	–	X

Fidelity ZERO Extended Market Index Fund	–	–	–	–	–	–	X

Fidelity ZERO International Index Fund	–	–	–	–	–	–	X

Fidelity ZERO Large Cap Index Fund	–	–	–	–	–	–	X

Fidelity ZERO Total Market Index Fund	–	–	–	–	–	–	X

FIDELITY CONTRAFUND

Fidelity Advisor New Insights Fund	X	X	X	–	–	–	–

Fidelity Contrafund	X	X	X	–	–	–	–

Fidelity Contrafund K6	X	X	X	–	–	–	–

Fidelity Series Opportunistic Insights Fund	X	X	X	–	–	–	–

FIDELITY COVINGTON TRUST

Fidelity Blue Chip Growth ETF	X	X	X	–	–	–	–

Fidelity Blue Chip Value ETF	X	X	X	–	–	–	–

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIA (UK)[6]	Black- Rock[7]	Geode[8]

FIDELITY COVINGTON TRUST

Fidelity Clean Energy ETF	–	–	–	–	–	–	X

Fidelity Cloud Computing ETF	–	–	–	–	–	–	X

Fidelity Crypto Industry and Digital Payments ETF	–	–	–	–	–	–	X

Fidelity Digital Health ETF	–	–	–	–	–	–	X

Fidelity Disruptive Automation ETF	X	X	X	–	–	–	–

Fidelity Disruptive Communications ETF	X	X	X	–	–	–	–

Fidelity Disruptive Finance ETF	X	X	X	–	–	–	–

Fidelity Disruptive Medicine ETF	X	X	X	–	–	–	–

Fidelity Disruptive Technology ETF	X	X	X	–	–	–	–

Fidelity Disruptors ETF	X	X	X	–	–	–	–

Fidelity Dividend ETF for Rising Rates	–	–	–	–	–	–	X

Fidelity Electric Vehicles and Future Transportation ETF	–	–	–	–	–	–	X

Fidelity Emerging Markets Multifactor ETF	–	–	–	–	–	–	X

Fidelity Enhanced International ETF	–	–	–	–	–	–	–

Fidelity Enhanced Large Cap Core ETF	–	–	–	–	–	–	–

Fidelity Enhanced Large Cap Growth ETF	–	–	–	–	–	–	–

Fidelity Enhanced Large Cap Value ETF	–	–	–	–	–	–	–

Fidelity Enhanced Mid Cap ETF	–	–	–	–	–	–	–

Fidelity Enhanced Small Cap ETF	–	–	–	–	–	–	–

Fidelity Fundamental Large Cap Core ETF	X	X	X	–	–	–	–

Fidelity Fundamental Large Cap Growth ETF	X	X	X	–	–	–	–

Fidelity Fundamental Large Cap Value ETF	X	X	X	–	–	–	–

Fidelity Fundamental Small-Mid Cap ETF	X	X	X	–	–	–	–

Fidelity High Dividend ETF	–	–	–	–	–	–	X

Fidelity High Yield Factor ETF	X	X	X	–	–	–	–

Fidelity International High Dividend ETF	–	–	–	–	–	–	X

Fidelity International Multifactor ETF	–	–	–	–	–	–	X

Fidelity International Value Factor ETF	–	–	–	–	–	–	X

Fidelity Low Volatility Factor ETF	–	–	–	–	–	–	X

Fidelity Magellan ETF	X	X	X	–	–	–	–

Fidelity Metaverse ETF	–	–	–	–	–	–	X

Fidelity Momentum Factor ETF	–	–	–	–	–	–	X

Fidelity MSCI Communication Services Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Consumer Discretionary Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Consumer Staples Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Energy Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Financials Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Health Care Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Industrials Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Information Technology Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Materials Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Real Estate Index ETF	–	–	–	–	–	X	–

Fidelity MSCI Utilities Index ETF	–	–	–	–	–	X	–

Fidelity Preferred Securities & Income ETF	X	X	X	–	–	–	–

Fidelity Quality Factor ETF	–	–	–	–	–	–	X

Fidelity Real Estate Investment ETF	X	X	X	–	–	–	–

Fidelity Small-Mid Multifactor ETF	–	–	–	–	–	–	X

Fidelity Stocks for Inflation ETF	–	–	–	–	–	–	X

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIA (UK)[6]	Black- Rock[7]	Geode[8]

FIDELITY COVINGTON TRUST

Fidelity Sustainable High Yield ETF	X	X	X	–	–	–	–

Fidelity Sustainable U.S. Equity ETF	X	X	X	–	–	–	–

Fidelity U.S. Multifactor ETF	–	–	–	–	–	–	X

Fidelity Value Factor ETF	–	–	–	–	–	–	X

Fidelity Women’s Leadership ETF	X	X	X	–	–	–	–

FIDELITY DESTINY PORTFOLIOS

Fidelity Advisor Capital Development Fund	X	X	X	–	–	–	–

Fidelity Advisor Diversified Stock Fund	X	X	X	–	–	–	–

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund	X	X	X	–	–	–	–

Fidelity Equity-Income K6 Fund	X	X	X	–	–	–	–

Fidelity Mid Cap Value Fund	X	X	X	–	–	–	–

Fidelity Mid Cap Value K6 Fund	X	X	X	–	–	–	–

Fidelity Series All-Sector Equity Fund	X	X	X	–	–	–	–

Fidelity Series Stock Selector Large Cap Value Fund	X	X	X	–	–	–	–

Fidelity Series Value Discovery Fund	X	X	X	–	–	–	–

Fidelity Stock Selector Large Cap Value Fund	X	X	X	–	–	–	–

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund	X	X	X	–	–	–	–

Fidelity Equity Dividend Income Fund	X	X	X	–	–	–	–

FIDELITY HANOVER STREET TRUST

Fidelity Emerging Markets Debt Central Fund	X	X	X	X	X	–	–

Fidelity Emerging Markets Debt Local Currency Central Fund	X	X	X	–	–	–	–

FIDELITY HASTINGS STREET TRUST

Fidelity Fund	X	X	X	–	–	–	–

Fidelity Growth Discovery Fund	X	X	X	–	–	–	–

Fidelity Mega Cap Stock Fund	X	X	X	–	–	–	–

Fidelity Series Emerging Markets Debt Fund	X	X	X	–	–	–	–

Fidelity Series Emerging Markets Debt Local Currency Fund	X	X	X	–	–	–	–

Fidelity Series Large Cap Stock Fund	X	X	X	–	–	–	–

FIDELITY INVESTMENT TRUST

Fidelity Canada Fund	X	X	X	X	X	–	–

Fidelity China Region Fund	X	X	X	X	X	–	–

Fidelity Diversified International Fund	X	X	X	X	X	–	–

Fidelity Diversified International K6 Fund	X	X	X	–	–	–	–

Fidelity Emerging Asia Fund	X	X	X	X	X	–	–

Fidelity Emerging Markets Discovery Fund	X	X	X	X	X	–	–

Fidelity Emerging Markets Fund	X	X	X	X	X	–	–

Fidelity Enduring Opportunities Fund	X	X	X	–	–	–	–

Fidelity Europe Fund	X	X	X	X	X	–	–

Fidelity Global Commodity Stock Fund	X	X	X	X	X	–	–

Fidelity Global Equity Income Fund	X	X	X	X	X	–	–

Fidelity Infrastructure Fund	X	X	X	–	–	–	–

Fidelity International Capital Appreciation Fund	X	X	X	X	X	–	–

Fidelity International Capital Appreciation K6 Fund	X	X	X	–	–	–	–

Fidelity International Discovery Fund	X	X	X	X	X	–	–

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIA (UK)[6]	Black- Rock[7]	Geode[8]

FIDELITY INVESTMENT TRUST

Fidelity International Discovery K6 Fund	X	X	X	–	–	–	–

Fidelity International Growth Fund	X	X	X	X	X	–	–

Fidelity International Small Cap Fund	X	X	X	X	X	–	–

Fidelity International Small Cap Opportunities Fund	X	X	X	X	X	–	–

Fidelity International Value Fund	X	X	X	X	X	–	–

Fidelity Japan Fund	X	X	X	X	X	–	–

Fidelity Japan Smaller Companies Fund	X	X	X	X	X	–	–

Fidelity Latin America Fund	X	X	X	X	X	–	–

Fidelity Nordic Fund	X	X	X	X	X	–	–

Fidelity Overseas Fund	X	X	X	X	X	–	–

Fidelity Pacific Basin Fund	X	X	X	X	X	–	–

Fidelity SAI International SMA Completion Fund	X	X	X	–	–	–	–

Fidelity SAI Sustainable Emerging Markets Equity Fund	X	X	X	–	–	–	–

Fidelity SAI Sustainable International Equity Fund	X	X	X	–	–	–	–

Fidelity Series Canada Fund	X	X	X	–	–	–	–

Fidelity Series Emerging Markets Fund	X	X	X	–	–	–	–

Fidelity Series Emerging Markets Opportunities Fund	X	X	X	–	–	–	–

Fidelity Series International Growth Fund	X	X	X	–	–	–	–

Fidelity Series International Small Cap Fund	X	X	X	–	–	–	–

Fidelity Series International Value Fund	X	X	X	–	–	–	–

Fidelity Series Overseas Fund	X	X	X	–	–	–	–

Fidelity Series Select International Small Cap Fund	X	X	X	–	–	–	–

Fidelity Series Sustainable Emerging Markets Fund	X	X	X	–	–	–	–

Fidelity Series Sustainable Non-U.S. Developed Markets Fund	X	X	X	–	–	–	–

Fidelity Total Emerging Markets Fund	X	X	X	X	X	–	–

Fidelity Total International Equity Fund	X	X	X	X	X	–	–

Fidelity Worldwide Fund	X	X	X	X	X	–	–

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund	X	X	X	–	–	–	–

Fidelity Magellan K6 Fund	X	X	X	–	–	–	–

FIDELITY MT. VERNON STREET TRUST

Fidelity Equity Growth K6 Fund	X	X	X	–	–	–	–

Fidelity Growth Company Fund	X	X	X	–	–	–	–

Fidelity Growth Company K6 Fund	X	X	X	–	–	–	–

Fidelity Growth Strategies Fund	X	X	X	–	–	–	–

Fidelity Growth Strategies K6 Fund	X	X	X	–	–	–	–

Fidelity New Millennium Fund	X	X	X	–	–	–	–

Fidelity Series Growth Company Fund	–	X	X	–	–	–	–

FIDELITY PURITAN TRUST

Fidelity Balanced Fund	X	X	X	–	–	–	–

Fidelity Balanced K6 Fund	X	X	X	–	–	–	–

Fidelity Low-Priced Stock Fund	X	X	X	–	–	–	–

Fidelity Low-Priced Stock K6 Fund	X	X	X	–	–	–	–

Fidelity Puritan Fund	X	X	X	–	–	–	–

Fidelity Puritan K6 Fund	X	X	X	–	–	–	–

Fidelity Series Intrinsic Opportunities Fund	X	X	X	–	–	–	–

Fidelity Value Discovery Fund	X	X	X	–	–	–	–

Fidelity Value Discovery K6 Fund	X	X	X	–	–	–	–

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIA (UK)[6]	Black- Rock[7]	Geode[8]

FIDELITY SECURITIES FUND

Fidelity Blue Chip Growth Fund	X	X	X	–	–	–	–

Fidelity Blue Chip Growth K6 Fund	X	X	X	–	–	–	–

Fidelity Blue Chip Value Fund	X	X	X	–	–	–	–

Fidelity Dividend Growth Fund	X	X	X	–	–	–	–

Fidelity Growth & Income Portfolio	X	X	X	–	–	–	–

Fidelity Leveraged Company Stock Fund	X	X	X	–	–	–	–

Fidelity OTC K6 Portfolio	X	X	X	–	–	–	–

Fidelity OTC Portfolio	X	X	X	–	–	–	–

Fidelity Real Estate Income Fund	X	X	X	–	–	–	–

Fidelity Series Blue Chip Growth Fund	–	X	X	–	–	–	–

Fidelity Series Real Estate Income Fund	X	X	X	–	–	–	–

Fidelity Series Small Cap Opportunities Fund	X	X	X	–	–	–	–

Fidelity Small Cap Growth Fund	X	X	X	–	–	–	–

Fidelity Small Cap Growth K6 Fund	X	X	X	–	–	–	–

Fidelity Small Cap Value Fund	X	X	X	–	–	–	–

FIDELITY SELECT PORTFOLIOS

Automotive Portfolio	X	X	X	–	–	–	–

Banking Portfolio	X	X	X	X	X	–	–

Biotechnology Portfolio	X	X	X	–	–	–	–

Brokerage and Investment Management Portfolio	X	X	X	–	–	–	–

Chemicals Portfolio	X	X	X	–	–	–	–

Communication Services Portfolio	X	X	X	–	–	–	–

Construction and Housing Portfolio	X	X	X	–	–	–	–

Consumer Discretionary Portfolio	X	X	X	–	–	–	–

Consumer Staples Portfolio	X	X	X	–	–	–	–

Defense and Aerospace Portfolio	X	X	X	–	–	–	–

Energy Portfolio	X	X	X	–	–	–	–

Fidelity Environment and Alternative Energy Fund	X	X	X	–	–	–	–

Financials Portfolio	X	X	X	–	–	–	–

FinTech Portfolio	X	X	X	–	–	–	–

Gold Portfolio	X	X	X	–	–	–	–

Health Care Portfolio	X	X	X	–	–	–	–

Health Care Services Portfolio	X	X	X	–	–	–	–

Industrials Portfolio	X	X	X	–	–	–	–

Insurance Portfolio	X	X	X	–	–	–	–

Fidelity International Real Estate Fund	X	X	X	–	–	–	–

Enterprise Technology Services Portfolio	X	X	X	–	–	–	–

Leisure Portfolio	X	X	X	–	–	–	–

Materials Portfolio	X	X	X	–	–	–	–

Medical Technology and Devices Portfolio	X	X	X	–	–	–	–

Natural Resources Fund	X	X	X	–	–	–	–

Pharmaceuticals Portfolio	X	X	X	–	–	–	–

Retailing Portfolio	X	X	X	–	–	–	–

Fidelity Real Estate Investment Portfolio	X	X	X	–	–	–	–

Semiconductors Portfolio	X	X	X	–	–	–	–

Software and IT Services Portfolio	X	X	X	–	–	–	–

Tech Hardware Portfolio	X	X	X	–	–	–	–

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIA (UK)[6]	Black- Rock[7]	Geode[8]

FIDELITY SELECT PORTFOLIOS

Fidelity Technology Portfolio	X	X	X	–	–	–	–

Telecommunications Portfolio	X	X	X	–	–	–	–

Fidelity Telecom and Utilities Fund	X	X	X	–	–	–	–

Transportation Portfolio	X	X	X	–	–	–	–

Utilities Portfolio	X	X	X	–	–	–	–

Wireless Portfolio	X	X	X	–	–	–	–

FIDELITY SUMMER STREET TRUST

Fidelity Agricultural Productivity Fund

Fidelity Capital & Income Fund	X	X	X	–	–	–	–

Fidelity Climate Action Fund	X	X	X	–	–	–	–

Fidelity Focused High Income Fund	X	X	X	–	–	–	–

Fidelity Global High Income Fund	X	X	X	X	X	–	–

Fidelity Healthy Future Fund	X	X	X	–	–	–	–

Fidelity High Income Fund	X	X	X	–	–	–	–

Fidelity New Markets Income Fund	X	X	X	X	X	–	–

Fidelity SAI High Income Fund	X	X	X	–	–	–	–

Fidelity SAI Sustainable Future Fund	X	X	X	–	–	–	–

Fidelity SAI Sustainable Sector Fund	X	X	X	–	–	–	–

Fidelity SAI Sustainable U.S. Equity Fund	X	X	X	–	–	–	–

Fidelity Series Floating Rate High Income Fund	X	X	X	–	–	–	–

Fidelity Series High Income Fund	X	X	X	–	–	–	–

Fidelity Series Sustainable U.S. Market Fund	X	X	X	–	–	–	–

Fidelity Short Duration High Income Fund	–	X	X	–	–	–	–

Fidelity Sustainable U.S. Equity Fund	X	X	X	–	–	–	–

Fidelity U.S. Low Volatility Equity Fund	X	X	X	–	–	–	–

Fidelity Water Sustainability Fund	X	X	X	–	–	–	–

Fidelity Women’s Leadership Fund	X	X	X	–	–	–	–

FIDELITY TREND FUND

Fidelity Trend Fund	X	X	X	–	–	–	–

[1]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.

[2]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.

[3]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

[4]	The principal business address of FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

[5]	The principal business address of FIL Investments (Japan) Limited (FIJ) is Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032.

[6]	The principal business address of FIL Investment Advisors (UK) Limited (FIA (UK)) is Beech Gate Millfield Lane Lower Kingswood, Tadworth, Surrey KT20 6RP, United Kingdom.

[7]	The principal business address of BlackRock Fund Advisors (BlackRock) is 400 Howard Street, San Francisco, California 94105.

[8]	The principal business address of Geode Capital Management, LLC (Geode) is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.

Appendix D

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

Trust/Fund	Number of Shares Outstanding as of March 31, 2024
FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund - Class A	76,855,550.81

Fidelity Advisor Balanced Fund - Class C	39,243,315.29

Fidelity Advisor Balanced Fund - Class I	77,760,528.16

Fidelity Advisor Balanced Fund - Class M	58,424,006.52

Fidelity Advisor Balanced Fund - Class Z	37,548,448.34

Fidelity Advisor Dividend Growth Fund - Class A	26,341,593.70

Fidelity Advisor Dividend Growth Fund - Class C	2,339,775.83

Fidelity Advisor Dividend Growth Fund - Class I	15,104,174.32

Fidelity Advisor Dividend Growth Fund - Class M	18,598,855.55

Fidelity Advisor Dividend Growth Fund - Class Z	4,285,450.47

Fidelity Advisor Equity Income Fund - Class A	23,907,399.21

Fidelity Advisor Equity Income Fund - Class C	1,574,382.02

Fidelity Advisor Equity Income Fund - Class I	9,616,327.18

Fidelity Advisor Equity Income Fund - Class M	16,412,042.53

Fidelity Advisor Equity Income Fund - Class Z	1,877,900.88

Fidelity Advisor Equity Growth Fund - Class A	114,500,224.80

Fidelity Advisor Equity Growth Fund - Class C	11,237,809.54
Fidelity Advisor Equity Growth Fund - Class I	128,515,213.30

Fidelity Advisor Equity Growth Fund - Class M	99,922,877.44

Fidelity Advisor Equity Growth Fund - Class Z	104,797,757.34

Fidelity Advisor Equity Value Fund - Class A	4,967,666.80

Fidelity Advisor Equity Value Fund - Class C	591,796.83

Fidelity Advisor Equity Value Fund - Class I	1,509,037.23

Fidelity Advisor Equity Value Fund - Class M	1,343,721.95

Fidelity Advisor Equity Value Fund - Class Z	546,333.43

Fidelity Floating Rate High Income Fund	904,793,392.14

Fidelity Advisor Floating Rate High Income Fund - Class A	68,503,434.90

Fidelity Advisor Floating Rate High Income Fund - Class C	12,447,700.00

Fidelity Advisor Floating Rate High Income Fund - Class M	9,394,975.77

Fidelity Advisor Floating Rate High Income Fund - Class I	227,994,687.66

Fidelity Advisor Floating Rate High Income Fund - Class Z	260,057,457.18

Fidelity Advisor Growth & Income Fund - Class A	13,881,904.40

Fidelity Advisor Growth & Income Fund - Class C	1,562,966.32

Fidelity Advisor Growth & Income Fund - Class I	5,887,837.26

Fidelity Advisor Growth & Income Fund - Class M	5,277,438.32

Fidelity Advisor Growth & Income Fund - Class Z	3,025,024.19

Fidelity Advisor Growth Opportunities Fund - Class A	27,910,182.99

Fidelity Advisor Growth Opportunities Fund - Class C	9,386,908.99

Fidelity Advisor Growth Opportunities Fund - Class I	55,542,155.46

Fidelity Advisor Growth Opportunities Fund - Class M	20,825,348.99

Fidelity Advisor Growth Opportunities Fund - Class Z	21,223,314.76

Fidelity Advisor High Income Advantage Fund - Class A	45,342,108.05

Trust/Fund	Number of Shares Outstanding as of March 31, 2024
FIDELITY ADVISOR SERIES I

Fidelity Advisor High Income Advantage Fund - Class C	5,292,556.74

Fidelity Advisor High Income Advantage Fund - Class I	83,364,795.98

Fidelity Advisor High Income Advantage Fund - Class M	20,913,346.06

Fidelity Advisor High Income Advantage Fund - Class Z	42,736,797.68

Fidelity Advisor Large Cap Fund - Class A	15,771,695.74

Fidelity Advisor Large Cap Fund - Class C	2,254,345.44

Fidelity Advisor Large Cap Fund - Class I	6,023,262.78

Fidelity Advisor Large Cap Fund - Class M	4,292,291.67

Fidelity Advisor Large Cap Fund - Class Z	1,395,485.83

Fidelity Advisor Leveraged Company Stock Fund - Class A	11,605,468.79

Fidelity Advisor Leveraged Company Stock Fund - Class C	525,400.72

Fidelity Advisor Leveraged Company Stock Fund - Class I	5,578,916.67

Fidelity Advisor Leveraged Company Stock Fund - Class M	4,901,431.04

Fidelity Advisor Leveraged Company Stock Fund - Class Z	754,125.52

Fidelity Advisor Mid Cap II Fund - Class A	33,021,329.02

Fidelity Advisor Mid Cap II Fund - Class C	2,178,902.24

Fidelity Advisor Mid Cap II Fund - Class I	14,270,412.97

Fidelity Advisor Mid Cap II Fund - Class M	13,552,840.86

Fidelity Advisor Mid Cap II Fund - Class Z	3,386,892.43

Fidelity Real Estate High Income Fund	76,805,965.13

Fidelity Advisor Series Equity Growth Fund	71,141,613.99

Fidelity Advisor Series Growth Opportunities Fund	61,157,400.47

Fidelity Advisor Series Small Cap Fund	33,786,343.24

Fidelity Advisor Small Cap Fund - Class A	25,327,755.21

Fidelity Advisor Small Cap Fund - Class C	2,340,789.09

Fidelity Advisor Small Cap Fund - Class I	14,723,512.48

Fidelity Advisor Small Cap Fund - Class M	18,588,585.71

Fidelity Advisor Small Cap Fund - Class Z	4,469,715.11

Fidelity Stock Selector Mid Cap Fund	8,241,768.81

Fidelity Advisor Stock Selector Mid Cap Fund - Class A	16,623,854.42

Fidelity Advisor Stock Selector Mid Cap Fund - Class C	595,173.57

Fidelity Advisor Stock Selector Mid Cap Fund - Class I	9,827,378.76

Fidelity Advisor Stock Selector Mid Cap Fund - Class M	11,478,069.45

Fidelity Advisor Stock Selector Mid Cap Fund - Class Z	3,718,103.44

Fidelity Advisor Value Strategies Fund - Class A	8,979,053.09

Fidelity Advisor Value Strategies Fund - Class C	596,669.61

Fidelity Advisor Value Strategies Fund - Class I	11,254,363.08

Fidelity Advisor Value Strategies Fund - Class M	4,966,012.57

Fidelity Value Strategies Fund	12,927,867.12

Fidelity Value Strategies Fund - Class K	4,899,412.18

Fidelity Advisor Value Fund - Class A	2,802,898.93

Fidelity Advisor Value Fund - Class C	395,527.53

Fidelity Advisor Value Fund - Class I	4,458,437.60

Fidelity Advisor Value Fund - Class M	715,574.64

Fidelity Advisor Value Fund - Class Z	1,802,425.50

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund - Class A	23,462,845.79

Fidelity Advisor Biotechnology Fund - Class C	4,247,879.49

Fidelity Advisor Biotechnology Fund - Class I	22,825,136.97

Fidelity Advisor Biotechnology Fund - Class M	4,577,922.29

Fidelity Advisor Biotechnology Fund - Class Z	2,299,075.90

Fidelity Advisor Consumer Discretionary Fund - Class A	5,416,105.07

Fidelity Advisor Consumer Discretionary Fund - Class C	1,121,202.44

Fidelity Advisor Consumer Discretionary Fund - Class I	3,075,353.95

Fidelity Advisor Consumer Discretionary Fund - Class M	941,071.34

Fidelity Advisor Consumer Discretionary Fund - Class Z	841,499.76

Fidelity Advisor Energy Fund - Class A	8,115,122.05

Fidelity Advisor Energy Fund - Class C	1,915,999.21

Fidelity Advisor Energy Fund - Class I	10,241,945.86

Fidelity Advisor Energy Fund - Class M	2,227,691.30

Fidelity Advisor Energy Fund - Class Z	2,025,772.08

Fidelity Advisor Financials Fund - Class A	6,228,417.32

Fidelity Advisor Financials Fund - Class C	1,303,425.44

Fidelity Advisor Financials Fund - Class I	3,533,137.02

Fidelity Advisor Financials Fund - Class M	2,371,304.49

Fidelity Advisor Financials Fund - Class Z	1,334,489.59

Fidelity Advisor Global Real Estate Fund - Class A	268,677.02

Fidelity Advisor Global Real Estate Fund - Class C	27,640.52

Fidelity Advisor Global Real Estate Fund - Class I	107,727.97

Fidelity Advisor Global Real Estate Fund - Class M	99,208.07

Fidelity Advisor Global Real Estate Fund - Class Z	30,314.38
Fidelity Advisor Health Care Fund - Class A	23,619,109.73
Fidelity Advisor Health Care Fund - Class C	6,281,718.10
Fidelity Advisor Health Care Fund - Class I	31,612,726.15
Fidelity Advisor Health Care Fund - Class M	5,377,932.00
Fidelity Advisor Health Care Fund - Class Z	8,706,549.32

Fidelity Advisor Industrials Fund - Class A	6,066,873.78

Fidelity Advisor Industrials Fund - Class C	970,163.63

Fidelity Advisor Industrials Fund - Class I	3,038,112.32

Fidelity Advisor Industrials Fund - Class M	1,501,594.27

Fidelity Advisor Industrials Fund - Class Z	836,788.22

Fidelity Advisor Real Estate Fund - Class A	5,069,398.81

Fidelity Advisor Real Estate Fund - Class C	355,707.77

Fidelity Advisor Real Estate Fund - Class I	3,773,345.90

Fidelity Advisor Real Estate Fund - Class M	4,837,407.39

Fidelity Advisor Real Estate Fund - Class Z	355,432.53

Fidelity Advisor Semiconductors Fund - Class A	11,428,170.77

Fidelity Advisor Semiconductors Fund - Class C	3,056,956.11

Fidelity Advisor Semiconductors Fund - Class I	10,199,867.57

Fidelity Advisor Semiconductors Fund - Class M	1,965,054.32

Fidelity Advisor Semiconductors Fund - Class Z	1,964,090.24

Fidelity Advisor Technology Fund - Class A	21,067,821.16

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Technology Fund - Class C	4,296,894.52

Fidelity Advisor Technology Fund - Class I	15,673,470.88

Fidelity Advisor Technology Fund - Class M	7,527,087.08

Fidelity Advisor Technology Fund - Class Z	5,485,170.18

Fidelity Advisor Utilities Fund - Class A	8,144,668.77

Fidelity Advisor Utilities Fund - Class C	1,404,899.80

Fidelity Advisor Utilities Fund - Class I	4,838,553.76

Fidelity Advisor Utilities Fund - Class M	1,703,457.48

Fidelity Advisor Utilities Fund - Class Z	1,507,881.83

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund - Class A	18,635,716.79

Fidelity Advisor Diversified International Fund - Class C	757,839.02

Fidelity Advisor Diversified International Fund - Class I	19,235,053.08

Fidelity Advisor Diversified International Fund - Class M	5,292,059.00

Fidelity Advisor Diversified International Fund - Class Z	13,549,453.70

Fidelity Advisor Emerging Asia Fund - Class A	3,214,789.47

Fidelity Advisor Emerging Asia Fund - Class C	256,862.82

Fidelity Advisor Emerging Asia Fund - Class I	3,403,351.02

Fidelity Advisor Emerging Asia Fund - Class M	855,970.00

Fidelity Advisor Emerging Asia Fund - Class Z	1,621,632.04

Fidelity Advisor Focused Emerging Markets Fund - Class A	6,136,238.65

Fidelity Advisor Focused Emerging Markets Fund - Class C	717,557.21

Fidelity Advisor Focused Emerging Markets Fund - Class I	84,668,091.58

Fidelity Advisor Focused Emerging Markets Fund - Class M	1,090,873.61

Fidelity Advisor Focused Emerging Markets Fund - Class Z	48,966,727.20

Fidelity Advisor Global Capital Appreciation Fund - Class A	1,934,958.18

Fidelity Advisor Global Capital Appreciation Fund - Class C	301,721.11

Fidelity Advisor Global Capital Appreciation Fund - Class I	2,363,486.75

Fidelity Advisor Global Capital Appreciation Fund - Class M	1,015,645.68

Fidelity Advisor Global Equity Income Fund - Class A	1,093,321.35

Fidelity Advisor Global Equity Income Fund - Class C	234,620.08

Fidelity Advisor Global Equity Income Fund - Class M	727,129.27

Fidelity Advisor Global Equity Income Fund - Class I	740,493.28

Fidelity Advisor Global Equity Income Fund - Class Z	1,715,094.61

Fidelity Advisor International Capital Appreciation Fund - Class A	20,114,291.14

Fidelity Advisor International Capital Appreciation Fund - Class C	4,497,160.96

Fidelity Advisor International Capital Appreciation Fund - Class I	163,341,823.04

Fidelity Advisor International Capital Appreciation Fund - Class M	6,350,165.86

Fidelity Advisor International Capital Appreciation Fund - Class Z	55,809,842.36

Fidelity Advisor Overseas Fund - Class A	1,427,021.54

Fidelity Advisor Overseas Fund - Class C	92,629.11

Fidelity Advisor Overseas Fund - Class I	1,652,070.91

Fidelity Advisor Overseas Fund - Class M	5,631,864.94

Fidelity Advisor Overseas Fund - Class Z	2,964,183.43

Fidelity Advisor Value Leaders Fund - Class A	925,208.56

Fidelity Advisor Value Leaders Fund - Class C	113,869.22

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Value Leaders Fund - Class I	250,073.84

Fidelity Advisor Value Leaders Fund - Class M	250,381.81

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund	140,264,884.64

Fidelity Capital Appreciation Fund - Class K	6,715,833.77

Fidelity Disciplined Equity Fund	28,840,103.12

Fidelity Disciplined Equity Fund - Class K	945,580.73

Fidelity Focused Stock Fund	95,603,175.48

Fidelity Stock Selector All Cap Fund	26,150,122.69

Fidelity Stock Selector All Cap Fund - Class K	324,499.06

Fidelity Advisor Stock Selector All Cap Fund - Class A	3,657,141.04

Fidelity Advisor Stock Selector All Cap Fund - Class C	249,864.62

Fidelity Advisor Stock Selector All Cap Fund - Class I	761,411.88

Fidelity Advisor Stock Selector All Cap Fund - Class M	1,702,883.35

Fidelity Advisor Stock Selector All Cap Fund - Class Z	51,783,591.02

Fidelity Stock Selector Small Cap Fund	46,918,625.29

Fidelity Advisor Stock Selector Small Cap Fund - Class A	4,709,175.72

Fidelity Advisor Stock Selector Small Cap Fund - Class C	916,620.61

Fidelity Advisor Stock Selector Small Cap Fund - Class I	20,741,337.95

Fidelity Advisor Stock Selector Small Cap Fund - Class M	604,712.11

Fidelity Advisor Stock Selector Small Cap Fund - Class Z	9,667,407.38

Fidelity Value Fund	540,920,440.34

Fidelity Value Fund - Class K	80,101,631.71

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
Fidelity Emerging Markets Equity Central Fund	11,281,480.71
Fidelity Floating Rate Central Fund	14,891,953.31
Fidelity High Income Central Fund	12,905,732.93
Fidelity International Equity Central Fund	51,866,880.71
Fidelity Real Estate Equity Central Fund	7,791,399.99
Fidelity Specialized High Income Central Fund	5,361,208.11
Fidelity U.S. Equity Central Fund	142,371,875.53

FIDELITY COMMONWEALTH TRUST
Fidelity® Nasdaq Composite Index® ETF	94,450,000.00

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	2,919,941,730.37
Fidelity Extended Market Index Fund	477,587,415.33
Fidelity Flex 500 Index Fund	202,279,458.53
Fidelity Founders Fund	4,226,148.78

Fidelity Advisor Founders Fund - Class A	1,114,557.68

Fidelity Advisor Founders Fund - Class C	161,848.35

Fidelity Advisor Founders Fund - Class I	230,213.12

Fidelity Advisor Founders Fund - Class M	720,903.82

Fidelity Advisor Founders Fund - Class Z	339,092.51
Fidelity International Index Fund	999,174,528.76
Fidelity Large Cap Stock Fund	83,168,022.21
Fidelity Large Cap Stock K6 Fund	3,467,989.40
Fidelity Mid-Cap Stock Fund	154,886,628.00
Fidelity Mid-Cap Stock Fund - Class K	21,329,780.29

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY CONCORD STREET TRUST
Fidelity Mid-Cap Stock K6 Fund	61,364,085.72
Fidelity® Nasdaq Composite Index® Fund	76,423,908.75
Fidelity SAI International Small Cap Index Fund	88,566,919.72
Fidelity SAI Japan Stock Index Fund	64,690,651.84
Fidelity Series International Index Fund	33,455,947.70
Fidelity Series Small Cap Core Fund	41,912,960.38
Fidelity Series Small Cap Discovery Fund	103,931,475.10
Fidelity Series Total Market Index Fund	3,946,695,650.46
Fidelity Small Cap Discovery Fund	98,224,603.32
Fidelity Small Cap Stock Fund	66,787,365.25
Fidelity Small Cap Stock K6 Fund	5,330,494.31
Fidelity Total Market Index Fund	627,393,737.83
Fidelity ZERO Extended Market Index Fund	125,722,003.66
Fidelity ZERO International Index Fund	352,727,802.51
Fidelity ZERO Large Cap Index Fund	485,899,146.40
Fidelity ZERO Total Market Index Fund	1,113,670,172.98

FIDELITY CONTRAFUND
Fidelity Contrafund	6,558,066,119.54
Fidelity Contrafund - Class K	601,049,633.24
Fidelity Contrafund K6	1,244,587,768.19

Fidelity Advisor New Insights Fund - Class A	191,879,056.99

Fidelity Advisor New Insights Fund - Class M	49,882,135.14

Fidelity Advisor New Insights Fund - Class C	24,833,150.87

Fidelity Advisor New Insights Fund - Class I	225,044,892.45

Fidelity Advisor New Insights Fund - Class Z	50,185,379.75
Fidelity Series Opportunistic Insights Fund	474,739,022.66

FIDELITY COVINGTON TRUST
Fidelity Blue Chip Growth ETF	37,425,000.00
Fidelity Blue Chip Value ETF	4,050,000.00
Fidelity Clean Energy ETF	1,800,000.00
Fidelity Cloud Computing ETF	3,150,000.00
Fidelity Crypto Industry and Digital Payments ETF	3,450,000.00
Fidelity Digital Health ETF	500,000.00
Fidelity Disruptive Automation ETF	4,105,492.00
Fidelity Disruptive Communications ETF	1,407,063.00
Fidelity Disruptive Finance ETF	1,444,580.00
Fidelity Disruptive Medicine ETF	2,123,806.00
Fidelity Disruptive Technology ETF	4,588,469.00
Fidelity Disruptors ETF	3,525,062.00
Fidelity Dividend ETF for Rising Rates	11,450,000.00
Fidelity Electric Vehicles and Future Transportation ETF	2,600,000.00
Fidelity Emerging Markets Multifactor ETF	2,000,000.00
Fidelity Enhanced International ETF	52,079,106.00
Fidelity Enhanced Large Cap Core ETF	83,135,453.00
Fidelity Enhanced Large Cap Growth ETF	80,518,998.00
Fidelity Enhanced Large Cap Value ETF	68,478,976.00
Fidelity Enhanced Mid Cap ETF	51,716,761.00
Fidelity Enhanced Small Cap ETF	17,521,356.00
Fidelity Fundamental Large Cap Core ETF	5,950,000.00
Fidelity Fundamental Large Cap Growth ETF	13,175,000.00
Fidelity Fundamental Large Cap Value ETF	50,000.00
Fidelity Fundamental Small-Mid Cap ETF	2,175,000.00

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY COVINGTON TRUST
Fidelity High Dividend ETF	55,550,000.00
Fidelity High Yield Factor ETF	6,300,000.00
Fidelity International High Dividend ETF	4,700,000.00
Fidelity International Multifactor ETF	2,400,000.00
Fidelity International Value Factor ETF	4,600,000.00
Fidelity Low Volatility Factor ETF	18,250,000.00
Fidelity Magellan ETF	3,000,000.00
Fidelity Metaverse ETF	1,050,000.00
Fidelity Momentum Factor ETF	3,150,000.00
Fidelity MSCI Communication Services Index ETF	21,400,000
Fidelity MSCI Consumer Discretionary Index ETF	17,650,000
Fidelity MSCI Consumer Staples Index ETF	23,350,000
Fidelity MSCI Energy Index ETF	72,700,000
Fidelity MSCI Financials Index ETF	27,700,000
Fidelity MSCI Health Care Index ETF	45,100,000
Fidelity MSCI Industrials Index ETF	15,500,000
Fidelity MSCI Information Technology Index ETF	62,000,000
Fidelity MSCI Materials Index ETF	10,100,000
Fidelity MSCI Real Estate Index ETF	37,100,000
Fidelity MSCI Utilities Index ETF	27,000,000
Fidelity Preferred Securities & Income ETF	1,600,000.00
Fidelity Quality Factor ETF	14,400,000.00
Fidelity Real Estate Investment ETF	625,000.00
Fidelity Small-Mid Multifactor ETF	5,500,000.00
Fidelity Stocks for Inflation ETF	3,800,000.00
Fidelity Sustainable High Yield ETF	400,000.00
Fidelity Sustainable U.S. Equity ETF	525,000.00
Fidelity U.S. Multifactor ETF	3,450,000.00
Fidelity Value Factor ETF	13,800,000.00
Fidelity Women’s Leadership ETF	175,000.00

FIDELITY DESTINY PORTFOLIOS

Fidelity Advisor Capital Development Fund - Class O	165,088,292.67

Fidelity Advisor Capital Development Fund - Class A	32,428,280.60

Fidelity Advisor Capital Development Fund - Class C	212,730.12

Fidelity Advisor Capital Development Fund - Class I	1,913,469.99

Fidelity Advisor Capital Development Fund - Class M	216,762.68

Fidelity Advisor Diversified Stock Fund - Class O	68,728,410.09

Fidelity Advisor Diversified Stock Fund - Class A	14,357,100.08

Fidelity Advisor Diversified Stock Fund - Class C	1,093,147.42

Fidelity Advisor Diversified Stock Fund - Class I	3,658,598.04

Fidelity Advisor Diversified Stock Fund - Class M	1,820,990.96

Fidelity Advisor Diversified Stock Fund - Class Z	1,456,159.86

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	105,266,212.50
Fidelity Equity-Income Fund - Class K	8,202,788.12
Fidelity Equity-Income K6 Fund	11,140,544.07
Fidelity Mid Cap Value Fund	39,224,035.48

Fidelity Advisor Mid Cap Value Fund - Class A	6,471,596.78

Fidelity Advisor Mid Cap Value Fund - Class C	780,179.65

Fidelity Advisor Mid Cap Value Fund - Class I	6,137,850.17

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY DEVONSHIRE TRUST

Fidelity Advisor Mid Cap Value Fund - Class M	1,275,517.07

Fidelity Advisor Mid Cap Value Fund - Class Z	5,656,220.25
Fidelity Mid Cap Value K6 Fund	2,796,229.38
Fidelity Series All-Sector Equity Fund	300,680,331.88
Fidelity Series Stock Selector Large Cap Value Fund	827,854,434.65
Fidelity Series Value Discovery Fund	716,010,736.31
Fidelity Stock Selector Large Cap Value Fund	17,824,617.84

Fidelity Advisor Stock Selector Large Cap Value Fund - Class A	1,650,357.57

Fidelity Advisor Stock Selector Large Cap Value Fund - Class C	262,282.66

Fidelity Advisor Stock Selector Large Cap Value Fund - Class I	517,321.91

Fidelity Advisor Stock Selector Large Cap Value Fund - Class M	518,648.43

Fidelity Advisor Stock Selector Large Cap Value Fund - Class Z	306,984.97

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	45,636,151.37

Fidelity Advisor Convertible Securities Fund - Class A	1,390,798.34

Fidelity Advisor Convertible Securities Fund - Class C	211,486.44

Fidelity Advisor Convertible Securities Fund - Class I	2,845,250.58

Fidelity Advisor Convertible Securities Fund - Class M	236,195.07

Fidelity Advisor Convertible Securities Fund - Class Z	2,795,300.58
Fidelity Equity Dividend Income Fund	185,625,056.66
Fidelity Equity Dividend Income Fund - Class K	27,955,446.43

FIDELITY HANOVER STREET TRUST
Fidelity Emerging Markets Debt Central Fund	280,786,117.36
Fidelity Emerging Markets Debt Local Currency Central Fund	3,337,220.45

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	87,937,763.70
Fidelity Fund - Class K	3,481,820.66
Fidelity Growth Discovery Fund	77,819,212.17
Fidelity Growth Discovery Fund - Class K	8,569,797.31
Fidelity Mega Cap Stock Fund	75,522,117.18
Fidelity Advisor Mega Cap Stock Fund - Class A	8,336,001.51
Fidelity Advisor Mega Cap Stock Fund - Class C	1,441,769.82
Fidelity Advisor Mega Cap Stock Fund - Class I	12,529,938.60
Fidelity Advisor Mega Cap Stock Fund - Class M	1,540,847.03
Fidelity Advisor Mega Cap Stock Fund - Class Z	15,692,775.45
Fidelity Series Emerging Markets Debt Fund	171,714,534.36
Fidelity Series Emerging Markets Debt Local Currency Fund	47,388,083.81
Fidelity Series Large Cap Stock Fund	827,521,669.66

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	13,082,710.70

Fidelity Advisor Canada Fund - Class A	477,891.64

Fidelity Advisor Canada Fund - Class C	14,156.51

Fidelity Advisor Canada Fund - Class I	232,228.30

Fidelity Advisor Canada Fund - Class M	106,645.86

Fidelity Advisor Canada Fund - Class Z	47,214.97
Fidelity China Region Fund	24,395,694.96

Fidelity Advisor China Region Fund - Class A	654,795.89

Fidelity Advisor China Region Fund - Class C	133,294.45

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY INVESTMENT TRUST

Fidelity Advisor China Region Fund - Class I	537,769.13

Fidelity Advisor China Region Fund - Class M	202,191.49

Fidelity Advisor China Region Fund - Class Z	3,360,561.75
Fidelity Diversified International Fund	210,098,774.82
Fidelity Diversified International Fund - Class K	26,453,619.38
Fidelity Diversified International K6 Fund	331,245,854.58
Fidelity Emerging Asia Fund	21,823,110.74
Fidelity Emerging Markets Discovery Fund	28,061,155.68

Fidelity Advisor Emerging Markets Discovery Fund - Class A	1,802,966.08

Fidelity Advisor Emerging Markets Discovery Fund - Class C	218,447.59

Fidelity Advisor Emerging Markets Discovery Fund - Class I	35,415,650.47

Fidelity Advisor Emerging Markets Discovery Fund - Class M	374,724.69

Fidelity Advisor Emerging Markets Discovery Fund - Class Z	10,131,025.41
Fidelity Emerging Markets Fund	116,345,332.90

Fidelity Emerging Markets Fund - Class K	46,163,182.34

Fidelity Advisor Emerging Markets Fund - Class A	529,957.14

Fidelity Advisor Emerging Markets Fund - Class C	56,503.64

Fidelity Advisor Emerging Markets Fund - Class I	8,673,838.81

Fidelity Advisor Emerging Markets Fund - Class M	108,990.88

Fidelity Advisor Emerging Markets Fund - Class Z	65,091,461.20
Fidelity Enduring Opportunities Fund	970,172.18
Fidelity Europe Fund	16,014,746.42
Fidelity Advisor Europe Fund - Class A	455,051.37
Fidelity Advisor Europe Fund - Class C	53,271.19
Fidelity Advisor Europe Fund - Class I	133,081.87
Fidelity Advisor Europe Fund - Class M	135,590.41
Fidelity Advisor Europe Fund - Class Z	68,787.42
Fidelity Global Commodity Stock Fund	20,547,458.63

Fidelity Advisor Global Commodity Stock Fund - Class A	4,892,020.06

Fidelity Advisor Global Commodity Stock Fund - Class C	1,085,150.39

Fidelity Advisor Global Commodity Stock Fund - Class I	15,105,921.49

Fidelity Advisor Global Commodity Stock Fund - Class M	949,313.03

Fidelity Advisor Global Commodity Stock Fund - Class Z	11,437,148.18
Fidelity Global Equity Income Fund	8,590,878.30
Fidelity Infrastructure Fund	3,414,735.25
Fidelity International Capital Appreciation Fund	194,784,192.97
Fidelity International Capital Appreciation K6 Fund	102,435,628.59
Fidelity International Discovery Fund	81,631,785.86

Fidelity International Discovery Fund - Class K	11,546,497.54

Fidelity Advisor International Discovery Fund - Class A	3,007,787.92

Fidelity Advisor International Discovery Fund - Class C	100,914.12

Fidelity Advisor International Discovery Fund - Class I	12,547,056.26

Fidelity Advisor International Discovery Fund - Class M	379,898.27

Fidelity Advisor International Discovery Fund - Class Z	77,795,729.24
Fidelity International Discovery K6 Fund	50,106,051.14
Fidelity International Growth Fund	77,935,080.46

Fidelity Advisor International Growth Fund - Class A	10,513,507.06

Fidelity Advisor International Growth Fund - Class C	1,522,991.43

Fidelity Advisor International Growth Fund - Class I	88,665,039.87

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY INVESTMENT TRUST

Fidelity Advisor International Growth Fund - Class M	1,615,700.61

Fidelity Advisor International Growth Fund - Class Z	81,777,815.64
Fidelity International Small Cap Fund	49,027,406.30

Fidelity Advisor International Small Cap Fund - Class A	4,143,583.22

Fidelity Advisor International Small Cap Fund - Class C	465,174.29

Fidelity Advisor International Small Cap Fund - Class I	37,873,262.69

Fidelity Advisor International Small Cap Fund - Class M	571,677.83

Fidelity Advisor International Small Cap Fund - Class Z	51,443,429.46
Fidelity International Small Cap Opportunities Fund	30,977,651.43

Fidelity Advisor International Small Cap Opportunities Fund - Class A	1,618,261.33

Fidelity Advisor International Small Cap Opportunities Fund - Class C	108,546.97

Fidelity Advisor International Small Cap Opportunities Fund - Class I	12,703,947.90

Fidelity Advisor International Small Cap Opportunities Fund - Class M	566,141.69

Fidelity Advisor International Small Cap Opportunities Fund - Class Z	14,233,131.81
Fidelity International Value Fund	59,627,599.12

Fidelity Advisor International Value Fund - Class A	1,934,234.91

Fidelity Advisor International Value Fund - Class C	239,712.43

Fidelity Advisor International Value Fund - Class I	11,401,831.26

Fidelity Advisor International Value Fund - Class M	466,949.39

Fidelity Advisor International Value Fund - Class Z	24,572,156.68
Fidelity Japan Fund	10,595,725.66

Fidelity Advisor Japan Fund - Class A	1,118,831.96

Fidelity Advisor Japan Fund - Class C	133,586.13

Fidelity Advisor Japan Fund - Class I	2,668,145.89

Fidelity Advisor Japan Fund - Class M	169,154.36

Fidelity Advisor Japan Fund - Class Z	26,007,100.30
Fidelity Japan Smaller Companies Fund	29,232,644.37
Fidelity Latin America Fund	11,676,873.80

Fidelity Advisor Latin America Fund - Class A	678,534.14

Fidelity Advisor Latin America Fund - Class C	74,866.32

Fidelity Advisor Latin America Fund - Class I	285,656.51

Fidelity Advisor Latin America Fund - Class M	139,044.79

Fidelity Advisor Latin America Fund - Class Z	37,151.74
Fidelity Nordic Fund	5,170,527.52
Fidelity Overseas Fund	142,044,963.58
Fidelity Overseas Fund - Class K	15,952,843.07
Fidelity Pacific Basin Fund	22,578,684.31
Fidelity SAI International SMA Completion Fund	57,024,649.12
Fidelity SAI Sustainable Emerging Markets Equity Fund	2,128,648.85
Fidelity SAI Sustainable International Equity Fund	2,932,174.09
Fidelity Series Canada Fund	356,099,000.26
Fidelity Series Emerging Markets Fund	660,160,690.70
Fidelity Series Emerging Markets Opportunities Fund	1,303,419,829.05
Fidelity Series International Growth Fund	821,828,302.59
Fidelity Series International Small Cap Fund	228,686,533.00
Fidelity Series International Value Fund	1,222,659,830.01
Fidelity Series Overseas Fund	1,090,469,715.50
Fidelity Series Select International Small Cap Fund	106,383.17
Fidelity Series Sustainable Emerging Markets Fund	625,065.82

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY INVESTMENT TRUST
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	950,877.78
Fidelity Sustainable Emerging Markets Equity Fund	466,653.05

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class A	33,212.21

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class C	25,568.99

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class I	26,922.24

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class M	25,410.22

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class Z	53,194.28
Fidelity Sustainable International Equity Fund	853,258.45

Fidelity Advisor Sustainable International Equity Fund - Class A	30,173.37

Fidelity Advisor Sustainable International Equity Fund - Class C	27,752.92

Fidelity Advisor Sustainable International Equity Fund - Class I	25,557.87

Fidelity Advisor Sustainable International Equity Fund - Class M	25,335.35

Fidelity Advisor Sustainable International Equity Fund - Class Z	30,941.48
Fidelity Total Emerging Markets Fund	6,856,777.28

Fidelity Advisor Total Emerging Markets Fund - Class A	2,593,393.59

Fidelity Advisor Total Emerging Markets Fund - Class C	856,947.55

Fidelity Advisor Total Emerging Markets Fund - Class I	4,971,860.27

Fidelity Advisor Total Emerging Markets Fund - Class M	539,069.40

Fidelity Advisor Total Emerging Markets Fund - Class Z	906,795.48
Fidelity Total International Equity Fund	11,982,448.56

Fidelity Advisor Total International Equity Fund - Class A	1,958,448.68

Fidelity Advisor Total International Equity Fund - Class C	273,054.44

Fidelity Advisor Total International Equity Fund - Class I	5,894,361.56

Fidelity Advisor Total International Equity Fund - Class M	1,096,548.01

Fidelity Advisor Total International Equity Fund - Class Z	2,970,502.21
Fidelity Worldwide Fund	73,790,868.95

Fidelity Advisor Worldwide Fund - Class A	2,796,359.54

Fidelity Advisor Worldwide Fund - Class C	291,341.42

Fidelity Advisor Worldwide Fund - Class I	1,485,449.53

Fidelity Advisor Worldwide Fund - Class M	574,621.15

Fidelity Advisor Worldwide Fund - Class Z	11,101,836.65

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	2,282,623,885.43
Fidelity Magellan Fund - Class K	58,765,514.25
Fidelity Magellan K6 Fund	15,779,655.97

FIDELITY MT. VERNON STREET TRUST
Fidelity Equity Growth K6 Fund	5,210,986.58
Fidelity Growth Company Fund	1,416,737,040.33
Fidelity Growth Company Fund - Class K	236,436,362.72
Fidelity Growth Company K6 Fund	729,415,797.39
Fidelity Growth Strategies Fund	53,305,421.51
Fidelity Growth Strategies Fund - Class K	2,236,802.78
Fidelity Growth Strategies K6 Fund	18,346,495.94
Fidelity® New Millennium Fund®	87,299,575.01
Fidelity Series Growth Company Fund	714,246,510.54

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	1,290,860,856.30
Fidelity Balanced Fund - Class K	299,837,297.75

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY PURITAN TRUST
Fidelity Balanced K6 Fund	122,275,746.97
Fidelity Low-Priced Stock Fund	529,036,025.81
Fidelity Low-Priced Stock Fund - Class K	68,840,888.72
Fidelity Low-Priced Stock K6 Fund	243,510,637.62
Fidelity® Puritan® Fund	1,050,082,014.61
Fidelity® Puritan® Fund - Class K	143,060,317.04
Fidelity Puritan K6 Fund	108,619,050.34
Fidelity Series Intrinsic Opportunities Fund	254,676,611.99
Fidelity Value Discovery Fund	82,683,262.53
Fidelity Value Discovery Fund - Class K	498,955.57
Fidelity Value Discovery K6 Fund	14,439,085.87

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	275,391,471.51
Fidelity Blue Chip Growth Fund - Class K	25,441,989.38
Fidelity Blue Chip Growth K6 Fund	469,234,224.88
Fidelity Blue Chip Value Fund	28,643,407.78
Fidelity Dividend Growth Fund	173,936,296.66
Fidelity Dividend Growth Fund - Class K	22,156,182.96
Fidelity Growth & Income Portfolio	150,608,993.85
Fidelity Growth & Income Portfolio - Class K	22,030,223.21
Fidelity Leveraged Company Stock Fund	55,910,332.61
Fidelity Leveraged Company Stock Fund - Class K	3,849,002.39
Fidelity OTC K6 Portfolio	105,309,835.49
Fidelity OTC Portfolio	1,045,782,968.66
Fidelity OTC Portfolio - Class K	354,563,801.15
Fidelity Real Estate Income Fund	95,308,158.90

Fidelity Advisor Real Estate Income Fund - Class A	25,354,554.83

Fidelity Advisor Real Estate Income Fund - Class C	3,959,910.88

Fidelity Advisor Real Estate Income Fund - Class I	118,490,858.38

Fidelity Advisor Real Estate Income Fund - Class M	3,519,238.80

Fidelity Advisor Real Estate Income Fund - Class Z	149,819,280.01
Fidelity Series Blue Chip Growth Fund	579,470,560.29
Fidelity Series Real Estate Income Fund	26,543,771.91
Fidelity Series Small Cap Opportunities Fund	363,644,812.53
Fidelity Small Cap Growth Fund	94,559,175.00

Fidelity Advisor Small Cap Growth Fund - Class A	12,043,831.92

Fidelity Advisor Small Cap Growth Fund - Class C	2,179,575.89

Fidelity Advisor Small Cap Growth Fund - Class I	34,399,760.16

Fidelity Advisor Small Cap Growth Fund - Class M	3,307,514.78

Fidelity Advisor Small Cap Growth Fund - Class Z	66,782,683.40
Fidelity Small Cap Growth K6 Fund	147,199,232.61
Fidelity Small Cap Value Fund	131,391,034.38

Fidelity Advisor Small Cap Value Fund - Class A	13,452,708.04

Fidelity Advisor Small Cap Value Fund - Class C	2,369,954.24

Fidelity Advisor Small Cap Value Fund - Class I	52,789,100.63

Fidelity Advisor Small Cap Value Fund - Class M	5,287,556.06

Fidelity Advisor Small Cap Value Fund - Class Z	34,601,741.92

FIDELITY SELECT PORTFOLIOS
Automotive Portfolio	1,709,991.19
Banking Portfolio	14,978,577.74

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY SELECT PORTFOLIOS
Biotechnology Portfolio	248,740,561.79
Brokerage and Investment Management Portfolio	5,955,162.38
Chemicals Portfolio	40,073,172.67
Communication Services Portfolio	13,895,002.50

Fidelity Advisor Communication Services Fund - Class A	600,543.84

Fidelity Advisor Communication Services Fund - Class C	143,724.12

Fidelity Advisor Communication Services Fund - Class I	474,023.70

Fidelity Advisor Communication Services Fund - Class M	102,154.29

Fidelity Advisor Communication Services Fund - Class Z	361,063.24
Construction and Housing Portfolio	6,643,158.34
Consumer Discretionary Portfolio	8,798,060.90
Consumer Staples Portfolio	8,711,793.59

Fidelity Advisor Consumer Staples Fund - Class A	3,173,517.62

Fidelity Advisor Consumer Staples Fund - Class C	569,639.42

Fidelity Advisor Consumer Staples Fund - Class I	1,516,117.79

Fidelity Advisor Consumer Staples Fund - Class M	641,384.51

Fidelity Advisor Consumer Staples Fund - Class Z	445,455.65
Defense and Aerospace Portfolio	91,828,101.58
Energy Portfolio	36,751,260.64
Enterprise Technology Services Portfolio	30,348,966.14
Fidelity Environment and Alternative Energy Fund	15,086,477.36
Financials Portfolio	55,270,160.62
FinTech Portfolio	6,417,030.56
Gold Portfolio	44,449,317.12
Fidelity Advisor Gold Fund - Class A	3,525,269.56
Fidelity Advisor Gold Fund - Class C	925,885.01
Fidelity Advisor Gold Fund - Class M	3,980,005.36
Fidelity Advisor Gold Fund - Class I	937,209.34
Fidelity Advisor Gold Fund - Class Z	1,164,820.50
Health Care Portfolio	257,301,319.76
Health Care Services Portfolio	11,306,559.32
Industrials Portfolio	15,207,332.27
Insurance Portfolio	7,517,102.37
Fidelity International Real Estate Fund	19,025,973.53

Fidelity Advisor International Real Estate Fund - Class A	1,174,726.97

Fidelity Advisor International Real Estate Fund - Class C	127,896.77

Fidelity Advisor International Real Estate Fund - Class I	4,108,740.00

Fidelity Advisor International Real Estate Fund - Class M	177,340.10

Fidelity Advisor International Real Estate Fund - Class Z	26,123,216.33
Leisure Portfolio	34,417,047.46
Materials Portfolio	5,205,376.66

Fidelity Advisor Materials Fund - Class A	1,106,888.30

Fidelity Advisor Materials Fund - Class C	138,685.06

Fidelity Advisor Materials Fund - Class I	1,449,998.36

Fidelity Advisor Materials Fund - Class M	341,615.83

Fidelity Advisor Materials Fund - Class Z	530,984.04
Medical Technology and Devices Portfolio	87,395,144.18
Fidelity Natural Resources Fund	13,903,197.99
Pharmaceuticals Portfolio	47,367,535.15
Retailing Portfolio	146,901,002.26

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY SELECT PORTFOLIOS
Fidelity Real Estate Investment Portfolio	68,423,142.27
Semiconductors Portfolio	555,373,420.41
Software and IT Services Portfolio	419,886,329.30
Tech Hardware Portfolio	9,239,764.37
Technology Portfolio	452,770,863.08
Telecommunications Portfolio	3,260,373.08

Fidelity Advisor Telecommunications Fund - Class A	364,591.75

Fidelity Advisor Telecommunications Fund - Class C	54,473.51

Fidelity Advisor Telecommunications Fund - Class I	135,440.47

Fidelity Advisor Telecommunications Fund - Class M	144,857.59

Fidelity Advisor Telecommunications Fund - Class Z	49,241.53
Transportation Portfolio	5,457,446.99
Fidelity Telecom and Utilities Fund	32,106,021.48
Utilities Portfolio	11,563,028.04
Wireless Portfolio	26,782,894.30

FIDELITY SUMMER STREET TRUST
Fidelity Agricultural Productivity Fund	3,111,749.24
Fidelity Capital & Income Fund	1,303,369,150.09
Fidelity Climate Action Fund	2,351,825.34

Fidelity Advisor Climate Action Fund - Class A	71,431.99

Fidelity Advisor Climate Action Fund - Class C	20,191.66

Fidelity Advisor Climate Action Fund - Class I	77,543.77

Fidelity Advisor Climate Action Fund - Class M	49,461.84

Fidelity Advisor Climate Action Fund - Class Z	75,008.91
Fidelity Focused High Income Fund	25,757,159.07
Fidelity Global High Income Fund	7,145,640.31

Fidelity Advisor Global High Income Fund - Class A	926,485.64

Fidelity Advisor Global High Income Fund - Class C	150,931.24

Fidelity Advisor Global High Income Fund - Class I	317,978.49

Fidelity Advisor Global High Income Fund - Class M	331,272.81
Fidelity Healthy Future Fund	537,147.21

Fidelity Advisor Healthy Future Fund - Class A	70,085.48

Fidelity Advisor Healthy Future Fund - Class C	21,971.20

Fidelity Advisor Healthy Future Fund - Class I	12,864.69

Fidelity Advisor Healthy Future Fund - Class M	126,825.08

Fidelity Advisor Healthy Future Fund - Class Z	10,127.75
Fidelity High Income Fund	313,225,702.82

Fidelity Advisor High Income Fund - Class A	15,528,622.23

Fidelity Advisor High Income Fund - Class C	1,353,458.54

Fidelity Advisor High Income Fund - Class I	9,787,747.41

Fidelity Advisor High Income Fund - Class M	4,030,173.45

Fidelity Advisor High Income Fund - Class Z	9,757,780.32
Fidelity New Markets Income Fund	129,535,622.99

Fidelity Advisor New Markets Income Fund - Class A	5,932,793.42

Fidelity Advisor New Markets Income Fund - Class C	774,837.41

Fidelity Advisor New Markets Income Fund - Class I	59,448,370.79

Fidelity Advisor New Markets Income Fund - Class M	2,030,654.74

Fidelity Advisor New Markets Income Fund - Class Z	134,557,253.76

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

FIDELITY SUMMER STREET TRUST
Fidelity SAI High Income Fund	177,556,848.96
Fidelity SAI Sustainable Future Fund	5,290,704.90
Fidelity SAI Sustainable Sector Fund	8,277,598.80
Fidelity SAI Sustainable U.S. Equity Fund	7,195,976.00
Fidelity Series Floating Rate High Income Fund	27,164,088.36
Fidelity Series High Income Fund	161,699,976.69
Fidelity Series Sustainable U.S. Market Fund	1,294,962.19
Fidelity Short Duration High Income Fund	21,492,747.88

Fidelity Advisor Short Duration High Income Fund - Class A	2,944,442.29

Fidelity Advisor Short Duration High Income Fund - Class C	385,662.79

Fidelity Advisor Short Duration High Income Fund - Class I	683,116.47

Fidelity Advisor Short Duration High Income Fund - Class M	234,892.66

Fidelity Advisor Short Duration High Income Fund - Class Z	1,026,195.29
Fidelity Sustainable U.S. Equity Fund	1,957,930.32

Fidelity Advisor Sustainable U.S. Equity Fund - Class A	92,675.28

Fidelity Advisor Sustainable U.S. Equity Fund - Class C	41,317.57

Fidelity Advisor Sustainable U.S. Equity Fund - Class I	16,642.04

Fidelity Advisor Sustainable U.S. Equity Fund - Class M	33,255.15

Fidelity Advisor Sustainable U.S. Equity Fund - Class Z	28,946.83
Fidelity U.S. Low Volatility Equity Fund	2,759,874.28
Fidelity Water Sustainability Fund	5,731,847.57
Fidelity Women’s Leadership Fund	6,923,143.55

Fidelity Advisor Women’s Leadership Fund - Class A	501,236.90

Fidelity Advisor Women’s Leadership Fund - Class C	112,485.38

Fidelity Advisor Women’s Leadership Fund - Class I	1,021,042.95

Fidelity Advisor Women’s Leadership Fund - Class M	84,618.78

Fidelity Advisor Women’s Leadership Fund - Class Z	975,055.31

FIDELITY TREND FUND
Fidelity Trend Fund	19,249,328.42

APPENDIX E

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on March 31, 2024 (and April 16, 2024 for ETFs) was as follows:

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Balanced Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.96%

Fidelity Advisor Balanced Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.86%

Fidelity Advisor Balanced Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.22%

Fidelity Advisor Balanced Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	6.22%

Fidelity Advisor Balanced Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.60%

Fidelity Advisor Balanced Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	15.95%

Fidelity Advisor Balanced Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.70%

Fidelity Advisor Balanced Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	9.81%

Fidelity Advisor Balanced Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.88%

Fidelity Advisor Balanced Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.88%

Fidelity Advisor Balanced Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.30%

Fidelity Advisor Balanced Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.38%

Fidelity Advisor Balanced Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	13.22%

Fidelity Advisor Balanced Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	10.16%

Fidelity Advisor Balanced Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	8.09%

Fidelity Advisor Balanced Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	7.55%

Fidelity Advisor Balanced Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.40%

Fidelity Advisor Balanced Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.47%

Fidelity Advisor Balanced Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.83%

Fidelity Advisor Balanced Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	58.84%

Fidelity Advisor Balanced Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	12.28%

Fidelity Advisor Balanced Fund - Class Z	MSCS FINANCIAL SERVICES DIVISION	FOLSOM	CA	9.40%

Fidelity Advisor Dividend Growth Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.10%

Fidelity Advisor Dividend Growth Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.66%

Fidelity Advisor Dividend Growth Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.96%

Fidelity Advisor Dividend Growth Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.46%

Fidelity Advisor Dividend Growth Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.26%

Fidelity Advisor Dividend Growth Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	12.00%

Fidelity Advisor Dividend Growth Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.07%

Fidelity Advisor Dividend Growth Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.95%

Fidelity Advisor Dividend Growth Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	31.09%

Fidelity Advisor Dividend Growth Fund - Class I	CHET ADVISOR 529 DIVIDEND GROWTH PORTFOLIO	MERRIMACK	NH	12.42%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Dividend Growth Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.03%

Fidelity Advisor Dividend Growth Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	7.46%

Fidelity Advisor Dividend Growth Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.22%

Fidelity Advisor Dividend Growth Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	37.25%

Fidelity Advisor Equity Income Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.49%

Fidelity Advisor Equity Income Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.76%

Fidelity Advisor Equity Income Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.28%

Fidelity Advisor Equity Income Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	12.38%

Fidelity Advisor Equity Income Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.29%

Fidelity Advisor Equity Income Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.83%

Fidelity Advisor Equity Income Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.79%

Fidelity Advisor Equity Income Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.69%

Fidelity Advisor Equity Income Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.45%

Fidelity Advisor Equity Income Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	26.30%

Fidelity Advisor Equity Income Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	13.47%

Fidelity Advisor Equity Income Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.67%

Fidelity Advisor Equity Income Fund - Class I	CHET ADVISOR 529 EQUITY INCOME PORTFOLIO	MERRIMACK	NH	5.57%

Fidelity Advisor Equity Income Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	23.50%

Fidelity Advisor Equity Income Fund - Class M	ADP BROKER-DEALER INC	BOSTON	MA	7.09%

Fidelity Advisor Equity Income Fund - Class Z	MID ATLANTIC CLEARING & SETTLEMENT	PITTSBURGH	PA	19.31%

Fidelity Advisor Equity Income Fund - Class Z	US BANK	MILWAUKEE	WI	9.87%

Fidelity Advisor Equity Growth Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.22%

Fidelity Advisor Equity Growth Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.84%

Fidelity Advisor Equity Growth Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.81%

Fidelity Advisor Equity Growth Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.34%

Fidelity Advisor Equity Growth Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.06%

Fidelity Advisor Equity Growth Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.20%

Fidelity Advisor Equity Growth Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.99%

Fidelity Advisor Equity Growth Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.22%

Fidelity Advisor Equity Growth Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	12.34%

Fidelity Advisor Equity Growth Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.26%

Fidelity Advisor Equity Growth Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	8.41%

Fidelity Advisor Equity Growth Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.62%

Fidelity Advisor Equity Growth Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	7.04%

Fidelity Advisor Equity Growth Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.63%

Fidelity Advisor Equity Growth Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	28.39%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Equity Growth Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	22.24%

Fidelity Advisor Equity Growth Fund - Class Z	ALERUS FINANCIAL NA	ARDEN HILLS	MN	8.27%

Fidelity Advisor Equity Growth Fund - Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	7.79%

Fidelity Advisor Equity Growth Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.08%

Fidelity Advisor Equity Growth Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.10%

Fidelity Advisor Equity Value Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.53%

Fidelity Advisor Equity Value Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.21%

Fidelity Advisor Equity Value Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.02%

Fidelity Advisor Equity Value Fund - Class C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	10.18%

Fidelity Advisor Equity Value Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.33%

Fidelity Advisor Equity Value Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	7.75%

Fidelity Advisor Equity Value Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.36%

Fidelity Advisor Equity Value Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.53%

Fidelity Advisor Equity Value Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.06%

Fidelity Advisor Equity Value Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	15.82%

Fidelity Advisor Equity Value Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	14.53%

Fidelity Advisor Equity Value Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	8.03%

Fidelity Advisor Equity Value Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.06%

Fidelity Advisor Equity Value Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.26%

Fidelity Advisor Equity Value Fund - Class Z	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	9.51%

Fidelity Advisor Equity Value Fund - Class Z	LPL FINANCIAL LLC	SAN DIEGO	CA	6.82%

Fidelity Advisor Equity Value Fund - Class Z	WRIGHT TOOL COMPANY RETIREMENT SAVINGS PLAN AND TRUST	AKRON	OH	6.36%

Fidelity Floating Rate High Income Fund*	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.44%

Fidelity Advisor Floating Rate High Income Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.71%

Fidelity Advisor Floating Rate High Income Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.52%

Fidelity Advisor Floating Rate High Income Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.38%

Fidelity Advisor Floating Rate High Income Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.31%

Fidelity Advisor Floating Rate High Income Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.92%

Fidelity Advisor Floating Rate High Income Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.88%

Fidelity Advisor Floating Rate High Income Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.50%

Fidelity Advisor Floating Rate High Income Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	17.24%

Fidelity Advisor Floating Rate High Income Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.04%

Fidelity Advisor Floating Rate High Income Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	9.92%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Floating Rate High Income Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.76%

Fidelity Advisor Floating Rate High Income Fund - Class I	NORTHERN LIGHTS FUND TRUST III	COLUMBUS	OH	14.92%

Fidelity Advisor Floating Rate High Income Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	14.54%

Fidelity Advisor Floating Rate High Income Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	11.84%

Fidelity Advisor Floating Rate High Income Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.96%

Fidelity Advisor Floating Rate High Income Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.47%

Fidelity Advisor Floating Rate High Income Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.36%

Fidelity Advisor Floating Rate High Income Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.13%

Fidelity Advisor Floating Rate High Income Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	8.83%

Fidelity Advisor Floating Rate High Income Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	8.29%

Fidelity Advisor Floating Rate High Income Fund - Class Z	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	39.32%

Fidelity Advisor Floating Rate High Income Fund - Class Z	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.90%

Fidelity Advisor Growth & Income Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	11.38%

Fidelity Advisor Growth & Income Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.85%

Fidelity Advisor Growth & Income Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.66%

Fidelity Advisor Growth & Income Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.20%

Fidelity Advisor Growth & Income Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.11%

Fidelity Advisor Growth & Income Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.97%

Fidelity Advisor Growth & Income Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.76%

Fidelity Advisor Growth & Income Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.87%

Fidelity Advisor Growth & Income Fund - Class C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.03%

Fidelity Advisor Growth & Income Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	21.25%

Fidelity Advisor Growth & Income Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	20.41%

Fidelity Advisor Growth & Income Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	12.90%

Fidelity Advisor Growth & Income Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.93%

Fidelity Advisor Growth & Income Fund - Class M	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	5.67%

Fidelity Advisor Growth Opportunities Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	13.92%

Fidelity Advisor Growth Opportunities Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.73%

Fidelity Advisor Growth Opportunities Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.60%

Fidelity Advisor Growth Opportunities Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.27%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Growth Opportunities Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	17.02%

Fidelity Advisor Growth Opportunities Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.62%

Fidelity Advisor Growth Opportunities Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	11.54%

Fidelity Advisor Growth Opportunities Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.38%

Fidelity Advisor Growth Opportunities Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.92%

Fidelity Advisor Growth Opportunities Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.95%

Fidelity Advisor Growth Opportunities Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	18.40%

Fidelity Advisor Growth Opportunities Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	14.88%

Fidelity Advisor Growth Opportunities Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.37%

Fidelity Advisor Growth Opportunities Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.09%

Fidelity Advisor Growth Opportunities Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.53%

Fidelity Advisor Growth Opportunities Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	15.79%

Fidelity Advisor Growth Opportunities Fund - Class M	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.70%

Fidelity Advisor Growth Opportunities Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	5.37%

Fidelity Advisor Growth Opportunities Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.05%

Fidelity Advisor Growth Opportunities Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.34%

Fidelity Advisor Growth Opportunities Fund - Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	7.17%

Fidelity Advisor Growth Opportunities Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.78%

Fidelity Advisor Growth Opportunities Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.34%

Fidelity Advisor High Income Advantage Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.84%

Fidelity Advisor High Income Advantage Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.29%

Fidelity Advisor High Income Advantage Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.12%

Fidelity Advisor High Income Advantage Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.26%

Fidelity Advisor High Income Advantage Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.84%

Fidelity Advisor High Income Advantage Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.77%

Fidelity Advisor High Income Advantage Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	12.14%

Fidelity Advisor High Income Advantage Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.97%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor High Income Advantage Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.44%

Fidelity Advisor High Income Advantage Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	9.91%

Fidelity Advisor High Income Advantage Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.77%

Fidelity Advisor High Income Advantage Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	25.79%

Fidelity Advisor High Income Advantage Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	9.44%

Fidelity Advisor High Income Advantage Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.02%

Fidelity Advisor High Income Advantage Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	7.67%

Fidelity Advisor High Income Advantage Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.46%

Fidelity Advisor High Income Advantage Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.40%

Fidelity Advisor High Income Advantage Fund - Class M	SECURITY BENEFIT GROUP	TOPEKA	KS	7.77%

Fidelity Advisor High Income Advantage Fund - Class M	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.69%

Fidelity Advisor High Income Advantage Fund - Class M	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.70%

Fidelity Advisor High Income Advantage Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.50%

Fidelity Advisor High Income Advantage Fund - Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	20.64%

Fidelity Advisor High Income Advantage Fund - Class Z	RELIANCE TRUST CO	ATLANTA	GA	7.79%

Fidelity Advisor Large Cap Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.76%

Fidelity Advisor Large Cap Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.78%

Fidelity Advisor Large Cap Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.74%

Fidelity Advisor Large Cap Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.30%

Fidelity Advisor Large Cap Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	15.35%

Fidelity Advisor Large Cap Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.83%

Fidelity Advisor Large Cap Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	8.09%

Fidelity Advisor Large Cap Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.77%

Fidelity Advisor Large Cap Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.23%

Fidelity Advisor Large Cap Fund - Class C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.01%

Fidelity Advisor Large Cap Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	16.42%

Fidelity Advisor Large Cap Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	8.85%

Fidelity Advisor Large Cap Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.08%

Fidelity Advisor Large Cap Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.04%

Fidelity Advisor Large Cap Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.65%

Fidelity Advisor Large Cap Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.43%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Large Cap Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	6.43%

Fidelity Advisor Large Cap Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.75%

Fidelity Advisor Large Cap Fund - Class M	ADP BROKER-DEALER INC	BOSTON	MA	16.82%

Fidelity Advisor Large Cap Fund - Class Z	US BANK	MILWAUKEE	WI	15.90%

Fidelity Advisor Large Cap Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.15%

Fidelity Advisor Leveraged Company Stock Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.26%

Fidelity Advisor Leveraged Company Stock Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.68%

Fidelity Advisor Leveraged Company Stock Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.47%

Fidelity Advisor Leveraged Company Stock Fund - Class C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.98%

Fidelity Advisor Leveraged Company Stock Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	7.03%

Fidelity Advisor Leveraged Company Stock Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.53%

Fidelity Advisor Leveraged Company Stock Fund - Class I	JOHN HANCOCK LIFE INSURANCE	BOSTON	MA	14.93%

Fidelity Advisor Leveraged Company Stock Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	14.89%

Fidelity Advisor Leveraged Company Stock Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.90%

Fidelity Advisor Leveraged Company Stock Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	6.63%

Fidelity Advisor Leveraged Company Stock Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.43%

Fidelity Advisor Leveraged Company Stock Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.15%

Fidelity Advisor Leveraged Company Stock Fund - Class M	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	12.50%

Fidelity Advisor Leveraged Company Stock Fund - Class M	ADP BROKER-DEALER INC	BOSTON	MA	9.34%

Fidelity Advisor Leveraged Company Stock Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.85%

Fidelity Advisor Leveraged Company Stock Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.31%

Fidelity Advisor Leveraged Company Stock Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	5.51%

Fidelity Advisor Leveraged Company Stock Fund - Class Z	MMLD AVIATOR	SPRINGFIELD	MA	7.09%

Fidelity Advisor Leveraged Company Stock Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.09%

Fidelity Advisor Leveraged Company Stock Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.96%

Fidelity Advisor Leveraged Company Stock Fund - Class Z	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	6.38%

Fidelity Advisor Leveraged Company Stock Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	5.78%

Fidelity Advisor Mid Cap II Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.68%

Fidelity Advisor Mid Cap II Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.12%

Fidelity Advisor Mid Cap II Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.15%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Mid Cap II Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	11.15%

Fidelity Advisor Mid Cap II Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.44%

Fidelity Advisor Mid Cap II Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	24.43%

Fidelity Advisor Mid Cap II Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.22%

Fidelity Advisor Mid Cap II Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.05%

Fidelity Advisor Mid Cap II Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.64%

Fidelity Advisor Mid Cap II Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.32%

Fidelity Advisor Mid Cap II Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	34.89%

Fidelity Advisor Mid Cap II Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	20.15%

Fidelity Advisor Mid Cap II Fund - Class Z	MID ATLANTIC CLEARING & SETTLEMENT	PITTSBURGH	PA	13.64%

Fidelity Advisor Mid Cap II Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.90%

Fidelity Advisor Mid Cap II Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.46%

Fidelity Advisor Mid Cap II Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	6.20%

Fidelity Real Estate High Income Fund	CORE PLUS COMMINGLED POOL	SMITHFIELD	RI	13.84%

Fidelity Real Estate High Income Fund	NUCLEAR ELECTRIC INSURANCE LIMITED	WILMINGTON	DE	7.95%

Fidelity Advisor Small Cap Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.87%

Fidelity Advisor Small Cap Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.36%

Fidelity Advisor Small Cap Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.73%

Fidelity Advisor Small Cap Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.95%

Fidelity Advisor Small Cap Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.02%

Fidelity Advisor Small Cap Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	6.96%

Fidelity Advisor Small Cap Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	14.53%

Fidelity Advisor Small Cap Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.23%

Fidelity Advisor Small Cap Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.28%

Fidelity Advisor Small Cap Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.94%

Fidelity Advisor Small Cap Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	5.86%

Fidelity Advisor Small Cap Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	5.70%

Fidelity Advisor Small Cap Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	28.09%

Fidelity Advisor Small Cap Fund - Class M	ADP BROKER-DEALER INC	BOSTON	MA	6.59%

Fidelity Advisor Small Cap Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.42%

Fidelity Advisor Small Cap Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	6.36%

Fidelity Advisor Small Cap Fund - Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.59%

Fidelity Advisor Small Cap Fund - Class Z	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	5.29%

Fidelity Advisor Stock Selector Mid Cap Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.12%

Fidelity Advisor Stock Selector Mid Cap Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.18%

Fidelity Advisor Stock Selector Mid Cap Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.70%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Stock Selector Mid Cap Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.59%

Fidelity Advisor Stock Selector Mid Cap Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.58%

Fidelity Advisor Stock Selector Mid Cap Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.44%

Fidelity Advisor Stock Selector Mid Cap Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	7.94%

Fidelity Advisor Stock Selector Mid Cap Fund - Class C	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	7.04%

Fidelity Advisor Stock Selector Mid Cap Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.30%

Fidelity Advisor Stock Selector Mid Cap Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	19.14%

Fidelity Advisor Stock Selector Mid Cap Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.64%

Fidelity Advisor Stock Selector Mid Cap Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.00%

Fidelity Advisor Stock Selector Mid Cap Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.32%

Fidelity Advisor Stock Selector Mid Cap Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.02%

Fidelity Advisor Stock Selector Mid Cap Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.75%

Fidelity Advisor Stock Selector Mid Cap Fund - Class M	COMMONWEALTH FINANCIAL NETWORK	PITTSBURGH	PA	7.45%

Fidelity Advisor Stock Selector Mid Cap Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	7.37%

Fidelity Advisor Stock Selector Mid Cap Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.13%

Fidelity Advisor Value Strategies Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	14.56%

Fidelity Advisor Value Strategies Fund - Class A	VALIC FINANCIAL ADVISORS INC	HOUSTON	TX	8.22%

Fidelity Advisor Value Strategies Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	6.96%

Fidelity Advisor Value Strategies Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	6.60%

Fidelity Advisor Value Strategies Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.80%

Fidelity Advisor Value Strategies Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	11.74%

Fidelity Advisor Value Strategies Fund - Class C	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	10.30%

Fidelity Advisor Value Strategies Fund - Class C	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	9.33%

Fidelity Advisor Value Strategies Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.84%

Fidelity Advisor Value Strategies Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.01%

Fidelity Advisor Value Strategies Fund - Class C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.28%

Fidelity Advisor Value Strategies Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	29.98%

Fidelity Advisor Value Strategies Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	10.30%

Fidelity Advisor Value Strategies Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.27%

Fidelity Advisor Value Strategies Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	8.10%

Fidelity Advisor Value Strategies Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.02%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Value Strategies Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.97%

Fidelity Advisor Value Strategies Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.13%

Fidelity Advisor Value Strategies Fund - Class M	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.92%

Fidelity Advisor Value Strategies Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.90%

Fidelity Advisor Value Strategies Fund - Class M	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.72%

Fidelity Advisor Value Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.85%

Fidelity Advisor Value Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.49%

Fidelity Advisor Value Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.08%

Fidelity Advisor Value Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	17.64%

Fidelity Advisor Value Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.07%

Fidelity Advisor Value Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	11.20%

Fidelity Advisor Value Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.88%

Fidelity Advisor Value Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	42.78%

Fidelity Advisor Value Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	15.08%

Fidelity Advisor Value Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	13.87%

Fidelity Advisor Value Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.24%

Fidelity Advisor Value Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	11.96%

Fidelity Advisor Value Fund - Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	8.82%

Fidelity Advisor Value Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.59%

Fidelity Advisor Biotechnology Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.58%

Fidelity Advisor Biotechnology Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.34%

Fidelity Advisor Biotechnology Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.00%

Fidelity Advisor Biotechnology Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.77%

Fidelity Advisor Biotechnology Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.93%

Fidelity Advisor Biotechnology Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.35%

Fidelity Advisor Biotechnology Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.39%

Fidelity Advisor Biotechnology Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.87%

Fidelity Advisor Biotechnology Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.87%

Fidelity Advisor Biotechnology Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.78%

Fidelity Advisor Biotechnology Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.37%

Fidelity Advisor Biotechnology Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	14.25%

Fidelity Advisor Biotechnology Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.10%

Fidelity Advisor Biotechnology Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.54%

Fidelity Advisor Biotechnology Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.25%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Biotechnology Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	9.41%

Fidelity Advisor Biotechnology Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	9.24%

Fidelity Advisor Biotechnology Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.14%

Fidelity Advisor Biotechnology Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.54%

Fidelity Advisor Biotechnology Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.10%

Fidelity Advisor Biotechnology Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	18.05%

Fidelity Advisor Biotechnology Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	6.68%

Fidelity Advisor Biotechnology Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.78%

Fidelity Advisor Biotechnology Fund - Class Z	LINCOLN INVESTMENT PLANNING LLC	FORT WASHINGTON	PA	8.28%

Fidelity Advisor Biotechnology Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	6.38%

Fidelity Advisor Biotechnology Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	6.03%

Fidelity Advisor Consumer Discretionary Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	11.82%

Fidelity Advisor Consumer Discretionary Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.57%

Fidelity Advisor Consumer Discretionary Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.06%

Fidelity Advisor Consumer Discretionary Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.76%

Fidelity Advisor Consumer Discretionary Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	18.42%

Fidelity Advisor Consumer Discretionary Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	14.50%

Fidelity Advisor Consumer Discretionary Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	10.36%

Fidelity Advisor Consumer Discretionary Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.44%

Fidelity Advisor Consumer Discretionary Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.38%

Fidelity Advisor Consumer Discretionary Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.32%

Fidelity Advisor Consumer Discretionary Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	16.70%

Fidelity Advisor Consumer Discretionary Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	12.30%

Fidelity Advisor Consumer Discretionary Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	10.94%

Fidelity Advisor Consumer Discretionary Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.14%

Fidelity Advisor Consumer Discretionary Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.89%

Fidelity Advisor Consumer Discretionary Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	17.39%

Fidelity Advisor Energy Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.09%

Fidelity Advisor Energy Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.23%

Fidelity Advisor Energy Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.52%

Fidelity Advisor Energy Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	18.32%

Fidelity Advisor Energy Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.94%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Energy Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.37%

Fidelity Advisor Energy Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.21%

Fidelity Advisor Energy Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.97%

Fidelity Advisor Energy Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	23.35%

Fidelity Advisor Energy Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.27%

Fidelity Advisor Energy Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	9.47%

Fidelity Advisor Energy Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.73%

Fidelity Advisor Energy Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.59%

Fidelity Advisor Energy Fund - Class I	JOHN HANCOCK LIFE INSURANCE	BOSTON	MA	5.36%

Fidelity Advisor Energy Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	8.84%

Fidelity Advisor Energy Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	14.11%

Fidelity Advisor Energy Fund - Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	13.70%

Fidelity Advisor Energy Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.25%

Fidelity Advisor Financials Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.65%

Fidelity Advisor Financials Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.39%

Fidelity Advisor Financials Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.61%

Fidelity Advisor Financials Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	19.08%

Fidelity Advisor Financials Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	13.71%

Fidelity Advisor Financials Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	12.39%

Fidelity Advisor Financials Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.63%

Fidelity Advisor Financials Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	24.46%

Fidelity Advisor Financials Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	11.47%

Fidelity Advisor Financials Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	10.63%

Fidelity Advisor Financials Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.81%

Fidelity Advisor Financials Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.68%

Fidelity Advisor Financials Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.77%

Fidelity Advisor Financials Fund - Class I	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	5.69%

Fidelity Advisor Financials Fund - Class M	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WINDSOR	MA	20.42%

Fidelity Advisor Financials Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	15.57%

Fidelity Advisor Financials Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	6.24%

Fidelity Advisor Global Real Estate Fund - Class A	FMR CAPITAL	BOSTON	MA	40.52%

Fidelity Advisor Global Real Estate Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	17.10%

Fidelity Advisor Global Real Estate Fund - Class C	LINCOLN FINANCIAL SECURITIES	DENTON	NC	10.60%

Fidelity Advisor Global Real Estate Fund - Class C	GOSS	MANHEIM	PA	7.10%

Fidelity Advisor Global Real Estate Fund - Class C	ROBISON	FARMINGTON	UT	6.87%

Fidelity Advisor Global Real Estate Fund - Class I	FMR CAPITAL	BOSTON	MA	64.32%

Fidelity Advisor Global Real Estate Fund - Class I	BULLER	WELLESLEY	MA	11.31%

Fidelity Advisor Global Real Estate Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	10.45%

Fidelity Advisor Global Real Estate Fund - Class I	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.75%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Global Real Estate Fund - Class M	FMR CAPITAL	BOSTON	MA	55.34%

Fidelity Advisor Global Real Estate Fund - Class M	AMERICAN PORTFOLIOS FINANCIAL	LECANTO	FL	6.92%

Fidelity Advisor Global Real Estate Fund - Class Z	FMR CAPITAL	BOSTON	MA	38.22%

Fidelity Advisor Global Real Estate Fund - Class Z	TROWBRIDGE	CAPE ELIZABETH	ME	23.90%

Fidelity Advisor Global Real Estate Fund - Class Z	PRICE	LONG BEACH	CA	11.52%

Fidelity Advisor Global Real Estate Fund - Class Z	KNAPP	NAPLES	FL	5.87%

Fidelity Advisor Health Care Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	11.95%

Fidelity Advisor Health Care Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.99%

Fidelity Advisor Health Care Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.19%

Fidelity Advisor Health Care Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.55%

Fidelity Advisor Health Care Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.01%

Fidelity Advisor Health Care Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.63%

Fidelity Advisor Health Care Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	12.34%

Fidelity Advisor Health Care Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	11.20%

Fidelity Advisor Health Care Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.45%

Fidelity Advisor Health Care Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.74%

Fidelity Advisor Health Care Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	18.32%

Fidelity Advisor Health Care Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	14.51%

Fidelity Advisor Health Care Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.16%

Fidelity Advisor Health Care Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	10.58%

Fidelity Advisor Health Care Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.15%

Fidelity Advisor Health Care Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.83%

Fidelity Advisor Health Care Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.07%

Fidelity Advisor Health Care Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.16%

Fidelity Advisor Health Care Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	8.32%

Fidelity Advisor Health Care Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	5.90%

Fidelity Advisor Health Care Fund - Class Z	PFG FIDELITY INSTITUTIONAL AM EQUITY SECTOR STRATEGY FUND	BELLEVUE	WA	14.64%

Fidelity Advisor Health Care Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.71%

Fidelity Advisor Industrials Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.89%

Fidelity Advisor Industrials Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.26%

Fidelity Advisor Industrials Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.24%

Fidelity Advisor Industrials Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.54%

Fidelity Advisor Industrials Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.16%

Fidelity Advisor Industrials Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	14.32%

Fidelity Advisor Industrials Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	13.03%

Fidelity Advisor Industrials Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	12.40%

Fidelity Advisor Industrials Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.21%

Fidelity Advisor Industrials Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.32%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Industrials Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	18.59%

Fidelity Advisor Industrials Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.05%

Fidelity Advisor Industrials Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.96%

Fidelity Advisor Industrials Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	18.59%

Fidelity Advisor Industrials Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	10.22%

Fidelity Advisor Industrials Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.95%

Fidelity Advisor Industrials Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.73%

Fidelity Advisor Industrials Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.56%

Fidelity Advisor Industrials Fund - Class M	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	9.64%

Fidelity Advisor Industrials Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	9.51%

Fidelity Advisor Industrials Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	6.31%

Fidelity Advisor Industrials Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	5.17%

Fidelity Advisor Real Estate Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	14.75%

Fidelity Advisor Real Estate Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.21%

Fidelity Advisor Real Estate Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	12.20%

Fidelity Advisor Real Estate Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.98%

Fidelity Advisor Real Estate Fund - Class I	BENEFIT TRUST COMPANY	MONTGOMERY	OH	23.54%

Fidelity Advisor Real Estate Fund - Class I	BENEFIT TRUST COMPANY	MONTGOMERY	OH	12.30%

Fidelity Advisor Real Estate Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.72%

Fidelity Advisor Real Estate Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.91%

Fidelity Advisor Real Estate Fund - Class I	BENEFIT TRUST COMPANY	MONTGOMERY	OH	5.53%

Fidelity Advisor Real Estate Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	51.29%

Fidelity Advisor Real Estate Fund - Class M	ADP BROKER-DEALER INC	BOSTON	MA	8.75%

Fidelity Advisor Real Estate Fund - Class M	SECURITY BENEFIT GROUP	TOPEKA	KS	8.33%

Fidelity Advisor Real Estate Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.36%

Fidelity Advisor Semiconductors Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.91%

Fidelity Advisor Semiconductors Fund - Class A	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	9.17%

Fidelity Advisor Semiconductors Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.59%

Fidelity Advisor Semiconductors Fund - Class A	PFS INVESTMENTS INC	KING OF PRUSSIA	PA	8.21%

Fidelity Advisor Semiconductors Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.13%

Fidelity Advisor Semiconductors Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.51%

Fidelity Advisor Semiconductors Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	13.66%

Fidelity Advisor Semiconductors Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	12.28%

Fidelity Advisor Semiconductors Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.27%

Fidelity Advisor Semiconductors Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.49%

Fidelity Advisor Semiconductors Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.45%

Fidelity Advisor Semiconductors Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	25.30%

Fidelity Advisor Semiconductors Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	21.44%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Semiconductors Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	14.93%

Fidelity Advisor Semiconductors Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.04%

Fidelity Advisor Semiconductors Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	7.25%

Fidelity Advisor Semiconductors Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.25%

Fidelity Advisor Semiconductors Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	6.24%

Fidelity Advisor Semiconductors Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	6.23%

Fidelity Advisor Semiconductors Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	9.18%

Fidelity Advisor Semiconductors Fund - Class Z	LINCOLN INVESTMENT PLANNING LLC	FORT WASHINGTON	PA	5.84%

Fidelity Advisor Semiconductors Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.02%

Fidelity Advisor Technology Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.26%

Fidelity Advisor Technology Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.74%

Fidelity Advisor Technology Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.36%

Fidelity Advisor Technology Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	14.32%

Fidelity Advisor Technology Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	13.02%

Fidelity Advisor Technology Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.89%

Fidelity Advisor Technology Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.64%

Fidelity Advisor Technology Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.13%

Fidelity Advisor Technology Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	16.46%

Fidelity Advisor Technology Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.59%
Fidelity Advisor Technology Fund - Class I

Fidelity Advisor Technology Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	11.85%

Fidelity Advisor Technology Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.24%

Fidelity Advisor Technology Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	9.77%

Fidelity Advisor Technology Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.66%

Fidelity Advisor Technology Fund - Class Z	PFG FIDELITY INSTITUTIONAL AM EQUITY SECTOR STRATEGY FUND	BELLEVUE	WA	14.91%

Fidelity Advisor Technology Fund - Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	8.14%

Fidelity Advisor Technology Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.70%

Fidelity Advisor Utilities Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	14.75%

Fidelity Advisor Utilities Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.19%

Fidelity Advisor Utilities Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.86%

Fidelity Advisor Utilities Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	21.89%

Fidelity Advisor Utilities Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.20%

Fidelity Advisor Utilities Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.78%

Fidelity Advisor Utilities Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.20%

Fidelity Advisor Utilities Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.15%

Fidelity Advisor Utilities Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	19.43%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Utilities Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.59%

Fidelity Advisor Utilities Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	10.90%

Fidelity Advisor Utilities Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.92%

Fidelity Advisor Utilities Fund - Class I	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	8.08%

Fidelity Advisor Utilities Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.76%

Fidelity Advisor Utilities Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.03%

Fidelity Advisor Utilities Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	8.50%

Fidelity Advisor Utilities Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.45%

Fidelity Advisor Diversified International Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.43%

Fidelity Advisor Diversified International Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.52%

Fidelity Advisor Diversified International Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.77%

Fidelity Advisor Diversified International Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.14%

Fidelity Advisor Diversified International Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.39%

Fidelity Advisor Diversified International Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.16%

Fidelity Advisor Diversified International Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.48%

Fidelity Advisor Diversified International Fund - Class C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.18%

Fidelity Advisor Diversified International Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	16.85%

Fidelity Advisor Diversified International Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.86%

Fidelity Advisor Diversified International Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	7.64%

Fidelity Advisor Diversified International Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.10%

Fidelity Advisor Diversified International Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	6.08%

Fidelity Advisor Diversified International Fund - Class Z	MSCS FINANCIAL SERVICES DIVISION	PHOENIX	CO	35.54%

Fidelity Advisor Diversified International Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.57%

Fidelity Advisor Diversified International Fund - Class Z	NORTHERN TRUST COMPANY	CHICAGO	IL	6.75%

Fidelity Advisor Emerging Asia Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.44%

Fidelity Advisor Emerging Asia Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.92%

Fidelity Advisor Emerging Asia Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.73%

Fidelity Advisor Emerging Asia Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.49%

Fidelity Advisor Emerging Asia Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	16.04%

Fidelity Advisor Emerging Asia Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.02%

Fidelity Advisor Emerging Asia Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	8.03%

Fidelity Advisor Emerging Asia Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.76%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Emerging Asia Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.45%

Fidelity Advisor Emerging Asia Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	19.34%

Fidelity Advisor Emerging Asia Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	11.89%

Fidelity Advisor Emerging Asia Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.61%

Fidelity Advisor Emerging Asia Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	10.83%

Fidelity Advisor Emerging Asia Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	9.46%

Fidelity Advisor Emerging Asia Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.30%

Fidelity Advisor Emerging Asia Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.73%

Fidelity Advisor Emerging Asia Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.72%

Fidelity Advisor Emerging Asia Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	5.27%

Fidelity Advisor Emerging Asia Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.87%

Fidelity Advisor Focused Emerging Markets Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	20.59%

Fidelity Advisor Focused Emerging Markets Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.65%

Fidelity Advisor Focused Emerging Markets Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.45%

Fidelity Advisor Focused Emerging Markets Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.54%

Fidelity Advisor Focused Emerging Markets Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	21.26%

Fidelity Advisor Focused Emerging Markets Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.69%

Fidelity Advisor Focused Emerging Markets Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.36%

Fidelity Advisor Focused Emerging Markets Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.87%

Fidelity Advisor Focused Emerging Markets Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	5.87%

Fidelity Advisor Focused Emerging Markets Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	46.18%

Fidelity Advisor Focused Emerging Markets Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.05%

Fidelity Advisor Focused Emerging Markets Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.56%

Fidelity Advisor Focused Emerging Markets Fund - Class I	THE NORTHERN TRUST COMPANY	CHICAGO	IL	5.38%

Fidelity Advisor Focused Emerging Markets Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.42%

Fidelity Advisor Focused Emerging Markets Fund - Class Z	LINCOLN INVESTMENT PLANNING LLC	FORT WASHINGTON	PA	6.78%

Fidelity Advisor Global Capital Appreciation Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.02%

Fidelity Advisor Global Capital Appreciation Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.55%

Fidelity Advisor Global Capital Appreciation Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.22%

Fidelity Advisor Global Capital Appreciation Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	6.89%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Global Capital Appreciation Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.79%

Fidelity Advisor Global Capital Appreciation Fund - Class I	ALLEN	WESTON	MA	18.43%

Fidelity Advisor Global Capital Appreciation Fund - Class I	BOWER	MILTON	MA	14.45%

Fidelity Advisor Global Capital Appreciation Fund - Class I	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	13.27%

Fidelity Advisor Global Capital Appreciation Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	6.95%

Fidelity Advisor Global Capital Appreciation Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.44%

Fidelity Advisor Global Capital Appreciation Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	6.30%

Fidelity Advisor Global Equity Income Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	12.46

Fidelity Advisor Global Equity Income Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.13%

Fidelity Advisor Global Equity Income Fund - Class A	USI SECURITIES INC	PHOENIX	AZ	10.10%

Fidelity Advisor Global Equity Income Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	13.07%

Fidelity Advisor Global Equity Income Fund - Class C	AMERICAN PORTFOLIOS FINANCIAL	KNOXVILLE	TN	6.49%

Fidelity Advisor Global Equity Income Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	36.08%

Fidelity Advisor Global Equity Income Fund - Class I	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	27.94%

Fidelity Advisor Global Equity Income Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	6.02%

Fidelity Advisor Global Equity Income Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.07%

Fidelity Advisor Global Equity Income Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	21.58%

Fidelity Advisor Global Equity Income Fund - Class M	TITLEIST CAPITAL LLC	FARGO	ND	5.68%

Fidelity Advisor Global Equity Income Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	12.94%

Fidelity Advisor Global Equity Income Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.70%

Fidelity Advisor International Capital Appreciation Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	13.06%

Fidelity Advisor International Capital Appreciation Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.80%

Fidelity Advisor International Capital Appreciation Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.74%

Fidelity Advisor International Capital Appreciation Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	7.76%

Fidelity Advisor International Capital Appreciation Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.17%

Fidelity Advisor International Capital Appreciation Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.85%

Fidelity Advisor International Capital Appreciation Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	13.26%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor International Capital Appreciation Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.94%

Fidelity Advisor International Capital Appreciation Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	8.67%

Fidelity Advisor International Capital Appreciation Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.85%

Fidelity Advisor International Capital Appreciation Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.07%

Fidelity Advisor International Capital Appreciation Fund - Class C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.10%

Fidelity Advisor International Capital Appreciation Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	19.51%

Fidelity Advisor International Capital Appreciation Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	16.76%

Fidelity Advisor International Capital Appreciation Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.71%

Fidelity Advisor International Capital Appreciation Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.45%

Fidelity Advisor International Capital Appreciation Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.08%

Fidelity Advisor International Capital Appreciation Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.37%

Fidelity Advisor International Capital Appreciation Fund - Class M	SECURITY BENEFIT GROUP	TOPEKA	KS	35.21%

Fidelity Advisor International Capital Appreciation Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	8.45%

Fidelity Advisor Overseas Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	10.81%

Fidelity Advisor Overseas Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.79%

Fidelity Advisor Overseas Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	6.03%

Fidelity Advisor Overseas Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.12%

Fidelity Advisor Overseas Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.10%

Fidelity Advisor Overseas Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	14.26%

Fidelity Advisor Overseas Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.87%

Fidelity Advisor Overseas Fund - Class I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.89%

Fidelity Advisor Overseas Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	57.71%

Fidelity Advisor Overseas Fund - Class Z	MSCS FINANCIAL SERVICES DIVISION	ANN ARBOR	MI	54.95%

Fidelity Advisor Overseas Fund - Class Z	RELIANCE TRUST COMPANY	MILWAUKEE	WI	9.50%

Fidelity Advisor Value Leaders Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.59%

Fidelity Advisor Value Leaders Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	9.30%

Fidelity Advisor Value Leaders Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.92%

Fidelity Advisor Value Leaders Fund - Class C	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	11.20%

Fidelity Advisor Value Leaders Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	6.91%

Fidelity Advisor Value Leaders Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.65%

Fidelity Advisor Value Leaders Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	41.37%

Fidelity Advisor Value Leaders Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	13.45%

Fidelity Advisor Value Leaders Fund - Class I	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	9.48%

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Value Leaders Fund - Class I	TRACT RADIOLOGY INC 401K PLAN	EUREKA SPRINGS	AR	7.32%

Fidelity Advisor Value Leaders Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	7.32%

Fidelity Advisor Value Leaders Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.02%

Fidelity Advisor Value Leaders Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.73%

FIDELITY CAPITAL TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Stock Selector All Cap Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.25%

Fidelity Advisor Stock Selector All Cap Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.27%

Fidelity Advisor Stock Selector All Cap Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.87%

Fidelity Advisor Stock Selector All Cap Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.58%

Fidelity Advisor Stock Selector All Cap Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.70%

Fidelity Advisor Stock Selector All Cap Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.66%

Fidelity Advisor Stock Selector All Cap Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	5.25%

Fidelity Advisor Stock Selector All Cap Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.60%

Fidelity Advisor Stock Selector All Cap Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.39%

Fidelity Advisor Stock Selector All Cap Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.20%

Fidelity Advisor Stock Selector All Cap Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	7.04%

Fidelity Advisor Stock Selector All Cap Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.89%

Fidelity Advisor Stock Selector All Cap Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.22%

Fidelity Advisor Stock Selector All Cap Fund - Class Z	FIDELITY CHARITABLE GIFT FUND - U.S. EQUITY POOL	BOSTON	MA	99.10%

Fidelity Advisor Stock Selector Small Cap Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	26.54%

Fidelity Advisor Stock Selector Small Cap Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.36%

Fidelity Advisor Stock Selector Small Cap Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.28%

Fidelity Advisor Stock Selector Small Cap Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.12%

Fidelity Advisor Stock Selector Small Cap Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	16.54%

Fidelity Advisor Stock Selector Small Cap Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	13.13%

Fidelity Advisor Stock Selector Small Cap Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.79%

Fidelity Advisor Stock Selector Small Cap Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.84%

Fidelity Advisor Stock Selector Small Cap Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.07%

FIDELITY CAPITAL TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Stock Selector Small Cap Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	23.54%

Fidelity Advisor Stock Selector Small Cap Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	20.75%

Fidelity Advisor Stock Selector Small Cap Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	16.00%

Fidelity Advisor Stock Selector Small Cap Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	7.59%

Fidelity Advisor Stock Selector Small Cap Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.07%

Fidelity Advisor Stock Selector Small Cap Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	11.90%

Fidelity Advisor Stock Selector Small Cap Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	9.37%

Fidelity Advisor Stock Selector Small Cap Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	6.58%

FIDELITY COMMONWEALTH TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Nasdaq Composite Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	66.19%

Fidelity Nasdaq Composite Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	12.55%

FIDELITY CONCORD STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity 500 Index Fund	J P MORGAN SECURITIES INC	BROOKLYN	NY	10.85%

Fidelity Extended Market Index Fund	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	7.54%

Fidelity Founders Fund*	DANOFF	WESTON	MA	10.08%

Fidelity Advisor Founders Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	12.82%

Fidelity Advisor Founders Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	11.61%

Fidelity Advisor Founders Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.27%

Fidelity Advisor Founders Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	6.61%

Fidelity Advisor Founders Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	32.87%

Fidelity Advisor Founders Fund - Class I	THUMB BANK & TRUST	PIGEON	MI	13.01%

Fidelity Advisor Founders Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	11.89%

Fidelity Advisor Founders Fund - Class I	MSCS FINANCIAL SERVICES DIVISION	PIGEON	MI	11.03%

Fidelity Advisor Founders Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	7.15%

Fidelity Advisor Founders Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	10.93%

Fidelity Advisor Founders Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	6.59%

Fidelity Advisor Founders Fund - Class Z	MSCS FINANCIAL SERVICES DIVISION	PIGEON	MI	12.33%

Fidelity International Index Fund	J P MORGAN SECURITIES INC	BROOKLYN	NY	11.62%

Fidelity Large Cap Stock Fund	FIDELITY NON-PROFIT MGMT FNDTN	BOSTON	MA	5.07%

Fidelity SAI International Small Cap Index Fund	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	13.33%

Fidelity SAI Japan Stock Index Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	13.25%

Fidelity Total Market Index Fund	CGF INDEX POOL	MERRIMACK	NH	7.65%

FIDELITY CONTRAFUND
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor New Insights Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.14%

Fidelity Advisor New Insights Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.05%

Fidelity Advisor New Insights Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.73%

Fidelity Advisor New Insights Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.60%

Fidelity Advisor New Insights Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.02%

Fidelity Advisor New Insights Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.91%

Fidelity Advisor New Insights Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	11.53%

Fidelity Advisor New Insights Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.44%

Fidelity Advisor New Insights Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.30%

Fidelity Advisor New Insights Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.25%

Fidelity Advisor New Insights Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	25.16%

Fidelity Advisor New Insights Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.07%

Fidelity Advisor New Insights Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.78%

Fidelity Advisor New Insights Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	5.44%

Fidelity Advisor New Insights Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.35%

Fidelity Advisor New Insights Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.01%

Fidelity Advisor New Insights Fund - Class M	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WINDSOR	MA	10.34%

Fidelity Advisor New Insights Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	6.72%

Fidelity Advisor New Insights Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	6.22%

Fidelity Advisor New Insights Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	5.24%

Fidelity Advisor New Insights Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	11.22%

Fidelity Advisor New Insights Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	5.85%

FIDELITY COVINGTON TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Blue Chip Growth ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	75.28%

Fidelity Blue Chip Value ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	91.35%

Fidelity Clean Energy ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	82.42%

Fidelity Clean Energy ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.47%

Fidelity Cloud Computing ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	68.86%

Fidelity Cloud Computing ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	15.77%

Fidelity Crypto Industry and Digital Payments ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	82.03%

Fidelity Crypto Industry and Digital Payments ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	6.96%

Fidelity Digital Health ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	73.52%

Fidelity Digital Health ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	12.58%

Fidelity Digital Health ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.58%

Fidelity Disruptive Automation ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	89.35%

Fidelity Disruptive Communications ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	84.44%

FIDELITY COVINGTON TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Disruptive Communications ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	9.88%

Fidelity Disruptive Finance ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	83.30%

Fidelity Disruptive Finance ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	8.67%

Fidelity Disruptive Medicine ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	52.41%

Fidelity Disruptive Medicine ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	35.52%

Fidelity Disruptive Medicine ETF	PERSHING LLC	JERSEY CITY	NJ	6.13%

Fidelity Disruptive Technology ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	78.88%

Fidelity Disruptive Technology ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	13.99%

Fidelity Disruptors ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	88.84%

Fidelity Disruptors ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.90%

Fidelity Dividend ETF for Rising Rates	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	61.35%

Fidelity Dividend ETF for Rising Rates	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	14.78%

Fidelity Dividend ETF for Rising Rates	MERRILL LYNCH	NEW YORK	NY	5.82%

Fidelity Electric Vehicles and Future Transportation ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	78.25%

Fidelity Electric Vehicles and Future Transportation ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.82%

Fidelity Emerging Markets Multifactor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	76.94%

Fidelity Emerging Markets Multifactor ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	9.92%

Fidelity Emerging Markets Multifactor ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.08%

Fidelity Enhanced International ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	74.48%

Fidelity Enhanced International ETF	BNY MELLON	NEW YORK	NY	19.50%

Fidelity Enhanced Large Cap Core ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	96.53%

Fidelity Enhanced Large Cap Growth ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	92.24%

Fidelity Enhanced Large Cap Value ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	94.76%

Fidelity Enhanced Mid Cap ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	90.52%

Fidelity Enhanced Small Cap ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	85.87%

Fidelity Enhanced Small Cap ETF	BNY MELLON	NEW YORK	NY	8.96%

Fidelity Fundamental Large Cap Core ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	82.34%

Fidelity Fundamental Large Cap Core ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	10.61%

Fidelity Fundamental Large Cap Growth ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	92.57%

Fidelity Fundamental Large Cap Value ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	73.40%

Fidelity Fundamental Large Cap Value ETF	VANGUARD BROKERAGE SERVICES	MALVERN	PA	13.22%

Fidelity Fundamental Large Cap Value ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	8.10%

Fidelity Fundamental Small-Mid Cap ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	89.63%

Fidelity High Dividend ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	67.41%

Fidelity High Dividend ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	8.85%

FIDELITY COVINGTON TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity High Dividend ETF	PERSHING LLC	JERSEY CITY	NJ	5.77%

Fidelity High Yield Factor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	69.88%

Fidelity High Yield Factor ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	17.58%

Fidelity International High Dividend ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	73.59%

Fidelity International High Dividend ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	13.04%

Fidelity International Multifactor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	80.11%

Fidelity International Multifactor ETF	CETERA INVESTMENT SERVICES LLC	ST CLOUD	MN	8.77%

Fidelity International Value Factor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	85.17%

Fidelity International Value Factor ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	8.61%

Fidelity Low Volatility Factor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	78.22%

Fidelity Low Volatility Factor ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	8.61%

Fidelity Magellan ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	85.09%

Fidelity Metaverse ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	84.11%

Fidelity Metaverse ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.38%

Fidelity Momentum Factor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	74.70%

Fidelity Momentum Factor ETF	PERSHING LLC	JERSEY CITY	NJ	6.71%

Fidelity Momentum Factor ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.48%

Fidelity MSCI Communication Services Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	41.29%

Fidelity MSCI Communication Services Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	39.52%

Fidelity MSCI Communication Services Index ETF	PERSHING LLC	JERSEY CITY	NJ	6.42%

Fidelity MSCI Consumer Discretionary Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	58.63%

Fidelity MSCI Consumer Discretionary Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	25.52%

Fidelity MSCI Consumer Staples Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	59.71%

Fidelity MSCI Consumer Staples Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	23.37%

Fidelity MSCI Energy Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	57.75%

Fidelity MSCI Energy Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	24.81%

Fidelity MSCI Financials Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	56.56%

Fidelity MSCI Financials Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	27.49%

Fidelity MSCI Health Care Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	55.24%

Fidelity MSCI Health Care Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	25.96%

Fidelity MSCI Industrials Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	62.52%

Fidelity MSCI Industrials Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	16.36%

Fidelity MSCI Industrials Index ETF	PERSHING LLC	JERSEY CITY	NJ	5.17%

Fidelity MSCI Information Technology Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	62.81%

Fidelity MSCI Information Technology Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	20.83%

Fidelity MSCI Materials Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	50.48%

FIDELITY COVINGTON TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity MSCI Materials Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	20.97%

Fidelity MSCI Materials Index ETF	BNY MELLON	NEW YORK	NY	14.31%

Fidelity MSCI Real Estate Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	59.28%

Fidelity MSCI Real Estate Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	19.45%

Fidelity MSCI Real Estate Index ETF	PNC BANK, N.A.	PITTSBURGH	PA	5.43%

Fidelity MSCI Utilities Index ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	52.87%

Fidelity MSCI Utilities Index ETF	MERRILL LYNCH	NEW YORK	NY	18.51%

Fidelity MSCI Utilities Index ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	13.10%

Fidelity Preferred Securities & Income ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	79.85%

Fidelity Preferred Securities & Income ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	9.47%

Fidelity Quality Factor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	76.22%

Fidelity Quality Factor ETF	PERSHING LLC	JERSEY CITY	NJ	15.02%

Fidelity Quality Factor ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.47%

Fidelity Real Estate Investment ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	87.85%

Fidelity Small-Mid Multifactor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	71.00%

Fidelity Small-Mid Multifactor ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.99%

Fidelity Small-Mid Multifactor ETF	RAYMOND JAMES & ASSOCIATES, INC.	SAINT PETERSBURG	FL	5.36%

Fidelity Stocks for Inflation ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	64.69%

Fidelity Stocks for Inflation ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	12.57%

Fidelity Stocks for Inflation ETF	MORGAN STANLEY	NEW YORK	NY	6.02%

Fidelity Sustainable High Yield ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	83.96%

Fidelity Sustainable High Yield ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	5.45%

Fidelity Sustainable High Yield ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.39%

Fidelity Sustainable U.S. Equity ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	67.54%

Fidelity Sustainable U.S. Equity ETF	BNY MELLON	NEW YORK	NY	25.10%

Fidelity U.S. Multifactor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	87.42%

Fidelity Value Factor ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	67.74%

Fidelity Value Factor ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	15.08%

Fidelity Value Factor ETF	PERSHING LLC	JERSEY CITY	NJ	5.89%

Fidelity Women’s Leadership ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	81.98%

FIDELITY DESTINY PORTFOLIOS
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Capital Development Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	22.77%

Fidelity Advisor Capital Development Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.34%

Fidelity Advisor Capital Development Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.30%

Fidelity Advisor Capital Development Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.24%

FIDELITY DESTINY PORTFOLIOS
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Capital Development Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.68%

Fidelity Advisor Capital Development Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	20.95%

Fidelity Advisor Capital Development Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.80%

Fidelity Advisor Capital Development Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.43%

Fidelity Advisor Diversified Stock Fund - Class A	JOHN HANCOCK LIFE INSURANCE	BOSTON	MA	8.10%

Fidelity Advisor Diversified Stock Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	23.86%

Fidelity Advisor Diversified Stock Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	7.78%

Fidelity Advisor Diversified Stock Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.36%

Fidelity Advisor Diversified Stock Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.28%

Fidelity Advisor Diversified Stock Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	19.56%

Fidelity Advisor Diversified Stock Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	16.34%

Fidelity Advisor Diversified Stock Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	9.62%

Fidelity Advisor Diversified Stock Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.81%

Fidelity Advisor Diversified Stock Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.67%

Fidelity Advisor Diversified Stock Fund - Class I	MID ATLANTIC CLEARING & SETTLEMENT	PITTSBURGH	PA	6.19%

Fidelity Advisor Diversified Stock Fund - Class M	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WINDSOR	MA	13.98%

Fidelity Advisor Diversified Stock Fund - Class M	ADP BROKER-DEALER INC	BOSTON	MA	7.13%

Fidelity Advisor Diversified Stock Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	19.16%

Fidelity Advisor Diversified Stock Fund - Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	15.62%

Fidelity Advisor Diversified Stock Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.72%

Fidelity Advisor Diversified Stock Fund - Class Z	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.27%

FIDELITY DEVONSHIRE TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Mid Cap Value Fund - Class A	MGH ACADEMIC ANNUITY PLAN	BOSTON	MA	5.27%

Fidelity Advisor Mid Cap Value Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.88%

Fidelity Advisor Mid Cap Value Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	8.58%

Fidelity Advisor Mid Cap Value Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.18%

Fidelity Advisor Mid Cap Value Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	11.80%

Fidelity Advisor Mid Cap Value Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.67%

Fidelity Advisor Mid Cap Value Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.63%

Fidelity Advisor Mid Cap Value Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.09%

Fidelity Advisor Mid Cap Value Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.94%

Fidelity Advisor Mid Cap Value Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	23.03%

Fidelity Advisor Mid Cap Value Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	14.58%

Fidelity Advisor Mid Cap Value Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	13.15%

FIDELITY DEVONSHIRE TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Mid Cap Value Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.01%

Fidelity Advisor Mid Cap Value Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.27%

Fidelity Advisor Mid Cap Value Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.79%

Fidelity Mid Cap Value K6 Fund	ASCENSUS BROKER DEALER SERVICES LLC	FARGO	ND	10.54%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.25%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.27%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.87%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.58%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.70%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.66%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	5.25%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.60%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.39%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.20%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	7.04%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.89%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.22%

Fidelity Advisor Stock Selector Large Cap Value Fund - Class Z	FIDELITY CHARITABLE GIFT FUND - U.S. EQUITY POOL	BOSTON	MA	99.10%

FIDELITY FINANCIAL TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Convertible Securities Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.65%

Fidelity Advisor Convertible Securities Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	18.70%

Fidelity Advisor Convertible Securities Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.55%

Fidelity Advisor Convertible Securities Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.88%

Fidelity Advisor Convertible Securities Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.43%

Fidelity Advisor Convertible Securities Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	16.27%

Fidelity Advisor Convertible Securities Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	10.76%

Fidelity Advisor Convertible Securities Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	10.23%

Fidelity Advisor Convertible Securities Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.90%

FIDELITY FINANCIAL TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Convertible Securities Fund - Class C	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	5.59%

Fidelity Advisor Convertible Securities Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	18.82%

Fidelity Advisor Convertible Securities Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	13.94%

Fidelity Advisor Convertible Securities Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.80%

Fidelity Advisor Convertible Securities Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.28%

Fidelity Advisor Convertible Securities Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.93%

Fidelity Advisor Convertible Securities Fund - Class I	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	5.35%

Fidelity Advisor Convertible Securities Fund - Class I	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	5.23%

Fidelity Advisor Convertible Securities Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	11.45%

Fidelity Advisor Convertible Securities Fund - Class M	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.14%

Fidelity Advisor Convertible Securities Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	21.34%

Fidelity Advisor Convertible Securities Fund - Class Z	RELIANCE TRUST CO	ATLANTA	GA	7.53%

FIDELITY HASTINGS STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Growth Discovery Fund - Class K	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.60%

Fidelity Advisor Mega Cap Stock Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.50%

Fidelity Advisor Mega Cap Stock Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.20%

Fidelity Advisor Mega Cap Stock Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.03%

Fidelity Advisor Mega Cap Stock Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.48%

Fidelity Advisor Mega Cap Stock Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.21%

Fidelity Advisor Mega Cap Stock Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	19.28%

Fidelity Advisor Mega Cap Stock Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	18.36%

Fidelity Advisor Mega Cap Stock Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.18%

Fidelity Advisor Mega Cap Stock Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.55%

Fidelity Advisor Mega Cap Stock Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	23.30%

Fidelity Advisor Mega Cap Stock Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	19.09%

Fidelity Advisor Mega Cap Stock Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	14.66%

Fidelity Advisor Mega Cap Stock Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	13.68%

Fidelity Advisor Mega Cap Stock Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.80%

Fidelity Advisor Mega Cap Stock Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	44.76%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Canada Fund	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	5.71%

Fidelity Advisor Canada Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.22%

Fidelity Advisor Canada Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	11.59%

Fidelity Advisor Canada Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.62%

Fidelity Advisor Canada Fund - Class C	POSHEDLEY	TWINSBURG	OH	11.01%

Fidelity Advisor Canada Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.58%

Fidelity Advisor Canada Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.29%

Fidelity Advisor Canada Fund - Class C	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	7.10%

Fidelity Advisor Canada Fund - Class C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	6.85%

Fidelity Advisor Canada Fund - Class I	FMTC-UNITIZED	MERRIMACK	NH	17.54%

Fidelity Advisor Canada Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	11.15%

Fidelity Advisor Canada Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.31%

Fidelity Advisor Canada Fund - Class I	FIAM TOTAL ENDOWMENT FUND LP	SMITHFIELD	RI	9.80%

Fidelity Advisor Canada Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	8.64%

Fidelity Advisor Canada Fund - Class I	WANG COMMUNITY HEALTH CTR	NEW YORK	NY	7.18%

Fidelity Advisor Canada Fund - Class I	DELAWARE ART MUSEUM	WILMINGTON	DE	6.22%

Fidelity Advisor Canada Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	12.58%

Fidelity Advisor Canada Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	18.72%

Fidelity Advisor Canada Fund - Class Z	YATES	SANTA FE	NM	9.29%

Fidelity Advisor Canada Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	9.11%

Fidelity Advisor China Region Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	12.24%

Fidelity Advisor China Region Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.81%

Fidelity Advisor China Region Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.89%

Fidelity Advisor China Region Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.70%

Fidelity Advisor China Region Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	18.96%

Fidelity Advisor China Region Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	11.37%

Fidelity Advisor China Region Fund - Class C	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	10.60%

Fidelity Advisor China Region Fund - Class C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.06%

Fidelity Advisor China Region Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	17.76%

Fidelity Advisor China Region Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	12.11%

Fidelity Advisor China Region Fund - Class I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	9.87%

Fidelity Advisor China Region Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.73%

Fidelity Advisor China Region Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	7.68%

Fidelity Advisor China Region Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.44%

Fidelity Advisor China Region Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.00%

Fidelity Advisor China Region Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	5.53%

Fidelity Advisor China Region Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	24.17%

Fidelity Advisor China Region Fund - Class Z	STRATEGIC ADVISERS FIDELITY EMERGING MARKETS FUND	BOSTON	MA	95.02%

Fidelity Diversified International Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	26.85%

Fidelity Diversified International Fund	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	5.77%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Diversified International K6 Fund	MSCS FINANCIAL SERVICES DIVISION	WASHINGTON	DC	5.42%

Fidelity Emerging Markets Discovery Fund	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	11.43%

Fidelity Emerging Markets Discovery Fund	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	10.00%

Fidelity Advisor Emerging Markets Discovery Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.48%

Fidelity Advisor Emerging Markets Discovery Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	14.29%

Fidelity Advisor Emerging Markets Discovery Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.42%

Fidelity Advisor Emerging Markets Discovery Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.12%

Fidelity Advisor Emerging Markets Discovery Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.61%

Fidelity Advisor Emerging Markets Discovery Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	15.55%

Fidelity Advisor Emerging Markets Discovery Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.06%

Fidelity Advisor Emerging Markets Discovery Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.74%

Fidelity Advisor Emerging Markets Discovery Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	40.66%

Fidelity Advisor Emerging Markets Discovery Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	18.68%

Fidelity Advisor Emerging Markets Discovery Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	10.92%

Fidelity Advisor Emerging Markets Discovery Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	6.98%

Fidelity Advisor Emerging Markets Discovery Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	20.98%

Fidelity Emerging Markets Fund	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	9.84%

Fidelity Emerging Markets Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.38%

Fidelity Emerging Markets Fund	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	5.43%

Fidelity Advisor Emerging Markets Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	48.46%

Fidelity Advisor Emerging Markets Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	11.01%

Fidelity Advisor Emerging Markets Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	23.29%

Fidelity Advisor Emerging Markets Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	13.26%

Fidelity Advisor Emerging Markets Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.33%

Fidelity Advisor Emerging Markets Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.38%

Fidelity Advisor Emerging Markets Fund - Class I	FIDELITY NON-PROFIT MGMT FNDTN	BOSTON	MA	51.28%

Fidelity Advisor Emerging Markets Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	17.24%

Fidelity Advisor Emerging Markets Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.97%

Fidelity Advisor Emerging Markets Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.24%

Fidelity Advisor Emerging Markets Fund - Class M	USI SECURITIES INC	OAKS	PA	21.31%

Fidelity Advisor Emerging Markets Fund - Class Z	STRATEGIC ADVISERS FIDELITY EMERGING MARKETS FUND	BOSTON	MA	61.01%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Emerging Markets Fund - Class Z	STRATEGIC ADVISERS EMERGING MARKETS FUND	BOSTON	MA	28.19%

Fidelity Enduring Opportunities Fund	FMR CAPITAL	BOSTON	MA	20.07%

Fidelity Advisor Europe Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.92%

Fidelity Advisor Europe Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	11.73%

Fidelity Advisor Europe Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	11.73%

Fidelity Advisor Europe Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.59%

Fidelity Advisor Europe Fund - Class C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.45%

Fidelity Advisor Europe Fund - Class C	J P MORGAN SECURITIES INC	BROOKLYN	NY	5.70%

Fidelity Advisor Europe Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	30.03%

Fidelity Advisor Europe Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	12.77%

Fidelity Advisor Europe Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	9.65%

Fidelity Advisor Europe Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	9.64%

Fidelity Advisor Europe Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.07%

Fidelity Advisor Europe Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.12%

Fidelity Advisor Europe Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.77%

Fidelity Advisor Europe Fund - Class M	BHUTA	CROTON	NY	5.53%

Fidelity Advisor Europe Fund - Class M	RAJDEO	CROTON	NY	5.22%

Fidelity Advisor Europe Fund - Class Z	OPPENHEIMER & CO INC	CEDAR CITY	UT	16.10%

Fidelity Advisor Europe Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.95%

Fidelity Advisor Europe Fund - Class Z	GILCHRIST	STAFFORD	VA	5.62%

Fidelity Global Commodity Stock Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.49%

Fidelity Advisor Global Commodity Stock Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	18.24%

Fidelity Advisor Global Commodity Stock Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.88%

Fidelity Advisor Global Commodity Stock Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.07%

Fidelity Advisor Global Commodity Stock Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	22.88%

Fidelity Advisor Global Commodity Stock Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	15.55%

Fidelity Advisor Global Commodity Stock Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	14.54%

Fidelity Advisor Global Commodity Stock Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	10.38%

Fidelity Advisor Global Commodity Stock Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	10.85%

Fidelity Advisor Global Commodity Stock Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	6.59%

Fidelity Advisor Global Commodity Stock Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	18.28%

Fidelity Advisor Global Commodity Stock Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	18.04%

Fidelity Advisor Global Commodity Stock Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.88%

Fidelity Advisor Global Commodity Stock Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	14.27%

Fidelity Advisor Global Commodity Stock Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	13.61%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Global Commodity Stock Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	7.78%

Fidelity Global Equity Income Fund	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	7.92%

Fidelity Infrastructure Fund	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	14.07%

Fidelity Infrastructure Fund	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	9.44%

Fidelity International Capital Appreciation Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	37.61%

Fidelity International Capital Appreciation K6 Fund	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	12.62%

Fidelity International Capital Appreciation K6 Fund	RELIANCE TRUST CO	ATLANTA	GA	5.06%

Fidelity International Discovery Fund	FIDELITY NON-PROFIT MGMT FNDTN	BOSTON	MA	7.47%

Fidelity International Discovery Fund	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.24%

Fidelity International Discovery Fund	THE NORTHERN TRUST COMPANY	CHICAGO	IL	6.30%

Fidelity International Discovery Fund	FIDELITY NON-PROFIT MGMT FNDTN	BOSTON	MA	5.69%

Fidelity Advisor International Discovery Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.18%

Fidelity Advisor International Discovery Fund - Class C	LINCOLN INVESTMENT PLANNING LLC	FORT WASHINGTON	PA	12.91%

Fidelity Advisor International Discovery Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	12.81%

Fidelity Advisor International Discovery Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.41%

Fidelity Advisor International Discovery Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	8.49%

Fidelity Advisor International Discovery Fund - Class Z	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	73.83%

Fidelity Advisor International Discovery Fund - Class Z	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	23.85%

Fidelity International Growth Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.28%

Fidelity Advisor International Growth Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	14.99%

Fidelity Advisor International Growth Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.33%

Fidelity Advisor International Growth Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.25%

Fidelity Advisor International Growth Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	17.49%

Fidelity Advisor International Growth Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.93%

Fidelity Advisor International Growth Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.11%

Fidelity Advisor International Growth Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.78%

Fidelity Advisor International Growth Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	44.03%

Fidelity Advisor International Growth Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	18.56%

Fidelity Advisor International Growth Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.89%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor International Growth Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	8.86%

Fidelity International Small Cap Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	12.15%

Fidelity Advisor International Small Cap Fund - Class A	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.36%

Fidelity Advisor International Small Cap Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	35.50%

Fidelity Advisor International Small Cap Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	11.09%

Fidelity Advisor International Small Cap Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.43%

Fidelity Advisor International Small Cap Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.64%

Fidelity Advisor International Small Cap Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.89%

Fidelity Advisor International Small Cap Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.49%

Fidelity Advisor International Small Cap Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.36%

Fidelity Advisor International Small Cap Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.83%

Fidelity Advisor International Small Cap Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.72%

Fidelity Advisor International Small Cap Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	17.16%

	PERSHING LLC	JERSEY CITY	NJ	15.40%

Fidelity Advisor International Small Cap Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	12.98%

Fidelity Advisor International Small Cap Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.56%

Fidelity Advisor International Small Cap Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.54%

Fidelity Advisor International Small Cap Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.84%

Fidelity Advisor International Small Cap Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	14.05%

Fidelity Advisor International Small Cap Fund - Class Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	25.82%

Fidelity Advisor International Small Cap Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	17.75%

Fidelity International Small Cap Opportunities Fund	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	9.88%

Fidelity International Small Cap Opportunities Fund	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	6.79%

Fidelity Advisor International Small Cap Opportunities Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.94%

Fidelity Advisor International Small Cap Opportunities Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.33%

Fidelity Advisor International Small Cap Opportunities Fund - Class A	NORTHWESTERN MUTUAL INVESTMENT	ADEL	IA	6.91%

Fidelity Advisor International Small Cap Opportunities Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.59%

Fidelity Advisor International Small Cap Opportunities Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.94%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor International Small Cap Opportunities Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.83%

Fidelity Advisor International Small Cap Opportunities Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	7.54%

Fidelity Advisor International Small Cap Opportunities Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.39%

Fidelity Advisor International Small Cap Opportunities Fund - Class C	AMERICAN PORTFOLIOS FINANCIAL	KNOXVILLE	TN	5.47%

Fidelity Advisor International Small Cap Opportunities Fund - Class I	FIDELITY NON-PROFIT MGMT FNDTN	BOSTON	MA	53.75%

Fidelity Advisor International Small Cap Opportunities Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	7.41%

Fidelity Advisor International Small Cap Opportunities Fund - Class M	CETERA ADVISOR NETWORKS LLC	NEW YORK	NY	8.22%

Fidelity Advisor International Small Cap Opportunities Fund - Class M	CETERA ADVISOR NETWORKS LLC	NEW YORK	NY	7.52%

Fidelity Advisor International Small Cap Opportunities Fund - Class Z	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	41.01%

Fidelity Advisor International Small Cap Opportunities Fund - Class Z	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	17.98%

Fidelity Advisor International Small Cap Opportunities Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.27%

Fidelity International Value Fund	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	12.34%

Fidelity International Value Fund	RATHJENS	WEST NEWTON	MA	9.67%

Fidelity International Value Fund	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	7.85%

Fidelity Advisor International Value Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	17.54

Fidelity Advisor International Value Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.82%

Fidelity Advisor International Value Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	8.25%

Fidelity Advisor International Value Fund - Class C	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	11.89%

Fidelity Advisor International Value Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.70%

Fidelity Advisor International Value Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.29%

Fidelity Advisor International Value Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	35.89%

Fidelity Advisor International Value Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	19.47%

Fidelity Advisor International Value Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	18.13%

Fidelity Advisor International Value Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	10.34%

Fidelity Advisor International Value Fund - Class M	LINCOLN INVESTMENT PLANNING LLC	FORT WASHINGTON	PA	9.02%

Fidelity Japan Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	12.24%

Fidelity Advisor Japan Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	37.35%

Fidelity Advisor Japan Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.03%

Fidelity Advisor Japan Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	5.87%

Fidelity Advisor Japan Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	32.71%

Fidelity Advisor Japan Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	16.71%

Fidelity Advisor Japan Fund - Class C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	10.06%

Fidelity Advisor Japan Fund - Class C	J P MORGAN SECURITIES INC	BROOKLYN	NY	9.27%

Fidelity Advisor Japan Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.28%

Fidelity Advisor Japan Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	37.55%

Fidelity Advisor Japan Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	7.93%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Japan Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.99%

Fidelity Advisor Japan Fund - Class Z	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	59.77%

Fidelity Advisor Japan Fund - Class Z	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	37.36%

Fidelity Japan Smaller Companies Fund	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	19.49%

Fidelity Japan Smaller Companies Fund	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	10.26%

Fidelity Japan Smaller Companies Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	10.21%

Fidelity Japan Smaller Companies Fund	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	7.55%

Fidelity Advisor Latin America Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.71%

Fidelity Advisor Latin America Fund - Class A	BURKS	NEW PALESTINE	IN	6.12%

Fidelity Advisor Latin America Fund - Class C	STAEHELY	HOUSTON	TX	5.71%

Fidelity Advisor Latin America Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	53.39%

Fidelity Advisor Latin America Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	28.08%

Fidelity Advisor Latin America Fund - Class M	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.54%

Fidelity Advisor Latin America Fund - Class Z	SEACORP LLC 401K PROFIT SHARING PLAN	TAFTVILLE	CT	12.33%

Fidelity Advisor Latin America Fund - Class Z	ASCENSUS BROKER DEALER SERVICES LLC	FARGO	ND	10.50%

Fidelity Advisor Latin America Fund - Class Z	SEACORP LLC 401K PROFIT SHARING PLAN	TIVERTON	RI	10.40%

Fidelity Advisor Latin America Fund - Class Z	SEACORP LLC 401K PROFIT SHARING PLAN	JOHNSTON	RI	8.01%

Fidelity Advisor Latin America Fund - Class Z	SEACORP LLC 401K PROFIT SHARING PLAN	WESTERLY	RI	7.93%

Fidelity Advisor Latin America Fund - Class Z	SEACORP LLC 401K PROFIT SHARING PLAN	AYER	MA	7.34%

Fidelity Nordic Fund	PERSHING LLC	JERSEY CITY	NJ	5.16%

Fidelity Overseas Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	36.91%

Fidelity Overseas Fund	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	8.16%

Fidelity Overseas Fund	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	5.14%

Fidelity Pacific Basin Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	16.08%

Fidelity SAI Sustainable Emerging Markets Equity Fund	FMR CAPITAL	BOSTON	MA	9.72%

Fidelity SAI Sustainable International Equity Fund	FMR CAPITAL	BOSTON	MA	7.01%

Fidelity Sustainable Emerging Markets Equity Fund	FIDELITY SUSTAINABLE MULTI-ASSET FUND	BOSTON	MA	25.17%

Fidelity Sustainable Emerging Markets Equity Fund	FMR CAPITAL	BOSTON	MA	11.81%

Fidelity Sustainable Emerging Markets Equity Fund	NIA COMMUNITY FOUNDATION	PIEDMONT	CA	11.34%

Fidelity Sustainable Emerging Markets Equity Fund	CHOW	NEWTON	MA	10.43%

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class A	FMR CAPITAL	BOSTON	MA	76.84%

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	17.63%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class C	FMR CAPITAL	BOSTON	MA	98.57%

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class I	FMR CAPITAL	BOSTON	MA	95.22%

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class M	FMR CAPITAL	BOSTON	MA	99.93%

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class Z	FMR CAPITAL	BOSTON	MA	48.19%

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class Z	JONES	NEW LONDON	OH	31.88%

Fidelity Advisor Sustainable Emerging Markets Equity Fund - Class Z	SEROTKIN	LEXINGTON	MA	11.55%

Fidelity Sustainable International Equity Fund	FIDELITY SUSTAINABLE MULTI-ASSET FUND	BOSTON	MA	38.81%

Fidelity Sustainable International Equity Fund	KENNEDY	BROOKLYN	NY	17.91%

Fidelity Sustainable International Equity Fund	FMR CAPITAL	BOSTON	MA	6.27%

Fidelity Sustainable International Equity Fund	NIA COMMUNITY FOUNDATION	PIEDMONT	CA	5.93%

Fidelity Advisor Sustainable International Equity Fund - Class A	FMR CAPITAL	BOSTON	MA	84.34%

Fidelity Advisor Sustainable International Equity Fund - Class A	SECURITIES AMERICA INC	MINNEAPOLIS	MN	10.56%

Fidelity Advisor Sustainable International Equity Fund - Class C	FMR CAPITAL	BOSTON	MA	90.58%

Fidelity Advisor Sustainable International Equity Fund - Class I	FMR CAPITAL	BOSTON	MA	100.00%

Fidelity Advisor Sustainable International Equity Fund - Class M	FMR CAPITAL	BOSTON	MA	99.95%

Fidelity Advisor Sustainable International Equity Fund - Class Z	FMR CAPITAL	BOSTON	MA	82.60%

Fidelity Advisor Sustainable International Equity Fund - Class Z	IHRIG	IOWA CITY	IA	17.40%

Fidelity Advisor Total Emerging Markets Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	27.82%

Fidelity Advisor Total Emerging Markets Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.41%

Fidelity Advisor Total Emerging Markets Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.80%

Fidelity Advisor Total Emerging Markets Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	7.63%

Fidelity Advisor Total Emerging Markets Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.99%

Fidelity Advisor Total Emerging Markets Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	21.01%

Fidelity Advisor Total Emerging Markets Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	17.05%

Fidelity Advisor Total Emerging Markets Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	13.19%

Fidelity Advisor Total Emerging Markets Fund - Class C	J P MORGAN SECURITIES INC	BROOKLYN	NY	10.56%

Fidelity Advisor Total Emerging Markets Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	25.54%

Fidelity Advisor Total Emerging Markets Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	18.98%

Fidelity Advisor Total Emerging Markets Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	15.36%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Total Emerging Markets Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	11.49%

Fidelity Advisor Total Emerging Markets Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.98%

Fidelity Advisor Total Emerging Markets Fund - Class I	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	5.09%

Fidelity Advisor Total Emerging Markets Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	15.71%

Fidelity Advisor Total Emerging Markets Fund - Class M	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.02%

Fidelity Advisor Total Emerging Markets Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.52%

Fidelity Advisor Total Emerging Markets Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	20.31%

Fidelity Advisor Total International Equity Fund - Class A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	26.59%

Fidelity Advisor Total International Equity Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.02%

Fidelity Advisor Total International Equity Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.43%

Fidelity Advisor Total International Equity Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	22.46%

Fidelity Advisor Total International Equity Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	17.67%

Fidelity Advisor Total International Equity Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.19%

Fidelity Advisor Total International Equity Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	30.83%

Fidelity Advisor Total International Equity Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	22.77%

Fidelity Advisor Total International Equity Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	10.02%

Fidelity Advisor Total International Equity Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.71%

Fidelity Advisor Total International Equity Fund - Class I	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.20%

Fidelity Advisor Total International Equity Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	52.29%

Fidelity Advisor Total International Equity Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	11.11%

Fidelity Advisor Total International Equity Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.77%

Fidelity Advisor Worldwide Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	20.60%

Fidelity Advisor Worldwide Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.44%

Fidelity Advisor Worldwide Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.43%

Fidelity Advisor Worldwide Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.41%

Fidelity Advisor Worldwide Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	11.11%

Fidelity Advisor Worldwide Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.15%

Fidelity Advisor Worldwide Fund - Class C	J P MORGAN SECURITIES INC	BROOKLYN	NY	6.32%

Fidelity Advisor Worldwide Fund - Class I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	28.68%

Fidelity Advisor Worldwide Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	8.45%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Worldwide Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.27%

Fidelity Advisor Worldwide Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.42%

Fidelity Advisor Worldwide Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	5.87%

Fidelity Advisor Worldwide Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.37%

Fidelity Advisor Worldwide Fund - Class M	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.26%

Fidelity Advisor Worldwide Fund - Class Z	STATE STREET BANK TRUST CO	HARRISON	NY	7.79%

	PERSHING LLC	JERSEY CITY	NJ	5.37%

FIDELITY MAGELLAN FUND
Class Name	Owner Name	City	State	Ownership%

Fidelity Magellan Fund	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	21.40%

FIDELITY MT. VERNON STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Equity Growth K6 Fund	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	30.03%

Fidelity Equity Growth K6 Fund	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	19.72%

Fidelity Growth Company Fund	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	22.45%

Fidelity Growth Company Fund	STRATEGIC ADVISERS LARGE CAP FUND	BOSTON	MA	6.44%

Fidelity Growth Strategies K6 Fund	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.72%

FIDELITY PURITAN TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Balanced Fund - Class K	TOYOTA SAVINGS PLAN	ERLANGER	KY	6.72%

Fidelity Balanced K6 Fund	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	13.01%

Fidelity Balanced K6 Fund	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	8.40%

Fidelity Value Discovery Fund	FIDELITY NON-PROFIT MGMT FNDTN	BOSTON	MA	11.70%

Fidelity Value Discovery Fund	FIDELITY NON-PROFIT MGMT FNDTN	BOSTON	MA	11.28%

FIDELITY SECURITIES FUND
Class Name	Owner Name	City	State	Ownership%

Fidelity OTC K6 Portfolio	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	23.85%

Fidelity OTC Portfolio - Class K	MELLON BANK	PITTSBURGH	PA	76.94%

Fidelity Real Estate Income Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.14%

Fidelity Advisor Real Estate Income Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	27.55%

Fidelity Advisor Real Estate Income Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.70%

Fidelity Advisor Real Estate Income Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.56%

Fidelity Advisor Real Estate Income Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.08%

Fidelity Advisor Real Estate Income Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.55%

Fidelity Advisor Real Estate Income Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.83%

FIDELITY SECURITIES FUND
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Real Estate Income Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	19.47%

Fidelity Advisor Real Estate Income Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.10%

Fidelity Advisor Real Estate Income Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	8.18%

Fidelity Advisor Real Estate Income Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.12%

Fidelity Advisor Real Estate Income Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.71%

Fidelity Advisor Real Estate Income Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.60%

Fidelity Advisor Real Estate Income Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	17.05%

Fidelity Advisor Real Estate Income Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.97%

Fidelity Advisor Real Estate Income Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	14.24%

Fidelity Advisor Real Estate Income Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.11%

Fidelity Advisor Real Estate Income Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	7.91%

Fidelity Advisor Real Estate Income Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.20%

Fidelity Advisor Real Estate Income Fund - Class I	FIDELITY NON-PROFIT MGMT FNDTN	BOSTON	MA	5.94%

Fidelity Advisor Real Estate Income Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.64%

Fidelity Advisor Real Estate Income Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	14.06%

Fidelity Advisor Real Estate Income Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.68%

Fidelity Advisor Real Estate Income Fund - Class Z	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	64.74%

Fidelity Advisor Real Estate Income Fund - Class Z	J P MORGAN SECURITIES INC	BROOKLYN	NY	6.43%

Fidelity Advisor Small Cap Growth Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.81%

Fidelity Advisor Small Cap Growth Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.56%

Fidelity Advisor Small Cap Growth Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.20%

Fidelity Advisor Small Cap Growth Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.63%

Fidelity Advisor Small Cap Growth Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.05%

Fidelity Advisor Small Cap Growth Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.57%

Fidelity Advisor Small Cap Growth Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.27%

Fidelity Advisor Small Cap Growth Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.10%

Fidelity Advisor Small Cap Growth Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	29.93%

Fidelity Advisor Small Cap Growth Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.55%

Fidelity Advisor Small Cap Growth Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.79%

Fidelity Advisor Small Cap Growth Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.38%

Fidelity Advisor Small Cap Growth Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	5.14%

Fidelity Advisor Small Cap Growth Fund - Class M	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WINDSOR	MA	14.63%

Fidelity Advisor Small Cap Growth Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	13.14%

Fidelity Advisor Small Cap Growth Fund - Class Z	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	49.98%

Fidelity Advisor Small Cap Growth Fund - Class Z	STRATEGIC ADVISERS SMALL-MID CAP FUND	BOSTON	MA	25.92%

FIDELITY SECURITIES FUND
Class Name	Owner Name	City	State	Ownership%

Fidelity Small Cap Growth K6 Fund	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	13.25%

Fidelity Small Cap Growth K6 Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.45%

Fidelity Advisor Small Cap Value Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.13%

Fidelity Advisor Small Cap Value Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.40%

Fidelity Advisor Small Cap Value Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.99%

Fidelity Advisor Small Cap Value Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.57%

Fidelity Advisor Small Cap Value Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.55%

Fidelity Advisor Small Cap Value Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	13.46%

Fidelity Advisor Small Cap Value Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	10.70%

Fidelity Advisor Small Cap Value Fund - Class C	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	7.31%

Fidelity Advisor Small Cap Value Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.81%

Fidelity Advisor Small Cap Value Fund - Class C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.65%

Fidelity Advisor Small Cap Value Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.40%

Fidelity Advisor Small Cap Value Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	21.30%

Fidelity Advisor Small Cap Value Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	17.88%

Fidelity Advisor Small Cap Value Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	8.84%

Fidelity Advisor Small Cap Value Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.03%

Fidelity Advisor Small Cap Value Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	16.66%

Fidelity Advisor Small Cap Value Fund - Class M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	13.91%

Fidelity Advisor Small Cap Value Fund - Class M	ADP BROKER-DEALER INC	BOSTON	MA	11.22%

Fidelity Advisor Small Cap Value Fund - Class M	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WINDSOR	MA	10.18%

Fidelity Advisor Small Cap Value Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	12.46%

	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	11.64%

Fidelity Advisor Small Cap Value Fund - Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	6.00%

Fidelity Advisor Small Cap Value Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	12.46%

FIDELITY SELECT PORTFOLIOS
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Communication Services Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.84%

Fidelity Advisor Communication Services Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.27%

Fidelity Advisor Communication Services Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.99%

Fidelity Advisor Communication Services Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	38.17%

Fidelity Advisor Communication Services Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.47%

Fidelity Advisor Communication Services Fund - Class C	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	9.35%

Fidelity Advisor Communication Services Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.20%

FIDELITY SELECT PORTFOLIOS
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Communication Services Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	42.33%

Fidelity Advisor Communication Services Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	19.11%

Fidelity Advisor Communication Services Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	10.60%

Fidelity Advisor Communication Services Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	10.57%

Fidelity Advisor Communication Services Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	35.08%

Fidelity Advisor Communication Services Fund - Class Z	PFG FIDELITY INSTITUTIONAL AM EQUITY SECTOR STRATEGY FUND	BELLEVUE	WA	59.13%

Fidelity Advisor Consumer Staples Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	16.85%

Fidelity Advisor Consumer Staples Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	8.40%

Fidelity Advisor Consumer Staples Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.47%

Fidelity Advisor Consumer Staples Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.98%

Fidelity Advisor Consumer Staples Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	13.54%

Fidelity Advisor Consumer Staples Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.95%

Fidelity Advisor Consumer Staples Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.66%

Fidelity Advisor Consumer Staples Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	38.38%

Fidelity Advisor Consumer Staples Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.25%

Fidelity Advisor Consumer Staples Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	8.86%

Fidelity Advisor Consumer Staples Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.20%

Fidelity Advisor Consumer Staples Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	11.15%

Fidelity Advisor Consumer Staples Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	6.55%

Fidelity Advisor Consumer Staples Fund - Class M	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	5.97%

Fidelity Advisor Consumer Staples Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	7.32%

Fidelity Advisor Consumer Staples Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.95%

Fidelity Advisor Consumer Staples Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.17%

Environment and Alternative Energy Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.02%

Fidelity Advisor Gold Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.92%

Fidelity Advisor Gold Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.97%

Fidelity Advisor Gold Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.40%

Fidelity Advisor Gold Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	44.65%

Fidelity Advisor Gold Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	9.06%

Fidelity Advisor Gold Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.19%

Fidelity Advisor Gold Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	29.48%

Fidelity Advisor Gold Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	24.56%

Fidelity Advisor Gold Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.82%

Fidelity Advisor Gold Fund - Class Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.54%

Fidelity Health Care Portfolio	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.27%

Fidelity International Real Estate Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	19.64%

Fidelity International Real Estate Fund	UMB BANK	KANSAS CITY	MO	5.80%

Fidelity Advisor International Real Estate Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	38.21%

FIDELITY SELECT PORTFOLIOS
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor International Real Estate Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.55%

Fidelity Advisor International Real Estate Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.36%

Fidelity Advisor International Real Estate Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	24.94%

Fidelity Advisor International Real Estate Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	19.15%

Fidelity Advisor International Real Estate Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	39.56%

Fidelity Advisor International Real Estate Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	12.08%

Fidelity Advisor International Real Estate Fund - Class I	SUN	IRVINE	CA	9.13%

Fidelity Advisor International Real Estate Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.49%

Fidelity Advisor International Real Estate Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.19%

Fidelity Advisor International Real Estate Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	11.55%

Fidelity Advisor International Real Estate Fund - Class M	CAMBRIDGE INVESTMENT RESEARCH	WINTER GARDEN	FL	7.17%

Fidelity Advisor International Real Estate Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	44.89%

Fidelity Advisor International Real Estate Fund - Class Z	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	29.96%

Fidelity Advisor International Real Estate Fund - Class Z	FIDELITY CHARITABLE GIFT FUND - CHARITABLE LEGACY POOL	BOSTON	MA	5.61%

Fidelity Advisor Materials Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.45%

Fidelity Advisor Materials Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.02%

Fidelity Advisor Materials Fund - Class A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.55%

Fidelity Advisor Materials Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.74%

Fidelity Advisor Materials Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.01%

Fidelity Advisor Materials Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	20.03%

Fidelity Advisor Materials Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	19.89%

Fidelity Advisor Materials Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	11.24%

Fidelity Advisor Materials Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	12.93%

Fidelity Advisor Materials Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.08%

Fidelity Advisor Materials Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.74%

Fidelity Advisor Materials Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	9.30%

Fidelity Advisor Materials Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.09%

Fidelity Advisor Materials Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.68%

Fidelity Advisor Materials Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	14.57%

Fidelity Advisor Materials Fund - Class M	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WINDSOR	MA	13.20%

Fidelity Advisor Materials Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	6.25%

Fidelity Advisor Materials Fund - Class M	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.07%

FIDELITY SELECT PORTFOLIOS
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Materials Fund - Class Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.98%

Medical Technology and Devices Portfolio	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.16%

Software and IT Services Portfolio	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.31%

Telecommunications Portfolio	J P MORGAN SECURITIES INC	BROOKLYN	NY	5.71%

Fidelity Advisor Telecommunications Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.56%

Fidelity Advisor Telecommunications Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.33%

Fidelity Advisor Telecommunications Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.42%

Fidelity Advisor Telecommunications Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.86%

Fidelity Advisor Telecommunications Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.70%

Fidelity Advisor Telecommunications Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	7.54%

Fidelity Advisor Telecommunications Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	19.63%

Fidelity Advisor Telecommunications Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	13.62%

Fidelity Advisor Telecommunications Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.14%

Fidelity Advisor Telecommunications Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	12.01%

Fidelity Advisor Telecommunications Fund - Class I	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	5.30%

Fidelity Advisor Telecommunications Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	5.11%

Fidelity Advisor Telecommunications Fund - Class M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	37.26%

	PERSHING LLC	JERSEY CITY	NJ	5.43%

FIDELITY SUMMER STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Climate Action Fund - Class A	MURPHY	MINNEAPOLIS	MN	14.42%

Fidelity Advisor Climate Action Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.97%

Fidelity Advisor Climate Action Fund - Class A	SECURITIES AMERICA INC	MINNEAPOLIS	MN	10.91%

Fidelity Advisor Climate Action Fund - Class C	FMR CAPITAL	BOSTON	MA	28.42%

Fidelity Advisor Climate Action Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	22.64%

Fidelity Advisor Climate Action Fund - Class C	VALIC FINANCIAL ADVISORS INC	WESTMINSTER	CO	20.37%

Fidelity Advisor Climate Action Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	CRESCENT CITY	CA	7.77%

Fidelity Advisor Climate Action Fund - Class C	PAYCHEX SECURITIES CORP	CRESCENT CITY	CA	7.22%

Fidelity Advisor Climate Action Fund - Class C	KOVACK SECURITIES INC	DETROIT	MI	6.64%

Fidelity Advisor Climate Action Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	84.64%

Fidelity Advisor Climate Action Fund - Class I	FMR CAPITAL	BOSTON	MA	11.43%

Fidelity Advisor Climate Action Fund - Class M	GARDEN STATE SECURITIES, INC	STATEN ISLAND	NY	29.52%

Fidelity Advisor Climate Action Fund - Class M	GARDEN STATE SECURITIES, INC	STATEN ISLAND	NY	14.54%

Fidelity Advisor Climate Action Fund - Class M	GARDEN STATE SECURITIES, INC	MORGANVILLE	NJ	12.62%

Fidelity Advisor Climate Action Fund - Class M	GARDEN STATE SECURITIES, INC	COLTS NECK	NJ	12.48%

Fidelity Advisor Climate Action Fund - Class M	GARDEN STATE SECURITIES, INC	STATEN ISLAND	NY	9.07%

Fidelity Advisor Climate Action Fund - Class M	GARDEN STATE SECURITIES, INC	COLTS NECK	NJ	6.24%

Fidelity Advisor Climate Action Fund - Class M	FMR CAPITAL	BOSTON	MA	5.47%

FIDELITY SUMMER STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Climate Action Fund - Class Z	DEGRAND	GRAFTON	MA	12.13%

Fidelity Advisor Climate Action Fund - Class Z	GAMBHIR	FRANKLIN PARK	NJ	10.88%

Fidelity Advisor Climate Action Fund - Class Z	KADIWAR	EDISON	NJ	10.88%

Fidelity Advisor Climate Action Fund - Class Z	FMR CAPITAL	BOSTON	MA	8.83%

Fidelity Advisor Climate Action Fund - Class Z	MCHUGH	GRAFTON	MA	7.49%

Fidelity Advisor Climate Action Fund - Class Z	MONTALTO	OAKHURST	CA	5.84%

Fidelity Advisor Climate Action Fund - Class Z	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	5.63%

Fidelity Advisor Global High Income Fund - Class A	HADLEY	BOULDER	CO	12.40%

Fidelity Advisor Global High Income Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.91%

Fidelity Advisor Global High Income Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.81%

Fidelity Advisor Global High Income Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	11.62%

Fidelity Advisor Global High Income Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	11.21%

Fidelity Advisor Global High Income Fund - Class C	AMERICAN PORTFOLIOS FINANCIAL	KNOXVILLE	TN	8.13%

Fidelity Advisor Global High Income Fund - Class C	CETERA ADVISORS LLC	HONOLULU	HI	7.26%

Fidelity Advisor Global High Income Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	15.07%

Fidelity Advisor Global High Income Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	6.18%

Fidelity Advisor Global High Income Fund - Class M	LPL FINANCIAL LLC	SAN DIEGO	CA	9.86%

Fidelity Advisor Global High Income Fund - Class M	GLP INVESTMENT SERVICES LLC	GROSSE POINTE PARK	MI	8.74%

Fidelity Healthy Future Fund	FMR CAPITAL	BOSTON	MA	9.31%

Fidelity Advisor Healthy Future Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	17.51%

Fidelity Advisor Healthy Future Fund - Class A	FMR CAPITAL	BOSTON	MA	14.27%

Fidelity Advisor Healthy Future Fund - Class A	CADARET GRANT & CO INC	ERIE	CO	10.13%

Fidelity Advisor Healthy Future Fund - Class A	LPL FINANCIAL LLC	DEERFIELD BEACH	FL	6.68%

Fidelity Advisor Healthy Future Fund - Class A	CNS SECURITIES LLC	GARLAND	TX	6.21%

Fidelity Advisor Healthy Future Fund - Class A	CONCOURSE FINANCIAL GROUP SECURITIES INC	TUCKER	GA	5.70%

Fidelity Advisor Healthy Future Fund - Class A	CADARET GRANT & CO INC	CRANFORD	NJ	5.39%

Fidelity Advisor Healthy Future Fund - Class C	FMR CAPITAL	BOSTON	MA	45.51%

Fidelity Advisor Healthy Future Fund - Class C	AMERICAN PORTFOLIOS FINANCIAL	COLORADO SPRINGS	CO	23.53%

Fidelity Advisor Healthy Future Fund - Class I	FMR CAPITAL	BOSTON	MA	77.79%

Fidelity Advisor Healthy Future Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	17.87%

Fidelity Advisor Healthy Future Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	44.27%

Fidelity Advisor Healthy Future Fund - Class M	FMR CAPITAL	BOSTON	MA	7.89%

Fidelity Advisor Healthy Future Fund - Class M	AMERICAN PORTFOLIOS FINANCIAL	SYRACUSE	NY	6.72%

Fidelity Advisor Healthy Future Fund - Class M	AMERICAN PORTFOLIOS FINANCIAL	PALM HARBOR	FL	6.52%

Fidelity Advisor Healthy Future Fund - Class M	AMERICAN PORTFOLIOS FINANCIAL	TAMPA	FL	5.93%

Fidelity Advisor Healthy Future Fund - Class Z	FMR CAPITAL	BOSTON	MA	98.81%

Fidelity Advisor High Income Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.82%

FIDELITY SUMMER STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor High Income Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.16%

Fidelity Advisor High Income Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.44%

Fidelity Advisor High Income Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.65%

Fidelity Advisor High Income Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.80%

Fidelity Advisor High Income Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.55%

Fidelity Advisor High Income Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	6.42%

Fidelity Advisor High Income Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.07%

Fidelity Advisor High Income Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	29.91%

Fidelity Advisor High Income Fund - Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	16.06%

Fidelity Advisor High Income Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.56%

Fidelity Advisor High Income Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.49%

Fidelity Advisor High Income Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	6.32%

Fidelity Advisor High Income Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	8.31%

Fidelity Advisor High Income Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	8.31%

Fidelity New Markets Income Fund	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.47%

Fidelity Advisor New Markets Income Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.34%

Fidelity Advisor New Markets Income Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.94%

Fidelity Advisor New Markets Income Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.81%

Fidelity Advisor New Markets Income Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.84%

Fidelity Advisor New Markets Income Fund - Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	33.92%

Fidelity Advisor New Markets Income Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.97%

Fidelity Advisor New Markets Income Fund - Class C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	7.37%

Fidelity Advisor New Markets Income Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	6.98%

Fidelity Advisor New Markets Income Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.97%

Fidelity Advisor New Markets Income Fund - Class C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.20%

Fidelity Advisor New Markets Income Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	71.66%

Fidelity Advisor New Markets Income Fund - Class I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.80%

Fidelity Advisor New Markets Income Fund - Class M	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WINDSOR	MA	11.56%

Fidelity Advisor New Markets Income Fund - Class M	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9.13%

Fidelity Advisor New Markets Income Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.74%

Fidelity Advisor New Markets Income Fund - Class Z	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	68.73%

Fidelity Advisor New Markets Income Fund - Class Z	WELLS FARGO BANK MN N.A.	MINNEAPOLIS	MN	12.02%

FIDELITY SUMMER STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity SAI High Income Fund	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	15.61%

Fidelity Advisor Short Duration High Income Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	37.85%

	PERSHING LLC	JERSEY CITY	NJ	10.27%

Fidelity Advisor Short Duration High Income Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	19.92%

Fidelity Advisor Short Duration High Income Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	37.00%

Fidelity Advisor Short Duration High Income Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	25.13%

Fidelity Advisor Short Duration High Income Fund - Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	10.37%

Fidelity Advisor Short Duration High Income Fund - Class I	DICK B DAVENPORT DDS RETIREMENT PLAN	LAREDO	TX	5.27%

Fidelity Advisor Short Duration High Income Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	13.42%

Fidelity Advisor Short Duration High Income Fund - Class M	KATCHEN	DENVER	CO	5.38%

Fidelity Advisor Sustainable U.S. Equity Fund - Class A	MURPHY	MINNEAPOLIS	MN	13.79%

Fidelity Advisor Sustainable U.S. Equity Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.90%

Fidelity Advisor Sustainable U.S. Equity Fund - Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.30%

Fidelity Advisor Sustainable U.S. Equity Fund - Class A	FMR CAPITAL	BOSTON	MA	8.58%

Fidelity Advisor Sustainable U.S. Equity Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.52%

Fidelity Advisor Sustainable U.S. Equity Fund - Class C	FMR CAPITAL	BOSTON	MA	21.67%

Fidelity Advisor Sustainable U.S. Equity Fund - Class C	CETERA ADVISOR NETWORKS LLC	PLAINVIEW	NY	19.96%

Fidelity Advisor Sustainable U.S. Equity Fund - Class C	COMMONWEALTH FINANCIAL NETWORK	STAMFORD	CT	11.76%

Fidelity Advisor Sustainable U.S. Equity Fund - Class C	LA SALLE STREET SECURITIES, LLC	BEDFORD	MA	8.27%

Fidelity Advisor Sustainable U.S. Equity Fund - Class C	LPL FINANCIAL LLC	CANTON	MS	5.25%

Fidelity Advisor Sustainable U.S. Equity Fund - Class I	FMR CAPITAL	BOSTON	MA	61.14%

Fidelity Advisor Sustainable U.S. Equity Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	27.10%

Fidelity Advisor Sustainable U.S. Equity Fund - Class I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.42%

Fidelity Advisor Sustainable U.S. Equity Fund - Class M	FMR CAPITAL	BOSTON	MA	26.67%

Fidelity Advisor Sustainable U.S. Equity Fund - Class M	OSAIC WEALTH INC	QUINCY	MA	19.38%

Fidelity Advisor Sustainable U.S. Equity Fund - Class M	NELSEN	MILWAUKEE	WI	12.72%

Fidelity Advisor Sustainable U.S. Equity Fund - Class M	ONEAMERICA SECURITIES INC	LOUISVILLE	KY	7.35%

Fidelity Advisor Sustainable U.S. Equity Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.36%

FIDELITY SUMMER STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Sustainable U.S. Equity Fund - Class Z	FMR CAPITAL	BOSTON	MA	35.10%

Fidelity Advisor Sustainable U.S. Equity Fund - Class Z	ANDERSON	BRUNSWICK	ME	19.94%

Fidelity Advisor Sustainable U.S. Equity Fund - Class Z	SOMMERFIELD	MILWAUKEE	WI	19.28%

Fidelity Advisor Sustainable U.S. Equity Fund - Class Z	NORMAN	MINNEAPOLIS	MN	9.38%

Fidelity Advisor Sustainable U.S. Equity Fund - Class Z	FIRST COMMAND BROKERAGE SERVICES	MARIETTA	GA	9.33%

Fidelity U.S. Low Volatility Equity Fund	MSCS FINANCIAL SERVICES DIVISION	PITTSBURGH	PA	36.33%

Fidelity Advisor Women’s Leadership Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.21%

Fidelity Advisor Women’s Leadership Fund - Class A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	8.48%

Fidelity Advisor Women’s Leadership Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	5.62%

Fidelity Advisor Women’s Leadership Fund - Class A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.15%

Fidelity Advisor Women’s Leadership Fund - Class C	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	22.01%

Fidelity Advisor Women’s Leadership Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.31%

Fidelity Advisor Women’s Leadership Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	8.53%

Fidelity Advisor Women’s Leadership Fund - Class C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.34%

Fidelity Advisor Women’s Leadership Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	53.58%

Fidelity Advisor Women’s Leadership Fund - Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	29.24%

Fidelity Advisor Women’s Leadership Fund - Class M	GARDEN STATE SECURITIES, INC	STATEN ISLAND	NY	8.57%

Fidelity Advisor Women’s Leadership Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.51%

Fidelity Advisor Women’s Leadership Fund - Class M	GARDEN STATE SECURITIES, INC	MORGANVILLE	NJ	6.41%

	STOKES	TRUMBULL	CT	6.23%

	WU	LAKE OSWEGO	OR	5.13%

Fidelity Advisor Women’s Leadership Fund - Class Z	BLAKELY	ATLANTA	GA	21.58%

Fidelity Advisor Women’s Leadership Fund - Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	18.32%

Fidelity Advisor Women’s Leadership Fund - Class Z	PERSHING LLC	JERSEY CITY	NJ	5.02%

*	The ownership information shown above is for a class of shares of the fund.

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

As of As of March 31, 2024 (and April 16, 2024 for ETFs), the following owned of record and/or beneficially 25% or more of the outstanding shares:

FIDELITY ADVISOR SERIES I
Class Name	Owner Name	City	State	Ownership%

Fidelity Real Estate High Income Fund	MONTANA BOARD OF INVESTMENTS	HELENA	MT	31.31%

Fidelity Real Estate High Income Fund	STATE OF ALASKA RETIREMENT MGMT	JUNEAU	AK	29.22%

FIDELITY ADVISOR SERIES VII
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Global Real Estate Fund	FMR CAPITAL	BOSTON	MA	45.86%

FIDELITY ADVISOR SERIES VIII
Class Name	Owner Name	City	State	Ownership%

Fidelity Advisor Focused Emerging Markets Fund	PERSHING LLC	JERSEY CITY	NJ	28.62%

Fidelity Advisor Overseas Fund	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	27.63%

Fidelity International Capital Appreciation Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	37.61%

FIDELITY CAPITAL TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Stock Selector All Cap Fund	FIDELITY CHARITABLE GIFT FUND - U.S. EQUITY POOL	BOSTON	MA	60.66%

FIDELITY CONCORD STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity SAI International Small Cap Index Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	68.64%

Fidelity SAI Japan Stock Index Fund	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	86.75%

FIDELITY INVESTMENT TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity International Discovery Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	30.71%

Fidelity Japan Fund	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	38.20%

Fidelity Overseas Fund	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	33.18%

Fidelity Sustainable Emerging Markets Equity Fund	FMR CAPITAL	BOSTON	MA	28.93%

Fidelity Sustainable International Equity Fund	FIDELITY SUSTAINABLE MULTI-ASSET FUND	BOSTON	MA	33.34%

FIDELITY MT. VERNON STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity Equity Growth K6 Fund	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	30.03%

FIDELITY SELECT PORTFOLIOS
Class Name	Owner Name	City	State	Ownership%

Fidelity International Real Estate Fund	PERSHING LLC	JERSEY CITY	NJ	25.41%

FIDELITY SUMMER STREET TRUST
Class Name	Owner Name	City	State	Ownership%

Fidelity New Markets Income Fund	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	27.81%

Fidelity U.S. Low Volatility Equity Fund	MSCS FINANCIAL SERVICES DIVISION	PITTSBURGH	PA	36.33%

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX F

The following chart lists the lengths of service of each current Trustee or Advisory Board Member of each trust.

	Interested Trustees*		Advisory Board Members
Trust	Jonathan Chiel	Bettina Doulton	Robert A. Lawrence	Peter S. Lynch	Karen B. Peetz

Fidelity Advisor Series I	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Advisor Series VII	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2018	Advisory Board Member 2023

Fidelity Advisor Series VIII	Trustee 2016	Trustee 2021	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Capital Trust	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Central Investment Portfolios LLC	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2004	Advisory Board Member 2023

Fidelity Commonwealth Trust	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2018	Advisory Board Member 2023

Fidelity Concord Street Trust	Trustee 2016	Trustee 2021	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Contrafund	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Covington Trust	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2018	Advisory Board Member 2023

Fidelity Destiny Portfolios	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Devonshire Trust	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Financial Trust	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Hanover Street Trust	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Hastings Street Trust	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Investment Trust	Trustee 2016	Trustee 2021	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Magellan Fund	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Mt. Vernon Street Trust	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Puritan Trust	Trustee 2016	Trustee 2021	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Securities Fund	Trustee 2016	Trustee 2021	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023
Fidelity Select Portfolios	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2018	Advisory Board Member 2023

Fidelity Summer Street Trust	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

Fidelity Trend Fund	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023

*	Trustee has been determined to be “interested” by virtue of, among other things, his affiliation with a trust or various entities under common control with FMR.

F-1

Independent Trustees
Trust	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy	Oscar Munoz	David M. Thomas	Susan Tomasky	Michael E. Wiley

Fidelity Advisor Series I	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Advisor Series VII	Trustee 2023	Trustee 2021	Trustee 2018	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2018	Trustee 2020	Trustee 2008

Fidelity Advisor Series VIII	Advisory Board Member 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Capital Trust	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Central Investment Portfolios LLC	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Commonwealth Trust	Trustee 2023	Trustee 2021	Trustee 2017	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2018	Trustee 2020	Trustee 2017

Fidelity Concord Street Trust	Advisory Board Member 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Contrafund	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Covington Trust	Trustee 2023	Trustee 2021	Trustee 2018	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2018	Trustee 2020	Trustee 2013

Fidelity Destiny Portfolios	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Devonshire Trust	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Financial Trust	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Hanover Street Trust	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Hastings Street Trust	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Investment Trust	Advisory Board Member 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Magellan Fund	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Mt. Vernon Street Trust	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Puritan Trust	Advisory Board Member 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Securities Fund	Advisory Board Member 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Select Portfolios	Trustee 2023	Trustee 2021	Trustee 2018	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2018	Trustee 2020	Trustee 2008

Fidelity Summer Street Trust	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

Fidelity Trend Fund	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020

F-2

APPENDIX G

The following table provides the number of meetings the Board of Trustees and each standing committee held during each of the fiscal year ends listed in the table. See Appendix A for each fund’s fiscal year end.

Fiscal Year End	Board of Trustees	Operations Committee	Fair Value Oversight Committee	Equity Committee I	Equity Committee II	Shareholder, Distribution and Brokerage, and Proxy Voting Committee	Audit Committee	Governance and Nominating Committee	Compliance Committee	Research Committee

5/31/23	7	10	5	7	7	7	5	8	7	7

6/30/23	7	10	5	7	7	6	5	9	6	7

7/31/23	7	10	4	7	7	6	5	9	5	7

8/31/23	7	10	4	7	7	6	5	9	5	7

9/30/23	7	10	4	7	7	5	6	9	5	7

10/31/23	8	10	4	6	6	5	6	10	5	7

11/30/23	8	10	5	6	6	5	6	10	5	6

12/31/23	9	10	4	6	6	5	6	10	5	6

1/31/24	9	10	4	6	6	5	6	10	4	6

2/29/24	9	10	4	6	6	5	6	10	4	6

3/31/24	9	10	4	6	6	5	5	10	4	6

4/30/24	9	10	4	6	6	6	5	10	4	6

G-1

APPENDIX H

Information regarding nominee and Trustee ownership of fund shares as of March 31, 2024 is provided below.

Interested Nominees

Dollar range of fund shares as of March 31, 2024	Bettina Doulton	Robert A. Lawrence
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	none	none
Fidelity Advisor Dividend Growth Fund	none	none
Fidelity Advisor Equity Growth Fund	none	none
Fidelity Advisor Equity Income Fund	none	none
Fidelity Advisor Equity Value Fund	none	none
Fidelity Advisor Floating Rate High Income Fund	none	none
Fidelity Advisor Growth & Income Fund	none	none
Fidelity Advisor Growth Opportunities Fund	none	none
Fidelity Advisor High Income Advantage Fund	none	none
Fidelity Advisor Large Cap Fund	none	none
Fidelity Advisor Leveraged Company Stock Fund	none	none
Fidelity Advisor Mid Cap II Fund	none	none
Fidelity Advisor Series Equity Growth Fund	none	none
Fidelity Advisor Series Growth Opportunities Fund	none	none
Fidelity Advisor Series Small Cap Fund	none	none
Fidelity Advisor Small Cap Fund	none	none
Fidelity Advisor Stock Selector Mid Cap Fund	none	none
Fidelity Advisor Value Fund	none	none
Fidelity Advisor Value Strategies Fund	none	none
Fidelity Real Estate High Income Fund	none	none

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none
Fidelity Advisor Energy Fund	none	none
Fidelity Advisor Financials Fund	none	none
Fidelity Advisor Global Real Estate Fund	none	none
Fidelity Advisor Health Care Fund	none	none
Fidelity Advisor Industrials Fund	none	none
Fidelity Advisor Real Estate Fund	none	none
Fidelity Advisor Semiconductors Fund	none	none
Fidelity Advisor Technology Fund	none	none
Fidelity Advisor Utilities Fund	none	none

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	none	none
Fidelity Advisor Emerging Asia Fund	none	none
Fidelity Advisor Focused Emerging Markets Fund	none	none
Fidelity Advisor Global Capital Appreciation Fund	none	none
Fidelity Advisor Global Equity Income Fund	none	none
Fidelity Advisor International Capital Appreciation Fund	none	none
Fidelity Advisor Overseas Fund	none	none
Fidelity Advisor Value Leaders Fund	none	none

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	none	none
Fidelity Disciplined Equity Fund	none	none
Fidelity Focused Stock Fund	none	none
Fidelity Stock Selector All Cap Fund	none	none
Fidelity Stock Selector Small Cap Fund	none	none
Fidelity Value Fund	none	none

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
Fidelity Emerging Markets Equity Central Fund	none	none
Fidelity Floating Rate Central Fund	none	none

Dollar range of fund shares as of March 31, 2024	Bettina Doulton	Robert A. Lawrence

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
Fidelity High Income Central Fund	none	none
Fidelity International Equity Central Fund	none	none
Fidelity Real Estate Equity Central Fund	none	none
Fidelity Specialized High Income Central Fund	none	none
Fidelity U.S. Equity Central Fund	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity® Nasdaq Composite Index® ETF	none	none

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	none	none
Fidelity Extended Market Index Fund	none	none
Fidelity Flex 500 Index Fund	none	none
Fidelity Founders Fund	none	none
Fidelity International Index Fund	none	none
Fidelity Large Cap Stock Fund	none	none
Fidelity Large Cap Stock K6 Fund	none	none
Fidelity Mid-Cap Stock Fund	none	none
Fidelity Mid-Cap Stock K6 Fund	none	none
Fidelity® Nasdaq Composite Index® Fund	none	none
Fidelity SAI International Small Cap Index Fund	none	none
Fidelity SAI Japan Stock Index Fund	none	none
Fidelity Series International Index Fund	none	none
Fidelity Series Small Cap Core Fund	none	none
Fidelity Series Small Cap Discovery Fund	none	none
Fidelity Series Total Market Index Fund	none	none
Fidelity Small Cap Discovery Fund	none	none
Fidelity Small Cap Stock Fund	none	none
Fidelity Small Cap Stock K6 Fund	none	none
Fidelity Total Market Index Fund	none	none
Fidelity ZERO Extended Market Index Fund	none	none
Fidelity ZERO International Index Fund	none	none
Fidelity ZERO Large Cap Index Fund	none	none
Fidelity ZERO Total Market Index Fund	none	none
FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	none	none
Fidelity Contrafund	none	none
Fidelity Contrafund K6	none	none
Fidelity Series Opportunistic Insights Fund	none	none

FIDELITY COVINGTON TRUST
Fidelity Blue Chip Growth ETF	none	none
Fidelity Blue Chip Value ETF	none	none
Fidelity Clean Energy ETF	none	none
Fidelity Cloud Computing ETF	none	none
Fidelity Crypto Industry and Digital Payments ETF	none	none
Fidelity Digital Health ETF	none	none
Fidelity Disruptive Automation ETF	none	none
Fidelity Disruptive Communications ETF	none	none
Fidelity Disruptive Finance ETF	none	none
Fidelity Disruptive Medicine ETF	none	none
Fidelity Disruptive Technology ETF	none	none
Fidelity Disruptors ETF	none	none
Fidelity Dividend ETF for Rising Rates	none	none
Fidelity Electric Vehicles and Future Transportation ETF	none	none
Fidelity Emerging Markets Multifactor ETF	none	none
Fidelity Enhanced International ETF	none	none
Fidelity Enhanced Large Cap Core ETF	none	none
Fidelity Enhanced Large Cap Growth ETF	none	none
Fidelity Enhanced Large Cap Value ETF	none	none

Dollar range of fund shares as of March 31, 2024	Bettina Doulton	Robert A. Lawrence

FIDELITY COVINGTON TRUST
Fidelity Enhanced Mid Cap ETF	none	none
Fidelity Enhanced Small Cap ETF	none	none
Fidelity Fundamental Large Cap Core ETF	none	none
Fidelity Fundamental Large Cap Growth ETF	none	none
Fidelity Fundamental Large Cap Value ETF	none	none
Fidelity Fundamental Small-Mid Cap ETF	none	none
Fidelity High Dividend ETF	none	none
Fidelity High Yield Factor ETF	none	none
Fidelity International High Dividend ETF	none	none
Fidelity International Multifactor ETF	none	none
Fidelity International Value Factor ETF	none	none
Fidelity Low Volatility Factor ETF	none	none
Fidelity Magellan ETF	none	none
Fidelity Metaverse ETF	none	none
Fidelity Momentum Factor ETF	none	none
Fidelity MSCI Communication Services Index ETF	none	none
Fidelity MSCI Consumer Discretionary Index ETF	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none
Fidelity MSCI Energy Index ETF	none	none
Fidelity MSCI Financials Index ETF	none	none
Fidelity MSCI Health Care Index ETF	none	none
Fidelity MSCI Industrials Index ETF	none	none
Fidelity MSCI Information Technology Index ETF	none	none
Fidelity MSCI Materials Index ETF	none	none
Fidelity MSCI Real Estate Index ETF	none	none
Fidelity MSCI Utilities Index ETF	none	none
Fidelity Preferred Securities & Income ETF	none	none
Fidelity Quality Factor ETF	none	none
Fidelity Real Estate Investment ETF	none	none
Fidelity Small-Mid Multifactor ETF	none	none
Fidelity Stocks for Inflation ETF	none	none
Fidelity Sustainable High Yield ETF	none	none
Fidelity Sustainable U.S. Equity ETF	none	none
Fidelity U.S. Multifactor ETF	none	none
Fidelity Value Factor ETF	none	none
Fidelity Women’s Leadership ETF	none	none

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	none	none
Fidelity Advisor Diversified Stock Fund	none	none

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	none	none
Fidelity Equity-Income K6 Fund	none	none
Fidelity Mid Cap Value Fund	none	none
Fidelity Mid Cap Value K6 Fund	none	none
Fidelity Series All-Sector Equity Fund	none	none
Fidelity Series Stock Selector Large Cap Value Fund	none	none
Fidelity Series Value Discovery Fund	none	none
Fidelity Stock Selector Large Cap Value Fund	none	none

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	none	none
Fidelity Equity Dividend Income Fund	none	none

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	none	none
Fidelity Growth Discovery Fund	none	none
Fidelity Mega Cap Stock Fund	none	none
Fidelity Series Emerging Markets Debt Fund	none	none
Fidelity Series Emerging Markets Debt Local Currency Fund	none	none
Fidelity Series Large Cap Stock Fund	none	none

Dollar range of fund shares as of March 31, 2024	Bettina Doulton	Robert A. Lawrence

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	none	none
Fidelity China Region Fund	none	none
Fidelity Diversified International Fund	none	none
Fidelity Diversified International K6 Fund	none	none
Fidelity Emerging Asia Fund	none	none
Fidelity Emerging Markets Discovery Fund	none	none
Fidelity Emerging Markets Fund	none	none
Fidelity Enduring Opportunities Fund	none	none
Fidelity Europe Fund	none	none
Fidelity Global Commodity Stock Fund	none	none
Fidelity Global Equity Income Fund	none	none
Fidelity Infrastructure Fund	none	none
Fidelity International Capital Appreciation Fund	none	none
Fidelity International Capital Appreciation K6 Fund	none	none
Fidelity International Discovery Fund	none	none
Fidelity International Discovery K6 Fund	none	none
Fidelity International Growth Fund	none	none
Fidelity International Small Cap Fund	none	none
Fidelity International Small Cap Opportunities Fund	none	none
Fidelity International Value Fund	none	none
Fidelity Japan Fund	none	none
Fidelity Japan Smaller Companies Fund	none	none
Fidelity Latin America Fund	none	none
Fidelity Nordic Fund	none	none
Fidelity Overseas Fund	none	none
Fidelity Pacific Basin Fund	none	none
Fidelity SAI International SMA Completion Fund	none	none
Fidelity SAI Sustainable Emerging Markets Equity Fund	none	none
Fidelity SAI Sustainable International Equity Fund	none	none
Fidelity Series Canada Fund	none	none
Fidelity Series Emerging Markets Fund	none	none
Fidelity Series Emerging Markets Opportunities Fund	none	none
Fidelity Series International Growth Fund	none	none
Fidelity Series International Small Cap Fund	none	none
Fidelity Series International Value Fund	none	none
Fidelity Series Overseas Fund	none	none
Fidelity Series Select International Small Cap Fund	none	none
Fidelity Series Sustainable Emerging Markets Fund	none	none
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	none	none
Fidelity Sustainable Emerging Markets Equity Fund	none	none
Fidelity Sustainable International Equity Fund	none	none
Fidelity Total Emerging Markets Fund	none	none
Fidelity Total International Equity Fund	none	none
Fidelity Worldwide Fund	none	none

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	none	none
Fidelity Magellan K6 Fund	none	none

FIDELITY MT. VERNON STREET TRUST
Fidelity Equity Growth K6 Fund	none	none
Fidelity Growth Company Fund	none	none
Fidelity Growth Company K6 Fund	over $100,000	none

Dollar range of fund shares as of March 31, 2024	Bettina Doulton	Robert A. Lawrence

FIDELITY MT. VERNON STREET TRUST
Fidelity Growth Strategies Fund	none	none
Fidelity Growth Strategies K6 Fund	none	none
Fidelity® New Millennium Fund®	none	none
Fidelity Series Growth Company Fund	none	none

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	none	none
Fidelity Balanced K6 Fund	none	none
Fidelity Low-Priced Stock Fund	none	none
Fidelity Low-Priced Stock K6 Fund	none	none
Fidelity® Puritan® Fund	none	over $100,000
Fidelity Puritan K6 Fund	none	none
Fidelity Series Intrinsic Opportunities Fund	none	none
Fidelity Value Discovery Fund	none	none
Fidelity Value Discovery K6 Fund	none	none

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	none	$10,001 – $50,000
Fidelity Blue Chip Growth K6 Fund	none	none
Fidelity Blue Chip Value Fund	none	none
Fidelity Dividend Growth Fund	none	none
Fidelity Growth & Income Portfolio	none	none
Fidelity Leveraged Company Stock Fund	none	none
Fidelity OTC K6 Portfolio	none	none
Fidelity OTC Portfolio	none	$10,001 – $50,000
Fidelity Real Estate Income Fund	none	none
Fidelity Series Blue Chip Growth Fund	none	none
Fidelity Series Real Estate Income Fund	none	none
Fidelity Series Small Cap Opportunities Fund	none	none
Fidelity Small Cap Growth Fund	none	none
Fidelity Small Cap Growth K6 Fund	none	none
Fidelity Small Cap Value Fund	none	none

FIDELITY SELECT PORTFOLIOS
Fidelity Environment and Alternative Energy Fund	none	none
Fidelity International Real Estate Fund	none	none
Fidelity Natural Resources Fund	none	none
Fidelity Real Estate Investment Portfolio	none	none
Fidelity Telecom and Utilities Fund	none	none
Automotive Portfolio	none	none
Banking Portfolio	none	none
Biotechnology Portfolio	none	none
Brokerage and Investment Management Portfolio	none	none
Chemicals Portfolio	none	none
Communication Services Portfolio	none	none
Construction and Housing Portfolio	none	none
Consumer Discretionary Portfolio	none	none
Consumer Staples Portfolio	none	none
Defense and Aerospace Portfolio	none	none
Energy Portfolio	none	none
Financials Portfolio	none	none
FinTech Portfolio	none	none
Gold Portfolio	none	none
Health Care Portfolio	none	none
Health Care Services Portfolio	none	none
Industrials Portfolio	none	none
Insurance Portfolio	none	none
Enterprise Technology Services Portfolio	none	none
Leisure Portfolio	none	none
Materials Portfolio	none	none
Medical Technology and Devices Portfolio	none	none

Dollar range of fund shares as of March 31, 2024	Bettina Doulton	Robert A. Lawrence

FIDELITY SELECT PORTFOLIOS
Pharmaceuticals Portfolio	none	none
Retailing Portfolio	none	none
Semiconductors Portfolio	none	none
Software and IT Services Portfolio	none	none
Tech Hardware Portfolio	none	none
Technology Portfolio	none	none
Telecommunications Portfolio	none	none
Transportation Portfolio	none	none
Utilities Portfolio	none	none
Wireless Portfolio	none	none

FIDELITY SUMMER STREET TRUST
Fidelity Agricultural Productivity Fund	none	none
Fidelity Capital & Income Fund	none	over $100,000
Fidelity Climate Action Fund	none	none
Fidelity Focused High Income Fund	none	$10,001 – $50,000
Fidelity Global High Income Fund	none	none
Fidelity Healthy Future Fund	none	none
Fidelity High Income Fund	none	none
Fidelity New Markets Income Fund	none	none
Fidelity SAI High Income Fund	none	none
Fidelity SAI Sustainable Future Fund	none	none
Fidelity SAI Sustainable Sector Fund	none	none
Fidelity SAI Sustainable U.S. Equity Fund	none	none
Fidelity Series Floating Rate High Income Fund	none	none
Fidelity Series High Income Fund	none	none
Fidelity Series Sustainable U.S. Market Fund	none	none
Fidelity Short Duration High Income Fund	none	none
Fidelity Sustainable U.S. Equity Fund	none	none
Fidelity U.S. Low Volatility Equity Fund	none	none
Fidelity Water Sustainability Fund	none	none
Fidelity Women’s Leadership Fund	none	none

FIDELITY TREND FUND
Fidelity Trend Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Nominees

Dollar range of fund shares as of March 31, 2024	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	none	none	none	none	none	none
Fidelity Advisor Dividend Growth Fund	none	none	none	none	none	none
Fidelity Advisor Equity Growth Fund	none	none	none	none	none	none
Fidelity Advisor Equity Income Fund	none	none	none	none	none	none
Fidelity Advisor Equity Value Fund	none	none	none	none	none	none
Fidelity Advisor Floating Rate High Income Fund	none	none	none	none	none	none
Fidelity Advisor Growth & Income Fund	none	none	none	none	none	none
Fidelity Advisor Growth Opportunities Fund	none	none	none	none	none	none
Fidelity Advisor High Income Advantage Fund	none	none	none	none	none	none
Fidelity Advisor Large Cap Fund	none	none	none	none	none	none
Fidelity Advisor Leveraged Company Stock Fund	none	none	none	none	none	none
Fidelity Advisor Mid Cap II Fund	none	none	none	none	none	none
Fidelity Advisor Series Equity Growth Fund	none	none	none	none	none	none
Fidelity Advisor Series Growth Opportunities Fund	none	none	none	none	none	none
Fidelity Advisor Series Small Cap Fund	none	none	none	none	none	none
Fidelity Advisor Small Cap Fund	none	none	none	none	none	none
Fidelity Advisor Stock Selector Mid Cap Fund	none	none	none	none	none	none
Fidelity Advisor Value Fund	none	none	none	none	none	none
Fidelity Advisor Value Strategies Fund	none	none	none	none	none	none
Fidelity Real Estate High Income Fund	none	none	none	none	none	none

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none	none	none	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none	none	none	none	none
Fidelity Advisor Energy Fund	none	none	none	none	none	none
Fidelity Advisor Financials Fund	none	none	none	none	none	none
Fidelity Advisor Global Real Estate Fund	none	none	none	none	none	none
Fidelity Advisor Health Care Fund	none	none	none	none	none	none
Fidelity Advisor Industrials Fund	none	none	none	none	none	none
Fidelity Advisor Real Estate Fund	none	none	none	none	none	none
Fidelity Advisor Semiconductors Fund	none	none	none	none	none	none
Fidelity Advisor Technology Fund	none	none	none	none	none	none
Fidelity Advisor Utilities Fund	none	none	none	none	none	none

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	none	none	none	none	none	none
Fidelity Advisor Emerging Asia Fund	none	none	none	none	none	none
Fidelity Advisor Focused Emerging Markets Fund	none	none	none	none	none	none
Fidelity Advisor Global Capital Appreciation Fund	none	none	none	none	none	none
Fidelity Advisor Global Equity Income Fund	none	none	none	none	none	none

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor International Capital Appreciation Fund	none	none	none	none	none	none
Fidelity Advisor Overseas Fund	none	none	none	none	none	none
Fidelity Advisor Value Leaders Fund	none	none	none	none	none	none

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	none	none	none	none	none	none
Fidelity Disciplined Equity Fund	none	none	none	none	none	none
Fidelity Focused Stock Fund	none	none	none	none	none	none
Fidelity Stock Selector All Cap Fund	none	none	none	none	none	none
Fidelity Stock Selector Small Cap Fund	none	none	none	none	over $100,000	none
Fidelity Value Fund	none	none	none	$50,001–$100,000	none	none

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
Fidelity Emerging Markets Equity Central Fund	none	none	none	none	none	none
Fidelity Floating Rate Central Fund	none	none	none	none	none	none
Fidelity High Income Central Fund	none	none	none	none	none	none
Fidelity International Equity Central Fund	none	none	none	none	none	none
Fidelity Real Estate Equity Central Fund	none	none	none	none	none	none
Fidelity Specialized High Income Central Fund	none	none	none	none	none	none
Fidelity U.S. Equity Central Fund	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

FIDELITY COMMONWEALTH TRUST
Fidelity® Nasdaq Composite Index® ETF	none	none	none	none	none	none

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	none	none	none	none	$10,001–$50,000	none
Fidelity Extended Market Index Fund	none	none	none	none	none	none
Fidelity Flex 500 Index Fund	none	none	none	none	none	none
Fidelity Founders Fund	none	none	none	none	over $100,000	none
Fidelity International Index Fund	none	none	none	none	over $100,000	none
Fidelity Large Cap Stock Fund	none	none	none	none	none	none
Fidelity Large Cap Stock K6 Fund	none	none	none	none	none	none
Fidelity Mid-Cap Stock Fund	none	none	none	none	none	none
Fidelity Mid-Cap Stock K6 Fund	none	none	none	none	none	none
Fidelity® Nasdaq Composite Index® Fund	none	none	none	none	none	none
Fidelity SAI International Small Cap Index Fund	none	none	none	none	none	none
Fidelity SAI Japan Stock Index Fund	none	none	none	none	none	none
Fidelity Series International Index Fund	none	none	none	none	none	none
Fidelity Series Small Cap Core Fund	none	none	none	none	none	none
Fidelity Series Small Cap Discovery Fund	none	none	none	none	none	none
Fidelity Series Total Market Index Fund	none	none	none	none	none	none
Fidelity Small Cap Discovery Fund	none	none	none	none	none	none
Fidelity Small Cap Stock Fund	none	none	none	none	none	none
Fidelity Small Cap Stock K6 Fund	none	none	none	none	none	none
Fidelity Total Market Index Fund	none	none	none	over $100,000	none	none
Fidelity ZERO Extended Market Index Fund	none	none	none	none	none	none
Fidelity ZERO International Index Fund	none	none	none	none	none	none
Fidelity ZERO Large Cap Index Fund	none	none	none	none	none	none
Fidelity ZERO Total Market Index Fund	none	none	none	none	none	none

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	none	none	none	none	none	none
Fidelity Contrafund	$50,001–$100,000	$50,001–$100,000	none	$10,001–$50,000	none	none
Fidelity Contrafund K6	none	none	none	none	none	none
Fidelity Series Opportunistic Insights Fund	none	none	none	none	none	none

FIDELITY COVINGTON TRUST
Fidelity Blue Chip Growth ETF	none	none	none	none	none	none
Fidelity Blue Chip Value ETF	none	none	none	none	none	none
Fidelity Clean Energy ETF	none	none	none	none	none	none
Fidelity Cloud Computing ETF	none	none	none	none	none	none
Fidelity Crypto Industry and Digital Payments ETF	none	none	none	none	none	none
Fidelity Digital Health ETF	none	none	none	none	none	none
Fidelity Disruptive Automation ETF	none	none	none	none	none	none
Fidelity Disruptive Communications ETF	none	none	none	none	none	none
Fidelity Disruptive Finance ETF	none	none	none	none	none	none
Fidelity Disruptive Medicine ETF	none	none	none	none	none	none
Fidelity Disruptive Technology ETF	none	none	none	none	none	none
Fidelity Disruptors ETF	none	none	none	none	none	none
Fidelity Dividend ETF for Rising Rates	none	none	none	none	none	none
Fidelity Electric Vehicles and Future Transportation ETF	none	none	none	none	none	none
Fidelity Emerging Markets Multifactor ETF	none	none	none	none	none	none
Fidelity Enhanced International ETF	none	none	none	none	none	none
Fidelity Enhanced Large Cap Core ETF	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

FIDELITY COVINGTON TRUST
Fidelity Enhanced Large Cap Growth ETF	none	none	none	none	none	none
Fidelity Enhanced Large Cap Value ETF	none	none	none	none	none	none
Fidelity Enhanced Mid Cap ETF	none	none	none	none	none	none
Fidelity Enhanced Small Cap ETF	none	none	none	none	none	none
Fidelity Fundamental Large Cap Core ETF	none	none	none	none	none	none
Fidelity Fundamental Large Cap Growth ETF	none	none	none	none	none	none
Fidelity Fundamental Large Cap Value ETF	none	none	none	none	none	none
Fidelity Fundamental Small-Mid Cap ETF	none	none	none	none	none	none
Fidelity High Dividend ETF	none	none	none	none	none	none
Fidelity High Yield Factor ETF	none	none	none	none	none	none
Fidelity International High Dividend ETF	none	none	none	none	none	none
Fidelity International Multifactor ETF	none	none	none	none	none	none
Fidelity International Value Factor ETF	none	none	none	none	none	none
Fidelity Low Volatility Factor ETF	none	none	none	none	none	none
Fidelity Magellan ETF	none	none	none	none	none	none
Fidelity Metaverse ETF	none	none	none	none	none	none
Fidelity Momentum Factor ETF	none	none	none	none	none	none
Fidelity MSCI Communication Services Index ETF	none	none	none	none	none	none
Fidelity MSCI Consumer Discretionary Index ETF	none	none	none	none	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none	none	none	none	none
Fidelity MSCI Energy Index ETF	none	none	none	none	none	none
Fidelity MSCI Financials Index ETF	none	none	none	none	none	none
Fidelity MSCI Health Care Index ETF	none	none	none	none	none	none
Fidelity MSCI Industrials Index ETF	none	none	none	none	none	none
Fidelity MSCI Information Technology Index ETF	none	none	none	none	none	none
Fidelity MSCI Materials Index ETF	none	none	none	none	none	none
Fidelity MSCI Real Estate Index ETF	none	none	none	none	none	none
Fidelity MSCI Utilities Index ETF	none	none	none	none	none	none
Fidelity Preferred Securities & Income ETF	none	none	none	none	none	none
Fidelity Quality Factor ETF	none	none	none	none	none	none
Fidelity Real Estate Investment ETF	none	none	none	none	none	none
Fidelity Small-Mid Multifactor ETF	none	none	none	none	none	none
Fidelity Stocks for Inflation ETF	none	none	none	none	none	none
Fidelity Sustainable High Yield ETF	none	none	none	none	none	none
Fidelity Sustainable U.S. Equity ETF	none	none	none	none	none	none
Fidelity U.S. Multifactor ETF	none	none	none	none	none	none
Fidelity Value Factor ETF	none	none	none	none	none	none
Fidelity Women’s Leadership ETF	none	none	none	none	none	none

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	none	none	none	none	none	none
Fidelity Advisor Diversified Stock Fund	none	none	none	none	none	none

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	none	none	over $100,000	none	none	none
Fidelity Equity-Income K6 Fund	none	none	none	none	none	none
Fidelity Mid Cap Value Fund	none	none	none	none	none	none
Fidelity Mid Cap Value K6 Fund	none	none	none	none	none	none
Fidelity Series All-Sector Equity Fund	none	none	none	none	none	none
Fidelity Series Stock Selector Large Cap Value Fund	none	none	none	none	none	none
Fidelity Series Value Discovery Fund	none	none	none	none	none	none
Fidelity Stock Selector Large Cap Value Fund	none	none	none	over $100,000	none	none

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	none	none	none	none	none	none
Fidelity Equity Dividend Income Fund	none	none	none	none	none	none
none

FIDELITY HANOVER STREET TRUST					none
Fidelity Emerging Markets Debt Central Fund	none	none	none	none	none	none
Fidelity Emerging Markets Debt Local Currency Central Fund	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	none	none	none	none	none	none
Fidelity Growth Discovery Fund	none	none	none	none	none	over $100,000
Fidelity Mega Cap Stock Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Debt Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Debt Local Currency Fund	none	none	none	none	none	none
Fidelity Series Large Cap Stock Fund	none	none	none	none	none	none

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	none	none	none	none	none	none
Fidelity China Region Fund	none	none	none	none	none	none
Fidelity Diversified International Fund	none	none	none	$1–$10,000	none	none
Fidelity Diversified International K6 Fund	none	none	none	none	none	none
Fidelity Emerging Asia Fund	none	none	none	none	none	none
Fidelity Emerging Markets Discovery Fund	none	none	none	none	none	none
Fidelity Emerging Markets Fund	none	none	none	$10,001–$50,000	none	none
Fidelity Enduring Opportunities Fund	none	none	none	none	none	none
Fidelity Europe Fund	none	none	none	none	none	none
Fidelity Global Commodity Stock Fund	none	none	none	none	none	none
Fidelity Global Equity Income Fund	$50,001–$100,000	none	none	none	none	none
Fidelity Infrastructure Fund	none	none	none	none	none	none
Fidelity International Capital Appreciation Fund	none	none	none	none	none	none
Fidelity International Capital Appreciation K6 Fund	none	none	none	none	none	none
Fidelity International Discovery Fund	none	none	none	$1–$10,000	none	none
Fidelity International Discovery K6 Fund	none	none	none	none	none	none
Fidelity International Growth Fund	none	none	none	$1–$10,000	none	none
Fidelity International Small Cap Fund	none	none	none	none	none	none
Fidelity International Small Cap Opportunities Fund	none	none	none	none	none	none
Fidelity International Value Fund	none	none	none	none	none	none
Fidelity Japan Fund	none	none	none	none	none	none
Fidelity Japan Smaller Companies Fund	none	none	none	none	$50,001–$100,000	none
Fidelity Latin America Fund	none	none	none	none	$50,001–$100,000	none
Fidelity Nordic Fund	none	none	none	none	none	none
Fidelity Overseas Fund	none	none	over $100,000	none	none	none
Fidelity Pacific Basin Fund	none	none	none	none	none	none
Fidelity SAI International SMA Completion Fund	none	none	none	none	$10,001–$50,000	none
Fidelity SAI Sustainable Emerging Markets Equity Fund	none	none	none	none	none	none
Fidelity SAI Sustainable International Equity Fund	none	none	none	none	none	none
Fidelity Series Canada Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Fund	none	none	none	none	none	none
Fidelity Series Emerging Markets Opportunities Fund	none	none	none	none	none	none
Fidelity Series International Growth Fund	none	none	none	none	none	none
Fidelity Series International Small Cap Fund	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

FIDELITY INVESTMENT TRUST
Fidelity Series International Value Fund	none	none	none	none	none	none
Fidelity Series Overseas Fund	none	none	none	none	none	none
Fidelity Series Select International Small Cap Fund	none	none	none	none	none	none
Fidelity Series Sustainable Emerging Markets Fund	none	none	none	none	none	none
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	none	none	none	none	none	none
Fidelity Sustainable Emerging Markets Equity Fund	none	none	none	none	none	none
Fidelity Sustainable International Equity Fund	none	none	none	none	none	none
Fidelity Total Emerging Markets Fund	none	none	none	none	none	none
Fidelity Total International Equity Fund	none	none	none	none	none	none
Fidelity Worldwide Fund	none	none	none	none	none	none

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	none	none	none	none	none	none
Fidelity Magellan K6 Fund	none	none	none	none	none	none
none

FIDELITY MT. VERNON STREET TRUST	none
Fidelity Equity Growth K6 Fund	none	none	none	none	none	none
Fidelity Growth Company Fund	none	none	none	none	none	none
Fidelity Growth Company K6 Fund	none	none	none	none	none	none
Fidelity Growth Strategies Fund	none	none	none	none	none	none
Fidelity Growth Strategies K6 Fund	none	none	none	none	none	none
Fidelity® New Millennium Fund®	none	none	none	none	none	none
Fidelity Series Growth Company Fund	none	none	none	none	none	none

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	none	none	none	over $100,000	none	none
Fidelity Balanced K6 Fund	none	none	none	none	$1–$10,000	none
Fidelity Low-Priced Stock Fund	none	none	none	none	none	none
Fidelity Low-Priced Stock K6 Fund	none	none	none	none	none	none
Fidelity® Puritan® Fund	none	none	none	none	none	none
Fidelity Puritan K6 Fund	none	none	none	none	none	none
Fidelity Series Intrinsic Opportunities Fund	none	none	none	none	none	none
Fidelity Value Discovery Fund	none	none	none	none	none	none
Fidelity Value Discovery K6 Fund	none	none	none	none	none	none

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	none	none	none	$50,001–$100,000	none	over $100,000
Fidelity Blue Chip Growth K6 Fund	none	none	none	none	none	none
Fidelity Blue Chip Value Fund	none	none	none	none	none	none
Fidelity Dividend Growth Fund	none	none	none	none	none	none
Fidelity Growth & Income Portfolio	none	none	none	none	none	none
Fidelity Leveraged Company Stock Fund	none	none	none	none	none	none
Fidelity OTC K6 Portfolio	none	none	none	none	none	none
Fidelity OTC Portfolio	none	none	none	none	none	none
Fidelity Real Estate Income Fund	none	none	none	none	none	none
Fidelity Series Blue Chip Growth Fund	none	none	none	none	none	none
Fidelity Series Real Estate Income Fund	none	none	none	none	none	none
Fidelity Series Small Cap Opportunities Fund	none	none	none	none	none	none
Fidelity Small Cap Growth Fund	none	none	none	$1–$10,000	none	none
Fidelity Small Cap Growth K6 Fund	none	none	none	none	none	none
Fidelity Small Cap Value Fund	none	none	none	none	none	none

FIDELITY SELECT PORTFOLIOS
Automotive Portfolio	none	none	none	none	none	none
Banking Portfolio	none	none	none	none	none	none
Biotechnology Portfolio	none	$10,001–$50,000	none	none	none	over $100,000
Brokerage and Investment Management Portfolio	none	none	none	none	none	none
Chemicals Portfolio	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

FIDELITY SELECT PORTFOLIOS
Communication Services Portfolio	none	none	none	none	none	none
Construction and Housing Portfolio	none	none	none	none	none	none
Consumer Discretionary Portfolio	none	none	none	none	none	none
Consumer Staples Portfolio	none	none	none	none	none	none
Defense and Aerospace Portfolio	none	none	none	none	$50,001–$100,000	none
Energy Portfolio	none	none	none	none	none	none
Financials Portfolio	none	none	none	none	none	none
FinTech Portfolio	none	$10,001–$50,000	none	none	none	none
Gold Portfolio	none	none	none	none	none	none
Health Care Portfolio	none	none	over $100,000	$10,001–$50,000	none	none
Health Care Services Portfolio	$50,001–$100,000	none	none	none	none	none
Industrials Portfolio	none	none	none	none	none	none
Insurance Portfolio	none	none	none	none	none	none
Fidelity International Real Estate Fund	none	none	none	none	none	none
Enterprise Technology Services Portfolio	none	none	none	none	none	none
Fidelity Environment and Alternative Energy Fund	$50,001–$100,000	none	none	none	none	none
Leisure Portfolio	none	none	none	none	none	none
Materials Portfolio	none	none	none	none	none	none
Medical Technology and Devices Portfolio	none	none	none	none	none	none
Fidelity Natural Resources Fund	none	none	none	none	none	none
Pharmaceuticals Portfolio	none	none	none	none	none	none
Retailing Portfolio	none	none	none	none	none	none
Fidelity Real Estate Investment Portfolio	none	none	none	none	none	none
Semiconductors Portfolio	none	over $100,000	none	none	none	none
Software and IT Services Portfolio	none	$10,001–$50,000	none	none	none	none
Tech Hardware Portfolio	none	none	none	none	none	none
Technology Portfolio	none	$50,001–$100,000	over $100,000	none	none	over $100,000
Telecommunications Portfolio	none	none	none	none	none	none
Fidelity Telecom and Utilities Fund	none	none	none	none	none	none
Transportation Portfolio	none	none	none	none	none	none
Utilities Portfolio	none	none	none	none	over $100,000	none
Wireless Portfolio	none	none	none	none	none	none
FIDELITY SUMMER STREET TRUST
Fidelity Agricultural Productivity Fund	none	none	none	none	none	none
Fidelity Capital & Income Fund	none	none	none	none	none	none
Fidelity Climate Action Fund	none	none	over $100,000	none	$50,001–$100,000	none
Fidelity Focused High Income Fund	none	none	none	none	none	none
Fidelity Global High Income Fund	none	none	none	none	none	none
Fidelity Healthy Future Fund	none	none	none	none	none	none
Fidelity High Income Fund	none	none	over $100,000	none	none	none
Fidelity New Markets Income Fund	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy
FIDELITY SUMMER STREET TRUST
Fidelity SAI High Income Fund	none	none	none	none	none	none
Fidelity SAI Sustainable Future Fund	none	none	none	none	none	none
Fidelity SAI Sustainable Sector Fund	none	none	none	none	none	none
Fidelity SAI Sustainable U.S. Equity Fund	none	none	none	none	none	none
Fidelity Series Floating Rate High Income Fund	none	none	none	none	none	none
Fidelity Series High Income Fund	none	none	none	none	none	none
Fidelity Series Sustainable U.S. Market Fund	none	none	none	none	none	none
Fidelity Short Duration High Income Fund	none	none	none	none	none	none
Fidelity Sustainable U.S. Equity Fund	none	none	none	none	none	none
Fidelity U.S. Low Volatility Equity Fund	none	none	none	none	none	none
Fidelity Water Sustainability Fund	none	none	none	none	none	none
Fidelity Women’s Leadership Fund	none	none	none	none	over $100,000	none

FIDELITY TREND FUND
Fidelity Trend Fund	none	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Dollar range of fund shares as of March 31, 2024	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	none	none	none	none	none
Fidelity Advisor Dividend Growth Fund	none	none	none	none	none
Fidelity Advisor Equity Growth Fund	none	none	none	none	none
Fidelity Advisor Equity Income Fund	none	none	none	none	none
Fidelity Advisor Equity Value Fund	none	none	none	none	none
Fidelity Advisor Floating Rate High Income Fund	none	none	none	none	none
Fidelity Advisor Growth & Income Fund	none	none	none	none	none
Fidelity Advisor Growth Opportunities Fund	none	none	none	none	none
Fidelity Advisor High Income Advantage Fund	none	none	none	none	none
Fidelity Advisor Large Cap Fund	none	none	none	none	none
Fidelity Advisor Leveraged Company Stock Fund	none	none	none	none	none
Fidelity Advisor Mid Cap II Fund	none	none	none	none	none
Fidelity Advisor Series Equity Growth Fund	none	none	none	none	none
Fidelity Advisor Series Growth Opportunities Fund	none	none	none	none	none
Fidelity Advisor Series Small Cap Fund	none	none	none	none	none
Fidelity Advisor Small Cap Fund	none	none	none	none	none
Fidelity Advisor Stock Selector Mid Cap Fund	none	none	none	none	none
Fidelity Advisor Value Fund	none	none	none	none	none
Fidelity Advisor Value Strategies Fund	none	none	none	none	none
Fidelity Real Estate High Income Fund	none	none	none	none	none

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none	none	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none	none	none	none
Fidelity Advisor Energy Fund	none	none	none	none	none
Fidelity Advisor Financials Fund	none	none	none	none	none
Fidelity Advisor Global Real Estate Fund	none	none	none	none	none
Fidelity Advisor Health Care Fund	none	none	none	none	none
Fidelity Advisor Industrials Fund	none	none	none	none	none
Fidelity Advisor Real Estate Fund	none	none	none	none	none
Fidelity Advisor Semiconductors Fund	none	none	none	none	none
Fidelity Advisor Technology Fund	none	none	none	none	none
Fidelity Advisor Utilities Fund	none	none	none	none	none

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	none	none	none	none	none
Fidelity Advisor Emerging Asia Fund	none	none	none	none	none
Fidelity Advisor Focused Emerging Markets Fund	none	none	none	none	$10,001–$50,000
Fidelity Advisor Global Capital Appreciation Fund	none	none	none	none	none
Fidelity Advisor Global Equity Income Fund	none	none	none	none	none
Fidelity Advisor International Capital Appreciation Fund	none	none	none	none	none
Fidelity Advisor Overseas Fund	none	none	none	none	none
Fidelity Advisor Value Leaders Fund	none	none	none	none	none

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	none	none	none	none	none
Fidelity Disciplined Equity Fund	none	none	none	none	none
Fidelity Focused Stock Fund	none	none	none	none	none
Fidelity Stock Selector All Cap Fund	none	none	none	none	none
Fidelity Stock Selector Small Cap Fund	none	$50,001–$100,000	none	none	none
Fidelity Value Fund	none	$50,001–$100,000	none	none	none

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
Fidelity Emerging Markets Equity Central Fund	none	none	none	none	none
Fidelity Floating Rate Central Fund	none	none	none	none	none
Fidelity High Income Central Fund	none	none	none	none	none
Fidelity International Equity Central Fund	none	none	none	none	none
Fidelity Real Estate Equity Central Fund	none	none	none	none	none
Fidelity Specialized High Income Central Fund	none	none	none	none	none
Fidelity U.S. Equity Central Fund	none	none	none	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity® Nasdaq Composite Index® ETF	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley
FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	none	none	none	none	none
Fidelity Extended Market Index Fund	none	none	none	none	none
Fidelity Flex 500 Index Fund	none	none	none	none	none
Fidelity Founders Fund	none	none	none	none	none
Fidelity International Index Fund	none	none	none	none	none
Fidelity Large Cap Stock Fund	none	none	none	none	none
Fidelity Large Cap Stock K6 Fund	none	none	none	none	none
Fidelity Mid-Cap Stock Fund	none	none	none	none	$50,001–$100,000
Fidelity Mid-Cap Stock K6 Fund	none	none	none	none	none
Fidelity® Nasdaq Composite Index® Fund	none	none	none	none	none
Fidelity SAI International Small Cap Index Fund	none	none	none	none	none
Fidelity SAI Japan Stock Index Fund	none	none	none	none	none
Fidelity Series International Index Fund	none	none	none	none	none
Fidelity Series Small Cap Core Fund	none	none	none	none	none
Fidelity Series Small Cap Discovery Fund	none	none	none	none	none
Fidelity Series Total Market Index Fund	none	none	none	none	none
Fidelity Small Cap Discovery Fund	none	none	none	none	none
Fidelity Small Cap Stock Fund	none	none	none	none	none
Fidelity Small Cap Stock K6 Fund	none	none	none	none	none
Fidelity Total Market Index Fund	none	none	none	none	none
Fidelity ZERO Extended Market Index Fund	none	none	none	none	none
Fidelity ZERO International Index Fund	none	none	none	none	none
Fidelity ZERO Large Cap Index Fund	none	none	none	none	none
Fidelity ZERO Total Market Index Fund	none	none	none	none	none

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	none	none	none	none	none
Fidelity Contrafund	none	none	over $100,000	over $100,000	over $100,000
Fidelity Contrafund K6	none	none	none	none	none
Fidelity Series Opportunistic Insights Fund	none	none	none	none	none

FIDELITY COVINGTON TRUST
Fidelity Blue Chip Growth ETF	none	none	none	none	none
Fidelity Blue Chip Value ETF	none	none	none	none	none
Fidelity Clean Energy ETF	none	none	none	none	none
Fidelity Cloud Computing ETF	none	none	none	none	none
Fidelity Crypto Industry and Digital Payments ETF	none	none	none	none	none
Fidelity Digital Health ETF	none	none	none	none	none
Fidelity Disruptive Automation ETF	none	none	none	none	none
Fidelity Disruptive Communications ETF	none	none	none	none	none
Fidelity Disruptive Finance ETF	none	none	none	none	none
Fidelity Disruptive Medicine ETF	none	none	none	none	none
Fidelity Disruptive Technology ETF	none	none	none	none	none
Fidelity Disruptors ETF	none	none	none	none	none
Fidelity Dividend ETF for Rising Rates	none	none	none	none	none
Fidelity Electric Vehicles and Future Transportation ETF	none	none	none	none	none
Fidelity Emerging Markets Multifactor ETF	none	none	none	none	none
Fidelity Enhanced International ETF	none	none	none	none	none
Fidelity Enhanced Large Cap Core ETF	none	none	none	none	none
Fidelity Enhanced Large Cap Growth ETF	none	none	none	none	none
Fidelity Enhanced Large Cap Value ETF	none	none	none	none	none
Fidelity Enhanced Mid Cap ETF	none	none	none	none	none
Fidelity Enhanced Small Cap ETF	none	none	none	none	none
Fidelity Fundamental Large Cap Core ETF	none	none	none	none	none
Fidelity Fundamental Large Cap Growth ETF	none	none	none	none	none
Fidelity Fundamental Large Cap Value ETF	none	none	none	none	none
Fidelity Fundamental Small-Mid Cap ETF	none	none	none	none	none
Fidelity High Dividend ETF	none	none	none	none	none
Fidelity High Yield Factor ETF	none	none	none	none	none
Fidelity International High Dividend ETF	none	none	none	none	none
Fidelity International Multifactor ETF	none	none	none	none	none
Fidelity International Value Factor ETF	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley
FIDELITY COVINGTON TRUST
Fidelity Low Volatility Factor ETF	none	none	none	none	none
Fidelity Magellan ETF	none	none	none	none	none
Fidelity Metaverse ETF	none	none	none	none	none
Fidelity Momentum Factor ETF	none	none	none	none	none
Fidelity MSCI Communication Services Index ETF	none	none	none	none	none
Fidelity MSCI Consumer Discretionary Index ETF	none	none	none	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none	none	none	none
Fidelity MSCI Energy Index ETF	none	none	none	none	none
Fidelity MSCI Financials Index ETF	none	none	none	none	none
Fidelity MSCI Health Care Index ETF	none	none	none	none	none
Fidelity MSCI Industrials Index ETF	none	none	none	none	none
Fidelity MSCI Information Technology Index ETF	none	none	none	none	none
Fidelity MSCI Materials Index ETF	none	none	none	none	none
Fidelity MSCI Real Estate Index ETF	none	none	none	none	none
Fidelity MSCI Utilities Index ETF	none	none	none	none	none
Fidelity Preferred Securities & Income ETF	none	none	none	none	none
Fidelity Quality Factor ETF	none	none	none	none	none
Fidelity Real Estate Investment ETF	none	none	none	none	none
Fidelity Small-Mid Multifactor ETF	none	none	none	none	none
Fidelity Stocks for Inflation ETF	none	none	none	none	none
Fidelity Sustainable High Yield ETF	none	none	none	none	none
Fidelity Sustainable U.S. Equity ETF	none	none	none	none	none
Fidelity U.S. Multifactor ETF	none	none	none	none	none
Fidelity Value Factor ETF	none	none	none	none	none
Fidelity Women’s Leadership ETF	none	none	none	none	none

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	none	none	none	none	none
Fidelity Advisor Diversified Stock Fund	none	none	none	none	none

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	none	none	$1–$10,000	none	over $100,000
Fidelity Equity-Income K6 Fund	none	none	none	none	none
Fidelity Mid Cap Value Fund	none	none	none	none	none
Fidelity Mid Cap Value K6 Fund	none	none	none	none	none
Fidelity Series All-Sector Equity Fund	none	none	none	none	none
Fidelity Series Stock Selector Large Cap Value Fund	none	none	none	none	none
Fidelity Series Value Discovery Fund	none	none	none	none	none
Fidelity Stock Selector Large Cap Value Fund	none	none	none	none	none
none

FIDELITY FINANCIAL TRUST	none
Fidelity Convertible Securities Fund	none	none	$10,001–$50,000	none	none
Fidelity Equity Dividend Income Fund	none	none	$10,001–$50,000	none	none
none

FIDELITY HANOVER STREET TRUST	none
Fidelity Emerging Markets Debt Central Fund	none	none	none	none	none
Fidelity Emerging Markets Debt Local Currency Central Fund	none	none	none	none	none

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	none	none	none	none	none
Fidelity Growth Discovery Fund	none	none	none	none	over $100,000
Fidelity Mega Cap Stock Fund	none	none	none	none	none
Fidelity Series Emerging Markets Debt Fund	none	none	none	none	none
Fidelity Series Emerging Markets Debt Local Currency Fund	none	none	none	none	none
Fidelity Series Large Cap Stock Fund	none	none	none	none	none

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	none	none	none	none	none
Fidelity China Region Fund	none	none	none	none	none
Fidelity Diversified International Fund	none	10,0001–$50,000	over $100,000	none	over $100,000
Fidelity Diversified International K6 Fund	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY INVESTMENT TRUST
Fidelity Emerging Asia Fund	none	none	none	none	none
Fidelity Emerging Markets Discovery Fund	none	none	none	none	none
Fidelity Emerging Markets Fund	none	none	over $100,000	none	$50,001–$100,000
Fidelity Enduring Opportunities Fund	none	none	none	none	none
Fidelity Europe Fund	none	none	none	none	none
Fidelity Global Commodity Stock Fund	none	none	none	none	none
Fidelity Global Equity Income Fund	none	none	none	none	none
Fidelity Infrastructure Fund	none	none	none	none	none
Fidelity International Capital Appreciation Fund	none	none	$1–$10,000	none	$10,001–$50,000
Fidelity International Capital Appreciation K6 Fund	none	none	none	none	none
Fidelity International Discovery Fund	none	none	none	none	$10,001–$50,000
Fidelity International Discovery K6 Fund	none	none	none	none	none
Fidelity International Growth Fund	none	none	none	none	none
Fidelity International Small Cap Fund	none	none	none	none	none
Fidelity International Small Cap Opportunities Fund	none	none	none	none	none
Fidelity International Value Fund	none	none	none	none	none
Fidelity Japan Fund	none	none	none	none	none
Fidelity Japan Smaller Companies Fund	none	none	none	none	none
Fidelity Latin America Fund	none	none	none	none	none
Fidelity Nordic Fund	none	none	none	none	none
Fidelity Overseas Fund	none	none	$1–$10,000	none	none
Fidelity Pacific Basin Fund	none	none	none	none	none
Fidelity SAI International SMA Completion Fund	none	none	none	none	$50,001–$100,000
Fidelity SAI Sustainable Emerging Markets Equity Fund	none	none	none	none	none
Fidelity SAI Sustainable International Equity Fund	none	none	none	none	none
Fidelity Series Canada Fund	none	none	none	none	none
Fidelity Series Emerging Markets Fund	none	none	none	none	none
Fidelity Series Emerging Markets Opportunities Fund	none	none	none	none	none
Fidelity Series International Growth Fund	none	none	none	none	none
Fidelity Series International Small Cap Fund	none	none	none	none	none
Fidelity Series International Value Fund	none	none	none	none	none
Fidelity Series Overseas Fund	none	none	none	none	none
Fidelity Series Select International Small Cap Fund	none	none	none	none	none
Fidelity Series Sustainable Emerging Markets Fund	none	none	none	none	none
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	none	none	none	none	none
Fidelity Sustainable Emerging Markets Equity Fund	none	none	none	none	none
Fidelity Sustainable International Equity Fund	none	none	none	none	none
Fidelity Total Emerging Markets Fund	none	none	none	none	none
Fidelity Total International Equity Fund	none	none	none	none	none
Fidelity Worldwide Fund	none	none	none	none	none

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	none	none	none	none	none
Fidelity Magellan K6 Fund	none	none	none	none	none

FIDELITY MT. VERNON STREET TRUST
Fidelity Equity Growth K6 Fund	none	none	none	none	none
Fidelity Growth Company Fund	none	none	$10,001–$50,000	none	over $100,000
Fidelity Growth Company K6 Fund	none	none	none	none	none
Fidelity Growth Strategies Fund	none	none	none	none	over $100,000
Fidelity Growth Strategies K6 Fund	none	none	none	none	none
Fidelity® New Millennium Fund®	none	none	$50,001–$100,000	none	over $100,000
Fidelity Series Growth Company Fund	none	none	none	none	none

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	none	none	none	none	none
Fidelity Balanced K6 Fund	none	none	none	none	none
Fidelity Low-Priced Stock Fund	none	none	over $100,000	none	$50,001–$100,000
Fidelity Low-Priced Stock K6 Fund	none	none	none	none	none
Fidelity® Puritan® Fund	none	none	none	none	none
Fidelity Puritan K6 Fund	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley
FIDELITY PURITAN TRUST
Fidelity Series Intrinsic Opportunities Fund	none	none	none	none	none
Fidelity Value Discovery Fund	none	none	none	none	none
Fidelity Value Discovery K6 Fund	none	none	none	none	none

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	none	over $100,000	over $100,000	none	over $100,000
Fidelity Blue Chip Growth K6 Fund	none	none	none	none	none
Fidelity Blue Chip Value Fund	none	none	none	none	none
Fidelity Dividend Growth Fund	none	none	$1–$10,000	none	none
Fidelity Growth & Income Portfolio	none	$10,001–$50,000	none	none	none
Fidelity Leveraged Company Stock Fund	none	none	none	none	over $100,000
Fidelity OTC K6 Portfolio	none	none	none	none	none
Fidelity OTC Portfolio	none	none	none	none	none
Fidelity Real Estate Income Fund	none	none	none	none	none
Fidelity Series Blue Chip Growth Fund	none	none	none	none	none
Fidelity Series Real Estate Income Fund	none	none	none	none	none
Fidelity Series Small Cap Opportunities Fund	none	none	none	none	none
Fidelity Small Cap Growth Fund	none	none	none	none	none
Fidelity Small Cap Growth K6 Fund	none	none	none	none	none
Fidelity Small Cap Value Fund	none	none	$50,001–$100,000	none	none

FIDELITY SELECT PORTFOLIOS
Automotive Portfolio	none	none	none	none	none
Banking Portfolio	none	none	none	none	none
Biotechnology Portfolio	none	none	none	none	none
Brokerage and Investment Management Portfolio	none	none	none	none	none
Chemicals Portfolio	none	none	none	none	none
Communication Services Portfolio	none	none	none	none	over $100,000
Construction and Housing Portfolio	none	none	none	none	none
Consumer Discretionary Portfolio	none	none	none	none	over $100,000
Consumer Staples Portfolio	none	none	none	none	none
Defense and Aerospace Portfolio	none	none	none	none	none
Energy Portfolio	none	none	none	none	none
Financials Portfolio	none	none	none	none	none
FinTech Portfolio	none	none	none	none	none
Gold Portfolio	none	none	none	none	none
Health Care Portfolio	none	none	none	none	none
Health Care Services Portfolio	none	none	none	none	none
Industrials Portfolio	none	none	none	none	over $100,000
Insurance Portfolio	none	none	none	none	over $100,000
Fidelity International Real Estate Fund	none	none	none	none	none
Enterprise Technology Services Portfolio	none	none	none	none	none
Fidelity Environment and Alternative Energy Fund	none	none	none	none	none
Leisure Portfolio	none	none	none	none	none
Materials Portfolio	none	none	none	none	none
Medical Technology and Devices Portfolio	none	none	none	none	none
Fidelity Natural Resources Fund	none	none	none	none	none
Pharmaceuticals Portfolio	none	none	none	none	none
Retailing Portfolio	none	none	none	none	none
Fidelity Real Estate Investment Portfolio	none	none	none	none	none
Semiconductors Portfolio	none	none	none	none	over $100,000
Software and IT Services Portfolio	none	none	none	none	none
Tech Hardware Portfolio	none	none	none	none	none
Technology Portfolio	none	none	none	none	over $100,000
Telecommunications Portfolio	none	none	none	none	none
Fidelity Telecom and Utilities Fund	none	none	none	none	none
Transportation Portfolio	none	none	none	none	none
Utilities Portfolio	none	none	none	none	none
Wireless Portfolio	none	none	none	none	none

FIDELITY SUMMER STREET TRUST
Fidelity Agricultural Productivity Fund	none	none	none	none	none
Fidelity Capital & Income Fund	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley
FIDELITY SUMMER STREET TRUST
Fidelity Climate Action Fund	none	none	none	none	none
Fidelity Focused High Income Fund	none	none	none	none	none
Fidelity Global High Income Fund	none	none	none	none	none
Fidelity Healthy Future Fund	none	none	none	none	none
Fidelity High Income Fund	none	none	none	none	none
Fidelity New Markets Income Fund	none	none	none	none	none
Fidelity SAI High Income Fund	none	none	none	none	none
Fidelity SAI Sustainable Future Fund	none	none	none	none	none
Fidelity SAI Sustainable Sector Fund	none	none	none	none	none
Fidelity SAI Sustainable U.S. Equity Fund	none	none	none	none	none
Fidelity Series Floating Rate High Income Fund	none	none	none	none	none
Fidelity Series High Income Fund	none	none	none	none	none
Fidelity Series Sustainable U.S. Market Fund	none	none	none	none	none
Fidelity Short Duration High Income Fund	none	none	none	none	none
Fidelity Sustainable U.S. Equity Fund	none	none	none	none	none
Fidelity U.S. Low Volatility Equity Fund	none	none	none	none	none
Fidelity Water Sustainability Fund	none	none	none	none	none

FIDELITY TREND FUND
Fidelity Trend Fund	none	none	none	none	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	over $100,000	over $100,000	over $100,000	over $100,000

Interested Trustees

Dollar range of fund shares as of March 31, 2024	Jonathan Chiel
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	none
Fidelity Advisor Dividend Growth Fund	none
Fidelity Advisor Equity Growth Fund	none
Fidelity Advisor Equity Income Fund	none
Fidelity Advisor Equity Value Fund	none
Fidelity Advisor Floating Rate High Income Fund	none
Fidelity Advisor Growth & Income Fund	none
Fidelity Advisor Growth Opportunities Fund	none
Fidelity Advisor High Income Advantage Fund	none
Fidelity Advisor Large Cap Fund	none
Fidelity Advisor Leveraged Company Stock Fund	none
Fidelity Advisor Mid Cap II Fund	none
Fidelity Advisor Series Equity Growth Fund	none
Fidelity Advisor Series Growth Opportunities Fund	none
Fidelity Advisor Series Small Cap Fund	none
Fidelity Advisor Small Cap Fund	none
Fidelity Advisor Stock Selector Mid Cap Fund	none
Fidelity Advisor Value Fund	none
Fidelity Advisor Value Strategies Fund	$10,001–$50,000
Fidelity Real Estate High Income Fund	none

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none
Fidelity Advisor Consumer Discretionary Fund	none
Fidelity Advisor Energy Fund	none
Fidelity Advisor Financials Fund	none
Fidelity Advisor Global Real Estate Fund	none
Fidelity Advisor Health Care Fund	none
Fidelity Advisor Industrials Fund	none
Fidelity Advisor Real Estate Fund	none
Fidelity Advisor Semiconductors Fund	none
Fidelity Advisor Technology Fund	none
Fidelity Advisor Utilities Fund	none

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	none
Fidelity Advisor Emerging Asia Fund	none
Fidelity Advisor Focused Emerging Markets Fund	$10,001–$50,000
Fidelity Advisor Global Capital Appreciation Fund	none
Fidelity Advisor Global Equity Income Fund	none
Fidelity Advisor International Capital Appreciation Fund	none
Fidelity Advisor Overseas Fund	none
Fidelity Advisor Value Leaders Fund	none

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	none
Fidelity Disciplined Equity Fund	none
Fidelity Focused Stock Fund	$50,001–$100,000
Fidelity Stock Selector All Cap Fund	none
Fidelity Stock Selector Small Cap Fund	none
Fidelity Value Fund	$10,001–$50,000

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
Fidelity Emerging Markets Equity Central Fund	none
Fidelity Floating Rate Central Fund	none
Fidelity High Income Central Fund	none
Fidelity International Equity Central Fund	none
Fidelity Real Estate Equity Central Fund	none
Fidelity Specialized High Income Central Fund	none
Fidelity U.S. Equity Central Fund	none
FIDELITY COMMONWEALTH TRUST
Fidelity® Nasdaq Composite Index® ETF	none

Dollar range of fund shares as of March 31, 2024	Jonathan Chiel

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	over $100,000
Fidelity Extended Market Index Fund	$10,001–$50,000
Fidelity Flex 500 Index Fund	none
Fidelity Founders Fund	none
Fidelity International Index Fund	over $100,000
Fidelity Large Cap Stock Fund	none
Fidelity Large Cap Stock K6 Fund	none
Fidelity Mid-Cap Stock Fund	none
Fidelity Mid-Cap Stock K6 Fund	none
Fidelity® Nasdaq Composite Index® Fund	none
Fidelity SAI International Small Cap Index Fund	none
Fidelity SAI Japan Stock Index Fund	none
Fidelity Series International Index Fund	none
Fidelity Series Small Cap Core Fund	none
Fidelity Series Small Cap Discovery Fund	none
Fidelity Series Total Market Index Fund	none
Fidelity Small Cap Discovery Fund	$10,001–$50,000
Fidelity Small Cap Stock Fund	none
Fidelity Small Cap Stock K6 Fund	none
Fidelity Total Market Index Fund	over $100,000
Fidelity ZERO Extended Market Index Fund	none
Fidelity ZERO International Index Fund	none
Fidelity ZERO Large Cap Index Fund	none
Fidelity ZERO Total Market Index Fund	none
FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	none
Fidelity Contrafund	over $100,000
Fidelity Contrafund K6	over $100,000
Fidelity Series Opportunistic Insights Fund	none

FIDELITY COVINGTON TRUST
Fidelity Blue Chip Growth ETF	none
Fidelity Blue Chip Value ETF	none
Fidelity Clean Energy ETF	none
Fidelity Cloud Computing ETF	none
Fidelity Crypto Industry and Digital Payments ETF	none
Fidelity Digital Health ETF	none
Fidelity Disruptive Automation ETF	none
Fidelity Disruptive Communications ETF	none
Fidelity Disruptive Finance ETF	none
Fidelity Disruptive Medicine ETF	none
Fidelity Disruptive Technology ETF	none
Fidelity Disruptors ETF	none
Fidelity Dividend ETF for Rising Rates	none
Fidelity Electric Vehicles and Future Transportation ETF	none
Fidelity Emerging Markets Multifactor ETF	none
Fidelity Enhanced International ETF	none
Fidelity Enhanced Large Cap Core ETF	$10,001–$50,000
Fidelity Enhanced Large Cap Growth ETF	none
Fidelity Enhanced Large Cap Value ETF	$10,001–$50,000
Fidelity Enhanced Mid Cap ETF	none
Fidelity Enhanced Small Cap ETF	none
Fidelity Fundamental Large Cap Core ETF	none
Fidelity Fundamental Large Cap Growth ETF	none
Fidelity Fundamental Large Cap Value ETF	none
Fidelity Fundamental Small-Mid Cap ETF	none
Fidelity High Dividend ETF	none
Fidelity High Yield Factor ETF	none
Fidelity International High Dividend ETF	none
Fidelity International Multifactor ETF	none
Fidelity International Value Factor ETF	none

Dollar range of fund shares as of March 31, 2024	Jonathan Chiel
FIDELITY COVINGTON TRUST
Fidelity Low Volatility Factor ETF	$10,001–$50,000
Fidelity Magellan ETF	none
Fidelity Metaverse ETF	none
Fidelity Momentum Factor ETF	none
Fidelity MSCI Communication Services Index ETF	none
Fidelity MSCI Consumer Discretionary Index ETF	none
Fidelity MSCI Consumer Staples Index ETF	none
Fidelity MSCI Energy Index ETF	none
Fidelity MSCI Financials Index ETF	none
Fidelity MSCI Health Care Index ETF	none
Fidelity MSCI Industrials Index ETF	none
Fidelity MSCI Information Technology Index ETF	none
Fidelity MSCI Materials Index ETF	none
Fidelity MSCI Real Estate Index ETF	none
Fidelity MSCI Utilities Index ETF	$10,001–$50,000
Fidelity Preferred Securities & Income ETF	none
Fidelity Quality Factor ETF	none
Fidelity Real Estate Investment ETF	none
Fidelity Small-Mid Multifactor ETF	none
Fidelity Stocks for Inflation ETF	none
Fidelity Sustainable High Yield ETF	none
Fidelity Sustainable U.S. Equity ETF	none
Fidelity U.S. Multifactor ETF	none
Fidelity Value Factor ETF	none
Fidelity Women’s Leadership ETF	none

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	none
Fidelity Advisor Diversified Stock Fund	none

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	none
Fidelity Equity-Income K6 Fund	none
Fidelity Mid Cap Value Fund	none
Fidelity Mid Cap Value K6 Fund	none
Fidelity Series All-Sector Equity Fund	none
Fidelity Series Stock Selector Large Cap Value Fund	none
Fidelity Series Value Discovery Fund	none
Fidelity Stock Selector Large Cap Value Fund	none

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	none
Fidelity Equity Dividend Income Fund	$50,001–$100,000

FIDELITY HANOVER STREET TRUST
Fidelity Emerging Markets Debt Central Fund	none
Fidelity Emerging Markets Debt Local Currency Central Fund	none

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	over $100,000
Fidelity Growth Discovery Fund	none
Fidelity Mega Cap Stock Fund	none
Fidelity Series Emerging Markets Debt Fund	none
Fidelity Series Emerging Markets Debt Local Currency Fund	none
Fidelity Series Large Cap Stock Fund	none

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	none
Fidelity China Region Fund	none
Fidelity Diversified International Fund	none
Fidelity Diversified International K6 Fund	none
Fidelity Emerging Asia Fund	none
Fidelity Emerging Markets Discovery Fund	none
Fidelity Emerging Markets Fund	over $100,000
Fidelity Enduring Opportunities Fund	none

Dollar range of fund shares as of March 31, 2024	Jonathan Chiel
FIDELITY INVESTMENT TRUST
Fidelity Europe Fund	none
Fidelity Global Commodity Stock Fund	$1–$10,000
Fidelity Global Equity Income Fund	none
Fidelity Infrastructure Fund	none
Fidelity International Capital Appreciation Fund	$50,001–$100,000
Fidelity International Capital Appreciation K6 Fund	$10,001–$50,000
Fidelity International Discovery Fund	over $100,000
Fidelity International Discovery K6 Fund	none
Fidelity International Growth Fund	$10,001–$50,000
Fidelity International Small Cap Fund	$10,001–$50,000
Fidelity International Small Cap Opportunities Fund	$10,001–$50,000
Fidelity International Value Fund	none
Fidelity Japan Fund	none
Fidelity Japan Smaller Companies Fund	none
Fidelity Latin America Fund	none
Fidelity Nordic Fund	none
Fidelity Overseas Fund	over $100,000
Fidelity Pacific Basin Fund	none
Fidelity SAI International SMA Completion Fund	$1–$10,000
Fidelity SAI Sustainable Emerging Markets Equity Fund	none
Fidelity SAI Sustainable International Equity Fund	none
Fidelity Series Canada Fund	none
Fidelity Series Emerging Markets Fund	none
Fidelity Series Emerging Markets Opportunities Fund	none
Fidelity Series International Growth Fund	none
Fidelity Series International Small Cap Fund	none
Fidelity Series International Value Fund	none
Fidelity Series Overseas Fund	none
Fidelity Series Select International Small Cap Fund	none
Fidelity Series Sustainable Emerging Markets Fund	none
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	none
Fidelity Sustainable Emerging Markets Equity Fund	none
Fidelity Sustainable International Equity Fund	none
Fidelity Total Emerging Markets Fund	none
Fidelity Total International Equity Fund	over $100,000
Fidelity Worldwide Fund	$10,001–$50,000

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	$10,001–$50,000
Fidelity Magellan K6 Fund	none

FIDELITY MT. VERNON STREET TRUST
Fidelity Equity Growth K6 Fund	none
Fidelity Growth Company Fund	over $100,000
Fidelity Growth Company K6 Fund	$10,001–$50,000
Fidelity Growth Strategies Fund	none
Fidelity Growth Strategies K6 Fund	none
Fidelity® New Millennium Fund®	$10,001–$50,000
Fidelity Series Growth Company Fund	none

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	$50,001–$100,000
Fidelity Balanced K6 Fund	none
Fidelity Low-Priced Stock Fund	none
Fidelity Low-Priced Stock K6 Fund	none
Fidelity® Puritan® Fund	none
Fidelity Puritan K6 Fund	none
Fidelity Series Intrinsic Opportunities Fund	none
Fidelity Value Discovery Fund	$50,001–$100,000
Fidelity Value Discovery K6 Fund	$10,001–$50,000

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	$10,001–$50,000
Fidelity Blue Chip Growth K6 Fund	$50,001–$100,000

Dollar range of fund shares as of March 31, 2024	Jonathan Chiel

FIDELITY SECURITIES FUND
Fidelity Blue Chip Value Fund	none
Fidelity Dividend Growth Fund	$10,001–$50,000
Fidelity Growth & Income Portfolio	over $100,000
Fidelity Leveraged Company Stock Fund	$10,001–$50,000
Fidelity OTC K6 Portfolio	none
Fidelity OTC Portfolio	none
Fidelity Real Estate Income Fund	none
Fidelity Series Blue Chip Growth Fund	none
Fidelity Series Real Estate Income Fund	none
Fidelity Series Small Cap Opportunities Fund	none
Fidelity Small Cap Growth Fund	none
Fidelity Small Cap Growth K6 Fund	none
Fidelity Small Cap Value Fund	none

FIDELITY SELECT PORTFOLIOS
Automotive Portfolio	none
Banking Portfolio	none
Biotechnology Portfolio	none
Brokerage and Investment Management Portfolio	none
Chemicals Portfolio	none
Communication Services Portfolio	none
Construction and Housing Portfolio	none
Consumer Discretionary Portfolio	none
Consumer Staples Portfolio	none
Defense and Aerospace Portfolio	none
Energy Portfolio	none
Financials Portfolio	none
FinTech Portfolio	none
Gold Portfolio	none
Health Care Portfolio	none
Health Care Services Portfolio	none
Industrials Portfolio	none
Insurance Portfolio	none
International Real Estate Fund	none
Enterprise Technology Services Portfolio	none
Fidelity Environment and Alternative Energy Fund	none
Leisure Portfolio	none
Materials Portfolio	none
Medical Technology and Devices Portfolio	none
Fidelity Natural Resources Fund	none
Pharmaceuticals Portfolio	none
Retailing Portfolio	none
Fidelity Real Estate Investment Portfolio	none
Semiconductors Portfolio	none
Software and IT Services Portfolio	none
Tech Hardware Portfolio	none
Technology Portfolio	none
Telecommunications Portfolio	none
Fidelity Telecom and Utilities Fund	none
Transportation Portfolio	none
Utilities Portfolio	none
Wireless Portfolio	none

FIDELITY SUMMER STREET TRUST
Fidelity Agricultural Productivity Fund	none
Fidelity Capital & Income Fund	none
Fidelity Climate Action Fund	none
Fidelity Focused High Income Fund	none
Fidelity Global High Income Fund	none
Fidelity Healthy Future Fund	none
Fidelity High Income Fund	none
Fidelity New Markets Income Fund	none

Dollar range of fund shares as of March 31, 2024	Jonathan Chiel

FIDELITY SUMMER STREET TRUST
Fidelity SAI High Income Fund	none
Fidelity SAI Sustainable Future Fund	none
Fidelity SAI Sustainable Sector Fund	none
Fidelity SAI Sustainable U.S. Equity Fund	none
Fidelity Series Floating Rate High Income Fund	none
Fidelity Series High Income Fund	none
Fidelity Series Sustainable U.S. Market Fund	none
Fidelity Short Duration High Income Fund	none
Fidelity Sustainable U.S. Equity Fund	none
Fidelity U.S. Low Volatility Equity Fund	none
Fidelity Water Sustainability Fund	none
Fidelity Women’s Leadership Fund	none

FIDELITY TREND FUND
Fidelity Trend Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

APPENDIX I

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2023, as applicable. Jonathan Chiel, Bettina Doulton, Robert A. Lawrence, and Peter S. Lynch are interested persons and are compensated by Fidelity.

AGGREGATE COMPENSATION FROM A FUND	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	$163	$1,950	$2,090	$1,950	$1,950	$1,950
Fidelity Advisor Dividend Growth Fund	$107	$344	$369	$344	$344	$344
Fidelity Advisor Equity Growth Fund	$689	$1,871	$2,011	$1,871	$1,871	$1,871
Fidelity Advisor Equity Income Fund	$176	$565	$608	$565	$565	$565
Fidelity Advisor Equity Value Fund	$20	$68	$74	$68	$68	$68
Fidelity Advisor Floating Rate High Income Fund[2]	$831	$3,635	$3,903	$3,365	$3,365	$3,365
Fidelity Advisor Growth & Income Fund	$100	$285	$306	$285	$285	$285
Fidelity Advisor Growth Opportunities Fund	$1,606	$4,728	$5,081	$4,728	$4,728	$4,728
Fidelity Advisor High Income Advantage Fund	$137	$570	$612	$570	$570	$570
Fidelity Advisor Large Cap Fund	$111	$335	$360	$335	$335	$335
Fidelity Advisor Leveraged Company Stock Fund	$–	$305	$326	$305	$305	$305
Fidelity Advisor Mid Cap II Fund	$167	$429	$461	$429	$429	$429
Fidelity Advisor Series Equity Growth Fund	$98	$307	$330	$307	$307	$307
Fidelity Advisor Series Growth Opportunities Fund	$69	$217	$233	$217	$217	$217
Fidelity Advisor Series Small Cap Fund	$39	$123	$133	$123	$123	$123
Fidelity Advisor Small Cap Fund	$181	$573	$616	$573	$573	$573
Fidelity Advisor Stock Selector Mid Cap Fund	$187	$605	$650	$605	$605	$605
Fidelity Advisor Value Fund	$25	$117	$126	$117	$117	$117
Fidelity Advisor Value Strategies Fund	$161	$487	$523	$487	$487	$487
Fidelity Real Estate High Income Fund	$56	$201	$215	$201	$201	$201

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$–	$532	$570	$532	$532	$532
Fidelity Advisor Consumer Discretionary Fund	$–	$129	$139	$129	$129	$129
Fidelity Advisor Energy Fund	$–	$455	$487	$455	$455	$455
Fidelity Advisor Financials Fund	$–	$160	$171	$160	$160	$160
Fidelity Advisor Global Real Estate Fund	$–	$2	$2	$2	$2	$2
Fidelity Advisor Health Care Fund	$–	$1,785	$1,912	$1,785	$1,785	$1,785
Fidelity Advisor Industrials Fund	$–	$154	$165	$154	$154	$154
Fidelity Advisor Real Estate Fund	$–	$95	$101	$95	$95	$95
Fidelity Advisor Semiconductors Fund	$–	$263	$282	$263	$263	$263
Fidelity Advisor Technology Fund	$–	$1,166	$1,248	$1,166	$1,166	$1,166
Fidelity Advisor Utilities Fund	$–	$268	$287	$268	$268	$268

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	$103	$438	$471	$438	$438	$438
Fidelity Advisor Emerging Asia Fund	$32	$140	$150	$140	$140	$140
Fidelity Advisor Focused Emerging Markets Fund	$253	$864	$928	$864	$864	$864
Fidelity Advisor Global Capital Appreciation Fund	$7	$28	$31	$28	$28	$28
Fidelity Advisor Global Equity Income Fund	$8	$27	$29	$27	$27	$27
Fidelity Advisor International Capital Appreciation Fund	$424	$1,686	$1,810	$1,686	$1,686	$1,686
Fidelity Advisor Overseas Fund	$27	$113	$121	$113	$113	$113
Fidelity Advisor Value Leaders Fund	$2	$12	$13	$12	$12	$12

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	$402	$1,649	$1,771	$1,649	$1,649	$1,649
Fidelity Disciplined Equity Fund	$119	$477	$512	$477	$477	$477
Fidelity Focused Stock Fund	$203	$812	$872	$812	$812	$812
Fidelity Stock Selector All Cap Fund[3]	$248	$1,495	$1,604	$1,495	$1,495	$1,495
Fidelity Stock Selector Small Cap Fund	$177	$670	$719	$670	$670	$670
Fidelity Value Fund[4]	$569	$2,522	$2,707	$2,522	$2,522	$2,522

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
Fidelity Emerging Markets Equity Central Fund	$110	$651	$699	$651	$651	$651
Fidelity Floating Rate Central Fund	$72	$638	$684	$638	$638	$638
Fidelity High Income Central Fund	$36	$543	$582	$543	$543	$543
Fidelity International Equity Central Fund	$241	$1,384	$1,485	$1,384	$1,384	$1,384

AGGREGATE COMPENSATION FROM A FUND	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
Fidelity Real Estate Equity Central Fund	$46	$304	$327	$304	$304	$304
Fidelity Specialized High Income Central Fund	$9	$106	$113	$106	$106	$106
Fidelity U.S. Equity Central Fund	$–	$5,031	$5,381	$5,031	$5,031	$5,031

FIDELITY COMMONWEALTH TRUST
Fidelity® Nasdaq Composite Index® ETF	$481	$1,373	$1,476	$1,373	$1,373	$1,373

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund[5]	$72,565	$124,449	$133,840	$124,448	$124,448	$124,448
Fidelity Extended Market Index Fund[6]	$5,477	$9,660	$10,389	$9,660	$9,660	$9,660
Fidelity Flex 500 Index Fund	$595	$1,014	$1,091	$1,014	$1,014	$1,014
Fidelity Founders Fund	$23	$31	$34	$31	$31	$31
Fidelity International Index Fund[7]	$7,101	$12,595	$13,545	$12,595	$12,595	$12,594
Fidelity Large Cap Stock Fund	$693	$939	$1,010	$939	$939	$939
Fidelity Large Cap Stock K6 Fund	$8	$11	$12	$11	$11	$11
Fidelity Mid-Cap Stock Fund[8]	$1,488	$2,114	$2,274	$2,114	$2,114	$2,114
Fidelity Mid-Cap Stock K6 Fund	$185	$251	$270	$251	$251	$251
Fidelity® Nasdaq Composite Index® Fund	$1,242	$3,556	$3,822	$3,556	$3,556	$3,556
Fidelity SAI International Small Cap Index Fund	$49	$213	$229	$213	$213	$213
Fidelity SAI Japan Stock Index Fund	$55	$275	$295	$275	$275	$275
Fidelity Series International Index Fund	$25	$102	$110	$102	$102	$102
Fidelity Series Small Cap Core Fund	$20	$22	$23	$22	$22	$22
Fidelity Series Small Cap Discovery Fund	$245	$337	$363	$337	$337	$337
Fidelity Series Total Market Index Fund	$9,777	$16,955	$18,235	$16,955	$16,955	$16,955
Fidelity Small Cap Discovery Fund	$522	$740	$796	$740	$740	$740
Fidelity Small Cap Stock Fund	$238	$333	$358	$333	$333	$333
Fidelity Small Cap Stock K6 Fund	$12	$17	$19	$17	$17	$17
Fidelity Total Market Index Fund[9]	$12,903	$22,291	$23,974	$22,291	$22,291	$22,292
Fidelity ZERO Extended Market Index Fund	$102	$413	$443	$413	$413	$413
Fidelity ZERO International Index Fund	$250	$986	$1,059	$986	$986	$986
Fidelity ZERO Large Cap Index Fund	$478	$1,828	$1,963	$1,828	$1,828	$1,828
Fidelity ZERO Total Market Index Fund	$1,125	$4,269	$4,584	$4,269	$4,269	$4,269

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund[10]	$2,067	$5,038	$5,419	$5,038	$5,038	$5,038
Fidelity Contrafund[11]	$13,208	$31,665	$34,055	$31,665	$31,665	$31,665
Fidelity Contrafund K6	$3,173	$7,198	$7,741	$7,198	$7,198	$7,198
Fidelity Series Opportunistic Insights Fund	$1,074	$2,690	$2,893	$2,690	$2,690	$2,690

FIDELITY COVINGTON TRUST
Fidelity Blue Chip Growth ETF	$–	$133	$143	$133	$133	$133
Fidelity Blue Chip Value ETF	$–	$39	$42	$39	$39	$39
Fidelity Clean Energy ETF	$–	$12	$13	$12	$12	$12
Fidelity Cloud Computing ETF	$–	$7	$7	$7	$7	$7
Fidelity Crypto Industry and Digital Payments ETF	$–	$6	$7	$6	$6	$6
Fidelity Digital Health ETF	$–	$3	$3	$3	$3	$3
Fidelity Disruptive Automation ETF	$–	$32	$34	$32	$32	$32
Fidelity Disruptive Communications ETF	$–	$12	$13	$12	$12	$12
Fidelity Disruptive Finance ETF	$–	$16	$17	$16	$16	$16
Fidelity Disruptive Medicine ETF	$–	$15	$16	$15	$15	$15
Fidelity Disruptive Technology ETF	$–	$28	$30	$28	$28	$28
Fidelity Disruptors ETF	$–	$33	$35	$33	$33	$33
Fidelity Dividend ETF for Rising Rates	$–	$175	$188	$175	$175	$175
Fidelity Electric Vehicles and Future Transportation ETF	$–	$14	$15	$14	$14	$14
Fidelity Emerging Markets Multifactor ETF	$2	$7	$8	$7	$7	$7
Fidelity Enhanced International ETF	$40	$465	$499	$465	$465	$465
Fidelity Enhanced Large Cap Core ETF	$48	$618	$662	$618	$618	$618
Fidelity Enhanced Large Cap Growth ETF	$62	$606	$649	$606	$606	$606
Fidelity Enhanced Large Cap Value ETF	$133	$1,730	$1,854	$1,730	$1,730	$1,730
Fidelity Enhanced Mid Cap ETF	$43	$540	$579	$540	$540	$540
Fidelity Enhanced Small Cap ETF	$54	$129	$138	$129	$129	$129
Fidelity Fundamental Large Cap Core ETF	$–	$25	$27	$25	$25	$25
Fidelity Fundamental Large Cap Growth ETF	$–	$30	$32	$30	$30	$30

AGGREGATE COMPENSATION FROM A FUND	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

FIDELITY COVINGTON TRUST
Fidelity Fundamental Large Cap Value ETF[1]	$0	$4	$5	$4	$4	$4
Fidelity Fundamental Small-Mid Cap ETF	$–	$9	$10	$9	$9	$9
Fidelity High Dividend ETF	$–	$420	$450	$420	$420	$420
Fidelity High Yield Factor ETF	$6	$84	$90	$84	$84	$84
Fidelity International High Dividend ETF	$6	$27	$29	$27	$27	$27
Fidelity International Multifactor ETF	$2	$7	$7	$7	$7	$7
Fidelity International Value Factor ETF	$4	$14	$15	$14	$14	$14
Fidelity Low Volatility Factor ETF	$–	$146	$157	$146	$146	$146
Fidelity Magellan ETF	$–	$14	$15	$14	$14	$14
Fidelity Metaverse ETF	$–	$4	$4	$4	$4	$4
Fidelity Momentum Factor ETF	$–	$37	$40	$37	$37	$37
Fidelity MSCI Communication Services Index ETF	$–	$172	$184	$172	$172	$172
Fidelity MSCI Consumer Discretionary Index ETF	$–	$330	$354	$330	$330	$330
Fidelity MSCI Consumer Staples Index ETF	$–	$344	$368	$344	$344	$344
Fidelity MSCI Energy Index ETF	$–	$476	$510	$476	$476	$476
Fidelity MSCI Financials Index ETF	$–	$456	$488	$456	$456	$456
Fidelity MSCI Health Care Index ETF	$–	$935	$1,002	$935	$935	$935
Fidelity MSCI Industrials Index ETF	$–	$215	$230	$215	$215	$215
Fidelity MSCI Information Technology Index ETF	$–	$1,736	$1,860	$1,736	$1,736	$1,736
Fidelity MSCI Materials Index ETF	$–	$138	$147	$138	$138	$138
Fidelity MSCI Real Estate Index ETF	$–	$435	$465	$435	$435	$435
Fidelity MSCI Utilities Index ETF	$–	$652	$698	$652	$652	$652
Fidelity Preferred Securities & Income ETF	$1	$10	$10	$10	$10	$10
Fidelity Quality Factor ETF	$–	$83	$89	$83	$83	$83
Fidelity Real Estate Investment ETF	$–	$5	$6	$5	$5	$5
Fidelity Small-Mid Multifactor ETF	$–	$28	$30	$28	$28	$28
Fidelity Stocks for Inflation ETF	$–	$67	$71	$67	$67	$67
Fidelity Sustainable High Yield ETF	$0	$3	$3	$3	$3	$3
Fidelity Sustainable U.S. Equity ETF	$–	$2	$2	$2	$2	$2
Fidelity U.S. Multifactor ETF	$–	$7	$7	$7	$7	$7
Fidelity Value Factor ETF	$–	$143	$154	$143	$143	$143
Fidelity Women’s Leadership ETF	$–	$1	$1	$1	$1	$1

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	$188	$1,140	$1,223	$1,140	$1,140	$1,140
Fidelity Advisor Diversified Stock Fund	$132	$780	$837	$780	$780	$780

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund[12]	$1,061	$2,185	$2,350	$2,185	$2,185	$2,185
Fidelity Equity-Income K6 Fund	$20	$45	$48	$45	$45	$45
Fidelity Mid Cap Value Fund	$216	$455	$489	$455	$455	$455
Fidelity Mid Cap Value K6 Fund	$5	$10	$11	$10	$10	$10
Fidelity Series All-Sector Equity Fund	$429	$901	$969	$901	$901	$901
Fidelity Series Stock Selector Large Cap Value Fund	$1,397	$2,930	$3,152	$2,930	$2,930	$2,930
Fidelity Series Value Discovery Fund	$1,358	$2,817	$3,030	$2,817	$2,817	$2,817
Fidelity Stock Selector Large Cap Value Fund	$69	$143	$154	$143	$143	$143

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	$167	$528	$567	$528	$528	$528
Fidelity Equity Dividend Income Fund	$553	$1,790	$1,923	$1,790	$1,790	$1,790

FIDELITY HANOVER STREET TRUST
Fidelity Emerging Markets Debt Central Fund	$247	$648	$697	$648	$648	$648
Fidelity Emerging Markets Debt Local Currency Central Fund	$34	$75	$80	$75	$75	$75
FIDELITY HASTINGS STREET TRUST
Fidelity Fund	$–	$1,822	$1,949	$1,822	$1,822	$1,822
Fidelity Growth Discovery Fund	$–	$888	$951	$888	$888	$888
Fidelity Mega Cap Stock Fund	$–	$420	$449	$420	$420	$420
Fidelity Series Emerging Markets Debt Fund	$143	$365	$392	$365	$365	$365
Fidelity Series Emerging Markets Debt Local Currency Fund	$48	$123	$132	$123	$123	$123
Fidelity Series Large Cap Stock Fund	$–	$4,315	$4,617	$4,315	$4,315	$4,315

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	$65	$281	$302	$281	$281	$281
Fidelity China Region Fund	$71	$325	$348	$325	$325	$325

AGGREGATE COMPENSATION FROM A FUND	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

FIDELITY INVESTMENT TRUST
Fidelity Diversified International Fund[13]	$680	$2,912	$3,126	$2,912	$2,912	$2,912
Fidelity Diversified International K6 Fund	$314	$1,282	$1,376	$1,282	$1,282	$1,282
Fidelity Emerging Asia Fund	$68	$300	$322	$300	$300	$300
Fidelity Emerging Markets Discovery Fund	$63	$206	$221	$206	$206	$206
Fidelity Emerging Markets Fund	$534	$2,125	$2,281	$2,125	$2,125	$2,125
Fidelity Enduring Opportunities Fund	$1	$4	$4	$4	$4	$4
Fidelity Europe Fund	$44	$191	$205	$191	$191	$191
Fidelity Global Commodity Stock Fund	$90	$508	$546	$508	$508	$508
Fidelity Global Equity Income Fund	$12	$49	$53	$49	$49	$49
Fidelity Infrastructure Fund	$3	$15	$16	$15	$15	$15
Fidelity International Capital Appreciation Fund	$322	$1,330	$1,428	$1,330	$1,330	$1,330
Fidelity International Capital Appreciation K6 Fund	$78	$299	$321	$299	$299	$299
Fidelity International Discovery Fund[14]	$564	$2,432	$2,611	$2,432	$2,432	$2,432
Fidelity International Discovery K6 Fund	$46	$181	$195	$181	$181	$181
Fidelity International Growth Fund	$347	$1,364	$1,465	$1,364	$1,364	$1,364
Fidelity International Small Cap Fund	$274	$1,064	$1,143	$1,064	$1,064	$1,064
Fidelity International Small Cap Opportunities Fund	$77	$336	$361	$336	$336	$336
Fidelity International Value Fund	$53	$220	$236	$220	$220	$220
Fidelity Japan Fund	$51	$201	$215	$201	$201	$201
Fidelity Japan Smaller Companies Fund	$34	$127	$137	$127	$127	$127
Fidelity Latin America Fund	$20	$83	$89	$83	$83	$83
Fidelity Nordic Fund	$22	$94	$101	$94	$94	$94
Fidelity Overseas Fund[15]	$578	$2,385	$2,560	$2,385	$2,385	$2,385
Fidelity Pacific Basin Fund	$52	$230	$247	$230	$230	$230
Fidelity SAI International SMA Completion Fund	$40	$156	$167	$156	$156	$156
Fidelity SAI Sustainable Emerging Markets Equity Fund	$0	$1	$1	$1	$1	$1
Fidelity SAI Sustainable International Equity Fund	$0	$1	$1	$1	$1	$1
Fidelity Series Canada Fund	$358	$1,617	$1,736	$1,617	$1,617	$1,617
Fidelity Series Emerging Markets Fund	$326	$1,047	$1,124	$1,047	$1,047	$1,047
Fidelity Series Emerging Markets Opportunities Fund	$1,604	$7,202	$7,732	$7,202	$7,202	$7,202
Fidelity Series International Growth Fund	$977	$4,141	$4,446	$4,141	$4,141	$4,141
Fidelity Series International Small Cap Fund	$271	$1,142	$1,227	$1,142	$1,142	$1,142
Fidelity Series International Value Fund	$997	$4,154	$4,460	$4,154	$4,154	$4,154
Fidelity Series Overseas Fund	$979	$4,145	$4,450	$4,145	$4,145	$4,145
Fidelity Series Select International Small Cap Fund[1]	$0	$0	$0	$0	$0	$0
Fidelity Series Sustainable Emerging Markets Fund[1]	$1	$1	$1	$1	$1	$1
Fidelity Series Sustainable Non-U.S. Developed Markets Fund[1]	$1	$2	$2	$2	$2	$2
Fidelity Sustainable Emerging Markets Equity Fund	$0	$1	$1	$1	$1	$1
Fidelity Sustainable International Equity Fund	$1	$2	$2	$2	$2	$2
Fidelity Total Emerging Markets Fund	$17	$77	$82	$77	$77	$77
Fidelity Total International Equity Fund	$17	$67	$72	$67	$67	$67
Fidelity Worldwide Fund	$173	$694	$745	$694	$694	$694

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund[16]	$5,229	$7,964	$8,566	$7,965	$7,965	$7,965
Fidelity Magellan K6 Fund	$46	$70	$76	$70	$70	$70

FIDELITY MT. VERNON STREET TRUST
Fidelity Equity Growth K6 Fund[1]	$0	$0	$0	$0	$0	$0
Fidelity Growth Company Fund[17]	$4,729	$13,895	$14,932	$13,895	$13,895	$13,895
Fidelity Growth Company K6 Fund	$1,535	$4,161	$4,472	$4,161	$4,161	$4,161
Fidelity Growth Strategies Fund	$305	$927	$996	$927	$927	$927
Fidelity Growth Strategies K6 Fund	$14	$42	$45	$42	$42	$42
Fidelity® New Millennium Fund®	$329	$911	$980	$911	$911	$911
Fidelity Series Growth Company Fund	$1,290	$4,015	$4,315	$4,015	$4,015	$4,015

FIDELITY PURITAN TRUST
Fidelity Balanced Fund[18]	$973	$4,781	$12,793	$11,936	$11,936	$11,936
Fidelity Balanced K6 Fund	$38	$421	$451	$421	$421	$421
Fidelity Low-Priced Stock Fund[19]	$–	$8,556	$9,163	$8,556	$8,556	$8,556
Fidelity Low-Priced Stock K6 Fund	$–	$927	$993	$927	$927	$927
Fidelity® Puritan® Fund[20]	$665	$8,332	$8,930	$8,332	$8,332	$8,332
Fidelity Puritan K6 Fund	$26	$284	$304	$284	$284	$284

AGGREGATE COMPENSATION FROM A FUND	Vijay C. Advani		Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

FIDELITY PURITAN TRUST
Fidelity Series Intrinsic Opportunities Fund		$–	$1,311	$1,401	$1,311	$1,311	$1,311
Fidelity Value Discovery Fund		$–	$890	$954	$890	$890	$890
Fidelity Value Discovery K6 Fund		$–	$54	$58	$54	$54	$54

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund[21]		$–	$12,094	$12,953	$12,094	$12,094	$12,094
Fidelity Blue Chip Growth K6 Fund		$–	$2,150	$2,303	$2,150	$2,150	$2,150
Fidelity Blue Chip Value Fund	$		$234	$251	$234	$234	$234
Fidelity Dividend Growth Fund[22]		$–	$1,918	$2,054	$1,918	$1,918	$1,918
Fidelity Growth & Income Portfolio[23]		$–	$2,439	$2,613	$2,439	$2,439	$2,439
Fidelity Leveraged Company Stock Fund		$–	$605	$647	$605	$605	$605
Fidelity OTC K6 Portfolio		$–	$529	$567	$529	$529	$529
Fidelity OTC Portfolio[24]		$–	$6,621	$7,090	$6,620	$6,621	$6,621
Fidelity Real Estate Income Fund		$–	$1,541	$1,650	$1,541	$1,541	$1,541
Fidelity Series Blue Chip Growth Fund		$–	$2,396	$2,567	$2,396	$2,396	$2,396
Fidelity Series Real Estate Income Fund		$–	$151	$162	$151	$151	$151
Fidelity Series Small Cap Opportunities Fund		$–	$1,463	$1,567	$1,463	$1,463	$1,463
Fidelity Small Cap Growth Fund		$–	$1,571	$1,682	$1,571	$1,571	$1,571
Fidelity Small Cap Growth K6 Fund		$–	$437	$469	$437	$437	$437
Fidelity Small Cap Value Fund		$–	$1,468	$1,572	$1,468	$1,468	$1,468

FIDELITY SELECT PORTFOLIOS
Automotive Portfolio		$20	$34	$37	$34	$34	$34
Banking Portfolio		$61	$110	$119	$110	$110	$110
Biotechnology Portfolio[25]		$734	$1,393	$1,497	$1,392	$1,392	$1,392
Brokerage and Investment Management Portfolio		$118	$219	$235	$219	$219	$219
Chemicals Portfolio		$103	$191	$205	$191	$191	$191
Communication Services Portfolio		$196	$311	$335	$311	$311	$311
Construction and Housing Portfolio		$101	$169	$182	$169	$169	$169
Consumer Discretionary Portfolio		$80	$138	$149	$138	$138	$138
Consumer Staples Portfolio		$262	$475	$510	$475	$475	$475
Defense and Aerospace Portfolio		$245	$454	$488	$454	$454	$454
Energy Portfolio		$390	$741	$796	$741	$741	$741
Financials Portfolio		$88	$171	$184	$171	$171	$171
FinTech Portfolio		$17	$32	$34	$32	$32	$32
Gold Portfolio		$218	$171	$485	$451	$451	$451
Health Care Portfolio		$1284	$2419	$2602	$2419	$2419	$2419
Health Care Services Portfolio		$260	$486	$522	$486	$486	$486
Industrials Portfolio		$79	$139	$150	$139	$139	$139
Insurance Portfolio		$68	$486	$133	$124	$124	$124
Fidelity International Real Estate Fund		$79	$139	$150	$139	$139	$203
Enterprise Technology Services Portfolio		$326	$603	$649	$603	$603	$603
Fidelity Environment and Alternative Energy Fund		$–	$146	$157	$146	$146	$146
Leisure Portfolio		$103	$183	$196	$183	$183	$183
Materials Portfolio		$155	$293	$316	$293	$293	$293
Medical Technology and Devices Portfolio		$987	$1,941	$2,087	$1,941	$1,941	$1,941
Natural Resources Fund		$107	$206	$221	$206	$206	$206
Pharmaceuticals Portfolio		$140	$250	$269	$250	$250	$250
Retailing Portfolio		$462	$836	$899	$836	$836	$836
Fidelity Real Estate Investment Portfolio		$–	$1,030	$1,102	$1,030	$1,030	$1,030
Semiconductors Portfolio		$1,856	$3,020	$3,247	$3,020	$3,020	$3,020
Software and IT Services Portfolio		$1,787	$3,050	$3,280	$3,050	$3,050	$3,050
Tech Hardware Portfolio		$140	$243	$261	$243	$243	$243
Technology Portfolio		$1,950	$3,241	$3,486	$3,241	$3,241	$3,241
Telecommunications Portfolio		$30	$59	$63	$59	$59	$59
Fidelity Telecom and Utilities Fund		$124	$274	$294	$274	$274	$274
Transportation Portfolio		$95	$172	$185	$172	$172	$172
Utilities Portfolio		$208	$395	$425	$395	$395	$395
Wireless Portfolio		$51	$92	$99	$92	$92	$92
FIDELITY SUMMER STREET TRUST
Fidelity Agricultural Productivity Fund		$–	$40	$42	$40	$40	$40
Fidelity Capital & Income Fund[26]		$2,481	$3,412	$3,669	$3,412	$3,412	$3,412

AGGREGATE COMPENSATION FROM A FUND	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy
FIDELITY SUMMER STREET TRUST
Fidelity Climate Action Fund	$–	$6	$7	$6	$6	$6
Fidelity Focused High Income Fund	$43	$61	$65	$61	$61	$61
Fidelity Global High Income Fund	$16	$22	$24	$22	$22	$22
Fidelity Healthy Future Fund	$1	$2	$2	$2	$2	$2
Fidelity High Income Fund	$555	$785	$844	$785	$785	$785
Fidelity New Markets Income Fund	$478	$1,268	$1,364	$1,268	$1,268	$1,268
Fidelity SAI High Income Fund	$334	$467	$502	$467	$467	$467
Fidelity SAI Sustainable Future Fund	$–	$1	$1	$1	$1	$1
Fidelity SAI Sustainable Sector Fund	$–	$2	$2	$2	$2	$2
Fidelity SAI Sustainable U.S. Equity Fund	$–	$1	$1	$1	$1	$1
Fidelity Series Floating Rate High Income Fund	$11	$67	$72	$67	$67	$67
Fidelity Series High Income Fund	$261	$358	$385	$358	$358	$358
Fidelity Series Sustainable U.S. Market Fund[1]	$1	$2	$2	$2	$2	$2
Fidelity Short Duration High Income Fund	$76	$117	$125	$117	$117	$117
Fidelity Sustainable U.S. Equity Fund	$–	$5	$5	$5	$5	$5
Fidelity U.S. Low Volatility Equity Fund	$33	$49	$53	$49	$49	$49
Fidelity Water Sustainability Fund	$–	$27	$29	$27	$27	$27
Fidelity Women’s Leadership Fund	$31	$43	$46	$43	$43	$43

FIDELITY TREND FUND
Fidelity Trend Fund	$322	$768	$826	$768	$768	$768

TOTAL COMPENSATION FROM THE FUND COMPLEX(A)	$216,667	$530,000	$570,000	$530,000	$530,000	$530,000

(A)

Reflects compensation received for the calendar year ended December 31, 2023, for 322 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Vijay Advani, $128,708; Thomas P. Bostick, $120,000; Donald F. Donahue, $336,252; Vicki L. Fuller, $150,000; Thomas A. Kennedy, $156,083.

[1]	Estimated for the fund’s first full year.

[2]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $831; Thomas P. Bostick, $1,428; Donald F. Donahue, $3,635; Vicki L. Fuller, $1,785; Thomas A. Kennedy, $1,814.

[3]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $248; Thomas P. Bostick, $592; Donald F. Donahue, $1,604; Vicki L. Fuller, $740; Thomas A. Kennedy, $746.

[4]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $569; Thomas P. Bostick, $990; Donald F. Donahue, $2,707; Vicki L. Fuller, $1,238; Thomas A. Kennedy, $1,259.

[5]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $72,565; Thomas P. Bostick, $49,225; Donald F. Donahue, $133,840; Vicki L. Fuller, $59,497; Thomas A. Kennedy, $62,224.

[6]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $5,477; Thomas P. Bostick, $3,819; Donald F. Donahue, $10,389; Vicki L. Fuller, $4,620; Thomas A. Kennedy, $4,830.

[7]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $7,101; Thomas P. Bostick, $4,977; Donald F. Donahue, $13,545; Vicki L. Fuller, $6,023; Thomas A. Kennedy, $6,297.

[8]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $1,488; Thomas P. Bostick, $855; Donald F. Donahue, $2,274; Vicki L. Fuller, $1,008; Thomas A. Kennedy, $1,057.

[9]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $12,903; Thomas P. Bostick, $16,955; Donald F. Donahue, $18,235; Vicki L. Fuller, $10,658; Thomas A. Kennedy, $11,146.

[10]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $2,067; Thomas P. Bostick, $1,934; Donald F. Donahue, $5,419; Vicki L. Fuller, $2,417; Thomas A. Kennedy, $2,515.

[11]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $13,208; Thomas P. Bostick, $12,152; Donald F. Donahue, $34,055; Vicki L. Fuller, $15,190; Thomas A. Kennedy, $15,808.

[12]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $1,061; Thomas P. Bostick, $851; Donald F. Donahue, $2,350; Vicki L. Fuller, $1,047; Thomas A. Kennedy, $1,093.

[13]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $680; Thomas P. Bostick, $1,142; Donald F. Donahue, $3,126; Vicki L. Fuller, $1,427; Thomas A. Kennedy, $1,453.

[14]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $564; Thomas P. Bostick, $954; Donald F. Donahue, $2,611; Vicki L. Fuller, $1,193; Thomas A. Kennedy, $1,214.

[15]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $578; Thomas P. Bostick, $934; Donald F. Donahue, $2,560; Vicki L. Fuller, $1,168; Thomas A. Kennedy, $1,190.

[16]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $5,229; Thomas P. Bostick, $3,192; Donald F. Donahue, $8,566; Vicki L. Fuller, $3,801; Thomas A. Kennedy, $3,982.

[17]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $4,729; Thomas P. Bostick, $5,389; Donald F. Donahue, $14,932; Vicki L. Fuller, $6,737; Thomas A. Kennedy, $6,937.

[18]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $973; Thomas P. Bostick, $4,781; Donald F. Donahue, $12,793; Vicki L. Fuller, $5,976; Thomas A. Kennedy, $5,958.

[19]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Thomas P. Bostick, $3,460; Donald F. Donahue, $9,163; Vicki L. Fuller, $4,325; Thomas A. Kennedy, $4,271.

[20]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $665; Thomas P. Bostick, $3,339; Donald F. Donahue, $8,930; Vicki L. Fuller, $4,173; Thomas A. Kennedy, $4,159.

[21]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Thomas P. Bostick, $4,889; Donald F. Donahue, $12,953; Vicki L. Fuller, $6,111; Thomas A. Kennedy, $6,038.

[22]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Thomas P. Bostick, $775; Donald F. Donahue, $2,054; Vicki L. Fuller, $969; Thomas A. Kennedy, $958.

[23]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Thomas P. Bostick, $985; Donald F. Donahue, $2,613; Vicki L. Fuller, $1,231; Thomas A. Kennedy, $1,218.

[24]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Thomas P. Bostick, $2,677; Donald F. Donahue, $7,090; Vicki L. Fuller, $3,346; Thomas A. Kennedy, $3,305.

[25]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $734; Thomas P. Bostick, $549; Donald F. Donahue, $1,497; Vicki L. Fuller, $666; Thomas A. Kennedy, $696.

[26]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $2,481; Thomas P. Bostick, $1,383; Donald F. Donahue, $3,669; Vicki L. Fuller, $1,625; Thomas A. Kennedy, $1,706.

AGGREGATE COMPENSATION FROM A FUND	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	$1,925	$163	$2,308	$1,950	$2,058
Fidelity Advisor Dividend Growth Fund	$338	$107	$403	$344	$363
Fidelity Advisor Equity Growth Fund	$1,838	$689	$2,194	$1,871	$1,977
Fidelity Advisor Equity Income Fund	$556	$176	$663	$565	$597
Fidelity Advisor Equity Value Fund	$67	$20	$80	$68	$72
Fidelity Advisor Floating Rate High Income Fund[2]	$3,578	$831	$4,279	$3,635	$3,839
Fidelity Advisor Growth & Income Fund	$280	$100	$334	$285	$301
Fidelity Advisor Growth Opportunities Fund	$4,646	$1,606	$5,546	$4,728	$4,995
Fidelity Advisor High Income Advantage Fund	$561	$137	$670	$570	$602
Fidelity Advisor Large Cap Fund	$329	$111	$393	$335	$354
Fidelity Advisor Leveraged Company Stock Fund	$302	$–	$362	$305	$322
Fidelity Advisor Mid Cap II Fund	$421	$167	$502	$429	$453
Fidelity Advisor Series Equity Growth Fund	$302	$98	$360	$307	$324
Fidelity Advisor Series Growth Opportunities Fund	$213	$69	$254	$217	$229
Fidelity Advisor Series Small Cap Fund	$121	$39	$145	$123	$130
Fidelity Advisor Small Cap Fund	$563	$181	$672	$573	$605
Fidelity Advisor Stock Selector Mid Cap Fund	$594	$187	$709	$605	$639
Fidelity Advisor Value Fund	$116	$25	$138	$117	$124
Fidelity Advisor Value Strategies Fund	$478	$161	$571	$487	$514
Fidelity Real Estate High Income Fund	$197	$56	$235	$201	$212

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$526	$–	$632	$532	$562
Fidelity Advisor Consumer Discretionary Fund	$128	$–	$154	$129	$137
Fidelity Advisor Energy Fund	$450	$–	$540	$455	$480
Fidelity Advisor Financials Fund	$158	$–	$190	$160	$169
Fidelity Advisor Global Real Estate Fund	$2	$–	$2	$2	$2
Fidelity Advisor Health Care Fund	$1,765	$–	$2,119	$1,785	$1,884
Fidelity Advisor Industrials Fund	$152	$–	$183	$154	$163
Fidelity Advisor Real Estate Fund	$94	$–	$113	$95	$100
Fidelity Advisor Semiconductors Fund	$260	$–	$312	$263	$278
Fidelity Advisor Technology Fund	$1,152	$–	$1,382	$1,166	$1,230
Fidelity Advisor Utilities Fund	$265	$–	$318	$268	$283

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	$431	$103	$516	$438	$463
Fidelity Advisor Emerging Asia Fund	$138	$32	$165	$140	$148
Fidelity Advisor Focused Emerging Markets Fund	$850	$253	$1,015	$864	$913
Fidelity Advisor Global Capital Appreciation Fund	$28	$7	$33	$28	$30
Fidelity Advisor Global Equity Income Fund	$27	$8	$32	$27	$29
Fidelity Advisor International Capital Appreciation Fund	$1,658	$424	$1,982	$1,686	$1,780
Fidelity Advisor Overseas Fund	$111	$27	$133	$113	$119
Fidelity Advisor Value Leaders Fund	$12	$2	$14	$12	$12

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	$1,623	$402	$1,940	$1,649	$1,742
Fidelity Disciplined Equity Fund	$469	$119	$561	$477	$503
Fidelity Focused Stock Fund	$799	$203	$955	$812	$857
Fidelity Stock Selector All Cap Fund[3]	$659	$177	$788	$670	$707
Fidelity Stock Selector Small Cap Fund	$659	$177	$788	$670	$707
Fidelity Value Fund[4]	$2,482	$569	$2,968	$2,522	$2,663

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
Fidelity Emerging Markets Equity Central Fund	$641	$110	$767	$651	$687
Fidelity Floating Rate Central Fund	$630	$72	$755	$638	$674
Fidelity High Income Central Fund	$536	$36	$643	$543	$573
Fidelity International Equity Central Fund	$1,363	$241	$1,631	$1,384	$1,461
Fidelity Real Estate Equity Central Fund	$300	$46	$359	$304	$321
Fidelity Specialized High Income Central Fund	$104	$9	$125	$106	$112
Fidelity U.S. Equity Central Fund	$4,982	$–	$5,991	$5,031	$5,307

FIDELITY COMMONWEALTH TRUST
Fidelity® Nasdaq Composite Index® ETF	$1,349	$481	$1,610	$1,373	$1,451

AGGREGATE COMPENSATION FROM A FUND	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund[5]	$122,100	$72,565	$145,581	$124,449	$131,492
Fidelity Extended Market Index Fund[6]	$9,478	$5,477	$11,301	$9,660	$10,207
Fidelity Flex 500 Index Fund	$995	$595	$1,186	$1,014	$1,072
Fidelity Founders Fund	$31	$23	$37	$31	$33
Fidelity International Index Fund[7]	$12,357	$7,101	$14,733	$12,595	$13,308
Fidelity Large Cap Stock Fund	$921	$693	$1,099	$939	$992
Fidelity Large Cap Stock K6 Fund	$11	$8	$13	$11	$12
Fidelity Mid-Cap Stock Fund[8]	$2,074	$1,488	$2,473	$2,114	$2,234
Fidelity Mid-Cap Stock K6 Fund	$246	$185	$294	$251	$265
Fidelity® Nasdaq Composite Index® Fund	$3,494	$1,242	$4,171	$3,556	$3,757
Fidelity SAI International Small Cap Index Fund	$210	$49	$251	$213	$225
Fidelity SAI Japan Stock Index Fund	$271	$55	$324	$275	$290
Fidelity Series International Index Fund	$101	$25	$120	$102	$108
Fidelity Series Small Cap Core Fund	$21	$20	$25	$22	$23
Fidelity Series Small Cap Discovery Fund	$331	$245	$395	$337	$357
Fidelity Series Total Market Index Fund	$16,635	$9,777	$19,834	$16,955	$17,915
Fidelity Small Cap Discovery Fund	$726	$522	$866	$740	$782
Fidelity Small Cap Stock Fund	$326	$238	$389	$333	$352
Fidelity Small Cap Stock K6 Fund	$17	$12	$20	$17	$18
Fidelity Total Market Index Fund[9]	$21,871	$12,903	$26,077	$22,291	$23,553
Fidelity ZERO Extended Market Index Fund	$406	$102	$485	$413	$436
Fidelity ZERO International Index Fund	$970	$250	$1,160	$986	$1,042
Fidelity ZERO Large Cap Index Fund	$1,799	$478	$2,150	$1,828	$1,931
Fidelity ZERO Total Market Index Fund	$4,200	$1,125	$5,020	$4,269	$4,509

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund[10]	$4,943	$2,067	$5,894	$5,038	$5,324
Fidelity Contrafund[11]	$31,068	$13,208	$37,042	$31,665	$33,457
Fidelity Contrafund K6	$7,062	$3,173	$8,420	$7,198	$7,605
Fidelity Series Opportunistic Insights Fund	$2,639	$1,074	$3,147	$2,690	$2,842

FIDELITY COVINGTON TRUST
Fidelity Blue Chip Growth ETF	$132	$–	$158	$133	$141
Fidelity Blue Chip Value ETF	$39	$–	$46	$39	$41
Fidelity Clean Energy ETF	$12	$–	$14	$12	$12
Fidelity Cloud Computing ETF	$7	$–	$8	$7	$7
Fidelity Crypto Industry and Digital Payments ETF	$6	$–	$8	$6	$7
Fidelity Digital Health ETF	$3	$–	$4	$3	$3
Fidelity Disruptive Automation ETF	$32	$–	$39	$32	$34
Fidelity Disruptive Communications ETF	$12	$–	$14	$12	$13
Fidelity Disruptive Finance ETF	$16	$–	$19	$16	$17
Fidelity Disruptive Medicine ETF	$15	$–	$18	$15	$16
Fidelity Disruptive Technology ETF	$28	$–	$34	$28	$30
Fidelity Disruptors ETF	$32	$–	$39	$33	$34
Fidelity Dividend ETF for Rising Rates	$173	$–	$208	$175	$185
Fidelity Electric Vehicles and Future Transportation ETF	$14	$–	$17	$14	$15
Fidelity Emerging Markets Multifactor ETF	$7	$2	$9	$7	$8
Fidelity Enhanced International ETF	$459	$40	$550	$465	$491
Fidelity Enhanced Large Cap Core ETF	$610	$48	$732	$618	$652
Fidelity Enhanced Large Cap Growth ETF	$597	$62	$715	$606	$639
Fidelity Enhanced Large Cap Value ETF	$1,708	$133	$2,048	$1,730	$1,826
Fidelity Enhanced Mid Cap ETF	$533	$43	$639	$540	$570
Fidelity Enhanced Small Cap ETF	$126	$54	$150	$129	$136
Fidelity Fundamental Large Cap Core ETF	$24	$–	$29	$25	$26
Fidelity Fundamental Large Cap Growth ETF	$30	$–	$36	$30	$31
Fidelity Fundamental Large Cap Value ETF[1]	$4	$0	$5	$4	$5
Fidelity Fundamental Small-Mid Cap ETF	$9	$–	$11	$9	$9
Fidelity Growth Opportunities ETF	$30	$–	$36	$30	$32
Fidelity High Dividend ETF	$415	$–	$498	$420	$443
Fidelity High Yield Factor ETF	$83	$6	$99	$84	$89
Fidelity International High Dividend ETF	$27	$6	$32	$27	$29
Fidelity International Multifactor ETF	$6	$2	$8	$7	$7

AGGREGATE COMPENSATION FROM A FUND	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY COVINGTON TRUST
Fidelity International Value Factor ETF	$14	$4	$17	$14	$15
Fidelity Low Volatility Factor ETF	$144	$–	$173	$146	$154
Fidelity Magellan ETF	$13	$–	$16	$14	$14
Fidelity Metaverse ETF	$4	$–	$5	$4	$4
Fidelity Momentum Factor ETF	$37	$–	$44	$37	$39
Fidelity MSCI Communication Services Index ETF	$170	$–	$204	$172	$182
Fidelity MSCI Consumer Discretionary Index ETF	$326	$–	$392	$330	$348
Fidelity MSCI Consumer Staples Index ETF	$340	$–	$408	$344	$363
Fidelity MSCI Energy Index ETF	$471	$–	$565	$476	$503
Fidelity MSCI Financials Index ETF	$451	$–	$542	$456	$481
Fidelity MSCI Health Care Index ETF	$925	$–	$1,110	$935	$987
Fidelity MSCI Industrials Index ETF	$213	$–	$255	$215	$227
Fidelity MSCI Information Technology Index ETF	$1,716	$–	$2,059	$1,736	$1,832
Fidelity MSCI Materials Index ETF	$136	$–	$163	$138	$145
Fidelity MSCI Real Estate Index ETF	$430	$–	$517	$435	$459
Fidelity MSCI Utilities Index ETF	$644	$–	$773	$652	$688
Fidelity Preferred Securities & Income ETF	$10	$1	$12	$10	$10
Fidelity Quality Factor ETF	$82	$–	$98	$83	$87
Fidelity Real Estate Investment ETF	$5	$–	$6	$5	$5
Fidelity Small-Mid Multifactor ETF	$27	$–	$33	$28	$29
Fidelity Stocks for Inflation ETF	$66	$–	$79	$67	$70
Fidelity Sustainable High Yield ETF	$3	$–	$3	$3	$3
Fidelity Sustainable U.S. Equity ETF	$2	$–	$3	$2	$2
Fidelity U.S. Multifactor ETF	$7	$–	$8	$7	$7
Fidelity Value Factor ETF	$142	$–	$170	$143	$151
Fidelity Women’s Leadership ETF	$1	$–	$1	$1	$1

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	$1,123	$188	$1,344	$1,140	$1,203
Fidelity Advisor Diversified Stock Fund	$769	$132	$920	$780	$823

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund[12]	$2,144	$1,061	$2,556	$2,185	$2,309
Fidelity Equity-Income K6 Fund	$44	$20	$52	$45	$47
Fidelity Mid Cap Value Fund	$446	$216	$532	$455	$480
Fidelity Mid Cap Value K6 Fund	$10	$5	$12	$10	$11
Fidelity Series All-Sector Equity Fund	$884	$429	$1,055	$901	$952
Fidelity Series Stock Selector Large Cap Value Fund	$2,875	$1,397	$3,428	$2,930	$3,096
Fidelity Series Value Discovery Fund	$2,764	$1,358	$3,295	$2,817	$2,976
Fidelity Stock Selector Large Cap Value Fund	$141	$69	$168	$143	$152

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	$518	$167	$619	$528	$557
Fidelity Equity Dividend Income Fund	$1,759	$553	$2,100	$1,790	$1,891

FIDELITY HANOVER STREET TRUST
Fidelity Emerging Markets Debt Central Fund	$636	$247	$758	$648	$685
Fidelity Emerging Markets Debt Local Currency Central Fund	$73	$34	$87	$75	$79

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	$1,804	$–	$2,169	$1,822	$1,922
Fidelity Growth Discovery Fund	$880	$–	$1,057	$888	$937
Fidelity Mega Cap Stock Fund	$416	$–	$500	$420	$443
Fidelity Series Emerging Markets Debt Fund	$358	$143	$427	$365	$385
Fidelity Series Emerging Markets Debt Local Currency Fund	$120	$48	$144	$123	$130
Fidelity Series Large Cap Stock Fund	$4,270	$–	$5,132	$4,315	$4,552

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	$277	$65	$331	$281	$297
Fidelity China Region Fund	$319	$71	$382	$325	$343
Fidelity Diversified International Fund[13]	$2,865	$680	$3,425	$2,912	$3,075
Fidelity Diversified International K6 Fund	$1,261	$314	$1,507	$1,282	$1,354
Fidelity Emerging Asia Fund	$295	$68	$353	$300	$317
Fidelity Emerging Markets Discovery Fund	$202	$63	$242	$206	$218
Fidelity Emerging Markets Fund	$2,090	$534	$2,498	$2,125	$2,244

AGGREGATE COMPENSATION FROM A FUND	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY INVESTMENT TRUST
Fidelity Enduring Opportunities Fund	$4	$1	$4	$4	$4
Fidelity Europe Fund	$188	$44	$225	$191	$202
Fidelity Global Commodity Stock Fund	$500	$90	$599	$508	$537
Fidelity Global Equity Income Fund	$48	$12	$58	$49	$52
Fidelity Infrastructure Fund	$14	$3	$17	$15	$15
Fidelity International Capital Appreciation Fund	$1,309	$322	$1,565	$1,330	$1,405
Fidelity International Capital Appreciation K6 Fund	$294	$78	$352	$299	$316
Fidelity International Discovery Fund[14]	$2,394	$564	$2,862	$2,432	$2,569
Fidelity International Discovery K6 Fund	$178	$46	$213	$181	$191
Fidelity International Growth Fund	$1,342	$347	$1,604	$1,364	$1,441
Fidelity International Small Cap Fund	$1,047	$274	$1,252	$1,064	$1,124
Fidelity International Small Cap Opportunities Fund	$331	$77	$396	$336	$355
Fidelity International Value Fund	$216	$53	$258	$220	$232
Fidelity Japan Fund	$197	$51	$236	$201	$212
Fidelity Japan Smaller Companies Fund	$125	$34	$150	$127	$134
Fidelity Latin America Fund	$82	$20	$98	$83	$88
Fidelity Nordic Fund	$93	$22	$111	$94	$100
Fidelity Overseas Fund[15]	$2,346	$578	$2,805	$2,385	$578
Fidelity Pacific Basin Fund	$227	$52	$271	$230	$243
Fidelity SAI International SMA Completion Fund	$153	$40	$183	$156	$165
Fidelity SAI Sustainable Emerging Markets Equity Fund	$1	$0	$1	$1	$1
Fidelity SAI Sustainable International Equity Fund	$1	$0	$1	$1	$1
Fidelity Series Canada Fund	$1,592	$358	$1,904	$1,617	$1,708
Fidelity Series Emerging Markets Fund	$1,029	$326	$1,230	$1,047	$1,105
Fidelity Series Emerging Markets Opportunities Fund	$7,088	$1,604	$8,476	$7,202	$7,606
Fidelity Series International Growth Fund	$4,075	$977	$4,872	$4,141	$4,373
Fidelity Series International Small Cap Fund	$1,124	$271	$1,343	$1,142	$1,206
Fidelity Series International Value Fund	$4,088	$997	$4,887	$4,154	$4,387
Fidelity Series Overseas Fund	$4,079	$979	$4,876	$4,145	$4,377
Fidelity Series Select International Small Cap Fund[1]	$–	$–	$–	$–	$–
Fidelity Series Sustainable Emerging Markets Fund[1]	$1	$1	$2	$1	$1
Fidelity Series Sustainable Non-U.S. Developed Markets Fund[1]	$2	$1	$2	$2	$2
Fidelity Sustainable Emerging Markets Equity Fund	$1	$0	$2	$1	$1
Fidelity Sustainable International Equity Fund	$2	$1	$2	$2	$2
Fidelity Total Emerging Markets Fund	$76	$17	$90	$77	$81
Fidelity Total International Equity Fund	$66	$17	$78	$67	$70
Fidelity Worldwide Fund	$683	$173	$817	$694	$733

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund[16]	$7,814	$5,229	$9,317	$7,964	$8,415
Fidelity Magellan K6 Fund	$69	$46	$82	$70	$74

FIDELITY MT. VERNON STREET TRUST
Fidelity Equity Growth K6 Fund	$0	$0	$0	$0	$0
Fidelity Growth Company Fund[17]	$13,652	$4,729	$16,299	$13,895	$14,678
Fidelity Growth Company K6 Fund	$4,088	$1,535	$4,879	$4,161	$4,396
Fidelity Growth Strategies Fund	$911	$305	$1,088	$927	$979
Fidelity Growth Strategies K6 Fund	$41	$14	$49	$42	$44
Fidelity® New Millennium Fund®	$895	$329	$1,069	$911	$963
Fidelity Series Growth Company Fund	$3,945	$1,290	$4,709	$4,015	$4,242

FIDELITY PURITAN TRUST
Fidelity Balanced Fund[18]	$11,782	$973	$14,125	$11,936	$12,599
Fidelity Balanced K6 Fund	$415	$38	$497	$421	$444
Fidelity Low-Priced Stock Fund[19]	$8,458	$–	$10,153	$8,556	$9,029
Fidelity Low-Priced Stock K6 Fund	$916	$–	$1,100	$927	$978
Fidelity® Puritan® Fund[20]	$8,225	$665	$9,861	$8,332	$8,794
Fidelity Puritan K6 Fund	$280	$26	$335	$284	$299
Fidelity Series Intrinsic Opportunities Fund	$1,300	$–	$1,565	$1,311	$1,383
Fidelity Value Discovery Fund	$880	$–	$1,057	$890	$940
Fidelity Value Discovery K6 Fund	$53	$–	$64	$54	$57

AGGREGATE COMPENSATION FROM A FUND	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund[21]	$11,955	$–	$14,350	$12,094	$12,763
Fidelity Blue Chip Growth K6 Fund	$2,124	$–	$2,549	$2,150	$2,269
Fidelity Blue Chip Value Fund	$232	$–	$278	$234	$247
Fidelity Dividend Growth Fund[22]	$1,896	$–	$2,276	$1,918	$2,024
Fidelity Growth & Income Portfolio[23]	$2,411	$–	$2,893	$2,439	$2,574
Fidelity Leveraged Company Stock Fund	$598	$–	$718	$605	$638
Fidelity OTC K6 Portfolio	$523	$–	$628	$529	$558
Fidelity OTC Portfolio[24]	$6,544	$–	$7,856	$6,620	$6,986
Fidelity Real Estate Income Fund	$1,524	$–	$1,831	$1,541	$1,626
Fidelity Series Blue Chip Growth Fund	$2,367	$–	$2,840	$2,396	$2,529
Fidelity Series Real Estate Income Fund	$150	$–	$180	$151	$160
Fidelity Series Small Cap Opportunities Fund	$1,446	$–	$1,737	$1,463	$1,544
Fidelity Small Cap Growth Fund	$1,553	$–	$1,864	$1,571	$1,657
Fidelity Small Cap Growth K6 Fund	$432	$–	$518	$437	$462
Fidelity Small Cap Value Fund	$1,451	$–	$1,742	$1,468	$1,549

FIDELITY SELECT PORTFOLIOS
Automotive Portfolio	$34	$20	$40	$34	$36
Banking Portfolio	$108	$61	$129	$110	$117
Biotechnology Portfolio[25]	$1,366	$734	$1,629	$1,393	$1,471
Brokerage and Investment Management Portfolio	$214	$118	$256	$219	$231
Chemicals Portfolio	$187	$103	$223	$191	$202
Communication Services Portfolio	$305	$196	$364	$311	$329
Construction and Housing Portfolio	$166	$101	$198	$169	$179
Consumer Discretionary Portfolio	$136	$80	$162	$138	$146
Consumer Staples Portfolio	$466	$262	$555	$475	$501
Defense and Aerospace Portfolio	$446	$245	$531	$454	$480
Energy Portfolio	$727	$390	$866	$741	$783
Financials Portfolio	$168	$88	$200	$171	$181
FinTech Portfolio	$31	$17	$37	$32	$33
Gold Portfolio	$443	$218	$528	$451	$477
Health Care Portfolio	$2,374	$1,284	$2,830	$2,419	$2,556
Health Care Services Portfolio	$477	$260	$568	$486	$513
Industrials Portfolio	$137	$79	$163	$139	$147
Insurance Portfolio	$122	$68	$145	$124	$131
Fidelity International Real Estate Fund	$201	$–	$242	$203	$215
Enterprise Technology Services Portfolio	$592	$326	$706	$603	$637
Fidelity Environment and Alternative Energy Fund	$143	$82	$171	$146	$154
Leisure Portfolio	$179	$103	$214	$183	$193
Materials Portfolio	$288	$155	$343	$293	$310
Medical Technology and Devices Portfolio	$1,904	$987	$2,270	$1,941	$2,051
Fidelity Natural Resources Fund	$202	$107	$241	$206	$217
Pharmaceuticals Portfolio	$245	$140	$292	$250	$264
Retailing Portfolio	$820	$462	$978	$836	$883
Fidelity Real Estate Investment Portfolio	$1,020	$–	$1,225	$1,030	$1,087
Semiconductors Portfolio	$2,963	$1,856	$3,532	$3,020	$3,190
Software and IT Services Portfolio	$2,993	$1,787	$3,568	$3,050	$3,223
Tech Hardware Portfolio	$238	$140	$284	$243	$257
Technology Portfolio	$3,180	$1,950	$3,792	$3,241	$3,425
Telecommunications Portfolio	$58	$30	$69	$59	$62
Fidelity Telecom and Utilities Fund	$268	$124	$320	$274	$289
Transportation Portfolio	$169	$95	$201	$172	$182
Utilities Portfolio	$388	$208	$463	$395	$418
Wireless Portfolio	$90	$51	$108	$92	$97

FIDELITY SUMMER STREET TRUST
Fidelity Agricultural Productivity Fund	$39	$–	$47	$40	$42
Fidelity Capital & Income Fund[26]	$3,348	$2,481	$3,991	$3,412	$3,605
Fidelity Climate Action Fund	$6	$–	$7	$6	$7
Fidelity Focused High Income Fund	$60	$43	$71	$61	$64
Fidelity Global High Income Fund	$21	$16	$26	$22	$23
Fidelity Healthy Future Fund	$2	$1	$2	$2	$2

AGGREGATE COMPENSATION FROM A FUND	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

FIDELITY SUMMER STREET TRUST
Fidelity High Income Fund	$770	$555	$918	$785	$830
Fidelity New Markets Income Fund	$1,244	$478	$1,484	$1,268	$1,340
Fidelity SAI High Income Fund	$458	$334	$546	$467	$493
Fidelity SAI Sustainable Future Fund	$1	$–	$1	$1	$1
Fidelity SAI Sustainable Sector Fund	$2	$–	$2	$2	$2
Fidelity SAI Sustainable U.S. Equity Fund	$1	$–	$1	$1	$1
Fidelity Series Floating Rate High Income Fund	$66	$11	$79	$67	$71
Fidelity Series High Income Fund	$351	$261	$419	$358	$379
Fidelity Series Sustainable U.S. Market Fund[1]	$2	$1	$2	$2	$2
Fidelity Short Duration High Income Fund	$114	$76	$136	$117	$123
Fidelity Sustainable U.S. Equity Fund	$5	$–	$6	$5	$5
Fidelity U.S. Low Volatility Equity Fund	$48	$33	$58	$49	$52
Fidelity Water Sustainability Fund	$27	$–	$33	$27	$29
Fidelity Women’s Leadership Fund	$42	$31	$50	$43	$45

FIDELITY TREND FUND
Fidelity Trend Fund	$753	$322	$898	$768	$811

TOTAL COMPENSATION FROM THE FUND COMPLEX(A)	$520,000	$216,667	$620,000	$530,000	$560,000

A

Reflects compensation received for the calendar year ended December 31, 2023, for 322 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $128,708; Susan Tomasky: $180,000.

[1]	Estimated for the fund’s first full year.

[2]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $831; Susan Tomasky: $2,142.

[3]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $248; Susan Tomasky: $888.

[4]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $569; Susan Tomasky: $1,486.

[5]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $72,565; Susan Tomasky: $71,397.

[6]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Oscar Munoz: $1,332; Karen Peetz: $5,477; Susan Tomasky: $5,544.

[7]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Oscar Munoz: $1,712; Karen Peetz: $7,101; Susan Tomasky: $7,228.

[8]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Oscar Munoz: $528; Karen Peetz: $1,488; Susan Tomasky: $1,209.

[9]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Oscar Munoz: $3,095; Karen Peetz: $12,903; Susan Tomasky: $12,790.

[10]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $2,067; Susan Tomasky: $2,901.

[11]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $13,208; Susan Tomasky: $18,228.

[12]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Oscar Munoz: $145; Karen Peetz: $1,061; Susan Tomasky: $1,257.

[13]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $680; Susan Tomasky: $1,713.

[14]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $564; Susan Tomasky: $1,431.

[15]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Susan Tomasky: $1,402.

[16]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Oscar Munoz: $1,647; Karen Peetz: $5,229; Susan Tomasky: $4,561.

[17]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $4,729; Susan Tomasky: $8,084.

[18]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $973; Susan Tomasky: $7,172.

[19]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Susan Tomasky: $5,190.

[20]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $665; Susan Tomasky: $5,008.

[21]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Susan Tomasky: $7,333.

[22]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Susan Tomasky: $1,163.

[23]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Susan Tomasky: $1,477.

[24]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Susan Tomasky: $4,015.

[25]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Oscar Munoz: $169; Karen Peetz: $734; Susan Tomasky: $800.

[26]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Oscar Munoz: $897; Karen Peetz: 2,481; Susan Tomasky: $1,951.

APPENDIX J

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

January 31, 2024A,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Equity-Income Fund	$79,100	$5,400	$38,200	$1,800

Fidelity Equity-Income K6 Fund	$59,100	$–	$9,800	$1,200

Fidelity Mid Cap Value Fund	$52,700	$4,100	$10,900	$1,400

Fidelity Mid Cap Value K6 Fund	$37,800	$–	$7,400	$900

Fidelity Series All-Sector Equity Fund	$41,600	$–	$7,400	$1,100

Fidelity Series Stock Selector Large Cap Value Fund	$40,700	$3,700	$15,300	$1,200

Fidelity Series Sustainable U.S. Market Fund	$26,500	$1,700	$6,400	$600

Fidelity Series Value Discovery Fund	$43,300	$–	$9,800	$1,200

Fidelity Stock Selector Large Cap Value Fund	$44,500	$4,100	$8,400	$1,400

Fidelity Telecom and Utilities Fund	$38,500	$3,600	$8,400	$1,200

January 31, 2023A,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Equity-Income Fund	$63,000	$5,000	$18,200	$1,700

Fidelity Equity-Income K6 Fund	$45,800	$–	$10,200	$1,100

Fidelity Mid Cap Value Fund	$45,000	$3,800	$10,000	$1,300

Fidelity Mid Cap Value K6 Fund	$35,700	$–	$7,800	$900

Fidelity Series All-Sector Equity Fund	$41,700	$–	$8,100	$1,000

Fidelity Series Stock Selector Large Cap Value Fund	$40,200	$3,300	$8,100	$1,200

Fidelity Series Sustainable U.S. Market Fund	$–	$–	$–	$–

Fidelity Series Value Discovery Fund	$43,100	$–	$10,000	$1,100

Fidelity Stock Selector Large Cap Value Fund	$44,700	$3,800	$8,400	$1,300

Fidelity Telecom and Utilities Fund	$38,500	$3,300	$8,400	$1,200

February 29, 2024A,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity 500 Index Fund	$112,100	$5,500	$27,300	$1,800

Fidelity Flex 500 Index Fund	$42,800	$–	$9,500	$1,100

Automotive Portfolio	$28,800	$2,700	$6,800	$900

Banking Portfolio	$29,000	$2,800	$6,800	$900

Biotechnology Portfolio	$81.700	$6,900	$7,100	$2,300

Brokerage and Investment Management Portfolio	$29,200	$2,800	$6,800	$900

Chemicals Portfolio	$29,300	$2,700	$6,800	$900

Communication Services Portfolio	$33,700	$3,200	$7,500	$1,100

Consumer Discretionary Portfolio	$28,600	$2,700	$6,800	$900

Consumer Staples Portfolio	$35,000	$3,200	$6,800	$1,000

Construction and Housing Portfolio	$28,400	$2,700	$6,800	$900

Defense and Aerospace Portfolio	$29,300	$2,800	$7,500	$900

Energy Portfolio	$30,000	$2,800	$7,100	$900

Fidelity Enhanced Small Cap ETF	$39,200	$–	$9,800-	$100

Enterprise Technology Services Portfolio	$29,500	$2,800	$7,500	$900

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Environment and Alternative Energy Fund	$28,600	$2,700	$6,800	$900

Fidelity Extended Market Index Fund	$87,200	$5,700	$29,800	$1,900

Financials Portfolio	$29,700	$2,800	$6,800	$900

FinTech Portfolio	$29,200	$2,800	$6,800	$900

Gold Portfolio	$49,400	$5,000	$15,100	$1,700

Health Care Portfolio	$41,000	$3,700	$6,800	$1,200

Health Care Services Portfolio	$28,200	$2,700	$6,800	$900

Industrials Portfolio	$28,600	$2,700	$6,800	$900

Insurance Portfolio	$29,200	$2,800	$6,800	$900

Fidelity International Index Fund	$72,100	$5,900	$80,500	$1,900

Leisure Portfolio	$29,200	$2,800	$6,800	$900

Materials Portfolio	$35,000	$3,200	$6,800	$1,100

Medical Technology and Devices Portfolio	$28,500	$2,700	$6,800	$900

Fidelity Natural Resources Fund	$28100	$2,700	$6.800	$900

Retailing Portfolio	$30,100	$2,800	$7,500	$900

Pharmaceuticals Portfolio	$28,500	$2,700	$6,800	$900

Semiconductors Portfolio	$29,900	$2,800	$6,800	$900

Fidelity Series Total Market Index Fund	$61,900	$5,600	$14,200	$1,900

Software and IT Services Portfolio	$29,000	$2,700	$6,800	$900

Tech Hardware Portfolio	$29,800	$2,800	$6,800	$900

Technology Portfolio	$33,300	$2,900	$8,200	$1,000

Telecommunications Portfolio	$33,100	$3,300	$6,800	$1,000

Fidelity Total Market Index Fund	$67,500	$6,000	$14,700	$2,000

Transportation Portfolio	$28,800	$2,700	$6,800	$900

Utilities Portfolio	$29,400	$2,800	$6,800	$900

Wireless Portfolio	$28,100	$2,700	$6,800	$900

February 28, 2023A,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity 500 Index Fund	$70,400	$5,100	$18,300	$1,800

Fidelity Flex 500 Index Fund	$42,800	$–	$9,300	$1,100

Automotive Portfolio	$28,900	$2,600	$6,800	$900

Banking Portfolio	$29,100	$2,600	$6,800	$900

Biotechnology Portfolio	$82,500	$6,400	$19,600	$2,200

Brokerage and Investment Management Portfolio	$29,300	$2,600	$7,600	$900

Chemicals Portfolio	$28,700	$2,500	$7,600	$900

Communication Services Portfolio	$34,600	$3,000	$6,800	$1,000

Consumer Discretionary Portfolio	$28,700	$2,500	$6,800	$900

Consumer Staples Portfolio	$35,000	$3,000	$7,000	$1,000

Construction and Housing Portfolio	$28,500	$2,500	$6,800	$900

Defense and Aerospace Portfolio	$29,300	$2,600	$6,800	$900

Energy Portfolio	$32,900	$2,600	$12,100	$900

Fidelity Enhanced Small Cap ETF	$–	$–	$–	$–

Enterprise Technology Services Portfolio	$29,500	$2,600	$8,200	$900

Environment and Alternative Energy Fund	$28,700	$2,500	$6,800	$900

Fidelity Extended Market Index Fund	$72,000	$5,300	$14,800	$1,800

Financials Portfolio	$29,800	$2,600	$7,600	$900

FinTech Portfolio	$29,300	$2,600	$7,600	$900

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Gold Portfolio	$50,200	$4,600	$15,300	$1,600

Health Care Portfolio	$41,500	$3,500	$7,400	$1,200

Health Care Services Portfolio	$28,900	$2,600	$6,800	$900

Industrials Portfolio	$28,700	$2,500	$6,800	$900

Insurance Portfolio	$29,300	$2,600	$6,800	$900

Fidelity International Index Fund	$61,800	$5,500	$50,900	$1,900

Leisure Portfolio	$29,300	$2,600	$6,800	$900

Materials Portfolio	$35,000	$3,000	$6,800	$1,000

Medical Technology and Devices Portfolio	$28,900	$2,600	$6,800	$900

Fidelity Natural Resources Fund	$28,200	$2,500	$7,600	$900

Retailing Portfolio	$29,300	$2,600	$6,800	$900

Pharmaceuticals Portfolio	$28,700	$2,500	$6,800	$900

Semiconductors Portfolio	$29,500	$2,600	$8,900	$900

Fidelity Series Total Market Index Fund	$58,600	$5,100	$14,800	$1,800

Software and IT Services Portfolio	$28,500	$2,500	$7,600	$900

Tech Hardware Portfolio	$32,800	$2,600	$8,900	$900

Technology Portfolio	$33,300	$2,900	$8,200	$1,000

Telecommunications Portfolio	$34,400	$3,000	$6,800	$1,000

Fidelity Total Market Index Fund	$63,000	$5,500	$14,700	$1,900

Transportation Portfolio	$31,900	$2,600	$8,900	$900

Utilities Portfolio	$29,400	$2,600	$6,800	$900

Wireless Portfolio	$29,400	$2,600	$6,800	$900

March 31, 2023A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Magellan Fund	$84,200	$6,300	$83,400	$2,200

Fidelity Magellan K6 Fund	$68,100	$5,200	$15,600	$1,800

March 31, 2022A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Magellan Fund	$72,400	$6,600	$20,300	$2,200

Fidelity Magellan K6 Fund	$57,900	$6,000	$12,000	$2,000

April 30, 2023A,D

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Capital & Income Fund	$101,000	$8,100	$12,200	$2,800

Fidelity Focused High Income Fund	$63,200	$5,200	$8,800	$1,800

Fidelity Founders Fund	$29,700	$2,600	$6,800	$900

Fidelity Healthy Future Fund	$25,100	$2,200	$7,700	$700

Fidelity High Income Fund	$85,400	$6,700	$14,800	$2,300

Fidelity Global High Income Fund	$81,800	$6,600	$9,500	$2,300

Fidelity Large Cap Stock Fund	$43,900	$–	$9,400	$1,000

Fidelity Large Cap Stock K6 Fund	$43,600	$–	$7,900	$1,000

Fidelity Mid-Cap Stock Fund	$71,800	$–	$9,600	$1,100

Fidelity Mid-Cap Stock K6 Fund	$59,000	$3,400	$7,700	$1,200

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity SAI High Income Fund	$79,600	$5,900	$15,000	$2,000

Fidelity Series High Income Fund	$52,600	$–	$9,700	$1,300

Fidelity Series Small Cap Core Fund	$34,800	$–	$7,700	$400

Fidelity Series Small Cap Discovery Fund	$39,600	$–	$7,400	$1,000

Fidelity Short Duration High Income Fund	$55,300	$–	$9,700	$1,300

Fidelity Small Cap Discovery Fund	$41,600	$–	$7,400	$1,000

Fidelity Small Cap Stock Fund	$44,900	$–	$9,400	$1,000

Fidelity Small Cap Stock K6 Fund	$45,000	$–	$8,000	$1,000

Fidelity U.S. Low Volatility Equity Fund	$25,500	$2,500	$15,000	$2,000

Fidelity Women’s Leadership Fund	$39,600	$–	$7,400	$1,000

April 30, 2022A,D,E

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Capital & Income Fund	$96,000	$8,800	$12,100	$2,900

Fidelity Focused High Income Fund	$60,400	$5,700	$8,300	$1,900

Fidelity Founders Fund	$28,400	$2,700	$6,500	$900

Fidelity Healthy Future Fund	$–	$–	$–	$–

Fidelity High Income Fund	$76,500	$8,000	$15,500	$2,600

Fidelity Global High Income Fund	$77,900	$5,800	$9,600	$1,900

Fidelity Large Cap Stock Fund	$40,600	$–	$7,300	$1,000

Fidelity Large Cap Stock K6 Fund	$43,700	$–	$7,600	$1,000

Fidelity Mid-Cap Stock Fund	$58,200	$–	$9,100	$1,100

Fidelity Mid-Cap Stock K6 Fund	$47,300	$3,500	$13,500	$1,100

Fidelity SAI High Income Fund	$62,400	$5,400	$11,600	$1,800

Fidelity Series High Income Fund	$52,300	$–	$9,300	$1,200

Fidelity Series Small Cap Core Fund	$–	$–	$–	$–

Fidelity Series Small Cap Discovery Fund	$39,800	$–	$7,100	$900

Fidelity Short Duration High Income Fund	$54,900	$–	$9,300	$1,300

Fidelity Small Cap Discovery Fund	$41,800	$–	$7,100	$900

Fidelity Small Cap Stock Fund	$44,800	$–	$7,100	$1,000

Fidelity Small Cap Stock K6 Fund	$48,700	$–	$7,100	$1,000

Fidelity U.S. Low Volatility Equity Fund	$24,400	$2,600	$12,100	$900

Fidelity Women’s Leadership Fund	$39,200	$–	$7,100	$900

May 30, 2023A,F

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Agricultural Productivity Fund	$30,600	$–	$7,400	$800

Fidelity Climate Action Fund	$38,900	$–	$7,400	$900

Fidelity Disruptive Automation ETF	$–	$–	$–	$–

Fidelity Disruptive Communications ETF	$–	$–	$–	$–

Fidelity Disruptive Finance ETF	$–	$–	$–	$–

Fidelity Disruptive Medicine ETF	$–	$–	$–	$–

Fidelity Disruptive Technology ETF	$–	$–	$–	$–

Fidelity Disruptors ETF	$–	$–	$–	$–

Fidelity SAI Sustainable Future Fund	$29,200	$2,400	$7,000	$800

Fidelity SAI Sustainable Sector Fund	$29,200	$2,400	$7,000	$800

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity SAI Sustainable U.S. Equity Fund	$29,200	$2,400	$7,000	$800

Fidelity Sustainable U.S. Equity Fund	$38,900	$–	$7,400	$900

Fidelity Water Sustainability Fund	$36,700	$–	$7,400	$900

May 30, 2022A,F,G,H

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Agricultural Productivity Fund	$30,200	$–	$7,100	$700

Fidelity Climate Action Fund	$32,400	$–	$7,100	$800

Fidelity Disruptive Automation ETF	$–	$–	$–	$–

Fidelity Disruptive Communications ETF	$–	$–	$–	$–

Fidelity Disruptive Finance ETF	$–	$–	$–	$–

Fidelity Disruptive Medicine ETF	$–	$–	$–	$–

Fidelity Disruptive Technology ETF	$–	$–	$–	$–

Fidelity Disruptors ETF	$–	$–	$–	$–

Fidelity SAI Sustainable Future Fund	$20,400	$200	$6,100	$100

Fidelity SAI Sustainable Sector Fund	$20,400	$200	$6,100	$100

Fidelity SAI Sustainable U.S. Equity Fund	$20,400	$200	$6,100	$100

Fidelity Sustainable U.S. Equity Fund	$32,400	$–	$7,100	$800

Fidelity Water Sustainability Fund	$39,300	$–	$7,300	$800

June 30, 2023A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Clean Energy ETF	$14,400	$–	$4,000	$300

Fidelity Cloud Computing ETF	$14,400	$–	$4,000	$300

Fidelity Crypto Industry and Digital Payments ETF	$14,600	$–	$4,300	$300

Fidelity Digital Health ETF	$14,400	$–	$4,000	$300

Fidelity Electric Vehicles and Future Transportation ETF	$14,400	$–	$4,000	$300

Fidelity Fund	$48,900	$4,200	$10,900	$1,400

Fidelity Growth Discovery Fund	$36,800	$3,300	$12,600	$1,100

Fidelity Mega Cap Stock Fund	$44,400	$3,900	$17,900	$1,300

Fidelity Metaverse ETF	$14,600	$–	$4,300	$300

Fidelity Series Large Cap Stock Fund	$41,600	$3,900	$17,900	$1,300

Fidelity U.S. Equity Central Fund	$50,000	$–	$8,000	$1,100

June 30, 2022A,I

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Clean Energy ETF	$11,100	$–	$5,000	$200

Fidelity Cloud Computing ETF	$11,100	$–	$5,000	$200

Fidelity Crypto Industry and Digital Payments ETF	$8,800	$–	$3,700	$–

Fidelity Digital Health ETF	$11,100	$–	$5,000	$200

Fidelity Electric Vehicles and Future Transportation ETF	$11,100	$–	$5,000	$200

Fidelity Fund	$49,600	$4,500	$10,400	$1,500

Fidelity Growth Discovery Fund	$35,100	$3,400	$9,100	$1,100

Fidelity Mega Cap Stock Fund	$42,200	$3,900	$8,500	$1,300

Fidelity Metaverse ETF	$8,800	$–	$3,700	$–

Fidelity Series Large Cap Stock Fund	$38,700	$3,600	$8,300	$1,200

Fidelity U.S. Equity Central Fund	$46,700	$–	$9,900	$1,000

July 31, 2023A,J

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Biotechnology Fund	$51,900	$–	$7,200	$1,300

Fidelity Blue Chip Growth ETF	$14,900	$–	$4,600	$500

Fidelity Blue Chip Growth Fund	$92,900	$–	$9,200	$1,600

Fidelity Blue Chip Growth K6 Fund	$67,000	$–	$5,700	$1,100

Fidelity Blue Chip Value ETF	$14,900	$–	$4,600	$500

Fidelity Blue Chip Value Fund	$44,400	$3,900	$9,700	$1,300

Fidelity Advisor Consumer Discretionary Fund	$34,500	$–	$8,700	$900

Fidelity Dividend ETF for Rising Rates	$11,900	$–	$4,600	$400

Fidelity Dividend Growth Fund	$53,400	$4,600	$8,800	$1,600

Fidelity Advisor Energy Fund	$36,500	$–	$10,000	$1,000

Fidelity Advisor Financials Fund	$36,400	$–	$9,700	$1,000

Fidelity Advisor Global Real Estate Fund	$43,900	$–	$8,900	$1,100

Fidelity Growth & Income Portfolio	$60,600	$5,300	$28,200	$1,800

Fidelity Fundamental Large Cap Core ETF	$14,900	$–	$4,600	$500

Fidelity Fundamental Large Cap Growth ETF	$13,200	$–	$3,200	$300

Fidelity Fundamental Large Cap Value ETF	$–	$–	$–	$–

Fidelity Fundamental Small-Mid Cap ETF	$13,200	$–	$3,200	$300

Fidelity Advisor Health Care Fund	$36,400	$–	$8,900	$1,000

Fidelity High Dividend ETF	$12,000	$–	$4,600	$400

Fidelity Advisor Industrials Fund	$35,400	$–	$8,700	$900

Fidelity International Real Estate Fund	$43,800	$–	$8,600	$1,000

Fidelity Leveraged Company Stock Fund	$44,400	$4,100	$11,100	$1,400

Fidelity Advisor Leveraged Company Stock Fund	$45,800	$4,200	$11,100	$1,400

Fidelity Low Volatility Factor ETF	$11,700	$–	$4,400	$400

Fidelity Low-Priced Stock Fund	$97,300	$6,200	$92,700	$2,100

Fidelity Low-Priced Stock K6 Fund	$83,100	$–	$12,800	$1,800

Fidelity Magellan ETF	$13,200	$–	$3,200	$300

Fidelity Momentum Factor ETF	$11,700	$–	$4,400	$400

Fidelity MSCI Communication Services Index ETF	$14,000	$–	$3,800	$400

Fidelity MSCI Consumer Discretionary Index ETF	$14,000	$–	$3,800	$400

Fidelity MSCI Consumer Staples Index ETF	$14,000	$–	$3,800	$400

Fidelity MSCI Energy Index ETF	$14,000	$–	$3,800	$400

Fidelity MSCI Financials Index ETF	$14,000	$–	$3,800	$400

Fidelity MSCI Health Care Index ETF	$14,100	$–	$3,800	$400

Fidelity MSCI Industrials Index ETF	$14,000	$–	$3,800	$400

Fidelity MSCI Information Technology Index ETF	$14,100	$–	$3,800	$400

Fidelity MSCI Materials Index ETF	$14,000	$–	$3,800	$400

Fidelity MSCI Real Estate Index ETF	$14,000	$–	$3,800	$400

Fidelity MSCI Utilities Index ETF	$14,100	$–	$3,800	$400

Fidelity OTC K6 Portfolio	$76,900	$–	$8,900	$1,500

Fidelity OTC Portfolio	$78,600	$–	$10,600	$1,600

Fidelity Quality Factor ETF	$11,700	$–	$4,400	$400

Fidelity Advisor Real Estate Fund	$38,500	$–	$8,700	$1,000

Fidelity Real Estate Income Fund	$82,200	$–	$8,700	$1,900

Fidelity Real Estate Investment ETF	$13,200	$–	$3,200	$300

Fidelity Real Estate Investment Portfolio	$38,100	$–	$8,600	$1,000

Fidelity Advisor Semiconductors Fund	$34,500	$–	$7,200	$900

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Series Blue Chip Growth Fund	$65,500	$–	$7,400	$1,500

Fidelity Series Intrinsic Opportunities Fund	$54,800	$–	$10,300	$1,400

Fidelity Series Real Estate Income Fund	$72,200	$–	$8,700	$1,700

Fidelity Series Small Cap Opportunities Fund	$39,500	$–	$7,200	$1,000

Fidelity Small Cap Growth Fund	$50,700	$3,900	$21,300	$1,300

Fidelity Small Cap Growth K6 Fund	$47,900	$3,600	$8,500	$1,200

Fidelity Small Cap Value Fund	$46,000	$4,000	$8,800	$1,400

Fidelity Small-Mid Multifactor ETF	$14,500	$–	$4,900	$500

Fidelity Stocks for Inflation ETF	$14,000	$–	$3,800	$400

Fidelity Sustainable U.S. Equity ETF	$13,600	$–	$3,700	$300

Fidelity Advisor Technology Fund	$38,100	$–	$8,900	$1,000

Fidelity U.S. Multifactor ETF	$14,900	$–	$4,600	$500

Fidelity Advisor Utilities Fund	$34,100	$–	$8,900	$900

Fidelity Value Discovery Fund	$38,400	$–	$10,000	$900

Fidelity Value Discovery K6 Fund	$36,800	$–	$8,200	$900

Fidelity Value Factor ETF	$11,700	$–	$4,400	$400

Fidelity Women’s Leadership ETF	$13,600	$–	$3,700	$300

July 31, 2022A,G,H,I

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Biotechnology Fund	$51,600	$–	$7,100	$1,200

Fidelity Blue Chip Growth ETF	$14,400	$–	$4,600	$500

Fidelity Blue Chip Growth Fund	$81,900	$–	$9,400	$1,500

Fidelity Blue Chip Growth K6 Fund	$55,900	$–	$5,900	$1,000

Fidelity Blue Chip Value ETF	$14,400	$–	$4,600	$500

Fidelity Blue Chip Value Fund	$42,400	$3,900	$8,300	$1,300

Fidelity Advisor Consumer Discretionary Fund	$34,100	$–	$8,500	$900

Fidelity Dividend ETF for Rising Rates	$11,700	$–	$4,600	$400

Fidelity Dividend Growth Fund	$50,700	$4,500	$9,100	$1,500

Fidelity Advisor Energy Fund	$36,000	$–	$9,900	$900

Fidelity Advisor Financials Fund	$35,900	$–	$9,700	$900

Fidelity Advisor Global Real Estate Fund	$43,500	$–	$8,700	$1,000

Fidelity Growth & Income Portfolio	$57,400	$5,200	$10,700	$1,700

Fidelity Fundamental Large Cap Core ETF	$14,400	$–	$4,600	$500

Fidelity Fundamental Large Cap Growth ETF	$12,200	$–	$4,000	$300

Fidelity Fundamental Large Cap Value ETF	$–	$–	$–	$–

Fidelity Fundamental Small-Mid Cap ETF	$12,200	$–	$4,000	$300

Fidelity Advisor Health Care Fund	$35,800	$–	$9,000	$900

Fidelity High Dividend ETF	$11,700	$–	$4,600	$400

Fidelity Advisor Industrials Fund	$35,000	$–	$8,500	$900

Fidelity International Real Estate Fund	$43,400	$–	$9,000	$1,000

Fidelity Leveraged Company Stock Fund	$42,400	$4,100	$10,600	$1,400

Fidelity Advisor Leveraged Company Stock Fund	$43,700	$4,200	$11,200	$1,400

Fidelity Low Volatility Factor ETF	$11,400	$–	$4,400	$400

Fidelity Low-Priced Stock Fund	$86,500	$6,100	$29,100	$2,000

Fidelity Low-Priced Stock K6 Fund	$64,100	$5,300	$15,600	$1,800

Fidelity Magellan ETF	$12,200	$–	$4,000	$300

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Momentum Factor ETF	$11,400	$–	$4,400	$400

Fidelity MSCI Communication Services Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Consumer Discretionary Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Consumer Staples Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Energy Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Financials Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Health Care Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Industrials Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Information Technology Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Materials Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Real Estate Index ETF	$12,900	$–	$4,600	$300

Fidelity MSCI Utilities Index ETF	$12,900	$–	$4,600	$300

Fidelity OTC K6 Portfolio	$75,300	$–	$8,700	$1,400

Fidelity OTC Portfolio	$82,100	$–	$10,500	$1,500

Fidelity Quality Factor ETF	$11,400	$–	$4,400	$400

Fidelity Advisor Real Estate Fund	$38,000	$–	$8,500	$900

Fidelity Real Estate Income Fund	$81,500	$–	$9,300	$1,800

Fidelity Real Estate Investment ETF	$12,200	$–	$4,000	$300

Fidelity Real Estate Investment Portfolio	$37,600	$–	$8,400	$900

Fidelity Advisor Semiconductors Fund	$33,900	$–	$7,400	$800

Fidelity Series Blue Chip Growth Fund	$64,900	$–	$7,600	$1,400

Fidelity Series Intrinsic Opportunities Fund	$54,100	$–	$10,300	$1,300

Fidelity Series Real Estate Income Fund	$71,600	$–	$8,600	$1,600

Fidelity Series Small Cap Opportunities Fund	$39,100	$–	$7,600	$900

Fidelity Small Cap Growth Fund	$43,100	$3,900	$10,800	$1,300

Fidelity Small Cap Growth K6 Fund	$38,600	$3,600	$8,100	$1,200

Fidelity Small Cap Value Fund	$43,800	$4,000	$9,100	$1,300

Fidelity Small-Mid Multifactor ETF	$14,200	$–	$4,900	$500

Fidelity Stocks for Inflation ETF	$12,900	$–	$4,600	$300

Fidelity Sustainable U.S. Equity ETF	$12,500	$–	$4,500	$400

Fidelity Advisor Technology Fund	$37,400	$–	$8,700	$900

Fidelity U.S. Multifactor ETF	$14,400	$–	$4,600	$500

Fidelity Advisor Utilities Fund	$33,700	$–	$8,700	$800

Fidelity Value Discovery Fund	$35,100	$–	$8,000	$900

Fidelity Value Discovery K6 Fund	$33,800	$–	$8,300	$800

Fidelity Value Factor ETF	$11,400	$–	$4,400	$400

Fidelity Women’s Leadership ETF	$12,500	$–	$4,500	$400

August 31, 2023A,I

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Balanced Fund	$108,600	$7,200	$43,900	$2,400

Fidelity Advisor Balanced Fund	$79,500	$–	$13,200	$2,000

Fidelity Balanced K6 Fund	$88,200	$5,500	$17,600	$1,900

Fidelity Enhanced International ETF	$–	$–	$–	$–

Fidelity Enhanced Large Cap Core ETF	$–	$–	$–	$–

Fidelity Enhanced Large Cap Growth ETF	$–	$–	$–	$–

Fidelity Enhanced Large Cap Value ETF	$–	$–	$–	$–

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Enhanced Mid Cap ETF	$–	$–	$–	$–

Fidelity High Income Central Fund	$49,600	$–	$9,700	$1,300

Fidelity High Yield Factor ETF	$37,900	$–	$7,600	$1,200

Fidelity Preferred Securities & Income ETF	$38,200	$–	$7,600	$1,200

Fidelity Puritan Fund	$145,200	$10,300	$49,400	$3,500

Fidelity Puritan K6 Fund	$86,200	$5,800	$17,200	$2,000

Fidelity Specialized High Income Central Fund	$53,300	$–	$9,700	$1,300

Fidelity Sustainable High Yield ETF	$37,100	$–	$7,700	$1,100

August 31, 2022A,I,K

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Balanced Fund	$94,300	$7,000	$44,300	$2,400

Fidelity Advisor Balanced Fund	$79,800	$–	$13,300	$1,800

Fidelity Balanced K6 Fund	$71,400	$5,500	$21,400	$1,900

Fidelity Enhanced International ETF	$–	$–	$–	$–

Fidelity Enhanced Large Cap Core ETF	$–	$–	$–	$–

Fidelity Enhanced Large Cap Growth ETF	$–	$–	$–	$–

Fidelity Enhanced Large Cap Value ETF	$–	$–	$–	$–

Fidelity Enhanced Mid Cap ETF	$–	$–	$–	$–

Fidelity High Income Central Fund	$50,400	$–	$9,600	$1,200

Fidelity High Yield Factor ETF	$36,300	$–	$7,400	$1,100

Fidelity Preferred Securities & Income ETF	$36,400	$–	$7,400	$1,100

Fidelity Puritan Fund	$143,200	$10,100	$149,500	$3,400

Fidelity Puritan K6 Fund	$66,000	$5,900	$20,700	$2,000

Fidelity Specialized High Income Central Fund	$54,000	$–	$9,400	$1,300

Fidelity Sustainable High Yield ETF	$30,600	$–	$7,100	$600

September 30, 2023A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Capital Development Fund	$53,200	$–	$10,500	$1,400

Fidelity Advisor Diversified Stock Fund	$62,700	$–	$10,800	$1,600

Fidelity Emerging Markets Equity Central Fund	$40,800	$–	$10,800	$1,100

Fidelity Floating Rate Central Fund	$76,300	$–	$9,700	$1,800

Fidelity International Equity Central Fund	$46,000	$–	$11,000	$1,200

Fidelity Real Estate Equity Central Fund	$38,400	$–	$8,900	$1,000

Fidelity Series Floating Rate High Income Fund	$66,500	$–	$9,700	$1,600

Fidelity Stock Selector All Cap Fund	$28,100	$–	$7,800	$800

September 30, 2022A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Capital Development Fund	$52,500	$–	$10,000	$1,300

Fidelity Advisor Diversified Stock Fund	$62,000	$–	$10,300	$1,400

Fidelity Emerging Markets Equity Central Fund	$40,200	$–	$10,300	$1,000

Fidelity Floating Rate Central Fund	$75,700	$–	$9,100	$1,700

Fidelity International Equity Central Fund	$45,300	$–	$10,300	$1,100

Fidelity Real Estate Equity Central Fund	$37,900	$–	$8,500	$900

Fidelity Series Floating Rate High Income Fund	$66,000	$–	$9,100	$1,500

Fidelity Stock Selector All Cap Fund	$27,500	$–	$9,300	$700

October 31, 2023A,L

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Canada Fund	$51,400	$4,700	$11,500	$1,600

Fidelity Capital Appreciation Fund	$47,400	$4,200	$14,900	$1,400

Fidelity China Region Fund	$63,300	$5,600	$11,500	$1,900

Fidelity Disciplined Equity Fund	$44,700	$4,000	$8,200	$1,300

Fidelity Diversified International Fund	$53,600	$–	$12,300	$1,400

Fidelity Advisor Diversified International Fund	$50,100	$4,800	$41,300	$1,600

Fidelity Diversified International K6 Fund	$50,700	$–	$12,500	$1,300

Fidelity Emerging Asia Fund	$55,400	$5,000	$11,500	$1,700

Fidelity Advisor Emerging Asia Fund	$57,900	$5,300	$13,100	$1,800

Fidelity Emerging Markets Discovery Fund	$51,700	$4,700	$11,500	$1,600

Fidelity Emerging Markets Fund	$54,700	$5,200	$12,700	$1,700

Fidelity Emerging Markets Multifactor ETF	$19,100	$–	$3,800	$400

Fidelity Enduring Opportunities Fund	$29,700	$2,700	$6,800	$900

Fidelity Europe Fund	$58,900	$5,300	$19,900	$1,800

Fidelity Advisor Floating Rate High Income Fund	$78,200	$–	$9,700	$1,900

Fidelity Advisor Focused Emerging Markets Fund	$42,000	$–	$12,300	$1,200

Fidelity Focused Stock Fund	$29,300	$2,800	$23,800	$900

Fidelity Advisor Global Capital Appreciation Fund	$49,200	$4,700	$13,100	$1,600

Fidelity Global Commodity Stock Fund	$37,300	$3,300	$6,500	$1,100

Fidelity Global Equity Income Fund	$44,500	$–	$10,000	$1,200

Fidelity Advisor Global Equity Income Fund	$42,900	$4,100	$11,500	$1,400

Fidelity Advisor High Income Advantage Fund	$66,100	$–	$9,700	$1,600

Fidelity Infrastructure Fund	$38,300	$3,500	$8,500	$1,200

Fidelity International Capital Appreciation Fund	$49,800	$–	$12,000	$1,300

Fidelity Advisor International Capital Appreciation Fund	$51,100	$–	$12,000	$1,300

Fidelity International Capital Appreciation K6 Fund	$49,300	$–	$11,900	$1,300

Fidelity International Discovery Fund	$87,400	$5,900	$51,500	$2,000

Fidelity International Discovery K6 Fund	$46,200	$–	$12,300	$1,200

Fidelity International Growth Fund	$50,300	$4,600	$16,200	$1,600

Fidelity International High Dividend ETF	$19,100	$–	$3,800	$400

Fidelity International Multifactor ETF	$19,100	$–	$3,800	$400

Fidelity International Small Cap Fund	$56,000	$–	$12,000	$1,500

Fidelity International Small Cap Opportunities Fund	$49,900	$–	$9,700	$1,300

Fidelity International Value Factor ETF	$19,100	$–	$3,800	$400

Fidelity International Value Fund	$48,600	$–	$9,400	$1,200

Fidelity Japan Fund	$54,200	$5,000	$11,500	$1,700

Fidelity Japan Smaller Companies Fund	$45,400	$4,300	$11,500	$1,400

Fidelity Latin America Fund	$56,500	$5,100	$11,500	$1,700

Fidelity Nordic Fund	$44,800	$4,200	$28,500	$1,400

Fidelity Overseas Fund	$57,600	$5,300	$23,700	$1,800

Fidelity Advisor Overseas Fund	$58,000	$5,400	$28,400	$1,800

Fidelity Pacific Basin Fund	$55,100	$5,200	$14,300	$1,700

Fidelity SAI International SMA Completion Fund	$46,300	$–	$12,200	$1,300

Fidelity SAI International Small Cap Index Fund	$45,500	$–	$9,600	$1,200

Fidelity SAI Japan Stock Index Fund	$51,300	$4,700	$11,600	$1,600

Fidelity SAI Sustainable Emerging Markets Equity Fund	$39,500	$–	$10,600	$1,000

Fidelity SAI Sustainable International Equity Fund	$33,800	$–	$10,000	$900

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Series Canada Fund	$51,400	$4,400	$17,100	$1,500

Fidelity Series Emerging Markets Fund	$42,900	$–	$12,300	$1,200

Fidelity Series Emerging Markets Opportunities Fund	$43,200	$–	$12,300	$1,200

Fidelity Series International Growth Fund	$47,100	$3,900	$47,400	$1,300

Fidelity Series International Index Fund	$57,200	$–	$10,000	$1,400

Fidelity Series International Small Cap Fund	$41,500	$–	$9,400	$1,100

Fidelity Series International Value Fund	$43,100	$–	$9,400	$1,100

Fidelity Series Overseas Fund	$44,500	$–	$10,000	$1,200

Fidelity Series Select International Small Cap Fund	$36,100	$–	$9,600	$900

Fidelity Series Sustainable Emerging Markets Fund	$35,200	$–	$10,100	$400

Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$35,300	$–	$10,100	$400

Fidelity Stock Selector Small Cap Fund	$43,800	$–	$7,700	$1,100

Fidelity Sustainable Emerging Markets Equity Fund	$50,500	$4,600	$14,400	$1,600

Fidelity Sustainable International Equity Fund	$47,400	$–	$12,300	$1,200

Fidelity Total Emerging Markets Fund	$62,700	$5,400	$10,600	$1,800

Fidelity Total International Equity Fund	$52,300	$–	$11,800	$1,400

Fidelity Value Fund	$52,800	$4,900	$15,800	$1,700

Fidelity Advisor Value Fund	$42,700	$–	$9,700	$1,600

Fidelity Advisor Value Leaders Fund	$35,800	$3,600	$12,100	$1,200

Fidelity Worldwide Fund	$49,700	$–	$9,700	$1,300

Fidelity ZERO Extended Market Index Fund	$62,100	$–	$7,900	$1,500

Fidelity ZERO International Index Fund	$52,200	$–	$10,000	$1,300

Fidelity ZERO Large Cap Index Fund	$43,000	$–	$7,900	$1,100

Fidelity ZERO Total Market Index Fund	$39,500	$–	$7,700	$1,000

October 31, 2022A,F,L,M

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Canada Fund	$48,900	$4,500	$10,900	$1,500

Fidelity Capital Appreciation Fund	$45,100	$4,000	$8,900	$1,400

Fidelity China Region Fund	$60,300	$5,400	$10,900	$1,800

Fidelity Disciplined Equity Fund	$42,700	$3,800	$7,800	$1,300

Fidelity Diversified International Fund	$71,100	$–	$11,400	$1,300

Fidelity Advisor Diversified International Fund	$71,100	$–	$11,400	$1,300

Fidelity Diversified International K6 Fund	$65,200	$–	$11,400	$1,200

Fidelity Emerging Asia Fund	$52,800	$4,800	$11,800	$1,600

Fidelity Advisor Emerging Asia Fund	$55,300	$5,100	$13,300	$1,700

Fidelity Emerging Markets Discovery Fund	$46,300	$4,300	$10,900	$1,500

Fidelity Emerging Markets Fund	$77,300	$5,800	$13,300	$2,000

Fidelity Emerging Markets Multifactor ETF	$16,300	$–	$4,600	$400

Fidelity Enduring Opportunities Fund	$28,400	$2,600	$6,500	$900

Fidelity Europe Fund	$58,400	$5,100	$12,300	$1,700

Fidelity Advisor Floating Rate High Income Fund	$77,700	$–	$8,800	$1,700

Fidelity Advisor Focused Emerging Markets Fund	$41,900	$–	$11,200	$1,100

Fidelity Focused Stock Fund	$28,000	$2,700	$8,700	$900

Fidelity Advisor Global Capital Appreciation Fund	$47,000	$4,500	$12,400	$1,500

Fidelity Global Commodity Stock Fund	$35,500	$3,100	$6,000	$1,100

Fidelity Global Equity Income Fund	$44,100	$–	$9,300	$1,100

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Global Equity Income Fund	$41,000	$3,900	$10,900	$1,300

Fidelity Advisor High Income Advantage Fund	$66,100	$–	$8,800	$1,500

Fidelity Infrastructure Fund	$36,700	$3,300	$7,600	$1,100

Fidelity International Capital Appreciation Fund	$49,100	$–	$11,200	$1,200

Fidelity Advisor International Capital Appreciation Fund	$50,300	$–	$11,200	$1,200

Fidelity International Capital Appreciation K6 Fund	$49,400	$–	$11,100	$1,200

Fidelity International Discovery Fund	$102,300	$5,600	$39,100	$1,900

Fidelity International Discovery K6 Fund	$59,200	$–	$11,200	$1,100

Fidelity International Growth Fund	$55,800	$4,400	$11,400	$1,500

Fidelity International High Dividend ETF	$16,300	$–	$4,600	$400

Fidelity International Multifactor ETF	$16,300	$–	$4,600	$400

Fidelity International Small Cap Fund	$55,500	$–	$11,200	$1,300

Fidelity International Small Cap Opportunities Fund	$50,100	$–	$8,800	$1,200

Fidelity International Value Factor ETF	$16,300	$–	$4,600	$400

Fidelity International Value Fund	$51,200	$–	$8,800	$1,100

Fidelity Japan Fund	$51,800	$4,800	$10,900	$1,600

Fidelity Japan Smaller Companies Fund	$43,300	$4,100	$10,900	$1,400

Fidelity Latin America Fund	$54,000	$4,900	$10,900	$1,700

Fidelity Nordic Fund	$42,700	$4,000	$12,300	$1,400

Fidelity Overseas Fund	$77,600	$5,100	$15,400	$1,700

Fidelity Advisor Overseas Fund	$57,800	$5,100	$25,500	$1,700

Fidelity Pacific Basin Fund	$52,500	$4,900	$12,700	$1,700

Fidelity SAI International SMA Completion Fund	$45,700	$–	$11,400	$1,200

Fidelity SAI International Small Cap Index Fund	$45,200	$–	$8,900	$1,000

Fidelity SAI Japan Stock Index Fund	$48,700	$4,400	$12,600	$1,500

Fidelity SAI Sustainable Emerging Markets Equity Fund	$33,700	$–	$9,000	$500

Fidelity SAI Sustainable International Equity Fund	$28,600	$–	$9,000	$400

Fidelity Series Canada Fund	$43,400	$4,100	$11,000	$1,400

Fidelity Series Emerging Markets Fund	$44,300	$–	$11,200	$1,100

Fidelity Series Emerging Markets Opportunities Fund	$42,900	$–	$11,200	$1,100

Fidelity Series International Growth Fund	$52,600	$3,700	$13,200	$1,300

Fidelity Series International Index Fund	$59,100	$–	$9,100	$1,300

Fidelity Series International Small Cap Fund	$41,800	$–	$8,800	$1,000

Fidelity Series International Value Fund	$41,800	$–	$8,800	$1,000

Fidelity Series Overseas Fund	$44,100	$–	$9,300	$1,100

Fidelity Series Select International Small Cap Fund	$–	$–	$–	$–

Fidelity Series Sustainable Emerging Markets Fund	$–	$–	$–	$–

Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$–	$–	$–	$–

Fidelity Stock Selector Small Cap Fund	$44,100	$–	$6,900	$1,000

Fidelity Sustainable Emerging Markets Equity Fund	$40,600	$2,900	$11,300	$1,000

Fidelity Sustainable International Equity Fund	$39,300	$–	$11,200	$700

Fidelity Total Emerging Markets Fund	$53,200	$4,800	$10,100	$1,600

Fidelity Total International Equity Fund	$52,400	$–	$10,700	$1,300

Fidelity Value Fund	$49,900	$4,700	$14,400	$1,600

Fidelity Advisor Value Fund	$42,900	$–	$10,000	$1,100

Fidelity Advisor Value Leaders Fund	$34,200	$3,500	$11,500	$1,200

Fidelity Worldwide Fund	$49,700	$–	$8,800	$1,200

Fidelity ZERO Extended Market Index Fund	$61,400	$–	$7,600	$1,400

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity ZERO International Index Fund	$51,800	$–	$9,100	$1,200

Fidelity ZERO Large Cap Index Fund	$44,400	$–	$7,600	$1,000

Fidelity ZERO Total Market Index Fund	$40,500	$–	$7,100	$900

November 30, 2023A,N

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Convertible Securities Fund	$50,700	$4,800	$14,100	$1,600

Fidelity Advisor Dividend Growth Fund	$45,500	$4,000	$8,200	$1,400

Fidelity Equity Dividend Income Fund	$50,100	$4,700	$33,100	$1,600

Fidelity Equity Growth K6 Fund	$25,300	$600	$6,500	$200

Fidelity Advisor Equity Income Fund	$43,400	$–	$9,200	$1,100

Fidelity Advisor Equity Growth Fund	$46,800	$–	$8,900	$1,200

Fidelity Advisor Equity Value Fund	$41,200	$–	$10,500	$1,100

Fidelity Growth Company Fund	$71,700	$–	$9,200	$1,700

Fidelity Growth Company K6 Fund	$69,300	$–	$9,200	$1,700

Fidelity Advisor Growth & Income Fund	$42,800	$–	$7,400	$1,100

Fidelity Advisor Growth Opportunities Fund	$51,000	$–	$9,200	$1,300

Fidelity Growth Strategies Fund	$49,900	$3,800	$15,900	$1,300

Fidelity Growth Strategies K6 Fund	$44,100	$3,500	$8,500	$1,200

Fidelity Advisor Large Cap Fund	$44,000	$–	$7,600	$1,100

Fidelity Nasdaq Composite Index Fund	$62,700	$–	$9,800	$1,600

Fidelity Nasdaq Composite Index ETF	$48,900	$–	$13,100	$1,500

Fidelity New Millennium Fund	$58,100	$5,100	$9,900	$1,700

Fidelity Real Estate High Income Fund	$151,500	$12,400	$14,200	$4,200

Fidelity Series Growth Company Fund	$65,700	$–	$9,200	$1,600

Fidelity Advisor Series Equity Growth Fund	$25,100	$2,400	$6,800	$800

Fidelity Advisor Series Growth Opportunities Fund	$47,200	$–	$9,200	$1,200

Fidelity Advisor Series Small Cap Fund	$34,600	$3,200	$8,300	$1,100

Fidelity Advisor Small Cap Fund	$36,500	$3,300	$9,000	$1,100

Fidelity Advisor Stock Selector Mid Cap Fund	$42,800	$–	$7,400	$1,100

Fidelity Advisor Value Strategies Fund	$42,300	$–	$11,000	$1,200

November 30, 2022A,N

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Value Strategies Fund	$41,900	$–	$10,500	$1,100

Fidelity Growth Company Fund	$103,500	$–	$9,700	$1,600

Fidelity Advisor Equity Income Fund	$43,300	$–	$8,800	$1,000

Fidelity Advisor Equity Growth Fund	$46,900	$–	$8,500	$1,100

Fidelity Advisor Equity Value Fund	$41,200	$–	$10,000	$1,000

Fidelity Advisor Growth Opportunities Fund	$50,500	$–	$9,700	$1,200

Fidelity Advisor Growth & Income Fund	$43,000	$–	$7,100	$1,000

Fidelity Advisor Small Cap Fund	$36,500	$3,300	$9,000	$1,100

Fidelity New Millennium Fund	$55,300	$4,800	$67,200	$1,600

Fidelity Convertible Securities Fund	$48,300	$4,600	$13,600	$1,600

Fidelity Equity Dividend Income Fund	$47,500	$4,400	$12,500	$1,500

Fidelity Growth Strategies Fund	$40,400	$3,600	$8,000	$1,200

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Stock Selector Mid Cap Fund	$43,000	$–	$7,100	$1,000

Fidelity Advisor Large Cap Fund	$44,100	$–	$7,300	$1,000

Fidelity Real Estate High Income Fund	$151,500	$12,400	$14,200	$4,200

Fidelity Advisor Dividend Growth Fund	$45,500	$4,000	$8,200	$1,400

Fidelity Nasdaq Composite Index Fund	$62,100	$–	$9,300	$1,400

Fidelity Nasdaq Composite Index ETF	$46,400	$–	$13,600	$1,500

Fidelity Series Growth Company Fund	$65,300	$–	$8,800	$1,500

Fidelity Advisor Series Small Cap Fund	$34,600	$3,200	$8,300	$1,100

Fidelity Advisor Series Growth Opportunities Fund	$47,400	$–	$8,800	$1,100

Fidelity Advisor Series Equity Growth Fund	$25,100	$2,400	$6,800	$800

Fidelity Growth Strategies K6 Fund	$37,300	$3,300	$7,200	$1,100

Fidelity Growth Company K6 Fund	$95,200	$–	$8,800	$1,500

Fidelity Equity Growth K6 Fund	$–	$–	$–	$–

December 31, 2023A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Contrafund	$127,600	$7,100	$54,600	$2,400

Fidelity Contrafund K6	$109,400	$5,600	$36,800	$1,900

Fidelity Emerging Markets Debt Central Fund	$51,200	$4,300	$9,800	$1,400

Fidelity Emerging Markets Debt Local Currency Central Fund	$53,100	$4,400	$10,300	$1,500

Fidelity Advisor Mid Cap II Fund	$39,300	$–	$8,200	$900

Fidelity Advisor New Insights Fund	$76,000	$6,000	$24,900	$2,000

Fidelity New Markets Income Fund	$78,000	$5,900	$4,400	$2,100

Fidelity Series Emerging Markets Debt Fund	$53,400	$4,400	$10,300	$1,500

Fidelity Series Emerging Markets Debt Local Currency Fund	$52,500	$4,400	$9,800	$1,500

Fidelity Series Opportunistic Insights Fund	$69,200	$5,700	$12,900	$1,900

Fidelity Trend Fund	$50,200	$4,400	$12,700	$1,500

December 31, 2022A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Contrafund	$125,300	$7,200	$50,600	$2,500

Fidelity Contrafund K6	$103,200	$5,700	$42,000	$2,000

Fidelity Emerging Markets Debt Central Fund	$48,700	$4,300	$9,300	$1,500

Fidelity Emerging Markets Debt Local Currency Central Fund	$49,900	$4,400	$9,300	$1,500

Fidelity Advisor Mid Cap II Fund	$38,900	$–	$7,300	$900

Fidelity Advisor New Insights Fund	$69,100	$6,100	$71,400	$2,100

Fidelity New Markets Income Fund	$75,600	$6,300	$9,300	$2,200

Fidelity Series Emerging Markets Debt Fund	$50,300	$4,400	$9,300	$1,500

Fidelity Series Emerging Markets Debt Local Currency Fund	$49,900	$4,400	$9,300	$1,500

Fidelity Series Opportunistic Insights Fund	$64,900	$5,700	$12,400	$2,000

Fidelity Trend Fund	$47,700	$4,500	$12,100	$1,500

A	Amounts may reflect rounding.

B	Fidelity Series Sustainable U.S. Market Fund commenced operations on May 11, 2023.

C	Fidelity Enhanced Small Cap ETF commenced operations on November 17, 2023.

D	Fidelity Series Small Cap Core Fund commenced operations on November 4, 2022.

E	Fidelity Healthy Future Fund commenced operations on May 24, 2022.

F

Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, Fidelity SAI Sustainable U.S. Equity Fund, Fidelity SAI Sustainable Emerging Markets Equity Fund and Fidelity SAI Sustainable International Equity Fund commenced operations on April 14, 2022.

G

Fidelity Disruptive Automation ETF, Fidelity Disruptive Communications ETF, Fidelity Disruptive Finance ETF, Fidelity Disruptive Medicine ETF, Fidelity Disruptive Technology ETF, and Fidelity Disruptors ETF commenced operations on June 9, 2023.

H	Fidelity Crypto Industry and Digital Payments ETF and Fidelity Metaverse ETF commenced operations on April 19, 2022.

I

Fidelity Enhanced International ETF, Fidelity Enhanced Large Cap Core ETF, Fidelity Enhanced Large Cap Growth ETF, Fidelity Enhanced Large Cap Value ETF, and Fidelity Enhanced Mid Cap ETF operations on November 17, 2023.

J	Fidelity Fundamental Large Cap Value ETF commenced operations on February 22, 2024.

K	Fidelity Sustainable High Yield ETF commenced operations on February 15, 2022.

L	Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund commenced operations on May 11, 2023.

M	Fidelity Sustainable Emerging Markets Equity Fund and Fidelity Sustainable International Equity Fund commenced operations on February 10, 2022.

N	Fidelity Equity Growth K6 Fund commenced operations on August 24, 2023.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX K

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

January 31, 2024A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$935,000

PwC	$8,284,200	$61,000	$–

January 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$7,884,000	$1,000	$–

February 29, 2024A,M

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$75,000	$–	$935,000

PwC	$9,422,800	$61,000	$–

February 28, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$80,000	$–	$–

PwC	$8,469,200	$1,000	$–

March 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$8,199,200	$1,000	$–

March 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$7,914,600	$353,200	$–

April 30, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesC	$–	$–	$–

PwCD	$8,284,200	$1,000	$–

April 30, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesC	$–	$–	$–

PwCD	$7,914,600	$353,200	$–

May 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$8,284,200	$1,000	$–

May 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwCF	$7,914,600	$353,200	$–

June 30, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$8,284,200	$1,000	$–

June 30, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$7,914,600	$353,200	$–

July 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$8,284,200	$1,000	$–

July 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$7,914,600	$353,200	$–

August 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$8,284,200	$1,000	$–

August 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwCH	$7,914,600	$353,200	$–

September 30, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

September 30, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

October 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesI	$–	$–	$–

PwC	$8,284,200	$1,000	$–

October 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte EntitiesI,J	$–	$–	$–

PwCK	$7,914,600	$1,000	$–

November 30, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwCL	$8,284,200	$1,000	$–

November 30, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwCL	$7,914,600	$1,000	$–

December 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$8,284,200	$1,000	$–

December 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$7,914,600	$1,000	$–

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Fidelity Series Total Market Index Fund’s commencement of operations.

C	May include amounts billed prior to the Fidelity Series Small Cap Core Fund’s commencement of operations.

D	May include amounts billed prior to the Fidelity Healthy Future Fund’s commencement of operations.

E	May include amounts billed prior to the Fidelity Climate Action Fund and Fidelity Sustainable U.S. Equity Funds’ commencement of operations.

F	May include amounts billed prior to the Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Funds’ commencement of operations.

G	May include amounts billed prior to the Fidelity Crypto Industry and Digital Payments ETF and Fidelity Metaverse ETFs’ commencement of operations.

H	May include amounts billed prior to the Fidelity Sustainable High Yield ETF’s commencement of operations.

I

May include amounts billed prior to the Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund and Fidelity Sustainable International Equity Funds’ commencement of operations.

J

May include amounts billed prior to the Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Funds’ commencement of operations.

K	May include amounts billed prior to the Fidelity Sustainable Emerging Markets Equity Fund’s commencement of operations.

L	May include amounts billed prior to the Fidelity Equity Growth K6 Fund’s commencement of operations.

M	May include amounts billed prior to the Fidelity Enhanced Small Cap ETF’s commencement of operations.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX L

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Advisor Series I

PwC	July 31, 2023	$13,604,500

PwC	July 31, 2022	$13,252,000

Deloitte Entities	August 31, 2023	$257,800

Deloitte Entities	August 31, 2022	$472,700

Deloitte Entities	October 31, 2023	$278,000

Deloitte Entities	October 31, 2022	$489,500

Deloitte Entities	November 30, 2023	$333,400

Deloitte Entities	November 30, 2022	$544,900

PwC	November 30, 2023	$13,673,600

PwC	November 30, 2022	$12,963,400

Deloitte Entities	December 31, 2023	$465,800

Deloitte Entities	December 31, 2022	$529,800

Fidelity Advisor Series VII

Deloitte Entities	July 31, 2023	$349,400

Deloitte Entities	July 31, 2022	$562,400

Fidelity Advisor Series VIII

Deloitte Entities	October 31, 2023	$269,400

Deloitte Entities	October 31, 2022	$482,300

PwC	October 31, 2023	$13,744,600

PwC	October 31, 2022	$13,023,000

Fidelity Capital Trust

Deloitte Entities	September 30, 2023	$251,200

Deloitte Entities	September 30, 2022	$467,600

Deloitte Entities	October 31, 2023	$251,400

Deloitte Entities	October 31, 2022	$465,500

PwC	October 31, 2023	$13,671,700

PwC	October 31, 2022	$12,943,200

Fidelity Central Investment Portfolios LLC

Deloitte Entities	June 30, 2023	$251,700

Deloitte Entities	June 30, 2022	$468,500

Deloitte Entities	August 31, 2023	$264,600

Deloitte Entities	August 31, 2022	$479,100

Deloitte Entities	September 30, 2023	$288,100

Deloitte Entities	September 30, 2022	$500,500

Fidelity Commonwealth Trust

PwC	November 30, 2023	$13,602,400

PwC	November 30, 2022	$12,898,100

Fidelity Concord Street Trust

Deloitte Entities	February 29, 2024	$6,310,100

Deloitte Entities	February 28, 2023	$793,400

PwC	February 29, 2024	$15,233,200

PwC	February 28, 2023	$14,334,700

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Concord Street Trust

Deloitte Entities	April 30, 2023B	$316,900

Deloitte Entities	April 30, 2022B	$517,800

PwC	April 30, 2023B	$13,616,500

PwC	April 30, 2022B	$13,457,000

Deloitte Entities	October 31, 2023B	$303,200

Deloitte Entities	October 31, 2022B	$513,800

PwC	October 31, 2023B	$13,605,700

PwC	October 31, 2022B	$12,901,500

Deloitte Entities	November 30, 2023	$254,000

Deloitte Entities	November 30, 2022	$468,300

Fidelity Contrafund

PwC	December 31, 2023	$13,749,600

PwC	December 31, 2022	$13,092,700

Fidelity Covington Trust

PwC	February 29, 2024K	$15,038,400

PwC	February 28, 2023	$–

Deloitte Entities	June 30, 2023C	$269,000

Deloitte Entities	June 30, 2022C	$485,800

Deloitte Entities	July 31, 2023	$268,800

Deloitte Entities	July 31, 2022	$489,500

PwC	July 31, 2023	$13,642,800

PwC	July 31, 2022	$13,290,200

PwC	August 31, 2023D	$13,614,200

PwC	August 31, 2022D	$13,259,900

Deloitte Entities	October 31, 2023	$259,400

Deloitte Entities	October 31, 2022	$477,600

Fidelity Destiny Portfolios

Deloitte Entities	September 30, 2023	$266,900

Deloitte Entities	September 30, 2022	$480,600

Fidelity Devonshire Trust

Deloitte Entities	January 31, 2024	$1,228,800

Deloitte Entities	January 31, 2023	$282,800

PwC	January 31, 2024	$13,584,200

PwC	January 31, 2023	$13,223,700

Fidelity Financial Trust

PwC	November 30, 2023	$13,647,700

PwC	November 30, 2022	$12,921,200

Fidelity Hanover Street Trust

PwC	December 31, 2023	$12,913,300

PwC	December 31, 2022	$14,149,900

Fidelity Hastings Street Trust

PwC	June 30, 2023	$13,665,900

PwC	June 30, 2022	$13,342,000

PwC	December 31, 2023	$13,619,700

PwC	December 31, 2022	$12,913,400

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Investment Trust

Deloitte Entities	October 31, 2023F	$520,800

Deloitte Entities	October 31, 2022F,G	$682,700

PwC	October 31, 2023F	$14,077,300

PwC	October 31, 2022F,G	$13,266,000

Fidelity Magellan Fund

PwC	March 31, 2023	$13,617,300

PwC	March 31, 2022	$13,466,300

Fidelity Mt. Vernon Street Trust

Deloitte Entities	November 30, 2023H	$275,200

Deloitte Entities	November 30, 2022H	$489,500

PwC	November 30, 2023H	$13,646,000

PwC	November 30, 2022H	$12,981,000

Fidelity Puritan Trust

Deloitte Entities	July 31, 2023	$274,300

Deloitte Entities	July 31, 2022	$487,200

PwC	July 31, 2023	$13,708,800

PwC	July 31, 2022	$13,295,100

PwC	August 31, 2023	$13,754,500

PwC	August 31, 2022	$13,509,300

Fidelity Securities Fund

Deloitte Entities	July 31, 2023	$320,900

Deloitte Entities	July 31, 2022	$536,300

PwC	July 31, 2023	$13,723,600

PwC	July 31, 2022	$13,340,800

Fidelity Select Portfolios

PwC	January 31, 2024	$13,501,700

PwC	January 31, 2023	$13,170,500

PwC	February 29, 2024	$15,409,000

PwC	February 28, 2023	$14,590,100

Deloitte Entities	July 31, 2023	$262,500

Deloitte Entities	July 31, 2022	$476,900

Fidelity Summer Street Trust

PwC	January 31, 2024	$13,497,200

PwC	January 31, 2023	$13,157,600

Deloitte Entities	April 30, 2023I	$273,000

Deloitte Entities	April 30, 2022I	$486,700

PwC	April 30, 2023I	$13,717,800

PwC	April 30, 2022I	$13,534,700

Deloitte Entities	May 31, 2023	$283,700

Deloitte Entities	May 31, 2022J	$496,800

PwC	May 31, 2023	$13,639,900

PwC	May 31, 2022J	$13,363,900

Deloitte Entities	September 30, 2023	$253,900

Deloitte Entities	September 30, 2022	$468,200

PwC	December 31, 2023	$13,609,800

PwC	December 31, 2022	$12,900,800

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Trend Fund

PwC	December 31, 2023	$13,606,400

PwC	December 31, 2022	$12,901,100

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Fidelity Series Small Cap Core Fund’s commencement of operations.

C	May include amounts billed prior to the Fidelity Crypto Industry and Digital Payments ETF and Fidelity Metaverse ETF’s commencement of operations.

D	May include amounts billed prior to the Fidelity Sustainable High Yield ETF’s commencement of operations.

E

May include amounts billed prior to the Fidelity Series International Index Fund, Fidelity ZERO International Index Fund, Fidelity ZERO Total Market Index Fund, Fidelity ZERO Extended Market Index Fund and Fidelity ZERO Large Cap Index Funds’ commencement of operations.

F

May include amounts billed prior to the Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, Fidelity Sustainable Emerging Markets Equity Fund and Fidelity Sustainable International Equity Funds’ commencement of operations.

G

May include amounts billed prior to the Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Funds’ commencement of operations.

H	May include amounts billed prior to the Fidelity Equity Growth K6 Fund’s commencement of operations.

I	May include amounts billed prior to the Fidelity Healthy Future Fund’s commencement of operations.

J

May include amounts billed prior to the Fidelity Climate Action Fund, Fidelity Sustainable U.S. Equity Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Fund’s commencement of operations.

K	May include amounts billed prior to the Fidelity Enhanced Small Cap ETF’s commencement of operations.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9912386.100	EQP24-PXS-0524

Form of Proxy Card

PO Box 28015 Albuquerque, NM 87125-8015

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

EASY VOTING OPTIONS:

[Shareholder’s name and address prints here]	VOTE ON THE INTERNET Log on to: www.proxy-direct.com/fidelity Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

www.meetnow.global/MQZDHHG

on July 16, 2024 at 8:00 a.m., (ET)

To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

[Control Number]	[Security Code]

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

FIDELITY MUTUAL FUNDS

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Thomas A. Kennedy, William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) listed on the reverse side of this card, as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MQZDHHG, on July 16, 2024 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity VOTE VIA THE TELEPHONE: 1-800-337-3503

[Control Number]	[Security Code]

FEF_33945_042424_C

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held virtually on July 16, 2024.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement for this meeting are available at:

https://www.proxy-direct.com/fidelity

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24
Fund Name25	Fund Name26	Fund Name27
Fund Name28	Fund Name29	Fund Name30
Fund Name31	Fund Name32	Fund Name33
Fund Name34	Fund Name35	Fund Name36
Fund Name37	Fund Name38	Fund Name39
Fund Name40	Fund Name41	Fund Name42
Fund Name43	Fund Name44	Fund Name45
Fund Name46	Fund Name47	Fund Name48
Fund Name49	Fund Name50	Fund Name51
Fund Name52	Fund Name53	Fund Name54
Fund Name55	Fund Name56	Fund Name57
Fund Name58	Fund Name59	Fund Name60

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSAL 1.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1:

1.	To elect a Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Bettina Doulton	02.	Robert A. Lawrence	03.	Vijay C. Advani	04.	Thomas P. Bostick	☐	☐	☐
	05.	Donald F. Donahue	06.	Vicki L. Fuller	07.	Patricia L. Kampling	08.	Thomas A. Kennedy
	09.	Oscar Munoz	10.	Karen B. Peetz	11.	David M. Thomas	12.	Susan Tomasky
	13.	Michael E. Wiley

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided: _______________________________________________

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	FEF1 33945	xxxxxxxxxxxxxx

Form of Proxy Card

PO Box 28015 Albuquerque, NM 87125-8015

Individual SmartCard™

This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner.

EASY VOTING OPTIONS:

[Shareholder’s name and address prints here]	VOTE ON THE INTERNET Log on to: www.proxy-direct.com/fidelity Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

www.meetnow.global/MQZDHHG

on July 16, 2024 at 8:00 a.m., (ET)

To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

[Control Number]	[Security Code]

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

FIDELITY MUTUAL FUNDS

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Thomas A. Kennedy, William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) listed on the reverse side of this card, as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MQZDHHG, on July 16, 2024 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity VOTE VIA THE TELEPHONE: 1-800-337-3503

[Control Number]	[Security Code]

FEF_33945_050324_I

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held virtually on July 16, 2024.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement for this meeting are available at:

https://www.proxy-direct.com/fidelity

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24
Fund Name25	Fund Name26	Fund Name27
Fund Name28	Fund Name29	Fund Name30
Fund Name31	Fund Name32	Fund Name33
Fund Name34	Fund Name35	Fund Name36
Fund Name37	Fund Name38	Fund Name39
Fund Name40	Fund Name41	Fund Name42
Fund Name43	Fund Name44	Fund Name45
Fund Name46	Fund Name47	Fund Name48
Fund Name49	Fund Name50	Fund Name51
Fund Name52	Fund Name53	Fund Name54
Fund Name55	Fund Name56	Fund Name57
Fund Name58	Fund Name59	Fund Name60

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSAL 1.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1:

1.	To elect a Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. 05. 09. 13.	Bettina Doulton Donald F. Donahue Oscar Munoz Michael E. Wiley	02. 06. 10.	Robert A. Lawrence Vicki L. Fuller Karen B. Peetz	03. 07. 11.	Vijay C. Advani Patricia L. Kampling David M. Thomas	04. 08. 12.	Thomas P. Bostick Thomas A. Kennedy Susan Tomasky	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided:

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx            FEF2 33945            xxxxxxxxxxxxxx

PO Box 28015

Albuquerque, NM 87125-8015

Consolidated SmartNotice

This notice represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this notice.

IMPORTANT PROXY INFORMATION

    Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.

When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on July 16, 2024.

The Special Meeting of Shareholders will be held virtually at the following Website: www.meetnow.global/MQZDHHG, on July 16, 2024, at 8:00 a.m., Eastern Time. To participate in the Virtual Meeting please follow the instructions in the Proxy Materials and enter the 14-digit control number from the shaded box on this Notice.

As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Special Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares.

The Proxy Materials, which include the Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at:

https://www.proxy-direct.com/Fidelity

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than July 5, 2024, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

   EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/Fidelity

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U. S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

-  Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-  If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JULY 5, 2024, TO FACILITATE TIMELY DELIVERY.

FEF_33945_NA_042424_C

The following matter will be considered at the Meeting:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1:

1.	To elect a Board of Trustees.

01. Bettina Doulton 05. Donald F. Donahue 09. Oscar Munoz 13. Michael E. Wiley	02. Robert A. Lawrence 06. Vicki L. Fuller 10. Karen B. Peetz	03. Vijay C. Advani 07. Patricia L. Kampling 11. David M. Thomas	04. Thomas P. Bostick 08. Thomas A. Kennedy 12. Susan Tomasky

Please refer to the Proxy Materials for further details on the proposal and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

In connection with a portion of this proxy campaign, the Funds have elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet or request a full set of printed materials for the Special Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

FEF_33945_NA_042424_C

PO Box 28015 Albuquerque, NM 87125-8015

Individual SmartNotice

This notice represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration.

IMPORTANT PROXY INFORMATION

 Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.

When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on July 16, 2024.

The Special Meeting of Shareholders will be held virtually at the following Website: www.meetnow.global/MQZDHHG, on July 16, 2024, at 8:00 a.m., Eastern Time. To participate in the Virtual Meeting please follow the instructions in the Proxy Materials and enter the 14-digit control number from the shaded box on this Notice.

As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Special Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares.

The Proxy Materials, which include the Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at:

https://www.proxy-direct.com/Fidelity

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than July 5, 2024, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/Fidelity

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

-  Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-  If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JULY 5, 2024, TO FACILITATE TIMELY DELIVERY.

FEF_33945_NA_042424_I

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24
Fund Name25	Fund Name26	Fund Name27
Fund Name28	Fund Name29	Fund Name30
Fund Name31	Fund Name32	Fund Name33
Fund Name34	Fund Name35	Fund Name36
Fund Name37	Fund Name38	Fund Name39
Fund Name40	Fund Name41	Fund Name42
Fund Name43	Fund Name44	Fund Name45
Fund Name46	Fund Name47	Fund Name48
Fund Name49	Fund Name50	Fund Name51
Fund Name52	Fund Name53	Fund Name54
Fund Name55	Fund Name56	Fund Name57
Fund Name58	Fund Name59	Fund Name60

The following matter will be considered at the Meeting:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1:

1.	To elect a Board of Trustees.

01.	Bettina Doulton	02.	Robert A. Lawrence	03.	Vijay C. Advani	04.	Thomas P. Bostick
05.	Donald F. Donahue	06.	Vicki L. Fuller	07.	Patricia L. Kampling	08.	Thomas A. Kennedy
09.	Oscar Munoz	10.	Karen B. Peetz	11.	David M. Thomas	12.	Susan Tomasky
13.	Michael E. Wiley

Please refer to the Proxy Materials for further details on the proposal and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

In connection with a portion of this proxy campaign, the Funds have elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet or request a full set of printed materials for the Special Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

FEF_33945_NA_042424_I

Fidelity INVESTMENTS

[Fund Name]

Special Shareholder Meeting: [Meeting Date]

Important proxy voting material is ready for your review.

Control Number: 00099999000000
Security Code: 99999999
VOTE NOW!

For shareholders as of [Record Date].

Ways to Vote

Click on the Vote Now button above

Call 1-800-337-3503

Vote by [Month XX, 20XX] 11:59 PM ET

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We're Here to Help

Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.–7:00 p.m. ET.

Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.

Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at accounts.fidelity.com.

View the Fidelity Investments and the Fidelity Funds privacy notice.

Fidelity Investments Institutional Operations Company, LLC, 900 Salem Street, Smithfield, RI 02917

913273.3.0

Subject:
Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity INVESTMENTS

[Fund Name]

Special Shareholder Meeting: [Meeting Date]

Important proxy voting material is ready for your review.

Control Number: 20699999001000
Security Code: 99999999
VOTE NOW!

For shareholders as of [Record Date].

Ways to Vote

Click on the Vote Now button above

Call 1-800-337-3503

Vote by [Month XX, 20XX] 11:59 PM ET

Important Materials

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We're Here to Help

800-544-6666

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.

You are receiving this email because you have enrolled in eDelivery. If you wish to update your delivery preferences, please log in to your Fidelity account.

Fidelity Institutional© provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC.

245 Summer Street, Boston, MA 02210-1133

©2019 FMR LLC. All rights reserved.

990960.2.0

Subject:
Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity INVESTMENTS

[Fund Name]

Special Shareholder Meeting: [Meeting Date]

Important proxy voting material is ready for your review.

Control Number: 20699999001000
Security Code: 99999999
VOTE NOW!

For shareholders as of [Record Date].

Ways to Vote

Click on the Vote Now button above

Call 1-800-337-3503

Vote by [Month XX, 20XX] 11:59 PM ET

Important Materials

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Questions?

Please contact your representative.

(Note: Do not reply to this email. Any email will not be reviewed or monitored.)

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.

You are receiving this email because you have enrolled in eDelivery. If you wish to update your delivery preferences, please log in to your account.

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

245 Summer Street, Boston, MA 02210-1133

990983.2.0

Subject:
Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity INVESTMENTS

[Fund Name]

Special Shareholder Meeting: [Meeting Date]

Important proxy voting material is ready for your review.

VOTE NOW!

For shareholders as of [Record Date].

Ways to Vote

Log on to your Fidelity Account	Call 1-800-337-3503	Vote by [Month XX, 20XX] 11:59 PM ET

Control Number: 20699999001000
Security Code: 99999999
VOTE NOW!

Important Materials

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We're Here to Help

800-343-3548 | Send a secure email

Fidelity.com | Privacy Policy | Terms of Use

To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email.

You are receiving this email because you have enrolled in eDelivery. If you wish to update your delivery preferences, please log in to your account.

To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.13.0

©2019 FMR LLC

All rights reserved.

Subject:
Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity INVESTMENTS

[Fund Name]

Special Shareholder Meeting: [Meeting Date]

Important proxy voting material is ready for your review.

Control Number: 20699999001000
Security Code: 99999999
VOTE NOW!

For shareholders as of [Record Date].

Ways to Vote

Click on the Vote Now button above

Call 1-800-337-3503

Vote by [Month XX, 20XX] 11:59 PM ET

Important Materials

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Adode® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, LLC., 245 Summer Street, Boston, MA 02210

893445.6.0

©2020 FMR LLC All rights reserved.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Shareholder:

You consented to receiving your proxy materials over the internet by registering your e-mail address and other information with Fidelity Investments. Regrettably, the electronic notification that was sent to you for the upcoming Special Meeting of Shareholders was returned to us as undeliverable.

Enclosed please find proxy materials regarding the upcoming Special Meeting.

We appreciate your interest in this program and hope that you will visit Fidelity’s website to update your e-mail address.

Computershare Fund Services, Independent Tabulator of Fidelity Investments

FORM OF

COMPUTERSHARE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxy-direct.com/Fidelity, shareholder sees Screen 1]

Computershare	proxydirect

Enter your 14 digit control number from the shaded box on your notice or card:
Enter your 8 digit security code from the unshaded box on your notice or card:

[“Login” button appears here]

To access materials without a control number: Click [“here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds.

[If shareholder clicks on “Login” before inputting a valid control number, the following error message appears:]

There is a length error with the Control Number and/or Security Code

[If shareholder clicks on “Login” after inputting a valid control number, Screen 2 appears [only applicable to Notice and Access campaigns], otherwise Screen 3 appears.]

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on the [“Help” link appears here] link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Links – (right justified) Home  Contact Us  Security  Privacy Policy  Help  View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 2 [Only applicable to Notice and Access campaigns.]

[Upon entering control number in Screen 1, shareholder sees Screen 2]

Computershare	proxydirect

[Fidelity Logo appears here]

The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Permanent elections for future proxies can be made by clicking on SET FUTURE PREFERENCES Requesting paper materials will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING.

	ACCESS OR REQUEST MATERIALS	VOTE YOUR PROXY

View Materials:	Click Here [If shareholder clicks on “Click Here” link, they will be directed to the Proxy Materials Page]

Request Materials:	Click Here [If shareholder clicks on “Click Here” link, they will be directed to the Request Materials Page]	To Vote via our Touch Tone line, have your voting card or meeting notice in front of you and call 1-800-337-3503

Set Future Preferences: Click Here

To Request Materials via our Touch Tone Order Request line call 1-877-816-5331

Links – (center justified) “Back to Login Page” “Continue to Voting”

[If shareholder clicks on “Back to Login Page” link, they will be redirected to Screen 1]

[If shareholder clicks on “Continue to Voting” link they will be directed to Screen 3]

Links – (right justified)  Home  Contact Us  Security  Privacy Policy  Help  View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 3 - Internet Voting Page

[After clicking “Continue to Voting” on Screen 2 [only applicable to Notice and Access campaigns] or “Login” on Screen 1, shareholder sees Screen 3]

Computershare	proxydirect

[Fidelity Logo appears here]

Text - (left justified)

Control Number: [control number appears here]

Text - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE [FOR/AGAINST] THE PROPOSAL.

Text - (right justified)

Mark All> [For/Against/Withhold]

Proposals [If shareholder needs to vote on the proposal the Fund Name and the radial button for voting appears. Proposals not applicable for the shareholder will display that the proposal is not applicable.]

01.01 [Title of proposal]. [Name of nominee for Trustee election]	[For][Withhold]

01.02 [Title of proposal]. [Name of nominee for Trustee election]	[For][Withhold]

01.03 [Title of proposal]. [Name of nominee for Trustee election]	[For][Withhold]

02. [Title of proposal will be inserted].	Text - (right justified)
[For/Against/Abstain]

03. [Title of proposal will be inserted].	Text - (right justified)
[For/Against/Abstain]

04. [Title of proposal will be inserted].	Text - (right justified)
[For/Against/Abstain]

If you have questions regarding the voting process, please call [1-877-456-7881][Campaign Specific Phone Number]

Links – (left justified) “Cancel” “Submit Vote”

[If shareholder clicks on “Cancel” link, the following popup appears:]

Text - (left justified)

Are you sure you want to cancel your vote?

[If shareholder clicks on “Submit Vote” link without making an election, the following popup appears:]

Text - (left justified)

You Must Vote On Each Proposal

Links – (right justified)  Home  Contact Us  Security  Privacy Policy  Help  View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 4 - Vote Submission Page

[Upon casting a vote by clicking the “SUBMIT” link on Screen 3, shareholder sees Screen 4]

Computershare	proxydirect
Link –“Log Out”

[Fidelity Logo appears here]

Control Number: [control number appears here]

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on [MM/DD/YYYY 00:00 AM/PM] ET to submit new voting instructions.

This is a summary of your voting instructions for the [Trust] Special Meeting. You may print this page for your records.

Link – “Print Page”

Instructions Submitted on [MM/DD/YYY 00:00 AM/PM ET]

[Summary of elections will appear here]

Computershare

Link “Click Here” – “to SET FUTURE PREFERENCE for receiving materials. [Only applicable to Notice and Access campaigns.]

[If shareholder clicks on “Click Here” link, they will be directed to the page to set future preferences.]

Link – “Return to Card List” or “Exit” [Multiple Cards]

Link – “Vote Another Card” or “Log Out” [Single Card]

[If shareholder clicks on “Return to Card List” link, they will be redirected to their Consolidated Ballot.]

[If shareholder clicks on “Exit” link, they will be redirected to Screen 1.]

[If shareholder clicks on “Vote Another Card” link, they will be redirected to Screen 1.]

[If shareholder clicks on “Log Out” link, they will be redirected to Screen 1.]

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

E-mail:
Confirm E-mail:
Link – “Send E-mail”

[If shareholder clicks on “Send E-mail” link, without an email address entered the following appears.]

* Blank

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, 2 [Only applicable to Notice and Access campaigns], 3, or 4, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Computershare	proxydirect

VIEW MATERIALS ONLINE

To view proxy Materials please click the appropriate link below.

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Link – “Return to Previous Page”

[If shareholder clicks on “Return to Previous Page” link, they will be redirected to the previous screen.]

You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address below http://www.adobe.com/products/acrobat/readstep.html

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 4, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: voteconfirm@proxy-direct.com

To: [Shareholder Last, First Name]

Subject: Confirmation of Internet Proxy Vote

Your vote for Control Number [number appears here] has been submitted to Fidelity Investments as follows:

[Vote summary appears here]

[If shareholder selects the option to Request Materials for the Fidelity funds on Screen 2 [Only applicable to Notice and Access campaigns] a new window will open that presents information in the following format.]

Form of

Request Materials Page

Computershare	proxydirect

REQUEST MATERIALS

You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote.

Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting.

Delivery Option:	☐	☐
	Electronic Delivery	Regular Mail

[If shareholder elects to receive materials electronically, they will follow the following prompts:

Email Address:	* Required
Confirm Email:	* Required

Note: You must click the Save Button to submit your Request for Materials.

Links – (right justified) “All Options” “Save”

[If shareholder clicks on “All Options” link, they will be redirected to Screen 2]

[If shareholder clicks on “Save” link, the following message will appear:

Your request to receive materials via electronic delivery has been submitted and for orders received prior to the meeting will be processed within 3 business days.]

[If shareholder elects to receive materials regular mail, they will follow the following prompts:

Links – (right justified) “All Options” “Save”

[If shareholder clicks on “All Options” link, they will be redirected to Screen 2]

[If shareholder clicks on “Save” link, the following message will appear:

Your request to receive materials has been submitted. Your proxy materials for orders received prior to the meeting will be mailed within 3 business days]

If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) “Back to Login Page”

[If shareholder clicks on “Back to Login Page” link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to Set Future Preferences on Screen 4 [Only applicable to Notice and Access campaigns] a new window will open that presents information in the following format.]

Form of

Set Future Preferences Page

Computershare	proxydirect

SET FUTURE PREFERENCES

If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy.

If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page.

Delivery Option:	☐	☐
	Electronic Delivery	Regular Mail

[If shareholder elects to receive materials electronically, they will follow the following prompts:

Email Address:	* Required
Confirm Email:	* Required

Note: You must click the Save Button to submit your Request for Materials.

Links – (right justified) “All Options” “Save”

[If shareholder clicks on “All Options” link, they will be redirected to Screen 2]

[If shareholder clicks on “Save” link, the following message will appear:

Your future preference has been saved.]

[If shareholder elects to receive materials regular mail, they will follow the following prompts:

Links – (right justified) “All Options” “Save”

[If shareholder clicks on “All Options” link, they will be redirected to Screen 2]

[If shareholder clicks on “Save” link, the following message will appear:

Your future preference has been saved.]

If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) “Back to Login Page”

[If shareholder clicks on “Back to Login Page” link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to return to their card list they will see the below.]

Computershare	proxydirect

[Fidelity Logo appears here]

Below please find all proxy voting ballots associated with your accounts. Click on the Consolidated Ballot button to submit a vote for all of your cards across all of your accounts at once.

Link – “Consolidated Ballot”

[If shareholder clicks on “Consolidated Ballot” link they will be directed to Screen 1 for all of their accounts]

Alternatively, you may vote each of your cards individually by clicking below on the control number of the card you wish to vote.

Control Number	Vote Status

Link—[Numbers print here]	[Voted/Not voted]

[If shareholder clicks on “a control number” link they will be directed to Screen 1 for that account]

Link – “Log out”

[If shareholder clicks on “Continue to Voting” link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

FIDELITY MUTUAL FUNDS WO# 33945- TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 04/30/2024
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:
THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.
Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”
IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”
OR
“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” ALL proposals.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again “

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin “

MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL:
“PROPOSAL 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for all nominees”

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
“Okay, voting withhold on all nominees “

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. “

THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
“Okay, finished withholding from nominees”

“PROPOSAL 2: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows... “ [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

NOTICE AND ACCESS: MATERIALS REQUEST TOUCH-TONE TELEPHONE SCRIPT
WO# 33945 -FIDELITY MUTUAL FUNDS-
WHEN CONNECTED TO OUR TOUCH TONE PHONE ORDERING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER(1-877-816-5331) , THE STOCKHOLDER WILL HEAR:

INITIAL GREETING:
“Thank you for calling the Proxy Materials Order Line.”
“This line is available to you until the meeting date of the current campaign”

THEN THE STOCKHOLDER IS PROMPTED TO ENTER THEIR CONTROL NUMBER:
“To request a copy of proxy materials by mail, I’ll need to validate some information from your Meeting Notice.”
“On your notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER ENTRY OF THEIR CONTROL NUMBER, THEY ARE PROMPTED TO ENTER THEIR SECURITY CODE:”
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.

THEN YOU HEAR:
“Thank you, Please hold while I validate those numbers.”

IF THE CODES ENTERED WERE VALID, THE CAMPAIGN GENERIC SPEECH IS HEARD NEXT:
Okay, you’ll be requesting meeting materials for the upcoming proxy meeting

THEN THE FOLLOWING SPEECH IS HEARD:
“Your request for a paper copy of your proxy materials will be processed in just a moment. For future meetings you can elect to receive proxy materials by email or by mail. If you prefer email, please log on to the web site listed on your STOCKHOLDER meeting Notice so that we can capture your email address. If you prefer to receive all future proxy materials by mail, press 1 now. If you don’t want to set a future delivery preference, just hold on for your material order confirmation.”

NEXT, THE STOCKHOLDER HEARS:
“Please hold while I process your request.”

THEN THE STOCKHOLDER HEARS:
“Your request has been received. Proxy material orders will be mailed within 3 business days.”

OR, IF THE STOCKHOLDER HAS A PENDING ORDER THEY HEAR THIS SPEECH INSTEAD:
“There’s already a request for proxy meeting materials that’s pending. Material orders are mailed within 3 business days from when they were requested.”

IF THE MEETING IS WITHIN 10 DAYS OF THE CALL, THE STOCKHOLDER WILL HEAR:
“Since the meeting is within 10 days, I cannot guarantee that you’ll receive your proxy materials in sufficient time for you to review the materials and process your vote. However, you can always view your proxy materials and vote online by logging onto the website listed on your STOCKHOLDER meeting notice.”

IF THE STOCKHOLDER ELECTED TO RECEIVE ALL FUTURE PROXY MATERIALS BY MAIL THEY WILL HEAR:

“Additionally, as you’ve indicated, you’ll receive all future proxy meeting materials by mail.”

THEN THE STOCKHOLDER IS PROMPTED TO SEE IF THEY HAVE ANOTHER NOTICE:

“If you have received a notice on another account that you’d like me to send you materials on, press one now.”

THEN IF THE STOCKHOLDER ELECTS TO ORDER MATERIALS FOR ANOTHER NOTICE:

“Okay, to send you materials on another account we’ll just need to repeat the process using the details from your other notice. Let’s begin...”

IF THE STOCKHOLDER DOESN’T CHOOSE THE OPTION TO ORDER MATERIALS FOR ANOTHER NOTICE, THEY HEAR:

“I’m now going to end this call. Thank you for calling. Goodbye.”

Proxy Voting Q&A posted on fidelity.com

Proxy Voting by Shareholders of Fidelity Funds

Thank you for investing with Fidelity!

A mutual fund is an investment company, and your investment in shares of a Fidelity mutual fund makes you a shareholder of the fund. As a shareholder, you are entitled to vote on matters presented at a fund’s shareholder meeting.

Mutual funds, like other companies, hold shareholder meetings to present and discuss important management decisions that require shareholder input, including proposed changes to fund services or certain policies.

•	You are entitled to one vote for each dollar of net asset value you own.

The Trustees of your Fidelity Fund— most of whom are not affiliated with Fidelity—are responsible for considering your interests as a shareholder.

•	One privilege of a mutual fund shareholder is to participate in electing the Trustees for your Fidelity Fund.

•	In turn, the Trustees, after careful review, may request your vote on other proposals that affect the fund and your investment in it.

We believe that voting by proxy online or by phone is the most convenient way for you to participate in a Fidelity Fund vote.

•	You can cast a proxy vote online, over the telephone, or through postal mail.

•	That way, your vote can be counted without your having to attend the meeting in person.

•	Or you may attend a shareholder meeting to vote in person.

We appreciate your placing your trust in Fidelity, and thank you for allowing us to help you achieve your financial goals.

+ Expand all - Collapse all

Frequently Asked Questions

+	What is proxy voting?
+	When will I receive the information I need to vote?
+	How can I submit a proxy vote?
+	I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?
+	I used to enter a PIN when voting proxy—why is this no longer required?
+	I voted and I would like to change my vote—is this possible?
+	Does my vote matter?
+	Who are “Computershare”, “Broadridge” and D.F. King?
+	How can I opt out of telephone calls about shareholder proxy voting?

Frequently Asked Questions

- What is proxy voting?

When your vote is requested on proposals that affect the fund and your investment in it, you could, if you wanted, attend the shareholder meeting in person—or you could vote by proxy online or by phone. This way, your vote can be counted without your having to attend the meeting in person.

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-When will I receive the information I need to vote?

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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-How can I submit a proxy vote?

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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-I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 800-343-3548. On the voting screen, you may also choose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink® Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences. [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits and update their mail preferences.]

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-I used to enter a PIN when voting proxy—why is this no longer required?

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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-I voted and I would like to change my vote—is this possible?

Yes, you can vote again using the “Voted” link in the Action column as long as voting is still open. The latest valid vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Does my vote matter?

Your vote is extremely important, no matter how large or small your holdings may be.

In order to take action at a Fidelity Funds shareholder meeting, a quorum must be achieved. Quorum is achieved when a sufficient number of shareholders are represented in person or by proxy at the shareholder meeting. If quorum is not achieved, the meeting may adjourn to a future date.

Fidelity and/or a third-party proxy vendor attempts to reach shareholders via multiple mailings or emails to remind them to cast their votes. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted.

Voting your shares immediately when you receive notification will help the meeting achieve quorum and minimize additional expense and efforts to contact you by email or phone to solicit your vote.

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-Who are “Computershare”, “Broadridge” and D.F. King?

The shareholder proxy voting process is typically managed on behalf of the Fidelity funds by a proxy vendor. Fidelity may hire a third-party proxy vendor to call shareholders and record proxy votes. Computershare, Broadridge and D.F. King are examples of third-party proxy vendors that may have been retained by the Fidelity Funds.

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-How can I opt out of telephone calls about shareholder proxy voting?

Please call Fidelity at 800-343-3548 to make this request.

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Log Into Your Accounts For Proxy Materials (if any)Log In Required . [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits for proxy materials.]

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Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

What is Proxy Voting?

When will I receive the information I need to vote?

How can I submit a proxy vote?

I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

I used to enter a control number when voting proxy, why is this now no longer required?

I voted and I would like to change my vote, is this possible?

When can I expect to receive proxy materials?

Q: What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting.

Top

Q: When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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Q: How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Please note, online and telephone voting is available up until 11:59 PM EST on the day prior to the scheduled meeting. In order to vote on the day of the meeting, you must attend the meeting.

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Q: I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

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Q: I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using institutional.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

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Q: I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Proxy Help posted on institutional.fidelity.com

Proxy Materials Table

Proxy Type/Control Number

This column explains what type of shareholder meeting is taking place, and provides you with a unique control number that you’ll need to confirm your identity to submit a proxy vote. You might be asked to insert a security code in addition to the control number.

Due Date

The Due Date column reflects the meeting date minus one day. If you would like to cast a proxy vote online or by telephone, you will have the opportunity to do so up until 11:59 PM EST on the day prior to the scheduled meeting. If you would like to vote on the day of the meeting, you may do so by attending the meeting.

Status

The status column tells you which action you can take for a particular meeting, whether it’s casting a vote (Vote), changing a vote (Voted), or Meeting Closed.

Last Action Taken

This column shows the date on which you last voted or changed your vote, regardless of the method you used to submit your vote – by mail, telephone, or online.

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